Exhibit 10.1

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EXECUTION VERSION

UNITED NATURAL FOODS, INC.,

UNITED NATURAL FOODS WEST, INC.

and certain other Subsidiaries from time to time,

as U.S. Borrowers

and

UNFI CANADA, INC.,

as Canadian Borrower

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Dated as of April 29, 2016

U.S.$900,000,000.00

CERTAIN FINANCIAL INSTITUTIONS,

as Lenders

and

BANK OF AMERICA, N.A.,
as Administrative Agent

BANK OF AMERICA, N.A. (acting through its Canada branch),

as Canadian Agent

JPMORGAN CHASE BANK, N.A. and U.S. BANK NATIONAL ASSOCIATION,

as Co-Syndication Agents

ROYAL BANK OF CANADA, TD BANK N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agents

and

BANK OF AMERICA, N.A., JPMORGAN CHASE BANK, N.A.,
and U.S. BANK NATIONAL ASSOCIATION,
as Joint Lead Arrangers and Joint Bookrunners

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(continued)

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(continued)

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(continued)

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

LIST OF EXHIBITS AND SCHEDULES

Exhibit A	U.S. Revolver Note
Exhibit B	Canadian Note
Exhibit C	Assignment and Acceptance
Exhibit D	Assignment Notice

Schedule 1.1(a)	U.S. Revolver Commitments and Canadian Commitments of Lenders
Schedule 1.1(b)	Fiscal Periods; Fiscal Quarters
Schedule 2.3.1	Existing Letters of Credit
Schedule 8.6.1	Business Locations
Schedule 9.1.4	Names and Capital Structure
Schedule 9.1.11	Patents, Trademarks, Copyrights and Licenses
Schedule 9.1.14	Environmental Matters
Schedule 9.1.15	Restrictive Agreements
Schedule 9.1.16	Litigation
Schedule 9.1.18	Pension Plans
Schedule 9.1.20	Labor Contracts
Schedule 9.1.25	Assets and Debt of the Excluded Subsidiary
Schedule 10.2.1	Existing Debt
Schedule 10.2.2	Existing Liens
Schedule 10.2.5	Existing Investments
Schedule 10.2.17	Existing Affiliate Transactions

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THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is dated as of April 29, 2016, among UNITED NATURAL FOODS, INC., a Delaware corporation (“UNFI”), UNITED NATURAL FOODS WEST, INC., a California corporation (“UNFW”), and certain Subsidiaries of UNFI party hereto from time to time that become borrowers pursuant to Section 10.1.9 (each such Subsidiary, together with UNFI and UNFW, collectively, “U.S. Borrowers”), UNFI CANADA, INC., a corporation organized under the Canada Business Corporations Act (“Canadian Borrower” and, together with U.S. Borrowers, collectively, “Borrowers”), the financial institutions party to this Agreement from time to time as lenders (collectively, “Lenders”), BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (“Administrative Agent”), BANK OF AMERICA, N.A. (acting through its Canada branch), as Canadian agent for the Lenders (“Canadian Agent”), JPMORGAN CHASE BANK, N.A. and U.S. BANK NATIONAL ASSOCIATION, as Co-Syndication Agents, ROYAL BANK OF CANADA, TD BANK N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, and BANK OF AMERICA, N.A., JPMORGAN CHASE BANK, N.A., and U.S. BANK NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Bookrunners.

R E C I T A L S:

WHEREAS, pursuant to a certain Second Amended and Restated Loan and Security Agreement, dated as of May 24, 2012, among UNFI, UNFW and Canadian Borrower (collectively, “Existing Borrowers”), the lenders party thereto (“Existing Lenders”) and Administrative Agent (the “Existing Credit Agreement”), Existing Lenders agreed to provide (subject to the terms set forth therein) a revolving credit facility to Existing Borrowers, including a subfacility available in Canadian Dollars to Canadian Borrower;

WHEREAS, U.S. Borrowers have requested that U.S. Revolver Lenders increase the U.S. Revolver Commitments from $550,000,000 to $850,000,000, and U.S. Revolver Lenders are willing to provide such increased U.S. Revolver Commitments on the terms and conditions set forth in this Agreement;

WHEREAS, Canadian Borrower has requested that Canadian Lenders continue to maintain the Canadian Commitments of $50,000,000, and Canadian Lenders are willing to maintain such Canadian Commitments on the terms and conditions set forth in this Agreement;

WHEREAS, Borrowers wish to continue and reaffirm the grant of liens and security interests by Borrowers in favor of the Applicable Agent, for the benefit of the applicable Secured Parties, and, to the extent not covered in the Existing Credit Agreement, grant liens in favor of the Applicable Agent for the benefit of the Applicable Agent and the other applicable Secured Parties; and

WHEREAS, the parties hereto wish to amend, restate and supersede the Existing Credit Agreement in its entirety as more fully set forth herein.

NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties agree as follows:

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SECTION 1.        DEFINITIONS; RULES OF CONSTRUCTION

1.1.         Definitions.  As used herein, the following terms have the meanings set forth below:

Account: as defined in the UCC or PPSA, as applicable, and all “claims” (for purposes of the Civil Code of Québec), including all rights to payment for goods sold or leased, or for services rendered.

Account Debtor: a Person who is obligated under an Account, Chattel Paper or General Intangible.

Adjusted Aggregate Availability:  the sum of (a) Aggregate Availability, plus (b) the amount by which (i) the sum of (A) the U.S. Accounts Formula Amount, plus (B) the Canadian Accounts Formula Amount, plus (C) the U.S. Inventory Formula Amount, plus (D) the Canadian Inventory Formula Amount, minus (E) the Availability Reserve exceeds (ii) the Aggregate Commitments; provided that the amount in this clause (b) shall not exceed an amount equal to 2.50% of the Aggregate Commitments as of the applicable date of determination.

Administrative Agent: as defined in the preamble to this Agreement.

Affiliate: with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.  “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have correlative meanings.

Agent or Applicable Agent:  the Administrative Agent or the Canadian Agent, as the context requires.

Agent Indemnitees: each Agent and its officers, directors, employees, Affiliates, agents and attorneys.

Agent Professionals: attorneys, accountants, appraisers, auditors, business valuation experts, environmental engineers or consultants, turnaround consultants, and other professionals and experts retained by any Agent.

Aggregate Availability: on any date of determination, an amount equal to the sum of (a) U.S. Revolver Availability plus (b) Canadian Availability.

Aggregate Availability Certificate:  a certificate, in form satisfactory to Administrative Agent, by which Borrowers certify as to the daily average Aggregate Availability, U.S. Revolver Availability and Canadian Availability (a) for purposes of determining the termination date of a Trigger Event, for the thirty (30) consecutive days prior to such termination date, and (b) for all other purposes herein, for the most recently ended Fiscal Quarter.

Aggregate Borrowing Base:  on any date of determination, an amount equal to the sum of (a) the U.S. Revolver Borrowing Base plus (b) the Canadian Borrowing Base.

Aggregate Canadian Commitments: the aggregate amount of Canadian Commitments of all Canadian Lenders.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Aggregate Commitments:  the Aggregate U.S. Revolver Commitments and the Aggregate Canadian Commitments.

Aggregate U.S. Revolver Commitments: the aggregate amount of U.S. Revolver Commitments of all U.S. Revolver Lenders.

Agreement:  this Third Amended and Restated Loan and Security Agreement.

Allocable Amount: as defined in Section 5.11.3.

Anti-Corruption Laws: all laws, rules, and regulations of any jurisdiction applicable to the Borrowers or their Subsidiaries from time to time concerning or relating to bribery or corruption.

Anti-Terrorism Laws: any laws relating to terrorism or money laundering, including the Patriot Act and the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada).

Applicable Commitment Termination Date:  the U.S. Revolver Commitment Termination Date or the Canadian Commitment Termination Date, as the context requires.

Applicable Floating Rate: the Base Rate or the Canadian Prime Rate, as the context requires.

Applicable Floating Rate Loans: Base Rate Loans or Canadian Prime Rate Loans, as the context requires.

Applicable Law: all laws, rules, regulations and governmental guidelines applicable to the Person, conduct, transaction, agreement or matter in question, including all applicable statutory law, common law and equitable principles, and all provisions of constitutions, treaties, statutes, rules, regulations, orders and decrees of Governmental Authorities.

Applicable Lenders: with respect to (a) U.S. Revolver Loans and Letters of Credit issued for the account or benefit of the U.S. Borrowers or their Subsidiaries, the U.S. Revolver Lenders, and (b) Canadian Loans and Letters of Credit issued for the account or benefit of the Canadian Borrower or its Subsidiaries, the Canadian Lenders.

Applicable Margin: with respect to any Type of Loan, the margin set forth below, as determined by the daily average Aggregate Availability for the last Fiscal Quarter:

Level	Aggregate Availability (Daily Average)	Applicable Floating Rate Loans	Applicable Offered Rate Loans
I	> 66.6%	0.00%	1.00%
II	< 66.6% but > 33.3%	0.25%	1.25%
III	< 33.3%	0.50%	1.50%

Until the last day of the Fiscal Quarter ending on or about April 29, 2017, margins shall be determined as if Level II were applicable.  Thereafter, the margins shall be subject to increase or decrease based upon daily average Aggregate Availability for the most recently ended Fiscal Quarter upon receipt by Administrative Agent pursuant to Section 10.1.2 of the Aggregate Availability Certificate for the most recently ended Fiscal Quarter, which change shall be effective on the first day of the calendar month following receipt.  If, by the first day of a month, any Aggregate Availability Certificate due in the preceding month has not been received, then, at the option of Administrative Agent or Required Lenders,

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the margins shall be determined as if Level III were applicable, from such day until the first day of the calendar month following actual receipt.  Notwithstanding the foregoing, Level I shall apply only to the extent that the Leverage Ratio for the most recently ended period of four consecutive Fiscal Quarters for which a Compliance Certificate has been delivered in accordance with Section 10.1.2(c) is less than 2.25 to 1.00; otherwise, to the extent the Aggregate Availability is > 66.6% but such Leverage Ratio equals or exceeds 2.25 to 1.00, Level II shall apply.

Applicable Offered Rate: LIBOR or the BA Equivalent Rate, as the context requires.

Applicable Offered Rate Loans: LIBOR Loans or BA Equivalent Rate Loans, as the context requires.

Applicable Termination Date:  the U.S. Revolver Termination Date or the Canadian Termination Date, as the context requires.

Approved Fund: any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in its ordinary course of activities, and is administered or managed by a Lender, an entity that administers or manages a Lender, or an Affiliate of either.

Asset Disposition: a sale, lease, license, consignment, transfer or other disposition of Property of an Obligor, including a disposition of Property in connection with a sale-leaseback transaction or synthetic lease, but excluding an issuance of Equity Interests by such Obligor.

Assignment and Acceptance: an assignment agreement between a Lender and Eligible Assignee, in the form of Exhibit C or otherwise satisfactory to the Applicable Agent.

Availability Reserve: the sum (without duplication) of (a) the Inventory Reserve; (b) the Rent and Charges Reserve; (c) the Bank Product Reserve; (d) the aggregate amount of liabilities secured by Liens upon Collateral that are senior to any Agent’s Liens (but imposition of any such reserve shall not waive an Event of Default arising therefrom), but not in excess of the Value of the affected Collateral; and (e) such additional reserves (including, without limitation, a reserve equal to the amount outstanding under all Seller Notes), in such amounts and with respect to such matters, as the Administrative Agent in its Permitted Discretion may elect to impose from time to time, including reserves with respect to amounts owing by any Borrowing Base Obligor to any Person to the extent secured by a Lien on, or trust over, any Collateral including pursuant to PACA and/or PSA, or the rights of suppliers under Section 81.1 of the Bankruptcy and Insolvency Act (Canada) or of farmers, fishermen and aquaculturists under Section 81.2 of the Bankruptcy and Insolvency Act (Canada) and Prior Claims.

BA Equivalent Rate: for the applicable Interest Period of each BA Equivalent Rate Loan, the rate of interest per annum equal to the annual rates applicable to Canadian Dollar bankers’ acceptances having an identical or comparable term as the proposed BA Equivalent Rate Loan displayed and identified as such on the display referred to as the “CDOR Page” (or any display substituted therefor) of Reuter Monitor Money Rates Service as at approximately 10:00 A.M. on such day (or, if such day is not a Business Day, as of 10:00 A.M. on the immediately preceding Business Day), plus five (5) basis points, provided that if such rates do not appear on the CDOR Page at such time on such date, the rate for such date will be the annual discount rate (rounded upward to the nearest whole multiple of 1/100 of 1%) as of 10:00 A.M. on such day at which a Canadian chartered bank listed on Schedule 1 of the Bank Act (Canada) as selected by Bank of America-Canada Branch is then offering to purchase Canadian Dollar bankers’ acceptances accepted by it having such specified term (or a term as closely as possible

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comparable to such specified term), plus five (5) basis points; provided, that in no event shall the BA Equivalent Rate be less than zero.

BA Equivalent Rate Loan: any Loan in Canadian Dollars bearing interest at a rate determined by reference to the BA Equivalent Rate.  All BA Equivalent Rate Loans shall be denominated in Canadian Dollars.

Bank of America: Bank of America, N.A., a national banking association, and its successors and assigns.

Bank of America-Canada Branch: Bank of America, N.A. (acting through its Canada branch), and its successors and assigns.

Bank of America Indemnitees: Bank of America and its officers, directors, employees, Affiliates, branches (including Bank of America-Canada Branch), agents, mandataries, and attorneys.

Bank Product: any of the following products, services or facilities extended to any Borrower or Subsidiary by a Lender or any of its Affiliates: (a) Cash Management Services; (b) products under Hedging Agreements; (c) commercial credit card and merchant card services; and (d) other banking products or services as may be requested by any Borrower or Subsidiary, other than Letters of Credit.

Bank Product Reserve: the sum of (a) with respect to Qualified Secured Bank Product Obligations, an amount equal to the sum of the maximum amounts of the then outstanding Qualified Secured Bank Product Obligations to be secured as set forth in the notices delivered by Secured Bank Product Providers providing such Qualified Secured Bank Product Obligations and the Borrower Agent to the Administrative Agent in accordance with clause (b) of the definition of Secured Bank Product Providers plus (b) with respect to any other Secured Bank Product Obligations, the aggregate amount of reserves established by Administrative Agent from time to time in its Permitted Discretion to reflect the reasonably anticipated liabilities in respect of such other then outstanding Secured Bank Product Obligations.

Bankruptcy Code: Title 11 of the United States Code.

Base Rate: for any day, a per annum rate equal to the highest of (a) the Prime Rate for such day; (b) the Federal Funds Rate for such day, plus 0.50%; and (c) LIBOR for a one-month interest period as determined on such day, plus 1.0%.

Base Rate Loan: any Loan that bears interest based on the Base Rate.  All Base Rate Loans shall be denominated in U.S. Dollars.

Board of Governors: the Board of Governors of the Federal Reserve System.

Borrowed Money: with respect to any Obligor, without duplication, its (a) Debt that (i) arises from the lending of money by any Person to such Obligor, (ii) is evidenced by notes, drafts, bonds, debentures, credit agreements or similar instruments, (iii) accrues interest in the absence of default or is a type upon which interest charges are customarily paid (excluding trade payables owing in the Ordinary Course of Business), or (iv) was issued or assumed as full or partial payment for Property (excluding trade payables owing in the Ordinary Course of Business); (b) Capital Leases; (c) reimbursement obligations with respect to standby letters of credit; and (d) guaranties of any Debt of the foregoing types owing by another Person.

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Borrowers: as defined in the preamble to this Agreement.

Borrower Agent: as defined in Section 4.4.

Borrower Materials: U.S. Revolver Borrowing Base information, Canadian Borrowing Base information, Compliance Certificates, Aggregate Availability Certificates, reports, financial statements and other written materials delivered by Borrowers hereunder, as well as other Reports and written information provided by Administrative Agent to Lenders.

Borrowing: a group of Loans of one Type that are made on the same day or are converted into Loans of one Type on the same day.

Borrowing Base Certificate: a certificate, in form satisfactory to Administrative Agent, prepared by Borrowers, by which a Senior Officer of Borrower Agent certifies the calculation of the U.S. Revolver Borrowing Base and the Canadian Borrowing Base.

Borrowing Base Obligor: each U.S. Borrowing Base Obligor and the Canadian Borrower.

Business Day: any day other than (a) a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, North Carolina and New York, (b) if such day relates to a LIBOR Loan, any such day on which dealings in U.S. Dollar deposits are conducted between banks in the London interbank Eurodollar market, and (c) when used with reference to a Canadian Loan, any other day on which banks are permitted or required to be closed in Toronto, Ontario, Canada.

California Producer’s Lien Law:  §55631, et seq. of the California Food and Agricultural Code.

Canadian Accounts Formula Amount: 90% of the U.S. Dollar Equivalent of the Value of Eligible Accounts of the Canadian Borrower; provided, however, that such percentage shall be reduced by 1.0% for each percentage point of Dilution.

Canadian Agent: as defined in the preamble to this Agreement.

Canadian Availability: the Canadian Borrowing Base minus the Total Canadian Outstandings.

Canadian Borrower: as defined in the preamble to this Agreement.

Canadian Borrowing Base:  on any date of determination, an amount equal to the lesser of (a) the Aggregate Canadian Commitments; and (b) the sum of the Canadian Accounts Formula Amount, plus the Canadian Inventory Formula Amount, plus Qualified Cash of the Canadian Borrower, minus the Availability Reserve (it being understood that the amount of the Availability Reserve shall be allocated, in the Permitted Discretion of the Administrative Agent and without duplication, between the U.S. Revolver Borrowing Base and the Canadian Borrowing Base).

Canadian Commitment: for any Canadian Lender, its obligation to make Canadian Loans and to participate in Canadian LC Obligations up to the maximum principal U.S. Dollar amount shown on Schedule 1.1(a), as hereafter modified pursuant to Section 2.1.7 or an Assignment and Acceptance to which it is a party.

Canadian Commitment Termination Date: the earliest to occur of (a) the Canadian Termination Date; (b) the date on which the Canadian Borrower terminates the Aggregate Canadian Commitments

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pursuant to Section 2.1.4; or (c) the date on which the Aggregate Canadian Commitments are terminated pursuant to Section 11.2.

Canadian Debenture: the debenture, dated as of June 11, 2010, issued by the Canadian Borrower pursuant to the Canadian Deed of Hypothec, and payable to the order of Bank of America, N.A., as reaffirmed pursuant to the Reaffirmation Agreement.

Canadian Debtor Relief Laws: the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-up Act (Canada) and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, dissolution or similar provincial, territorial, federal or other applicable jurisdictional debtor relief laws of Canada.

Canadian Deed of Hypothec: the Deed of Hypothec to Secure Payment of Debentures, dated as of June 11, 2010, by the Canadian Borrower in favor of Bank of America, N.A., acting as fondé de pouvoir for the debentureholders under the Canadian Debenture, as reaffirmed pursuant to the Reaffirmation Agreement.

Canadian Dollar Equivalent: of any amount means, at the time of determination thereof, (a) if such amount is expressed in Canadian Dollars, such amount and (b) if such amount is denominated in any other currency, the equivalent of such amount in Canadian Dollars as determined by the Canadian Agent using the Spot Rate.

Canadian Dollars or CD$: the lawful currency of Canada.

Canadian Inventory Formula Amount: 90% of the NOLV Percentage of the U.S. Dollar Equivalent of the Value of Eligible Inventory of the Canadian Borrower.

Canadian LC Conditions: the following conditions necessary for issuance of a Letter of Credit for the account or benefit of the Canadian Borrower or any of its Subsidiaries: (a) each of the conditions set forth in Section 6 shall have been satisfied; (b) after giving effect to such issuance, the U.S. Dollar Equivalent of Canadian LC Obligations does not exceed U.S.$4,000,000, Total LC Obligations do not exceed U.S.$50,000,000, no Overadvance exists, no Canadian Overadvance exists, Total Canadian Outstandings do not exceed the Canadian Borrowing Base, and Total Outstandings do not exceed the Aggregate Borrowing Base; (c) the expiration date of such Letter of Credit is (i) no more than 365 days from issuance in the case of standby Letters of Credit, and (ii) no more than 120 days from issuance in the case of documentary Letters of Credit, (d) the Letter of Credit and payments thereunder are denominated in U.S. Dollars or Canadian Dollars, and (e) the form of the proposed Letter of Credit is reasonably satisfactory to the Canadian Agent and the applicable Issuing Bank.

Canadian LC Obligations: the sum (without duplication) of (a) all amounts owing by the Canadian Borrower for any drawings under Letters of Credit issued for the account or on behalf of the Canadian Borrower or any of its Subsidiaries; and (b) the stated amount of all outstanding Letters of Credit issued for the account or on behalf of the Canadian Borrower or any of its Subsidiaries, except to the extent Cash Collateralized.

Canadian Lenders: the Lenders indicated on Schedule 1.1(a) as the Lenders of Canadian Loans, the Canadian Agent in its capacity as a provider of Swingline Loans to the Canadian Borrower, any Issuing Bank that issues a Letter of Credit for the account or on behalf of the Canadian Borrower and any other Person who hereafter becomes a “Canadian Lender” pursuant to the terms hereof.

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Canadian Loan: (a) a loan made to the Canadian Borrower pursuant to Section 2.1.1(b), (b) any Swingline Loan for the account of the Canadian Borrower, (c) any Overadvance Loan for the account of the Canadian Borrower deemed by the Canadian Agent to be a Canadian Loan and (d) any Canadian Protective Advance.

Canadian MEPP: any Canadian Plan that constitutes a multi-employer pension plan within the meaning of the Pension Benefits Act (Ontario) or under applicable pension standards legislation of another Canadian jurisdiction.

Canadian Note: a promissory note executed by the Canadian Borrower in favor of a Canadian Lender in the form of Exhibit B, in the amount of such Canadian Lender’s Canadian Commitment.

Canadian Obligations:  the Obligations of the Canadian Borrower.

Canadian Overadvance: as defined in Section 2.1.5.

Canadian Pension Event: an event which gives rise to a Lien (other than a Permitted Lien) in respect of a Canadian Plan that is a registered pension plan or pension plan (within the meaning of the Pension Benefits Act (Ontario) or under applicable pension standards legislation of another Canadian jurisdiction) or an event which would entitle a Person (with or without the consent of any Borrower or any of its Subsidiaries) to trigger or request a wind-up or termination, in full or in part, of such a Canadian Plan, or the institution of any procedure or other steps by any Person to trigger the termination of or obtain an order to terminate or wind-up, in full or in part, any such plan, or the receipt by any Borrower or any of its Subsidiaries of material correspondence from a Governmental Authority or any other Person relating to any circumstance or event that could lead to or trigger a potential or actual, partial or full, termination or wind-up of any such plan, or any other event in relation to any such plan which could otherwise reasonably be expected to adversely affect the registered or tax status of any such plan maintained by, sponsored by, or in which participates, any Borrower, or to which any of its Subsidiaries makes contributions.

Canadian Plan: any pension or other employee benefit plan (other than any provincial medical or drug program to which the Canadian Borrower or any of its Subsidiaries is obliged to directly or indirectly contribute but which is administered by a Governmental Authority) and which is: (a) a plan maintained by the Canadian Borrower or any of its Subsidiaries; (b) a plan to which the Canadian Borrower or any of its Subsidiaries contributes or is required to contribute; (c) a plan to which the Canadian Borrower or any of its Subsidiaries was required to make contributions at any time during the five (5) calendar years preceding the date of this Agreement; or (d) any other plan with respect to which the Canadian Borrower or any of its Subsidiaries or Affiliates has incurred or may incur liability, including contingent liability either to such plan or to any Person, administration or Governmental Authority.  For purposes of this provision, “pension plan” means a plan that is subject to registration under the Pension Benefits Act (Ontario) or applicable pension standards legislation of another Canadian jurisdiction.

Canadian Pledge of Debenture:  the Amended and Restated Pledge of Debenture, dated as of May 24, 2012, by the Canadian Borrower in favor of the Canadian Agent for the benefit of the Secured Parties, as reaffirmed pursuant to the Reaffirmation Agreement.

Canadian Prime Rate: a fluctuating rate per annum equal to the highest of (a) 30-day Reuters Canadian Deposit Offering Rate for bankers’ acceptances plus 1/2 of 1%, (b) the rate of interest publicly announced from time to time by Bank of America-Canada Branch as its reference rate of interest for loans made in Canadian Dollars to Canadian customers and designated as its “prime rate” and (c) BA

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Equivalent Rate for a one month interest period as determined on such day, plus 1.0%; provided, that in no event shall such rate be less than zero.  The “prime rate” is a rate set by Bank of America-Canada Branch based upon various factors, including Bank of America-Canada Branch’s costs and desired return, general economic conditions and other factors and is used as a reference point for pricing some loans.  Any change in the Canadian Prime Rate due to a change in Bank of America-Canada Branch’s Canadian prime rate shall be effective on the effective date of such change in Bank of America-Canada Branch’s prime rate.

Canadian Prime Rate Loan: any Loan that bears interest based on the Canadian Prime Rate.  All Canadian Prime Rate Loans shall be denominated in Canadian Dollars.

Canadian Protective Advance: as defined in Section 2.1.6(b).

Canadian Security Agreement: the Amended and Restated Security Agreement, dated as of May 24, 2012, by the Canadian Borrower in favor of the Canadian Agent, for itself and certain other Lenders, as reaffirmed pursuant to the Reaffirmation Agreement.

Canadian Security Documents: the Canadian Security Agreement, the Canadian Deed of Hypothec, the Canadian Debenture and the Canadian Pledge of Debenture.

Canadian Subsidiary: a Subsidiary that is organized or formed under the laws of Canada or any province thereof.

Canadian Termination Date:  April 29, 2021.

Capital Expenditures: all liabilities incurred or expenditures made by a Borrower or Subsidiary for the acquisition of fixed assets, or any improvements, replacements, substitutions or additions thereto with a useful life of more than one year.

Capital Lease: any lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

Cash Collateral: cash, and any interest or other income earned thereon, that is delivered to the Applicable Agent to Cash Collateralize any Obligations.

Cash Collateral Account: a demand deposit, money market or other account established by the Applicable Agent at such financial institution as such Agent may select in its discretion, which account shall be subject to the Applicable Agent’s Liens for the benefit of the applicable Secured Parties.

Cash Collateralize: the delivery of cash to the Applicable Agent, as security for the payment of the applicable Obligations, in an amount equal to (a) with respect to the applicable LC Obligations, 105% of the aggregate of such LC Obligations, and (b) with respect to any inchoate, contingent or other Obligations (including Secured Bank Product Obligations), the Applicable Agent’s good faith estimate of the amount that is due or could become due, including all fees and other amounts relating to such Obligations.  “Cash Collateralization” has a correlative meaning.

Cash Equivalents: (a) marketable obligations issued or unconditionally guaranteed by, and backed by the full faith and credit of, the United States government, maturing within 12 months of the date of acquisition; (b) certificates of deposit, time deposits and bankers’ acceptances maturing within 12 months of the date of acquisition, and overnight bank deposits, in each case which are issued by Bank of America or a commercial bank organized under the laws of the United States or any state or district thereof, rated

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

A-1 (or better) by S&P or P-1 (or better) by Moody’s at the time of acquisition, and (unless issued by a Lender) not subject to offset rights; (c) repurchase obligations with a term of not more than 30 days for underlying investments of the types described in clauses (a) and (b) entered into with any bank described in clause (b); (d) commercial paper issued by Bank of America or rated A-1 (or better) by S&P or P-1 (or better) by Moody’s, and maturing within nine months of the date of acquisition; and (e) shares of any money market fund that has substantially all of its assets invested continuously in the types of investments referred to above, has net assets of at least U.S.$500,000,000 and has the highest rating obtainable from either Moody’s or S&P.

Cash Management Services: any services provided from time to time by Bank of America or any of its Affiliates to any Borrower or Subsidiary in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, lockbox and stop payment services.

CERCLA: the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. § 9601 et seq.).

Change in Law: the occurrence, after the date hereof, of (a) the adoption, taking effect or phasing in of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority; or (c) the making, issuance or application of any request, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided, however, that “Change in Law” shall include, regardless of the date enacted, adopted or issued, all requests, rules, guidelines, requirements or directives (i) under or relating to the Dodd-Frank Wall Street Reform and Consumer Protection Act, or (ii) promulgated pursuant to Basel III by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any similar authority) or any other Governmental Authority.

Change of Control: (a) a “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)), becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of Voting Stock of UNFI entitled to exercise more than 50% of the total voting power of all outstanding Voting Stock of UNFI (including any right to acquire Voting Stock that is not then outstanding of which such person or group is deemed the beneficial owner); (b) during any period of 12 consecutive months, a majority of the members of the board of directors of UNFI cease to be composed of individuals (i) who were members of that board on the first day of such period, (ii) whose election or nomination to that board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or (iii) whose election or nomination to that board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board; (c) a change in control or any change in the ownership of any Borrower other than UNFI or of any Subsidiary (other than the Excluded Subsidiary or an Immaterial Subsidiary) of any Borrower shall occur such that UNFI shall cease to own and control directly or indirectly 100% of the issued and outstanding Voting Stock thereof; or (d) all or substantially all of a Borrowing Base Obligor’s assets are sold or transferred, other than sale or transfer to another Borrowing Base Obligor (other than to the Canadian Borrower).

Claims: all claims, liabilities, obligations, losses, damages, penalties, judgments, proceedings, interest, costs and expenses of any kind (including remedial response costs, reasonable attorneys’ fees and Extraordinary Expenses) at any time (including after Full Payment of the Obligations or replacement of any Agent or any Lender) incurred by any Indemnitee or asserted against any Indemnitee by any Obligor or other Person, in any way relating to (a) any Loans, Letters of Credit, Loan Documents, Borrower Materials, or the use thereof or transactions relating thereto, (b) any action taken or omitted in connection

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

with any Loan Documents, (c) the existence or perfection of any Liens, or realization upon any Collateral, (d) exercise of any rights or remedies under any Loan Documents or Applicable Law, or (e) failure by any Obligor to perform or observe any terms of any Loan Document, in each case including all costs and expenses relating to any investigation, litigation, arbitration or other proceeding (including an Insolvency Proceeding or appellate proceedings), whether or not the applicable Indemnitee is a party thereto.

Closing Date: April 29, 2016.

Code: the Internal Revenue Code of 1986.

Collateral: all Property described in Section 7.1, all Property described in any Security Documents as security for any Obligations, and all other Property that now or hereafter secures (or is intended to secure) any Obligations.

Commodity Exchange Act: the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

Compliance Certificate: a certificate, in form satisfactory to Administrative Agent, by which the Borrower Agent certifies as to (a) the Fixed Charge Coverage Ratio and Leverage Ratio for the most recently ended period of four consecutive Fiscal Quarters, (b) the calculations attached thereto demonstrating the Fixed Charge Coverage Ratio and Leverage Ratio for such period, (c) the daily average Aggregate Availability, U.S. Revolver Availability and Canadian Availability for the most recently ended Fiscal Quarter, and (d) to the extent the Borrowers’ compliance with Section 10.3.1 is required at the time such Compliance Certificate is required to be delivered, the Borrowers’ compliance with such Section.

Connection Income Taxes: Other Connection Taxes that are imposed on or measured by net income (however denominated), or are franchise or branch profits Taxes.

Contingent Obligation: any obligation of a Person arising from a guaranty, indemnity or other assurance of payment or performance of any Debt or dividend (“primary obligations”) of another obligor (“primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person under any (a) guaranty, endorsement, co-making or sale with recourse of an obligation of a primary obligor; (b) obligation to make take-or-pay or similar payments regardless of nonperformance by any other party to an agreement; and (c) arrangement (i) to purchase any primary obligation or security therefor, (ii) to supply funds for the purchase or payment of any primary obligation, (iii) to maintain or assure working capital, equity capital, net worth or solvency of the primary obligor, (iv) to purchase Property or services for the purpose of assuring the ability of the primary obligor to perform a primary obligation, or (v) otherwise to assure or hold harmless the holder of any primary obligation against loss in respect thereof.  The amount of any Contingent Obligation shall be deemed to be the stated or determinable amount of the primary obligation (or, if less, the maximum amount for which such Person may be liable under the instrument evidencing the Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto.

CWA: the Clean Water Act (33 U.S.C. §§ 1251 et seq.).

Debt: as applied to any Person, without duplication, (a) all items that would be included as liabilities on a balance sheet in accordance with GAAP, including Capital Leases, but excluding trade payables incurred and being paid in the Ordinary Course of Business; (b) all Contingent Obligations; (c) all reimbursement obligations in connection with letters of credit issued for the account of such Person; (d) in the case of a U.S. Borrower, the Obligations; and (e) in the case of the Canadian Borrower, the Canadian Obligations.  The Debt of a Person shall include any recourse Debt of any partnership in which such Person is a general partner or joint venturer.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Default: an event or condition that, with the lapse of time or giving of notice, would constitute an Event of Default.

Default Rate: for any Obligation (including, to the extent permitted by law, interest not paid when due), 2% plus the interest rate otherwise applicable thereto.

Defaulting Lender: any Lender that (a) has failed to comply with its funding obligations hereunder, and such failure is not cured within two Business Days; (b) has notified Administrative Agent or any Borrower that such Lender does not intend to comply with its funding obligations hereunder or has made a public statement to that effect; (c) has failed, within three Business Days following request by an Agent or any Borrower, to confirm in a manner satisfactory to such Agent and Borrowers that such Lender will comply with its funding obligations hereunder; or (d) has, or has a direct or indirect parent company that has, become the subject of an Insolvency Proceeding (including reorganization, liquidation, or appointment of a receiver, custodian, administrator or similar Person by the Federal Deposit Insurance Corporation or any other regulatory authority); provided, however, that a Lender shall not be a Defaulting Lender solely by virtue of a Governmental Authority’s ownership of an equity interest in such Lender or parent company unless the ownership provides immunity for such Lender from jurisdiction of courts within the United States or from enforcement of judgments or writs of attachment on its assets, or permits such Lender or Governmental Authority to repudiate or otherwise to reject such Lender’s agreements.

Deposit Account Control Agreements: the deposit account control agreements to be executed by each institution maintaining a Deposit Account for an Obligor, in favor of the Applicable Agent, for the benefit of the applicable Secured Parties, as security for the Obligations or the Canadian Obligations, as the case may be.

Designated Jurisdiction: any country or territory that is the subject of any Sanction.

Dilution: the percent, determined for Borrowers’ most recent Fiscal Quarter, equal to (a) bad debt write-downs or write-offs, discounts, returns, promotions, credits, credit memos and other dilutive items with respect to Accounts, divided by (b) gross sales.

Distribution: any declaration or payment of a distribution, interest or dividend on any Equity Interest (other than payment-in-kind); or any purchase, redemption, or other acquisition or retirement for value of any Equity Interest; or any payment or repurchase permitted under Section 10.2.4(b).

Domestic Subsidiary: any Subsidiary that is organized under the laws of any political subdivision of the United States.

Dominion Account: a special account established by any Obligor at Bank of America or another bank acceptable to Administrative Agent, over which the Applicable Agent has exclusive control for withdrawal purposes.

EBITDA: determined on a consolidated basis for Borrowers and Subsidiaries, net income, calculated before interest expense, provision for income taxes, depreciation and amortization expense, gains or losses arising from the sale of capital assets, gains arising from the write-up of assets or losses arising from the write-down of assets, and any extraordinary gains or losses (in each case, to the extent included in determining net income), plus, for purposes of calculating the Fixed Charge Coverage Ratio only, to the extent deducted in calculating consolidated net earnings, non-cash share based compensation expense for the applicable period.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Eligible Account: an Account owing to a Borrowing Base Obligor that arises in the Ordinary Course of Business from the sale of goods or rendition of services, is payable in U.S. Dollars (or U.S. Dollars or Canadian Dollars in respect of Accounts owing to the Canadian Borrower) and is deemed by Administrative Agent, in its Permitted Discretion, to be an Eligible Account.  Without limiting the foregoing, no Account shall be an Eligible Account if:

(a)           it is unpaid for more than 60 days after the original due date, or more than 90 days after the original invoice date;

(b)           50% or more of the Accounts owing by the Account Debtor are not Eligible Accounts under the foregoing clause;

(c)           when aggregated with other Accounts owing by the Account Debtor, it exceeds 20% (or 30% in the case of Whole Foods Market, Inc.) of the aggregate Eligible Accounts (or such higher percentage as Administrative Agent may establish for the Account Debtor from time to time), to the extent of such excess;

(d)           it does not conform with a covenant or representation herein;

(e)           it is owing by a creditor or supplier, or is otherwise subject to a potential offset, counterclaim, dispute, deduction, discount, recoupment, reserve, defense, chargeback, credit or allowance (but ineligibility shall be limited to the amount thereof);

(f)            an Insolvency Proceeding has been commenced by or against the Account Debtor; or the Account Debtor has failed, has suspended or ceased doing business, is liquidating, dissolving or winding up its affairs, is not Solvent, or is subject to any Sanctions or any specially designated nationals list maintained by OFAC; or the applicable Borrowing Base Obligor is not able to bring suit or enforce remedies against the Account Debtor through judicial process;

(g)           the Account Debtor is organized or has its principal offices or assets outside the United States or Canada, unless the Account is supported by a letter of credit (delivered to and directly drawable by the Administrative Agent) or credit insurance satisfactory in all respects to the Administrative Agent;

(h)           it is owing by a Governmental Authority, unless (i) with respect to an Account owing to any U.S. Borrowing Base Obligor, the Account Debtor is the United States or any department, agency or instrumentality thereof and the Account has been assigned to Administrative Agent in compliance with the federal Assignment of Claims Act or (ii) with respect to an Account owing to the Canadian Borrower, the Account Debtor is the Canadian government (Her Majesty The Queen in Right of Canada) or a political subdivision thereof, or any province or territory, or any department, agency or instrumentality thereof and the Account has been assigned to the Canadian Agent in compliance with the Financial Administration Act (Canada);

(i)            it is not subject to a duly perfected, first priority Lien in favor of the Applicable Agent, or is subject to any other Lien;

(j)            the goods giving rise to it have not been delivered to the Account Debtor, the services giving rise to it have not been accepted by the Account Debtor, or it otherwise does not represent a final sale;

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(k)           it is evidenced by Chattel Paper or an Instrument of any kind, or has been reduced to judgment;

(l)            its payment has been extended or the Account Debtor has made a partial payment;

(m)          it arises from a sale to an Affiliate, from a sale on a cash-on-delivery, bill-and-hold, sale-or-return, sale-on-approval, consignment, or other repurchase or return basis, or from a sale for personal, family or household purposes;

(n)           it represents a progress billing or retainage, or relates to services for which a performance, surety or completion bond or similar assurance has been issued;

(o)           it includes a billing for interest, fees or late charges, but ineligibility shall be limited to the extent thereof; or

(p)           the Account is owed by an Account Debtor that has a pending PACA Claim or PSA Claim being asserted against a Borrower or any Subsidiary at the time that the Eligible Accounts are being determined.

In calculating delinquent portions of Accounts under clauses (a) and (b), credit balances more than 90 days old will be excluded.

Eligible Assignee: a Person that is (a) a Lender, Affiliate of a Lender or Approved Fund; (b) any other financial institution approved by Borrower Agent (which approval shall not be unreasonably withheld or delayed, and shall be deemed given if no objection is made within five Business Days after Borrower Agent’s receipt of notice of the proposed assignment) and the Administrative Agent that extends revolving credit facilities of this type in its ordinary course of business; or (c) during any Event of Default, any Person acceptable to the Administrative Agent in its discretion.

Eligible Inventory: Inventory owned by a Borrowing Base Obligor that Administrative Agent, in its Permitted Discretion, deems to be Eligible Inventory.  Without limiting the foregoing, no Inventory shall be Eligible Inventory unless it:

(a)           is finished goods or raw materials, and not work-in-process, packaging or shipping materials, labels, samples, display items, bags, replacement parts or manufacturing supplies;

(b)           is not held on consignment, nor subject to any deposit or down payment;

(c)           is in new and saleable condition and is not damaged, defective, shopworn or otherwise unfit for sale;

(d)           is not slow-moving, perishable (including perishable agricultural or farming products such as fruits, vegetables or meat), obsolete or unmerchantable, and does not constitute returned or repossessed goods;

(e)           meets all applicable standards imposed by any Governmental Authority, and does not constitute hazardous materials under any Environmental Law;

(f)            conforms with the covenants and representations herein;

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(g)           is subject to the Applicable Agent’s duly perfected, first priority Lien, and no other Lien;

(h)           is within the continental United States or Canada, is not in transit except between locations of Borrowing Base Obligors, and is not consigned to any Person;

(i)            is not subject to any warehouse receipt or negotiable Document;

(j)            is not subject to any License or other arrangement that restricts such Borrowing Base Obligor’s or such Agent’s right to dispose of such Inventory, unless the Applicable Agent has received an appropriate Lien Waiver; and

(k)           is not located on leased premises or in the possession of a warehouseman, processor, repairman, mechanic, shipper, freight forwarder or other Person, unless the lessor or such Person has delivered a Lien Waiver or an appropriate Rent and Charges Reserve has been established.

Enforcement Action: any action to enforce any Obligations (other than Secured Bank Product Obligations) or Loan Documents or to exercise any rights or remedies relating to any Collateral (whether by judicial action, self-help, notification of Account Debtors, exercise of setoff or recoupment, exercise of any right to act in an Obligor’s Insolvency Proceeding or to credit bid Obligations, or otherwise).

Environmental Laws: all Applicable Laws (including all programs, permits and guidance promulgated by regulatory agencies), relating to the protection or pollution of the environment, including CERCLA, RCRA and CWA.

Environmental Notice: a written notice from any Governmental Authority or other Person of any possible noncompliance with, investigation of a possible violation of, litigation relating to, or potential fine or liability under any Environmental Law, or with respect to any Environmental Release, environmental pollution or hazardous materials, including any complaint, summons, citation, order, claim, demand or request for correction, remediation or otherwise.

Environmental Release: a release as defined in CERCLA or under any other Environmental Law.

Equity Interest: the interest of any (a) shareholder in a corporation; (b) partner in a partnership (whether general, limited, limited liability or joint venture); (c) member in a limited liability company; or (d) other Person having any other form of equity security or ownership interest.

ERISA: the Employee Retirement Income Security Act of 1974.

ERISA Affiliate: any trade or business (whether or not incorporated) under common control with an Obligor within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

ERISA Event: (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Obligor or ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Obligor or ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization or insolvent; (d) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) the determination that any Pension Plan is considered an at risk plan under the Code, ERISA or the Pension Protection Act of 2006; (f) an event or condition which constitutes or could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (g) the imposition of any material liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Obligor or ERISA Affiliate with respect to a Pension Plan.

Event of Default: as defined in Section 11.

Excluded Subsidiary: Springfield Development, LLC, a Delaware limited liability company.

Excluded Swap Obligation: with respect to an Obligor, each Swap Obligation as to which, and only to the extent that, such Obligor’s guaranty of or grant of a Lien as security for such Swap Obligation is or becomes illegal under the Commodity Exchange Act because the Obligor does not constitute an “eligible contract participant” as defined in the act (determined after giving effect to any keepwell, support or other agreement for the benefit of such Obligor and all guarantees of Swap Obligations by other Obligors) when such guaranty or grant of Lien becomes effective with respect to the Swap Obligation.  If a Hedging Agreement governs more than one Swap Obligation, only the Swap Obligation(s) or portions thereof described in the foregoing sentence shall be Excluded Swap Obligation(s) for the applicable Obligor.

Excluded Taxes: (a) Taxes imposed on or measured by a Recipient’s net income (however denominated), franchise Taxes and branch profits Taxes (i) as a result of such Recipient being organized under the laws of, or having its principal office or applicable Lending Office located in, the jurisdiction imposing such Tax, or (ii) constituting Other Connection Taxes; (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of a Lender with respect to its interest in a Loan, U.S. Revolver Commitment or Canadian Commitment pursuant to a law in effect when the Lender acquires such interest (except pursuant to an assignment request by Borrower Agent under Section 13.4) or changes its Lending Office, unless the Taxes were payable to its assignor immediately prior to such assignment or to the Lender immediately prior to its change in Lending Office; (c) Taxes attributable to a Recipient’s failure to comply with Section 5.10; and (d) U.S. federal withholding Taxes imposed pursuant to FATCA.

Existing Borrowers: as defined in the recitals to this Agreement.

Existing Credit Agreement: as defined in the recitals to this Agreement.

Existing Lenders: as defined in the recitals to this Agreement.

Existing Letters of Credit: those Letters of Credit issued by Bank of America and described on Schedule 2.3.1.

Extraordinary Expenses: all costs, expenses or advances that (i) any Agent may incur during a Default or Event of Default, or during the pendency of an Insolvency Proceeding of an Obligor, or (ii) any Lender may incur at any time after the acceleration of the Obligations hereunder or during the pendency of an Insolvency Proceeding of an Obligor, including, in each case, those relating to (a) any audit, inspection, repossession, storage, repair, appraisal, insurance, manufacture, preparation or advertising for sale, sale, collection, or other preservation of or realization upon any Collateral; (b) any action, arbitration or other proceeding (whether instituted by or against such Agent, any Lender, any Obligor, any representative of creditors of an Obligor or any other Person) in any way relating to any Collateral

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(including the validity, perfection, priority or avoidability of such Agent’s Liens with respect to any Collateral), Loan Documents, Letters of Credit or Obligations, including any lender liability or other Claims; (c) the exercise, protection or enforcement of any rights or remedies of such Agent in, or the monitoring of, any Insolvency Proceeding; (d) settlement or satisfaction of any taxes, charges or Liens with respect to any Collateral; (e) any Enforcement Action; (f) negotiation and documentation of any modification, waiver, workout, restructuring or forbearance with respect to any Loan Documents or Obligations; and (g) Protective Advances.  Such costs, expenses and advances include transfer fees, Other Taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers’ fees and commissions, auctioneers’ fees and commissions, accountants’ fees, environmental study fees, wages and salaries paid to employees of any Obligor or independent contractors in liquidating any Collateral, and travel expenses.

FATCA: Sections 1471 through 1474 of the Code (including any amended or successor version if substantively comparable and not materially more onerous to comply with), and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

Federal Funds Rate: (a) the weighted average of interest rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on the applicable Business Day (or on the preceding Business Day, if the applicable day is not a Business Day), as published by the Federal Reserve Bank of New York on the next Business Day; or (b) if no such rate is published on the next Business Day, the average rate (rounded up, if necessary, to the nearest 1/8 of 1%) charged to Bank of America on the applicable day on such transactions, as determined by Administrative Agent; provided, that in no event shall such rate be less than zero.

Fee Letter: the amended and restated fee letter agreement dated April 15, 2016 among Bank of America and Borrowers.

Fiscal Period: each of the twelve (12) periods of either four weeks or five weeks (as applicable) in each Fiscal Year, as further described on Schedule 1.1(b) attached hereto.

Fiscal Quarter: any fiscal quarter described on Schedule 1.1(b) attached hereto.

Fiscal Year: the fiscal year of Borrowers and Subsidiaries for accounting and tax purposes, ending on the Saturday closest to July 31 of each year.

Fixed Charge Coverage Ratio: the ratio, determined on a consolidated basis for Borrowers and Subsidiaries as of any date of determination for the four Fiscal Quarters then most recently ended, of (a) EBITDA minus Capital Expenditures (except those financed with Borrowed Money other than Loans) and cash taxes paid, to (b) Fixed Charges.

Fixed Charges: the sum of the following, to the extent paid or required to be paid in cash:  interest expense, scheduled principal payments made on Borrowed Money and Distributions made.

FLSA: the Fair Labor Standards Act of 1938.

Foreign Lender: any U.S. Revolver Lender that is not a U.S. Person.

Foreign Plan: any employee benefit plan or arrangement (a) maintained or contributed to by any Obligor or Subsidiary that is not subject to the laws of the United States or any jurisdiction in Canada; or (b) mandated by a government other than the United States or Canada (or any Canadian provincial government) for employees of any Obligor or Subsidiary.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Foreign Subsidiary: a Subsidiary that is a “controlled foreign corporation” under Section 957 of the Code, such that a guaranty by such Subsidiary of the Obligations or a Lien on the assets of such Subsidiary to secure the Obligations would result in material tax liability to Borrowers.

Fronting Exposure: a Defaulting Lender’s interest in LC Obligations, Swingline Loans and Protective Advances, except to the extent Cash Collateralized by the Defaulting Lender or allocated to other Lenders hereunder.

Full Payment: with respect to any Obligations, (a) the full and indefeasible cash payment thereof, including any interest, fees and other charges accruing during an Insolvency Proceeding (whether or not allowed in the proceeding); and (b) if such Obligations are LC Obligations or inchoate or contingent in nature, Cash Collateralization thereof (or delivery of a standby letter of credit acceptable to the Applicable Agent in its discretion, in the amount of required Cash Collateral).  No U.S. Revolver Loans or Canadian Loans shall be deemed to have been paid in full until all U.S. Revolver Commitments or Canadian Commitments, as the case may be, have expired or been terminated.

Funded Debt:  as of any date of determination, determined on a consolidated basis for Borrowers and Subsidiaries, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Debt, (c) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (d) without duplication, all Contingent Obligations with respect to outstanding Debt of the types specified in clauses (a) through (c) above of Persons other than the Borrowers or any of their Subsidiaries, and (e) all Debt of the types referred to in clauses (a) through (d) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which any Borrower or any Subsidiary is a general partner or joint venturer, unless such Debt is expressly made non-recourse to such Borrower or such Subsidiary.

GAAP: generally accepted accounting principles in effect in the United States from time to time.

Governmental Approvals: all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and required reports to, all Governmental Authorities.

Governmental Authority: any federal, state, provincial, local, foreign or other agency, authority, body, commission, court, instrumentality, political subdivision, central bank, or other entity or officer exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions for any governmental, judicial, investigative, regulatory or self-regulatory authority (including the Financial Conduct Authority, the Prudential Regulation Authority and any supra-national bodies such as the European Union or European Central Bank).

Guarantor Payment: as defined in Section 5.11.3.

Guarantors: Natural Retail Group, Inc., a Delaware corporation, Albert’s Organics, Inc., a California corporation, United Natural Trading, LLC, a Delaware limited liability company, Blue Marble Brands, LLC, a Delaware limited liability company, Select Nutrition, LLC, a Delaware limited liability company, Tony’s Fine Foods, a California corporation, Nor-Cal Produce, Inc., a California corporation, and each other Person who guarantees payment or performance of any Obligations.

Guaranty: each guaranty agreement executed by a Guarantor in favor of the Applicable Agent.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Hedging Agreement: any “swap agreement” as defined in Section 101(53B)(A) of the Bankruptcy Code.

Immaterial Subsidiary:  any Subsidiary of a Borrower that, together with its Subsidiaries, (a) generated less than 5% of EBITDA for the Fiscal Year most recently ended or (b) had total assets (including Equity Interests in other Subsidiaries and excluding investments that are eliminated in consolidation) of less than 5% of the total assets of the Borrowers and their Subsidiaries, on a consolidated basis, as of the end of the Fiscal Year most recently ended; provided, however, that if at any time there are Subsidiaries that are classified as “Immaterial Subsidiaries” but that collectively (i) generated more than 5% of EBITDA for the Fiscal Year most recently ended or (ii) had total assets (including Equity Interests in other Subsidiaries and excluding investments that are eliminated in consolidation) of equal to or greater than 5% of the total assets of the Borrowers and their Subsidiaries on a consolidated basis, as of the end of the Fiscal Year most recently ended, then the Borrowers shall cause such Subsidiaries to comply with the provisions of Section 10.1.9 such that, after such Subsidiaries become Guarantors hereunder, the Subsidiaries that are not Guarantors shall (A) have generated less than 5% of EBITDA for the Fiscal Year most recently ended and (B) have had total assets of less than 5% of the total assets of the Borrowers and their Subsidiaries on a consolidated basis as of the end of the Fiscal Year most recently ended.  To the extent any of such Subsidiaries are acquired or formed during the relevant Fiscal Year, the percentages set forth above shall be calculated on a pro forma basis after giving effect to such acquisition or formation as if such acquisition or formation had occurred on the first day of such Fiscal Year.

Indemnified Taxes: (a) Taxes other than Excluded Taxes imposed on or with respect to any payment made by or on account of any Obligation of any Borrower or Guarantor under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

Indemnitees: Agent Indemnitees, Lender Indemnitees, Issuing Bank Indemnitees and Bank of America Indemnitees.

Insolvency Proceeding: any case or proceeding commenced by or against a Person under any state, provincial, federal or foreign law for, or any agreement of such Person to, (a) the entry of an order for relief under the Bankruptcy Code, any Canadian Debtor Relief Law, or any other insolvency, debtor relief or debt adjustment law; (b) the appointment of a receiver, trustee, liquidator, administrator, conservator or other custodian for such Person or any part of its Property; (c) an assignment or trust mortgage for the benefit of creditors; or (d) in the case of the Canadian Borrower or any Canadian Subsidiary, the filing of a notice of intention to make a proposal or the filing of a proposal under the Bankruptcy and Insolvency Act (Canada).

Intellectual Property: all intellectual and similar Property of a Person, including inventions, designs, patents, copyrights, trademarks, service marks, trade names, trade secrets, confidential or proprietary information, customer lists, know-how, software and databases; all embodiments or fixations thereof and all related documentation, applications, registrations and franchises; all licenses or other rights to use any of the foregoing; and all books and records relating to the foregoing.

Intellectual Property Claim: any claim or assertion (whether in writing, by suit or otherwise) that a Borrower’s or Subsidiary’s ownership, use, marketing, sale or distribution of any Inventory, Equipment, Intellectual Property or other Property violates another Person’s Intellectual Property.

Intercreditor Agreement:  the Intercreditor Agreement dated as of August 14, 2014, by and between the Administrative Agent and the Term Loan Facility Agent, as such agreement may be

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

amended, supplemented, modified, restated, renewed or replaced (whether upon or after termination or otherwise) in whole or in part from time to time in accordance with the terms set forth therein.

Interest Period: as defined in Section 3.1.3.

Inventory: as defined in the UCC or PPSA, as applicable, including all goods intended for sale, lease, display or demonstration; all work in process; and all raw materials, and other materials and supplies of any kind that are or could be used in connection with the manufacture, printing, packing, shipping, advertising, sale, lease or furnishing of such goods, or otherwise used or consumed in a Borrower’s business (but excluding Equipment).

Inventory Reserve: reserves established by Administrative Agent in its Permitted Discretion to reflect factors that may negatively impact the Value of Inventory, including change in salability, obsolescence, seasonality, theft, shrinkage, imbalance, change in composition or mix, markdowns and vendor chargebacks.

Investment: any acquisition of all or substantially all assets of a Person; any acquisition of record or beneficial ownership of any Equity Interests of a Person; or any advance or capital contribution to or other investment in a Person.

IRS: the United States Internal Revenue Service.

Issuing Bank: Bank of America, Bank of America-Canada Branch, any Affiliate of Bank of America, any replacement Letter of Credit issuer appointed pursuant to Section 2.3.4 and any other Lender designated as an Issuing Bank by the Borrower Agent.

Issuing Bank Indemnitees: each Issuing Bank and its officers, directors, employees, Affiliates, agents and attorneys.

ITA: the Income Tax Act (Canada).

LC Application: an application by Borrower Agent or the Canadian Borrower, as the case may be, to the applicable Issuing Bank for issuance of a Letter of Credit, in form satisfactory to such Issuing Bank and Agent.

LC Documents: all documents, instruments and agreements (including LC Requests and LC Applications) delivered by the applicable Borrowers or any other Person to the applicable Issuing Bank or the Applicable Agent in connection with any Letter of Credit.

LC Obligations:  U.S. LC Obligations and/or Canadian LC Obligations, as the context requires.

LC Request: a request for issuance of a Letter of Credit, to be provided by Borrower Agent or the Canadian Borrower, as the case may be, to the applicable Issuing Bank, in form satisfactory to the Applicable Agent, as the case may be, and the applicable Issuing Bank.

Lender Indemnitees: Lenders and Secured Bank Product Providers, and their officers, directors, employees, Affiliates, agents and attorneys.

Lenders: as defined in the preamble to this Agreement, including the U.S. Revolver Lenders, the Canadian Lenders, each Agent in its capacity as a provider of Swingline Loans and any other Person who

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

hereafter becomes a “U.S. Revolver Lender” and/or a “Canadian Lender” pursuant to an Assignment and Acceptance.

Lending Office: the office designated as such by the applicable Lender at the time it becomes party to this Agreement or thereafter by notice to (a) with respect to a U.S. Revolver Lender, Administrative Agent and Borrower Agent and (b) with respect to a Canadian Lender, each Agent and the Borrower Agent.

Letter of Credit: any standby or documentary letter of credit (including the Existing Letters of Credit) issued by the applicable Issuing Bank for the account of a Borrower or a Subsidiary, or any indemnity, guarantee, exposure transmittal memorandum or similar form of credit support issued by Administrative Agent, the Canadian Agent or the applicable Issuing Bank for the benefit of a Borrower or a Subsidiary.  Letters of Credit issued for the account or benefit of a U.S. Borrower or a Subsidiary may be issued in U.S. Dollars.  Letters of Credit issued for the account or benefit of the Canadian Borrower or a Subsidiary thereof may be issued in Canadian Dollars.

Leverage Ratio:  as of any date of determination, the ratio of (a) Funded Debt as of such date to (b) EBITDA for the four Fiscal Quarters then most recently ended.

LIBOR: for any Interest Period with respect to a LIBOR Loan, the per annum rate of interest determined by Administrative Agent at or about 11:00 a.m. (London time) two Business Days prior to such Interest Period, for a term equivalent to such Interest Period, equal to the London Interbank Offered Rate, or comparable or successor rate approved by Administrative Agent, as published on the applicable Reuters screen page (or other commercially available source designated by Administrative Agent from time to time); provided, that any such comparable or successor rate shall be applied by Administrative Agent, if administratively feasible, in a manner consistent with market practice; provided further, that in no event shall LIBOR be less than zero.

LIBOR Loan: a Loan that bears interest based on LIBOR (other than by virtue of clause (c) of the definition of “Base Rate”).  All LIBOR Loans shall be denominated in U.S. Dollars.

License: any license or agreement under which an Obligor is authorized to use Intellectual Property in connection with any manufacture, marketing, distribution or disposition of Collateral, any use of Property or any other conduct of its business.

Licensor: any Person from whom an Obligor obtains the right to use any Intellectual Property.

Lien: any Person’s interest in Property securing an obligation owed to, or a claim by, such Person, whether such interest is based on common law, statute or contract, including liens, security interests, pledges, hypothecations, statutory trusts, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Property.  For avoidance of doubt, the interest of a landlord or lessor under a lease or license that is not a Capital Lease shall not in and of itself be regarded to be a Lien on the property interest of the tenant or lessee pursuant to the subject lease.

Lien Waiver: an agreement, in form and substance reasonably satisfactory to the Applicable Agent, by which (a) for any material Collateral located on leased premises, the lessor waives or subordinates any Lien it may have on the Collateral, and agrees to permit the Applicable Agent to enter upon the premises and remove the Collateral or to use the premises to store or dispose of the Collateral; (b) for any Collateral held by a warehouseman, processor, shipper, customs broker or freight forwarder, such Person waives or subordinates any Lien it may have on the Collateral, agrees to hold any Documents

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

in its possession relating to the Collateral as agent for the Applicable Agent, and agrees to deliver the Collateral to the Applicable Agent upon request; (c) for any Collateral held by a repairman, mechanic or bailee, such Person acknowledges the Applicable Agent’s Lien, waives or subordinates any Lien it may have on the Collateral, and agrees to deliver the Collateral to the Applicable Agent upon request; and (d) for any Collateral subject to a Licensor’s Intellectual Property rights, the Licensor grants to Agent the right, vis-à-vis such Licensor, to enforce Agent’s Liens with respect to the Collateral, including the right to dispose of it with the benefit of the Intellectual Property, whether or not a default exists under any applicable License.

Loan: a U.S. Revolver Loan and/or a Canadian Loan, as the context requires.

Loan Account: the loan account established by each Lender on its books pursuant to Section 5.8.

Loan Documents: this Agreement, the Other Agreements, the Intercreditor Agreement and the Security Documents.

Loan Year: each 12 month period commencing on the Closing Date and on each anniversary of the Closing Date.

Margin Stock: as defined in Regulation U of the Board of Governors.

Material Adverse Effect: the effect of any event or circumstance that, taken alone or in conjunction with other events or circumstances, (a) has or could be reasonably expected to have a material adverse effect on the business, operations, Properties or condition (financial or otherwise) of the Obligors, taken as a whole, on the value of any material portion of the Collateral, on the enforceability of any Loan Documents, or on the validity or priority of any Agent’s Liens on any Collateral; (b) impairs the ability of an Obligor to perform its obligations under the Loan Documents, including repayment of any Obligations; or (c) otherwise impairs the ability of any Agent or any Lender to enforce or collect any Obligations or to realize upon any Collateral.

Material Contract: any agreement or arrangement to which a Borrower or Subsidiary is party (other than the Loan Documents) (a) that is deemed to be a material contract under any federal securities law applicable to such Person, including Regulation S-K under the Securities Exchange Act of 1934; or (b) for which breach, termination, nonperformance or failure to renew could reasonably be expected to have a Material Adverse Effect.

Moody’s: Moody’s Investors Service, Inc., and its successors.

Multiemployer Plan: any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Obligor or ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

Net Proceeds: with respect to an Asset Disposition, proceeds (including, when received, any deferred or escrowed payments) received by a Borrower or Subsidiary in cash from such disposition, net of (a) reasonable and customary costs and expenses actually incurred in connection therewith, including legal fees and sales commissions; (b) amounts applied to repayment of Debt secured by a Permitted Lien (that, in the case of Collateral sold, is senior to any Agent’s Liens thereon); (c) transfer or similar taxes; and (d) reserves for indemnities, until such reserves are no longer needed.

NOLV Percentage: the net orderly liquidation value of Inventory, expressed as a percentage, expected to be realized at an orderly, negotiated sale held within a reasonable period of time, net of all

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

liquidation expenses, as determined from the most recent appraisal of Borrowers’ Inventory performed by an appraiser and on terms satisfactory to Administrative Agent.

Non-Consenting Lender: any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 14.1 and (b) has been approved by the Required Lenders.

Non-Defaulting Lender:  any Lender that is not a Defaulting Lender.

Notes: each U.S. Revolver Note, Canadian Note or other promissory note executed by a Borrower to evidence any Obligations.

Notice of Borrowing: a Notice of Borrowing to be provided by (a) Borrower Agent to request a Borrowing of U.S. Revolver Loans in form satisfactory to Administrative Agent or (b) Canadian Borrower to request a Borrowing of Canadian Loans in form satisfactory to Canadian Agent.

Notice of Conversion/Continuation: a Notice of Conversion/Continuation to be provided by Borrower Agent or Canadian Borrower, as the case may be, to request a conversion or continuation of any Loans as Applicable Offered Rate Loans, in form satisfactory to the Applicable Agent.

Obligations: all (a) principal of and premium, if any, on the Loans, (b) LC Obligations and other obligations of Obligors with respect to Letters of Credit, (c) interest, expenses, fees, indemnification obligations, Extraordinary Expenses and other amounts payable by Obligors under Loan Documents, (d) Secured Bank Product Obligations, and (e) other Debts, obligations and liabilities of any kind owing by Obligors pursuant to the Loan Documents, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any Insolvency Proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several; provided, that Obligations of an Obligor shall not include its Excluded Swap Obligations.

Obligor: each Borrower and Guarantor.

OFAC: Office of Foreign Assets Control of the U.S. Treasury Department.

Ordinary Course of Business: the ordinary course of business of any Borrower or Subsidiary undertaken in good faith.

Organic Documents: with respect to any Person, its charter, certificate or articles of incorporation, bylaws, articles of organization, limited liability company agreement, operating agreement, members’ agreement, shareholders agreement, partnership agreement, certificate of partnership, certificate of formation, voting trust agreement, or similar agreement or instrument governing the formation or governance of such Person.

OSHA: the Occupational Safety and Hazard Act of 1970.

Other Agreement: each Note; LC Document; Fee Letter; Lien Waiver; Borrowing Base Certificate, Aggregate Availability Certificate, Compliance Certificate, or other Borrower Materials; Perfection Certificate; or other document, instrument or agreement (other than this Agreement or a Security Document) now or hereafter delivered by an Obligor or other Person to an Agent or a Lender in connection with any transactions relating hereto.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Other Connection Taxes: Taxes imposed on a Recipient due to a present or former connection between it and the taxing jurisdiction (other than connections arising from the Recipient having executed, delivered, become party to, performed obligations or received payments under, received or perfected a Lien or engaged in any other transaction pursuant to, enforced, or sold or assigned an interest in, any Loan or Loan Document).

Other Taxes: all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a Lien under, or otherwise with respect to, any Loan Document, except Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 13.4(a)).

Overadvance:  a U.S. Revolver Overadvance or a Canadian Overadvance, as the context requires.

Overadvance Loan: a Base Rate Loan made when a U.S. Revolver Overadvance exists or is caused by the funding thereof or a BA Equivalent Rate Loan made when a Canadian Overadvance exists or is caused by the funding thereof, as the context requires.

PACA: the Perishable Agricultural Commodities Act (7 USC §§ 499a et seq.).

PACA Claim: with respect to any Person, any right or claim of or for the benefit of such Person under PACA or any similar law enacted by any other state or jurisdiction including any right, title or interest in or to any claims, remedies or trust assets or other benefits or any proceeds thereof.

Participant: as defined in Section 13.2.

Patriot Act: the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001).

Payment Item: each check, draft or other item of payment payable to a Borrower, including those constituting proceeds of any Collateral.

PBGC: the Pension Benefit Guaranty Corporation.

Pension Plan: any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Obligor or ERISA Affiliate or to which the Obligor or ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the preceding five plan years.

Perfection Certificate:  as defined in Section 9.1.26.

Permitted Acquisition:  the acquisition, whether through a single transaction or a series of related transactions (including by way of merger, amalgamation or consolidation permitted by Section 10.2.9), of (a) all or substantially all of the Properties of any Person or of a business unit or line of business of any Person, or (b) Equity Interests of any Person, in each case that is a type of business (or assets used in a type of business) that is a Permitted Business, in each case so long as:

(i)            (A)(1) daily average Adjusted Aggregate Availability for the 30 consecutive days immediately before consummating the proposed Permitted Acquisition, calculated on a pro forma basis after giving effect to such Permitted Acquisition as if

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

such Permitted Acquisition had been consummated at the beginning of such 30 day period shall be at least 10% of the Aggregate Borrowing Base and (2) Borrowers shall have a Fixed Charge Coverage Ratio of at least 1.00:1.00 for the most recently completed period of four Fiscal Quarters for which financial statements have been provided pursuant to Section 10.1.2, calculated on a pro forma basis after giving effect to such Permitted Acquisition as if such Permitted Acquisition had been made at the beginning of such period of four Fiscal Quarters; provided that to the extent daily average Adjusted Aggregate Availability for the 30 consecutive days immediately before consummating the proposed Permitted Acquisition, calculated on a pro forma basis after giving effect to such Permitted Acquisition as if such Permitted Acquisition had been consummated at the beginning of such 30 day period, is at least 15% of the Aggregate Borrowing Base, this clause (2) shall not be applicable and (B) UNFI shall have delivered to the Administrative Agent not less than two (2) Business Days prior to the earlier of (x) the execution of a definitive or binding agreement to enter into the proposed Permitted Acquisition and (y) the consummation of such proposed Permitted Acquisition, a statement, certified by a Senior Officer of UNFI, setting forth, in reasonable detail, computations (determined in a manner reasonably acceptable to the Administrative Agent) evidencing satisfaction of the requirements set forth in clause (A) above;

(ii)           not more than two (2) Business Days prior to the consummation of the proposed Permitted Acquisition, a Senior Officer of UNFI shall have delivered to the Administrative Agent a statement certifying that the conditions in clauses (i)(A) and (i)(B) above continue to be satisfied, which statement shall be accompanied by a substantially final version of the acquisition agreement;

(iii)          promptly following the consummation of such proposed Permitted Acquisition, a Senior Officer of UNFI shall have delivered to the Administrative Agent an executed copy of the acquisition agreement and all other material documents executed in connection therewith;

(iv)          no Event of Default shall exist before or after giving effect to the proposed Permitted Acquisition;

(v)           in the event that Borrowers wish to have the Accounts and Inventory of the entity to be acquired or invested in be included in the U.S. Revolver Borrowing Base or the Canadian Borrowing Base, as the case may be, (x) Borrowers shall arrange for each Agent and its representatives to have reasonable access to financial information and the assets and Properties to be acquired that will, upon consummation of the acquisition, become Collateral for the Obligations and (y) the Administrative Agent may conduct, in its discretion, a field examination and appraisal with respect to such Accounts and Inventory, with results satisfactory to the Administrative Agent, prior to including such Accounts and Inventory in the U.S. Revolver Borrowing Base or the Canadian Borrowing Base, as the case may be;

(vi)          if any such acquisition is structured as the acquisition of all or substantially all of the Equity Interests of a Person to be acquired (including by way of merger, amalgamation or consolidation permitted by Section 10.2.9) or Borrowers create a Subsidiary to make the acquisition, Borrowers shall, or shall cause such Person or Subsidiary to, comply with Section 10.1.9, if required; and

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(vii)         in the case of a proposed Permitted Acquisition of the Equity Interests of another Person, the board of directors (or comparable governing body of such Person) shall not have disapproved the proposed Permitted Acquisition.

Permitted Business: the business of the Borrowers and the Subsidiaries as conducted on the Closing Date and businesses and business activities that are reasonably related thereto or ancillary or incidental thereto or that the Borrowers have determined, in their reasonable business judgment, would enhance the business, operations and condition (financial or otherwise) of the Borrowers and the Subsidiaries.

Permitted Collateral Disposition: an Asset Disposition that is (a) a sale of Inventory in the Ordinary Course of Business; (b) a disposition of Inventory that is obsolete, unmerchantable or otherwise unsalable in the Ordinary Course of Business; or (c) approved in writing by Administrative Agent and Required Lenders.

Permitted Contingent Obligations: Contingent Obligations (a) arising from endorsements of Payment Items for collection or deposit in the Ordinary Course of Business; (b) arising from Hedging Agreements permitted hereunder; (c) existing on the Closing Date, and any extension, modification, renewal or replacement thereof that does not increase the amount of such Contingent Obligation when extended, modified, renewed or replaced; (d) incurred in the Ordinary Course of Business in favor of suppliers, customers, lessors and licensors or with respect to surety, appeal, bid or performance bonds, completion guarantees or other similar obligations; (e) arising from customary indemnification obligations in favor of purchasers in connection with dispositions of assets permitted hereunder; (f) arising under the Loan Documents; (g) of a Borrower or a Subsidiary with respect to Debt of a Borrower or a Subsidiary that is permitted under Section 10.2.1; or (h) in an aggregate amount of U.S.$10,000,000 or less at any time.

Permitted Discretion: a determination made in the exercise, in good faith, of reasonable business judgment (from the perspective of a secured, asset-based lender).

Permitted Investments:

(a)           (i) Investments existing on the Closing Date and identified on Schedule 10.2.5, and any extension, modification, renewal or replacement of any such Investment that does not increase the amount of such Investment when extended, modified, renewed or replaced, and (ii) Investments in Subsidiaries existing on the Closing Date;

(b)           Investments in Domestic Subsidiaries; provided that any acquisition of Equity Interests in a Person that was not previously a Subsidiary shall be subject to compliance with the requirements set forth in the definition of “Permitted Acquisition”;

(c)           Investments in Foreign Subsidiaries by Foreign Subsidiaries;

(d)           Investments in Foreign Subsidiaries by UNFI and Domestic Subsidiaries in an aggregate amount not to exceed U.S.$5,000,000 outstanding at any one time;

(e)           loans and advances permitted by Section 10.2.7;

(f)            Permitted Contingent Obligations;

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(g)           Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the Ordinary Course of Business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(h)           Cash Equivalents that are subject to the Applicable Agent’s Lien and control, pursuant to documentation in form and substance satisfactory to such Agent;

(i)            Permitted Acquisitions;

(j)            (i) Investments not otherwise described in the preceding clauses; provided that (A) no Event of Default shall exist before or after giving effect to the proposed Investment, (B) daily average Adjusted Aggregate Availability for the 30 consecutive days immediately before consummating the proposed Investment, calculated on a pro forma basis after giving effect to such Investment as if such Investment had been consummated at the beginning of such 30 day period, shall be at least 10% of the Aggregate Borrowing Base and (C) Borrowers shall have a Fixed Charge Coverage Ratio is at least 1.00:1.00 for the most recently completed period of four Fiscal Quarters for which financial statements have been provided pursuant to Section 10.1.2, calculated on a pro forma basis after giving effect to such Investment as if such Investment had been made at the beginning of such period of four Fiscal Quarters; provided that to the extent daily average Adjusted Aggregate Availability for the 30 consecutive days immediately before consummating the proposed Investment, calculated on a pro forma basis after giving effect to such Investment as if such Investment had been consummated at the beginning of such 30 day period, is at least 15% of the Aggregate Borrowing Base, this clause (C) shall not be applicable, and (ii) UNFI shall have delivered to the Administrative Agent not less than two (2) Business Days prior to the earlier of (x) the execution of a definitive or binding agreement to consummate the proposed Investment and (y) the consummation of such proposed Investment, a statement, certified by a Senior Officer of UNFI, setting forth, in reasonable detail, computations (determined in a manner reasonably acceptable to the Administrative Agent) evidencing satisfaction of the requirements set forth in clause (i) above; and

(k)           other Investments in an aggregate amount not to exceed U.S.$10,000,000 outstanding at any one time.

Permitted Lien: as defined in Section 10.2.2.

Permitted Purchase Money Debt: Purchase Money Debt of Borrowers and Subsidiaries (and any Refinancing Debt with respect thereto) that is secured only by a Purchase Money Lien, as long as the aggregate amount does not exceed U.S.$10,000,000.

Person: any individual, corporation, limited liability company, partnership, joint venture, joint stock company, land trust, business trust, unincorporated organization, Governmental Authority or other entity.

Plan: any employee benefit plan (as defined in Section 3(3) of ERISA) established by an Obligor or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, an ERISA Affiliate.

Platform: as defined in Section 14.3.3.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

PPSA: the Personal Property Security Act of Ontario (or any successor statute) or similar legislation of any other Canadian jurisdiction, including the Civil Code of Québec, the laws of which are required by such legislation to be applied in connection with the issue, perfection, enforcement, opposability, enforceability, validity or effect of security interests or hypothecs.

Prime Rate: the rate of interest announced by Bank of America from time to time as its prime rate.  Such rate is set by Bank of America on the basis of various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such rate.  Any change in such rate publicly announced by Bank of America shall take effect at the opening of business on the day specified in the announcement.

Prior Claims: all Liens created by Applicable Law (in contrast with Liens voluntarily granted) which rank or are capable of ranking prior or pari passu with any Agent’s security interests (or interests similar thereto under Applicable Law) against all or part of the Collateral, including for amounts owing for employee source deductions, goods and services taxes, sales taxes, harmonized sales taxes, municipal taxes, workers’ compensation, Québec corporate taxes, pension fund obligations, Wage Earner Protection Program Act obligations and overdue rents.

Pro Rata: (a) with respect to any U.S. Revolver Lender, a percentage (rounded to the ninth decimal place) determined (i) while the U.S. Revolver Commitments are outstanding, by dividing the amount of such U.S. Revolver Lender’s U.S. Revolver Commitment by the Aggregate U.S. Revolver Commitments; and (ii) at any other time, by dividing the amount of such U.S. Revolver Lender’s U.S. Revolver Loans and U.S. LC Obligations by the aggregate amount of Total U.S. Revolver Outstandings, and (b) with respect to any Canadian Lender, a percentage (rounded to the ninth decimal place) determined (i) while the Canadian Commitments are outstanding, by dividing the amount of such Canadian Lender’s Canadian Commitment by the Aggregate Canadian Commitments; and (ii) at any other time, by dividing the amount of such Canadian Lender’s Canadian Loans and Canadian LC Obligations by the aggregate amount of Total Canadian Outstandings.

Properly Contested: with respect to any obligation of an Obligor, (a) the obligation is subject to a bona fide dispute regarding amount or the Obligor’s liability to pay; (b) the obligation is being properly contested in good faith by appropriate proceedings promptly instituted and diligently pursued; (c) appropriate reserves have been established in accordance with GAAP; (d) non-payment could not reasonably be expected to have a Material Adverse Effect or result in forfeiture or sale of any assets of the Obligor; (e) no Lien is imposed on assets of the Obligor, unless enforcement thereof is stayed during the pendency of the contest; and (f) if the obligation results from entry of a judgment or other order, such judgment or order is stayed pending appeal or other judicial review.

Property: any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

Protective Advances: a U.S. Revolver Protective Advance and/or a Canadian Protective Advance, as the context requires.

PSA:  the Packers and Stockyards Act (7 USC § 196 et seq.).

PSA Claim: with respect to any Person, any right or claim of or for the benefit of such Person under PSA or any similar law enacted by any other state or jurisdiction including any right, title or interest in or to any claims, remedies or trust assets or other benefits or any proceeds thereof.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Purchase Money Debt: (a) Debt (other than the Obligations) for payment of any of the purchase price of fixed assets; (b) Debt (other than the Obligations) incurred at the time of or within 20 days after acquisition of any fixed assets, for the purpose of financing any of the purchase price thereof; and (c) any renewals, extensions or refinancings (but not increases) thereof.

Purchase Money Lien: a Lien that secures Purchase Money Debt or any Refinancing Debt with respect thereto, encumbering only the fixed assets acquired with such Debt and constituting a Capital Lease, a purchase money security interest under the UCC or a purchase money security interest under the PPSA.

Qualified Cash: as of any date of determination, as to any Person, the aggregate amount of unrestricted cash and Cash Equivalents of such Person and its Subsidiaries as of such date that is (a) held in a Deposit Account (other than an account exclusively used for payroll, payroll taxes or employee benefits) with the Applicable Agent, (b) subject to the Applicable Agent’s first priority perfected Lien and (c) not subject to any other Lien.

Qualified ECP: an Obligor with total assets exceeding $10,000,000, or that constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” under Section 1a(18)(A)(v)(II) of such act.

Qualified Secured Bank Product Obligations: Debt, obligations and other liabilities with respect to Hedging Agreements owing by a Borrower or Subsidiary to a Secured Bank Product Provider, that the Borrower Agent, in a written notice to the Administrative Agent, has expressly requested be treated as Qualified Secured Bank Product Obligations for purposes hereof, up to the maximum amount (in the case of any Secured Bank Product Provider other than Bank of America and its Affiliates or branches) specified by such provider and the Borrower Agent in writing to the Administrative Agent, which amount may be established and increased or decreased by further written notice from such provider and the Borrower Agent to the Administrative Agent from time to time as long as no Default or Event of Default exists and no Overadvance would result from establishment of a Bank Product Reserve for such amount.  The reasonably anticipated liabilities in respect of such obligations with respect to Hedging Agreements owed to Bank of America and its Affiliates or branches shall constitute Qualified Secured Bank Product Obligations unless otherwise agreed by Bank of America or such Affiliate or branch.  Notwithstanding the foregoing, in no event shall Qualified Secured Bank Product Obligations of an Obligor include its Excluded Swap Obligations.

RCRA: the Resource Conservation and Recovery Act (42 U.S.C. §§ 6991-6991i).

Reaffirmation Agreement: that certain Reaffirmation Agreement dated as of even date herewith by and among the Obligors in favor of the Agents.

Real Estate: all right, title and interest (whether as owner, lessor or lessee) in any real Property or any buildings, structures, parking areas or other improvements thereon.

Recipient: any Agent, Issuing Bank, any Lender or any other recipient of a payment to be made by an Obligor under a Loan Document or on account of an Obligation.

Refinancing Conditions: the following conditions for Refinancing Debt:  (a) it is in an aggregate principal amount that does not exceed the principal amount of the Debt being extended, renewed or refinanced; (b) it has a final maturity no sooner than, a weighted average life no less than, and an interest rate no greater than, the Debt being extended, renewed or refinanced; (c) if applicable, it is subordinated to the Obligations at least to the same extent as the Debt being extended, renewed or refinanced; (d) the

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

representations, covenants and defaults applicable to it, taken as a whole, are not materially less favorable to the applicable Borrower or Subsidiary than those applicable to the Debt being extended, renewed or refinanced; (e) no additional Lien is granted to secure it; (f) no additional Person is obligated on such Debt; and (g) upon giving effect to it, no Default or Event of Default exists.

Refinancing Debt: Borrowed Money that is the result of an extension, renewal or refinancing of Permitted Purchase Money Debt or Debt permitted under Section 10.2.1(c) or 10.2.1(l).

Reimbursement Date: as defined in Section 2.3.2.

Rent and Charges Reserve: the aggregate of (a) all past due rent and other amounts owing by an Obligor to any landlord, warehouseman, processor, repairman, mechanic, shipper, freight forwarder, broker or other Person who possesses any Collateral or could assert a Lien on any Collateral; and (b) a reserve at least equal to three months’ rent and other charges that could be payable to any such Person, unless it has executed a Lien Waiver.

Report: as defined in Section 12.2.3.

Reportable Event: with respect to any Pension Plan, any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

Required Lenders: Lenders (subject to Section 4.2) having (a) U.S. Revolver Commitments and Canadian Commitments in excess of 50% of the Aggregate Commitments; and (b) if the U.S. Revolver Commitments and the Canadian Commitments have terminated, Loans in excess of 50% of all outstanding Loans; provided, however, that the U.S. Revolver Commitment, Canadian Commitment and Loans of any Defaulting Lender shall be excluded from such calculation but any related Fronting Exposure shall be deemed held as a Loan or LC Obligation by the Secured Party that funded the applicable Loan or issued the applicable Letter of Credit.

Restricted Investment: any Investment by a Borrower or Subsidiary other than a Permitted Investment.

Restrictive Agreement: an agreement (other than a Loan Document) that conditions or restricts the right of any Borrower, Subsidiary or other Obligor to incur or repay Borrowed Money, to grant Liens on any assets, to declare or make Distributions, to modify, extend or renew any agreement evidencing Borrowed Money, or to repay any intercompany Debt.

Royalties: all royalties, fees, expense reimbursement and other amounts payable by a Borrower under a License.

S&P: Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto.

Sanction: any international economic sanction administered or enforced by the United States Government (including OFAC), the Canadian government, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

Secured Bank Product Obligations: Debt, obligations and other liabilities with respect to Bank Products owing by a Borrower or Subsidiary to a Secured Bank Product Provider, that the Borrower Agent, in a written notice to the Administrative Agent, has expressly requested be treated as Secured Bank Product Obligations and/or a Qualified Secured Bank Product Obligation for purposes hereof, up to

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

the maximum amount (in the case of any Secured Bank Product Provider other than Bank of America and its Affiliates or branches) specified by such provider and the Borrower Agent in writing to the Administrative Agent, which amount may be established and increased or decreased by further written notice from such provider and the Borrower Agent to the Administrative Agent from time to time as long as no Default or Event of Default exists and no Overadvance would result from establishment of a Bank Product Reserve for such amount; provided, that Secured Bank Product Obligations of an Obligor shall not include its Excluded Swap Obligations.

Secured Bank Product Provider: (a) Bank of America or any of its Affiliates or branches; and (b) any other Lender or Affiliate or branch of a Lender that is providing a Bank Product, provided such provider and the Borrower Agent deliver written notice to Administrative Agent, in form and substance satisfactory to Administrative Agent, within 10 days following the later of the Closing Date or the creation of the Bank Product, (i) describing the Bank Product and setting forth the maximum amount of the related Secured Bank Product Obligations (and, if all or any portion of such Secured Bank Product Obligations are to constitute Qualified Secured Bank Product Obligations, the maximum amount of such Qualified Secured Bank Product Obligations) that are to be secured by the Collateral, and the methodology to be used in calculating such amount, and (ii) agreeing to be bound by Section 12.13.

Secured Parties: Agents, Issuing Banks, Lenders and Secured Bank Product Providers.

Security Agreements:  (a) this Agreement, (b) that certain Security Agreement dated as of May 24, 2012 by and among the Guarantors in favor of the Administrative Agent, as reaffirmed pursuant to the Reaffirmation Agreement, and (c) any other security agreement or joinder agreement that may be entered into after the Closing Date with respect to a Subsidiary of the Borrowers formed or acquired after the Closing Date, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

Security Documents: the Guaranties, Security Agreements, Canadian Security Documents, Deposit Account Control Agreements, Reaffirmation Agreement, and all other security agreements, deeds of hypothec, pledge agreements, or other collateral security agreements, instruments or documents entered into or to be entered into by an Obligor pursuant to which such Obligor grants or perfects a security interest in certain of its assets to the Applicable Agent, including PPSA and UCC financing statements and financing change statements, as applicable, required to be executed or delivered pursuant to any Security Document.

Seller Note:  any unsecured promissory note (and any guarantee thereof) issued by one or more Obligors (or any Subsidiary of an Obligor organized for purposes of the corresponding Permitted Acquisition, which as a part of such Permitted Acquisition will contemporaneously be merged with or into an Obligor or otherwise will become an Obligor promptly thereafter in accordance with this Agreement) in favor of a seller in connection with a Permitted Acquisition in an aggregate principal amount not to exceed the purchase price in respect of such Permitted Acquisition.

Senior Officer: each of the chairman of the board, president, chief executive officer, chief financial officer, chief accounting officer and any senior vice president of a Borrower or, if the context requires, any other Obligor.

Settlement Report: a report summarizing (a) U.S. Revolver Loans and participations in U.S. LC Obligations outstanding as of a given settlement date, allocated to U.S. Revolver Lenders on a Pro Rata basis in accordance with their U.S. Revolver Commitments and (b) Canadian Loans and participations in Canadian LC Obligations outstanding as of a given settlement date, allocated to Canadian Lenders on a Pro Rata basis in accordance with their Canadian Commitments.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Solvent: as to any Person, such Person (a) owns Property whose fair salable value is greater than the amount required to pay all of its debts (including contingent, subordinated, unmatured and unliquidated liabilities); (b) owns Property whose present fair salable value (as defined below) is greater than the probable total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person as they become absolute and matured; (c) is able to pay all of its debts as they mature; (d) has capital that is not unreasonably small for its business and is sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; (e) is not “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code or, in the case of the Canadian Borrower or any Canadian Subsidiary, “insolvent” within the meaning of the Bankruptcy and Insolvency Act (Canada); and (f) has not incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under any Loan Documents, or made any conveyance in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Person or any of its Affiliates.  “Fair salable value” means the amount that could be obtained for assets within a reasonable time, either through collection or through sale under ordinary selling conditions by a capable and diligent seller to an interested buyer who is willing (but under no compulsion) to purchase.

Specified Obligor: an Obligor that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 5.11).

Spot Rate: as of any day, the exchange rate, as determined by the Applicable Agent, that is applicable to conversion of one currency into another currency, that is (a) the exchange rate reported by Bloomberg (or other commercially available source designated by such Agent) as of the end of the preceding business day in the financial market for the first currency; or (b) if such report is unavailable for any reason, the spot rate for the purchase of the first currency with the second currency as in effect during the preceding business day in the Applicable Agent’s principal foreign exchange trading office for the first currency.

Subsidiary: any entity at least 50% of whose voting securities or Equity Interests is owned by a Borrower or any combination of Borrowers (including indirect ownership by a Borrower through other entities in which such Borrower directly or indirectly owns 50% of the voting securities or Equity Interests).

Swap Obligations: with respect to an Obligor, its obligations under a Hedging Agreement that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

Swingline Loan: any Borrowing of Applicable Floating Rate Loans funded with the Applicable Agent’s funds, until such Borrowing is settled among the Applicable Lenders or repaid by the U.S. Borrowers or the Canadian Borrower, as the case may be.

Taxes: all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.  For the avoidance of doubt, Taxes shall include all Taxes imposed pursuant to Part XIII of the ITA or any successor provisions thereto.

Term Loan Agreement:  the Term Loan Agreement dated as of August 14, 2014, by and among UNFI, Albert’s Organics, the lenders party thereto from time to time and the Term Loan Facility Agent, as such agreement may be amended, supplemented, modified, restated, renewed or replaced (whether upon or after termination or otherwise) in whole or in part from time to time.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Term Loan Amendment:  the First Amendment Agreement to Term Loan Agreement dated as of the date hereof by and among UNFI, Albert’s Organics, the lenders party thereto and the Term Loan Facility Agent, in form and substance reasonably satisfactory to the Administrative Agent.

Term Loan Collateral:  the “Term Collateral” as defined in the Intercreditor Agreement.

Term Loan Facility Agent:  Bank of America, in its capacity as administrative agent, its successors and assigns in such capacity or any other collateral agent or similar representative of the secured parties under the Term Loan Agreement.

Term Loan Facility Documents:  the Term Loan Agreement and all other “Loan Documents” as defined in the Term Loan Agreement.

Term Loan Facility Liens:  the Liens granted to the Term Loan Facility Agent under the Term Loan Facility Documents, at any time, upon Term Loan Collateral.

Total Canadian Outstandings: an amount equal to the sum of (a) the principal balance of all Canadian Loans plus (b) the U.S. Dollar Equivalent of the Canadian LC Obligations.

Total LC Obligations: the sum of (a) U.S. LC Obligations and (b) the U.S. Dollar Equivalent of the Canadian LC Obligations.

Total Outstandings: an amount equal to the sum of (a) the Total Canadian Outstandings plus (b) the Total U.S. Revolver Outstandings.

Total U.S. Revolver Outstandings:  an amount equal to the sum of (a) the principal balance of all U.S. Revolver Loans plus (b) the U.S. LC Obligations.

Transferee: any actual or potential Eligible Assignee, Participant or other Person acquiring an interest in any Obligations.

Trigger Event:

(a)           for purposes of Section 10.3.1, the first date that Adjusted Aggregate Availability is less than the greater of (i) U.S.$60,000,000 and (ii) 10% of the Aggregate Borrowing Base;

(b)           for any other purpose hereunder, any of (i) the occurrence and continuance of an Event of Default, and (ii) the fifth consecutive date that Adjusted Aggregate Availability is less than the greater of (x) 10% of the Aggregate Borrowing Base and (y) U.S.$60,000,000; and

(c)           for all purposes of this Agreement, (i) the Administrative Agent shall use its commercially reasonable efforts to notify the Borrower Agent of the occurrence of any of the events set forth in clauses (a) and (b)(ii) above (it being understood that the Administrative Agent’s failure to provide such notice shall not constitute a waiver of the Trigger Event), and (ii) the occurrence of a Trigger Event shall be deemed continuing (x) if the Trigger Event arises under clause (a)(i) or clause (b)(ii)(y) above, until Adjusted Aggregate Availability equals or exceeds U.S.$60,000,000 for thirty (30) consecutive days, as certified by the Borrowers in an Aggregate Availability Certificate delivered to the Administrative Agent, in which case such Trigger Event shall be deemed to be no longer continuing for purposes of this Agreement, (y) if the Trigger Event arises under clause (a)(ii) or clause (b)(ii)(x) above, until Adjusted Aggregate Availability equals or exceeds 10% of the Aggregate Borrowing Base for thirty (30) consecutive

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

days, as certified by the Borrowers in an Aggregate Availability Certificate delivered to the Administrative Agent, in which case such Trigger Event shall be deemed to be no longer continuing for purposes of this Agreement, and (z) if the Trigger Event arises under clause (b)(i) above, so long as such Event of Default is continuing; provided that to the extent two Trigger Events have occurred and have been cured during any period of four consecutive Fiscal Quarters, any additional Trigger Event during such period shall be deemed continuing at all times during such period.

Type: any type of a Loan (i.e., Base Rate Loan or Applicable Offered Rate Loan) that has the same interest option and, in the case of Applicable Offered Rate Loans, the same Interest Period.

UCC: the Uniform Commercial Code as in effect in the State of New York or, when the laws of any other jurisdiction govern the perfection or enforcement of any Lien, the Uniform Commercial Code of such jurisdiction.

Unfunded Pension Liability: (a) with respect to a Pension Plan, the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to the Code, ERISA or the Pension Protection Act of 2006 for the applicable plan year and (b) with respect to a Canadian Plan that is a registered pension plan, the amount (if any) by which the present value of all vested and unvested accrued benefits under such a plan exceeds the fair market value of assets allocable to such benefits, all determined as of the then most recent valuation date for such plan using customary actuarial assumptions for such a plan.

Unintentional Overadvance:  as defined in Section 2.1.5.

Unused Line Fee Rate: a per annum rate equal to (a) 0.30%, if the average daily Total Outstandings were less than 25% of the Aggregate Commitments during the preceding Fiscal Quarter, or (b) 0.25%, if such average daily Total Outstandings were 25% or more of the Aggregate Commitments during the preceding Fiscal Quarter.

Upstream Payment: a Distribution by a Subsidiary to an Obligor or a wholly-owned Subsidiary of an Obligor.

U.S. Accounts Formula Amount: 90% of the Value of Eligible Accounts of each U.S. Borrowing Base Obligor; provided, however, that such percentage shall be reduced by 1.0% for each percentage point of Dilution.

U.S. Borrowers: as defined in the preamble to this Agreement.

U.S. Borrowing Base Obligor: (a) UNFI, (b) UNFW and (c) with the prior written consent of Administrative Agent, each other Obligor that is a U.S. Person the Accounts and Inventory of which have been subject to a field examination and appraisal with results satisfactory to the Administrative Agent.

U.S. Dollar Equivalent: of any amount means, at the time of determination thereof, (a) if such amount is expressed in U.S. Dollars, such amount and (b) if such amount is denominated in any other currency, the equivalent of such amount in U.S. Dollars as determined by the Administrative Agent using the Spot Rate.

U.S. Dollars or U.S.$: lawful money of the United States.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

U.S. Inventory Formula Amount: 90% of the NOLV Percentage of the Value of Eligible Inventory of each U.S. Borrowing Base Obligor.

U.S. LC Conditions: the following conditions necessary for issuance of a Letter of Credit for the account or benefit of a U.S. Borrower or any of its Subsidiaries: (a) each of the conditions set forth in Section 6 shall have been satisfied; (b) after giving effect to such issuance, Total LC Obligations do not exceed U.S.$50,000,000, no Overadvance exists, no U.S. Revolver Overadvance exists, Total U.S. Revolver Outstandings do not exceed the U.S. Revolver Borrowing Base, and Total Outstandings do not exceed the Aggregate Borrowing Base; (c) the expiration date of such Letter of Credit is (i) no more than 365 days from issuance in the case of standby Letters of Credit, and (ii) no more than 120 days from issuance in the case of documentary Letters of Credit, (d) the Letter of Credit and payments thereunder are denominated in U.S. Dollars, and (e) the form of the proposed Letter of Credit is reasonably satisfactory to the Administrative Agent and the applicable Issuing Bank in their discretion.

U.S. LC Obligations: the sum (without duplication) of (a) all amounts owing by U.S. Borrowers for any drawings under Letters of Credit issued for the account or on behalf of any U.S. Borrower or any of its Subsidiaries; and (b) the stated amount of all outstanding Letters of Credit issued for the account or on behalf of any U.S. Borrower or any of its Subsidiaries, except to the extent Cash Collateralized.

U.S. Person: “United States Person” as defined in Section 7701(a)(30) of the Code.

U.S. Revolver Availability: the U.S. Revolver Borrowing Base minus the Total U.S. Revolver Outstandings.

U.S. Revolver Borrowing Base:  on any date of determination, an amount equal to the lesser of (a) the Aggregate U.S. Revolver Commitments; and (b) the sum of the U.S. Accounts Formula Amount, plus the U.S. Inventory Formula Amount, plus Qualified Cash of each U.S. Borrowing Base Obligor, minus the Availability Reserve (it being understood that the amount of the Availability Reserve shall be allocated, in the Permitted Discretion of the Administrative Agent and without duplication, between the U.S. Revolver Borrowing Base and the Canadian Borrowing Base).

U.S. Revolver Commitment: for any U.S. Revolver Lender, its obligation to make U.S. Revolver Loans and to participate in U.S. LC Obligations up to the maximum principal U.S. Dollar amount shown on Schedule 1.1(a), as hereafter modified pursuant to Section 2.1.7 or an Assignment and Acceptance to which it is a party.

U.S. Revolver Commitment Termination Date: the earliest to occur of (a) the U.S. Revolver Termination Date; (b) the date on which U.S. Borrowers terminate the Aggregate U.S. Revolver Commitments pursuant to Section 2.1.4; or (c) the date on which the Aggregate U.S. Revolver Commitments are terminated pursuant to Section 11.2.

U.S. Revolver Lenders: the Lenders indicated on Schedule 1.1(a) as the Lenders of U.S. Revolver Loans, the Administrative Agent in its capacity of a provider of Swingline Loans to U.S. Borrowers, any Issuing Bank that issues a Letter of Credit for the account or on behalf of any U.S. Borrower and any other Person who hereafter becomes a “U.S. Revolver Lender” pursuant to the terms hereof.

U.S. Revolver Loan: (a) a loan made to U.S. Borrowers pursuant to Section 2.1.1(a), (b) any Swingline Loan for the account of a U.S. Borrower, (c) any Overadvance Loan for the account of a U.S. Borrower deemed by the Administrative Agent to be a U.S. Revolver Loan and (d) any U.S. Revolver Protective Advance.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

U.S. Revolver Note: a promissory note executed by the U.S. Borrowers in favor of a U.S. Revolver Lender in the form of Exhibit A, in the amount of such Lender’s U.S. Revolver Commitment.

U.S. Revolver Overadvance: as defined in Section 2.1.5.

U.S. Revolver Protective Advance: as defined in Section 2.1.6(a).

U.S. Revolver Termination Date:  April 29, 2021.

U.S. Tax Compliance Certificate: as defined in Section 5.10.2(b)(iii).

Value: (a) for Inventory, its value determined on the basis of the lower of cost or market, calculated on a first-in, first-out basis, and excluding any portion of cost attributable to intercompany profit among Borrowers and their Affiliates; and (b) for an Account, its face amount, net of any returns, rebates, discounts (calculated on the shortest terms), credits, allowances or Taxes (including sales, excise or other taxes) that have been or reasonably could be claimed by the Account Debtor or any other Person.

Voting Stock:  Equity Interests of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

Wage Earner Protection Program Act:  the Wage Earner Protection Program Act (Canada).

1.2.         Accounting Terms.  Under the Loan Documents (except as otherwise specified herein), all accounting terms shall be interpreted, all accounting determinations shall be made, and all financial statements shall be prepared, in accordance with GAAP applied on a basis consistent with the most recent audited financial statements of Borrowers delivered to Administrative Agent before the Closing Date and using the same inventory valuation method as used in such financial statements, except for any change required or permitted by GAAP if Borrowers’ certified public accountants concur in such change, the change is disclosed to Administrative Agent, and any ratios or requirements affected by such change are amended in a manner satisfactory to Required Lenders to take into account the effects of the change; provided that until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein.  Anything in this Agreement to the contrary notwithstanding, any obligation of a Person under a lease (whether existing as of the Closing Date or entered into in the future) that is not (or would not be) required to be classified and accounted for as a capital lease on the balance sheet of such Person under GAAP as in effect at the time such lease is entered into shall not be treated as a Capital Lease solely as a result of (a) the adoption of any changes in, or (b) changes in the application of, GAAP after such lease is entered into.

1.3.         Uniform Commercial Code.  As used herein, the following terms are defined in accordance with the UCC in effect in the State of New York from time to time:  “Certificated Security,” “Chattel Paper,” “Commercial Tort Claim,” “Deposit Account,” “Document,” “Equipment,” “General Intangibles,” “Goods,” “Instrument,” “Investment Property,” “Letter-of-Credit Right,” “Payment Intangibles,” “Security Entitlement,” “Supporting Obligation,” and “Uncertificated Security.”

1.4.         Certain Matters of Construction.  The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision.  Any pronoun used shall be deemed to cover all genders.  In the computation of periods of time from a specified date to a later specified date, “from” means “from and including,” and “to” and “until” each mean “to but excluding.”  The terms “including” and “include” shall mean “including, without limitation” and, for purposes of each Loan Document, the parties agree that the rule of ejusdem

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

generis shall not be applicable to limit any provision.  Section titles appear as a matter of convenience only and shall not affect the interpretation of any Loan Document.  All references to (a) laws or statutes include all related rules, regulations, interpretations, amendments and successor provisions; (b) any document, instrument or agreement (including this Agreement) include any amendments, restatements, waivers and other modifications, supplements, extensions or renewals (to the extent permitted by the Loan Documents); (c) any section mean, unless the context otherwise requires, a section of this Agreement; (d) any exhibits or schedules mean, unless the context otherwise requires, exhibits and schedules attached hereto, which are hereby incorporated by reference; (e) any Person include successors and assigns; (f) time of day means time of day at Administrative Agent’s notice address under Section 14.3.1; or (g) discretion of any Agent, any Issuing Bank or any Lender mean the sole and absolute discretion of such Person.  All determinations (including calculations of U.S. Revolver Borrowing Base, Canadian Borrowing Base and financial covenants) made from time to time under the Loan Documents shall be made in light of the circumstances existing at such time.  U.S. Revolver Borrowing Base and Canadian Borrowing Base calculations shall be consistent with historical methods of valuation and calculation, and otherwise reasonably satisfactory to Administrative Agent (and not necessarily calculated in accordance with GAAP).  Borrowers shall have the burden of establishing any alleged negligence, misconduct or lack of good faith by any Agent, any Issuing Bank or any Lender under any Loan Documents.  No provision of any Loan Documents shall be construed against any party by reason of such party having, or being deemed to have, drafted the provision.  Whenever the phrase “to the best of Borrowers’ knowledge” or words of similar import are used in any Loan Documents, it means actual knowledge of a Senior Officer, or knowledge that a Senior Officer should have obtained in the good faith and diligent performance of his or her duties, including reasonably specific inquiries of employees or agents and a good faith attempt to ascertain the matter to which such phrase relates.

1.5.         Conversions of Canadian Dollars.  The Applicable Agent in good faith shall determine the U.S. Dollar Equivalent and Canadian Dollar Equivalent of any amount as required hereby, and a determination thereof by the Applicable Agent shall be conclusive absent manifest error.  The Agents may, but shall not be obligated to, rely on any determination made by any Obligor in any document delivered to any Agent.  The Applicable Agent may determine or redetermine the U.S. Dollar Equivalent and Canadian Dollar Equivalent of any amount on any date either in its own discretion or upon the request of any Lender or any Issuing Bank.  The Applicable Agent may set up appropriate rounding off mechanisms or otherwise round-off amounts hereunder to the nearest higher or lower amount in whole U.S. Dollar, Canadian Dollar or whole cents to ensure amounts owing by any party hereunder or that otherwise need to be calculated or converted hereunder are expressed in whole U.S. Dollars, Canadian Dollars or in whole cents, as may be necessary or appropriate.  Wherever in this Agreement in connection with (a) a Borrowing, conversion, continuation or prepayment of an Applicable Offered Rate Loan or Applicable Floating Rate Loan, (b) the issuance, amendment or extension of a Letter of Credit, or (c) an amount, such as a required minimum, maximum or multiple amount, is expressed in U.S. Dollars, but such Borrowing, Applicable Offered Rate Loan, Applicable Floating Rate Loan, Letter of Credit or amount is denominated in Canadian Dollars, such amount shall be the Canadian Dollar Equivalent of such U.S. Dollar amount (rounded to the nearest unit of Canadian Dollars, with 0.5 of a unit being rounded upward), as determined by the Applicable Agent or the applicable Issuing Bank, as the case may be.  Borrowers shall report Value and other U.S. Revolver Borrowing Base and Canadian Borrowing Base components to the Administrative Agent in the currency invoiced by Borrowers or shown in Borrowers’ financial records, and unless expressly provided otherwise, shall deliver financial statements and calculate financial covenants in Dollars.

1.6.         Collateral Located in the Province of Québec.  For purposes of any Collateral located in the Province of Québec or charged by any deed of hypothec (or any other Loan Document) and for all other purposes pursuant to which the interpretation or construction of a Loan Document may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Québec, (a) “personal property” shall be deemed to include “movable property”, (b) “tangible property” shall be deemed to include “corporeal property”, (c) “intangible property” shall be deemed to include “incorporeal property”, (d) “security interest” and “mortgage” shall be deemed to include a “hypothec”, (e) all references to filing, registering or recording under the UCC or the PPSA shall be deemed to include publication under the Civil Code of Québec, (f) all references to “perfection” of or “perfected” Liens shall be deemed to include a reference to the “opposability” of such Liens to third parties, (g) any “right of offset”, “right of setoff” or similar expression shall be deemed to include a “right of compensation”, and (h) an “agent” shall be deemed to include a “mandatary”.

SECTION 2.        CREDIT FACILITIES

2.1.         Commitments.

2.1.1.            Loans.

(a)           U.S. Revolver Loans.  Each U.S. Revolver Lender agrees, severally on a Pro Rata basis up to its U.S. Revolver Commitment, on the terms set forth herein, to make U.S. Revolver Loans in U.S. Dollars to the U.S. Borrowers from time to time through the U.S. Revolver Commitment Termination Date.  The U.S. Revolver Loans may be repaid and reborrowed as provided herein.  In no event shall U.S. Revolver Lenders have any obligation to honor a request for a U.S. Revolver Loan if the Total U.S. Revolver Outstandings at such time (including the requested Loan) would exceed the U.S. Revolver Borrowing Base.

(b)           Canadian Loans.  Each Canadian Lender agrees, severally on a Pro Rata basis up to its Canadian Commitment, on the terms set forth herein, to make Canadian Loans in Canadian Dollars to the Canadian Borrower from time to time through the Canadian Commitment Termination Date.  The Canadian Loans may be repaid and reborrowed as provided herein.  In no event shall Canadian Lenders have any obligation to honor a request for a Canadian Loan if the Total Canadian Outstandings at such time (including the requested Loan) would exceed the Canadian Borrowing Base.  Each Canadian Loan made under this Section 2.1.1(b) shall be a BA Equivalent Rate Loan.

2.1.2.            Notes.  The Loans made by each Lender and interest accruing thereon shall be evidenced by the records of the Applicable Agent and such Lender.  At the request of any Lender, the U.S. Borrowers or the Canadian Borrower, as the case may be, shall deliver a U.S. Revolver Note or Canadian Note, as the case may be, to such Lender.

2.1.3.            Use of Proceeds.  The proceeds of Loans shall be used by the applicable Borrowers solely (a) to satisfy existing Debt; (b) to pay fees and transaction expenses associated with the closing of this credit facility; (c) to pay Obligations in accordance with this Agreement; and (d) for lawful corporate purposes of Borrowers, including working capital.  The Borrowers shall not, directly or indirectly, use the proceeds of the Loans or Letters of Credit (i) to fund any activities or business of or with any Person that, at the time of such funding, is the subject of Sanctions or located in any Designated Jurisdiction, or (ii) in a way that would result in a violation of any Anti-Corruption Laws or Sanctions by the Borrowers or any of their Subsidiaries or, to the knowledge of the Borrowers, any Person participating in the Loans or the Letters of Credit (whether as underwriter, advisor, investor, or otherwise).

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

2.1.4.            Voluntary Reduction or Termination of Commitments.

(a)           Voluntary Reduction or Termination of U.S. Revolver Commitments and Aggregate Commitments.

(i)            The U.S. Revolver Commitments shall terminate on the U.S. Revolver Termination Date, unless sooner terminated in accordance with this Agreement.

(ii)           Upon at least 30 days’ prior written notice to Administrative Agent, Borrowers may, at their option, terminate the Aggregate Commitments and this credit facility.  Any notice of termination given by Borrowers shall be irrevocable (provided, however, that the Borrowers may specify in any such notice that such termination is conditioned upon the consummation of financing arrangements).  On the termination date, Borrowers shall make Full Payment of all Obligations.

(iii)          U.S. Borrowers may permanently reduce the U.S. Revolver Commitments, on a Pro Rata basis for each U.S. Revolver Lender, upon at least 30 days’ prior written notice to Administrative Agent, which notice shall specify the amount of the reduction and shall be irrevocable once given.  Each reduction shall be in a minimum amount of U.S.$10,000,000, or an increment of U.S.$1,000,000 in excess thereof.

(b)           Voluntary Reduction or Termination of Canadian Commitments.

(i)            The Canadian Commitments shall terminate on the Canadian Termination Date, unless sooner terminated in accordance with this Agreement.  Upon at least 30 days’ prior written notice to Agents, Canadian Borrower may, at its option, terminate the Canadian Commitments.  Any notice of termination given by Canadian Borrower shall be irrevocable (provided, however, that the Canadian Borrower may specify in any such notice that such termination is conditioned upon the consummation of financing arrangements).  On the termination date, Canadian Borrower shall make Full Payment of all Canadian Obligations.

(ii)           Canadian Borrower may permanently reduce the Canadian Commitments, on a Pro Rata basis for each Canadian Lender, upon at least 30 days’ prior written notice to Agents, which notice shall specify the amount of the reduction and shall be irrevocable once given.  Each reduction shall be in a minimum amount of U.S.$5,000,000, or an increment of U.S.$1,000,000 in excess thereof.

2.1.5.            Overadvances.  If the Total U.S. Revolver Outstandings exceed the U.S. Revolver Borrowing Base (“U.S. Revolver Overadvance”) at any time, the excess amount shall be payable by U.S. Borrowers on demand by Administrative Agent, but all such U.S. Revolver Loans shall nevertheless constitute Obligations secured by the Collateral and entitled to all benefits of the Loan Documents.  If the Total Canadian Outstandings exceed the Canadian Borrowing Base (“Canadian Overadvance”) at any time, the excess amount shall be payable by Canadian Borrower on demand by Canadian Agent, but all such Canadian Loans shall nevertheless constitute Canadian Obligations secured by the applicable Collateral and entitled to all benefits of the Loan Documents.  The Applicable Agent may require the Applicable Lenders to honor requests for Overadvance Loans and to forbear from requiring the applicable Borrowers to cure an Overadvance, (a) when no other Event of Default is known to such Agent, as long as (i) the Overadvance does not continue for more than 30 consecutive days (and no Overadvance may exist for at least five consecutive days thereafter before further Overadvance Loans are required), and (ii)(A) if a U.S. Revolver Overadvance, the Overadvance is not known by the

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Administrative Agent to exceed 10% of the U.S. Revolver Borrowing Base and (B) if a Canadian Overadvance, the Overadvance is not known by the Canadian Agent to exceed 10% of the Canadian Borrowing Base; and (b) regardless of whether an Event of Default exists, if the Applicable Agent discovers an Overadvance not previously known by it to exist (an “Unintentional Overadvance”), if (i)(A) with respect to a request for a U.S. Revolver Overadvance, the sum of (x) the aggregate amount of the Unintentional Overadvance under the U.S. Revolver Borrowing Base and (y) the amount of the request for a U.S. Revolver Overadvance does not exceed 10% of the U.S. Revolver Borrowing Base, and (B) with respect to a request for a Canadian Overadvance, the sum of (x) the aggregate amount of the Unintentional Overadvance under the Canadian Borrowing Base and (y) the request for a Canadian Overadvance does not exceed 10% of the Canadian Borrowing Base, and (ii) such Overadvance does not continue for more than 30 consecutive days.  In no event shall Overadvance Loans be required that would cause (1) the Total U.S. Revolver Outstandings to exceed the Aggregate U.S. Revolver Commitments and (2) the Total Canadian Outstandings to exceed the Aggregate Canadian Commitments.  Any funding of an Overadvance Loan or sufferance of a U.S. Revolver Overadvance or a Canadian Overadvance shall not constitute a waiver by the Applicable Agent or Applicable Lenders of the Event of Default caused thereby.  In no event shall any Borrower or other Obligor be deemed a beneficiary of this Section nor authorized to enforce any of its terms.  Required Lenders may at any time revoke the Applicable Agent’s authority to make further Overadvance Loans by written notice to Applicable Agent.

2.1.6.            Protective Advances.

(a)           U.S. Revolver Protective Advances.  The Administrative Agent shall be authorized, in its discretion, at any time that any conditions in Section 6 are not satisfied, to make U.S. Revolver Loans as Base Rate Loans (“U.S. Revolver Protective Advances”), (i) up to an aggregate amount of U.S.$25,000,000 outstanding at any time, if the Administrative Agent deems such Loans necessary or desirable to preserve or protect Collateral, or to enhance the collectibility or repayment of Obligations, as long as such Loans do not cause the Total U.S. Revolver Outstandings to exceed the Aggregate U.S. Revolver Commitments; or (ii) to pay any other amounts chargeable to Obligors under any Loan Documents, including interest, costs, fees and expenses.  Each U.S. Revolver Lender shall participate in each U.S. Revolver Protective Advance made to the U.S. Borrowers on a Pro Rata basis.  Required Lenders may at any time revoke Administrative Agent’s authority to make further U.S. Revolver Protective Advances under clause (i) by written notice to Administrative Agent.  Absent such revocation, the Administrative Agent’s determination that funding of a U.S. Revolver Protective Advance is appropriate shall be conclusive.

(b)           Canadian Protective Advances.  The Canadian Agent shall be authorized, in its discretion, at any time that any conditions in Section 6 are not satisfied, to make Canadian Loans as BA Equivalent Rate Loans (“Canadian Protective Advances”), (i) up to an aggregate amount of the Canadian Dollar Equivalent of U.S.$5,000,000 outstanding at any time, if the Canadian Agent deems such Loans necessary or desirable to preserve or protect Collateral, or to enhance the collectibility or repayment of Canadian Obligations, as long as such Loans do not cause the Total Canadian Outstandings to exceed the Aggregate Canadian Commitments; or (ii) to pay any other amounts chargeable to the Canadian Borrower under any Loan Documents, including interest, costs, fees and expenses.  Each Canadian Lender shall participate in each Canadian Protective Advance made to the Canadian Borrower on a Pro Rata basis.  Required Lenders may at any time revoke Canadian Agent’s authority to make further Canadian Protective Advances under clause (i) by written notice to Canadian Agent.  Absent such revocation, the Canadian Agent’s determination that funding of a Canadian Protective Advance is appropriate shall be conclusive.

2.1.7.            Increase in U.S. Revolver Commitments or Canadian Commitments.  Borrowers may request an increase in U.S. Revolver Commitments or Canadian Commitments from time

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

to time upon notice to Administrative Agent, and, if applicable, Canadian Agent, as long as (a) the requested increase is in a minimum amount of U.S.$10,000,000 and is offered on the same terms as existing U.S. Revolver Commitments or Canadian Commitments, except for a closing fee agreed to among Administrative Agent, Borrowers and the Lenders providing such increase, (b) subject to clause (e) below, increases under this Section do not exceed U.S.$600,000,000 in the aggregate and no more than three increases are made, (c) no reduction in U.S. Revolver Commitments or Canadian Commitments pursuant to Section 2.1.4 has occurred prior to the requested increase, (d) to the extent any such increase is made to the Canadian Commitments, such increase shall result in an increase in the U.S. Revolver Commitments in an amount such that the ratio of the U.S. Revolver Commitments to the Canadian Commitments immediately following such increase is not less than the ratio that existed immediately prior to such increase, and (e) no Default or Event of Default exists at the time of any such increase.  Administrative Agent shall promptly notify the Applicable Lenders of the requested increase and, within 10 Business Days thereafter, each Applicable Lender shall notify Administrative Agent if and to what extent such Lender commits to increase its U.S. Revolver Commitment and/or Canadian Commitment, as the case may be.  Any Lender not responding within such period shall be deemed to have declined an increase.  If Lenders fail to commit to the full requested increase, Eligible Assignees may issue additional U.S. Revolver Commitments or Canadian Commitments and become Lenders hereunder upon entering into joinder documentation reasonably acceptable to Administrative Agent.  Administrative Agent may allocate, in its discretion, the increased U.S. Revolver Commitments or Canadian Commitments among committing Applicable Lenders and, if necessary, Eligible Assignees.  Provided the conditions set forth in Section 6.2 are satisfied, total U.S. Revolver Commitments or Canadian Commitments shall be increased by the requested amount (or such lesser amount committed by Applicable Lenders and Eligible Assignees) on a date agreed upon by Administrative Agent and Borrower Agent, but no later than 45 days following Borrowers’ increase request.  Administrative Agent, Canadian Agent (if applicable), Borrowers, and new and existing Applicable Lenders shall execute and deliver such documents and agreements (including legal opinions) as Administrative Agent deems appropriate to evidence or in connection with the increase in and allocations of U.S. Revolver Commitments or Canadian Commitments.  On the effective date of an increase, (i) all outstanding applicable Loans, applicable LC Obligations and other exposures under the U.S. Revolver Commitments or Canadian Commitments shall be reallocated among Applicable Lenders, and settled by the Applicable Agent if necessary, in accordance with Applicable Lenders’ adjusted shares of such U.S. Revolver Commitments or Canadian Commitments and (ii) Borrowers shall pay all fees and expenses incurred in connection with such increase (including any breakage costs).

2.2.         [Intentionally Omitted.]

2.3.         Letter of Credit Facility.

2.3.1.            Issuance of Letters of Credit.  Each Issuing Bank shall issue Letters of Credit (x) for the account of the U.S. Borrowers or their Subsidiaries denominated in U.S. Dollars or (y) for the account of the Canadian Borrower or its Subsidiaries denominated in Canadian Dollars from time to time until 30 days prior to the Applicable Commitment Termination Date on the terms set forth herein, including the following:

(a)           Each Borrower acknowledges that each Issuing Bank’s issuance of any Letter of Credit is conditioned upon such Issuing Bank’s receipt of an LC Application with respect to the requested Letter of Credit, as well as such other instruments and agreements as such Issuing Bank may customarily require for issuance of a letter of credit of similar type and amount.  No Issuing Bank shall have any obligation to issue any Letter of Credit unless (i) such Issuing Bank receives an LC Request and LC Application at least three Business Days prior to the requested date of issuance; (ii) each U.S. LC Condition or Canadian LC Condition, as the case may be, is satisfied; and (iii) if a Defaulting Lender

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

exists, such Lender or Borrowers have entered into arrangements satisfactory to the Applicable Agent and the applicable Issuing Bank to eliminate any Fronting Exposure associated with such Lender.  If, in sufficient time to act, the applicable Issuing Bank receives written notice from Required Lenders that a U.S. LC Condition or Canadian LC Condition, as the case may be, has not been satisfied, such Issuing Bank shall not issue the requested Letter of Credit.  Prior to receipt of any such notice, no Issuing Bank shall be deemed to have knowledge of any failure of U.S. LC Conditions or Canadian LC Conditions.

(b)           Letters of Credit may be requested by a U.S. Borrower or Canadian Borrower to support obligations incurred in the Ordinary Course of Business, or as otherwise approved by the Applicable Agent.  The renewal or extension of any Letter of Credit shall be treated as the issuance of a new Letter of Credit, except that delivery of a new LC Application shall be required at the discretion of the applicable Issuing Bank.

(c)           Borrowers assume all risks of the acts, omissions or misuses of any Letter of Credit by the beneficiary.  In connection with issuance of any Letter of Credit, no Agent, Issuing Bank or Lender shall be responsible for the existence, character, quality, quantity, condition, packing, value or delivery of any goods purported to be represented by any Documents; any differences or variation in the character, quality, quantity, condition, packing, value or delivery of any goods from that expressed in any Documents; the form, validity, sufficiency, accuracy, genuineness or legal effect of any Documents or of any endorsements thereon; the time, place, manner or order in which shipment of goods is made; partial or incomplete shipment of, or failure to ship, any goods referred to in a Letter of Credit or Documents; any deviation from instructions, delay, default or fraud by any shipper or other Person in connection with any goods, shipment or delivery; any breach of contract between a shipper or vendor and a Borrower; errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopy, e-mail, telephone or otherwise; errors in interpretation of technical terms; the misapplication by a beneficiary of any Letter of Credit or the proceeds thereof; or any consequences arising from causes beyond the control of any Issuing Bank, any Agent or any Lender, including any act or omission of a Governmental Authority.  The rights and remedies of each Issuing Bank under the Loan Documents shall be cumulative.  Each Issuing Bank shall be fully subrogated to the rights and remedies of each beneficiary whose claims against Borrowers are discharged with proceeds of any Letter of Credit.

(d)           In connection with its administration of and enforcement of rights or remedies under any Letters of Credit or LC Documents, the applicable Issuing Bank shall be entitled to act, and shall be fully protected in acting, upon any certification, documentation or communication in whatever form believed by such Issuing Bank, in good faith, to be genuine and correct and to have been signed, sent or made by a proper Person.  Each Issuing Bank may consult with and employ legal counsel, accountants and other experts to advise it concerning its obligations, rights and remedies, and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts.  Each Issuing Bank may employ agents and attorneys-in-fact in connection with any matter relating to Letters of Credit or LC Documents, and shall not be liable for the negligence or misconduct of agents and attorneys-in-fact selected with reasonable care.

2.3.2.            Reimbursement; Participations.

(a)           If any Issuing Bank honors any request for payment under a Letter of Credit, the applicable Borrower or Borrowers shall pay to such Issuing Bank, on the same day (“Reimbursement Date”), the amount paid by such Issuing Bank under such Letter of Credit, together with interest at the interest rate for (i) Base Rate Loans, in the case of Letters of Credit issued in U.S. Dollars and (ii) BA Equivalent Rate Loans, in the case of Letters of Credit issued in Canadian Dollars, from the Reimbursement Date until payment by such Borrower or Borrowers.  The obligation of the applicable Borrower or Borrowers to reimburse Issuing Bank for any payment made under a Letter of Credit shall be

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

absolute, unconditional, irrevocable, and joint and several, and shall be paid without regard to any lack of validity or enforceability of any Letter of Credit or the existence of any claim, setoff, defense or other right that Borrowers may have at any time against the beneficiary.  Regardless of whether Borrower Agent or the Canadian Borrower submits a Notice of Borrowing, the applicable Borrower or Borrowers shall be deemed to have requested a Borrowing of (x) Base Rate Loans, in the case of Letters of Credit issued in U.S. Dollars and (y) BA Equivalent Rate Loans, in the case of Letters of Credit issued in Canadian Dollars, in an amount necessary to pay all amounts due the applicable Issuing Bank on any Reimbursement Date and each U.S. Revolver Lender and Canadian Lender, as the case may be, agrees to fund its Pro Rata share of such Borrowing whether or not the U.S. Revolver Commitments or Canadian Commitments, as the case may be, have terminated, a U.S. Revolver Overadvance or Canadian Overadvance, as the case may be, exists or is created thereby, or the conditions in Section 6 are satisfied.

(b)           (i) In the case of a Letter of Credit issued for the account or benefit of a U.S. Borrower or a Subsidiary of a U.S. Borrower, each U.S. Revolver Lender and (ii) in the case of a Letter of Credit issued for the account or benefit of the Canadian Borrower or a Subsidiary of the Canadian Borrower, each Canadian Lender, hereby irrevocably and unconditionally purchases from the applicable Issuing Bank, without recourse or warranty, an undivided Pro Rata interest and participation in all applicable LC Obligations relating to the Letter of Credit.  Issuing Bank is issuing Letters of Credit in reliance upon this participation.  If any Issuing Bank makes any payment under a Letter of Credit and the applicable Borrower or Borrowers do not reimburse such payment on the Reimbursement Date, the Applicable Agent shall promptly notify the Applicable Lenders and each such Lender shall promptly (within one Business Day) and unconditionally pay to the Applicable Agent, for the benefit of such Issuing Bank, the Lender’s Pro Rata share of such payment.  Upon request by a Lender, the applicable Issuing Bank shall furnish copies of any Letters of Credit and LC Documents in its possession at such time.

(c)           The obligation of each Lender to make payments to the Applicable Agent for the account of the applicable Issuing Bank in connection with such Issuing Bank’s payment under a Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, setoff, qualification or exception whatsoever, and shall be made in accordance with this Agreement under all circumstances, irrespective of any lack of validity or unenforceability of any Loan Documents; any draft, certificate or other document presented under a Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; any waiver by Issuing Bank of a requirement that exists for its protection (and not a Borrower’s protection) or that does not materially prejudice a Borrower; any honor of an electronic demand for payment even if a draft is required; any payment of an item presented after a Letter of Credit’s expiration date if authorized by the UCC or applicable customs or practices; or any setoff or defense that any Obligor may have with respect to any Obligations.  No Issuing Bank assumes any responsibility for any failure or delay in performance or any breach by any Borrower or other Person of any obligations under any LC Documents.  No Issuing Bank makes to Lenders any express or implied warranty, representation or guaranty with respect to the Collateral, LC Documents or any Obligor.  No Issuing Bank shall be responsible to any Lender for any recitals, statements, information, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of any LC Documents; the validity, genuineness, enforceability, collectibility, value or sufficiency of any Collateral or the perfection of any Lien therein; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Obligor.

(d)           No Issuing Bank Indemnitee shall be liable to any Lender or other Person for any action taken or omitted to be taken in connection with any Letter of Credit or LC Document except as a result of its gross negligence or willful misconduct.  Issuing Bank may refrain from taking any action

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

with respect to a Letter of Credit until it receives written instructions (and in its discretion, appropriate assurances) from the Lenders.

2.3.3.            Cash Collateral.  If any LC Obligations, whether or not then due or payable, shall for any reason be outstanding at any time (a) that an Event of Default exists, (b) that U.S. Revolver Availability or Canadian Availability, as the case may be, is less than zero, (c) after the Applicable Commitment Termination Date, or (d) within five (5) Business Days prior to the Applicable Termination Date, then the applicable Borrower or Borrowers shall, at the applicable Issuing Bank’s or the Applicable Agent’s request, Cash Collateralize the stated amount of all outstanding Letters of Credit issued for the account or benefit of such Borrower or Borrowers and pay to each applicable Issuing Bank the amount of all other outstanding LC Obligations of such Borrower or Borrowers owed to such Issuing Bank.  The applicable Borrower or Borrowers shall, on demand by the applicable Issuing Bank or the Applicable Agent from time to time, Cash Collateralize the Fronting Exposure of any Defaulting Lender that has not been Cash Collateralized by such Defaulting Lender.  If any Borrower fails to provide any Cash Collateral as required hereunder, the Applicable Lenders may (and shall upon direction of the Applicable Agent) advance, as U.S. Revolver Loans or Canadian Loans, as the case may be, the amount of the Cash Collateral required (whether or not the U.S. Revolver Commitments or Canadian Commitments, as the case may be, have terminated, a U.S. Revolver Overadvance or Canadian Overadvance, as the case may be, exists or the conditions in Section 6 are satisfied).

2.3.4.            Resignation of Issuing Banks.  Any Issuing Bank may resign at any time upon notice to the Applicable Agent and the applicable Borrower or Borrowers.  On and after the effective date of such resignation, such Issuing Bank shall have no obligation to issue, amend, renew, extend or otherwise modify any Letter of Credit, but shall continue to have all rights and other obligations of an Issuing Bank hereunder relating to any Letter of Credit issued by such Issuing Bank prior to such date.  The Applicable Agent shall promptly appoint a replacement Issuing Bank, which, as long as no Default or Event of Default exists, shall be reasonably acceptable to the applicable Borrower or Borrowers.

SECTION 3.        INTEREST, FEES AND CHARGES

3.1.         Interest.

3.1.1.            Rates and Payment of Interest.

(a)           The Obligations shall bear interest (i) if a Base Rate Loan, at the Base Rate in effect from time to time, plus the Applicable Margin; (ii) if a Canadian Prime Rate Loan, at the Canadian Prime Rate in effect from time to time, plus the Applicable Margin; (iii) if a LIBOR Loan, at LIBOR for the applicable Interest Period, plus the Applicable Margin; (iv) if a BA Equivalent Rate Loan, at the BA Equivalent Rate for the applicable Interest Period, plus the Applicable Margin; and (v) if any other Obligation (including, to the extent permitted by law, interest not paid when due), at the Applicable Floating Rate in effect from time to time, plus the Applicable Margin.  Interest shall accrue from the date the Loan is advanced or the Obligation is incurred or payable, until paid by the applicable Borrower or Borrowers.  If a Loan is repaid on the same day made, one day’s interest shall accrue.

(b)           During an Insolvency Proceeding with respect to any Borrower, or during any other Event of Default if Administrative Agent or Required Lenders in their discretion so elect, Obligations shall bear interest at the Default Rate (whether before or after any judgment).  Each Borrower acknowledges that the cost and expense to Agents and Lenders due to an Event of Default are difficult to ascertain and that the Default Rate is fair and reasonable compensation for this.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(c)           Interest accrued on the Loans shall be due and payable in arrears, (i) (x) with respect to any Applicable Offered Rate Loan, the last day of the Interest Period applicable to such Loan; provided, however, that if any Interest Period for an Applicable Offered Rate Loan exceeds three (3) months, interest accrued on such Loan shall also be due and payable on the respective dates that fall every three (3) months after the beginning of such Interest Period and (y) with respect any Applicable Floating Rate Loan, on the first day of each month; (ii) on any date of prepayment, with respect to the principal amount of Loans being prepaid; and (iii) on the Applicable Commitment Termination Date.  Interest accrued on any other Obligations shall be due and payable as provided in the Loan Documents and, if no payment date is specified, shall be due and payable on demand.  Notwithstanding the foregoing, interest accrued at the Default Rate shall be due and payable on demand.

3.1.2.            Application of Applicable Offered Rate to Outstanding Loans.

(a)           Borrowers may on any Business Day, subject to delivery of a Notice of Conversion/Continuation, elect to convert any portion of Base Rate Loans to, or to continue any Applicable Offered Rate Loan at the end of its Interest Period as, an Applicable Offered Rate Loan.  During any Default or Event of Default, the Administrative Agent may (and shall at the direction of Required Lenders) declare that no Loan may be made, converted or continued as an Applicable Offered Rate Loan.

(b)           Whenever Borrowers desire to convert or continue Loans as Applicable Offered Rate Loans, Borrower Agent or the Canadian Borrower, as the case may be, shall give Administrative Agent or the Canadian Agent, as the case may be, a Notice of Conversion/Continuation, no later than 11:00 a.m. at least three Business Days before the requested conversion or continuation date.  Promptly after receiving any such notice, the Applicable Agent shall notify each Applicable Lender thereof.  Each Notice of Conversion/Continuation shall be irrevocable, and shall specify the amount of Loans to be converted or continued, the conversion or continuation date (which shall be a Business Day), and the duration of the Interest Period (which shall be deemed to be 30 days if not specified).  If, upon the expiration of any Interest Period in respect of any Applicable Offered Rate Loans, (i) Borrower Agent shall have failed to deliver a Notice of Conversion/Continuation, it shall be deemed to have elected to convert such Loans into Base Rate Loans and (ii) the Canadian Borrower shall have failed to deliver a Notice of Conversion/Continuation, it shall be deemed to have elected to continue such Loan as a BA Equivalent Rate Loan with an Interest Period of one month.  Administrative Agent does not warrant or accept responsibility for, nor shall it have any liability with respect to, administration, submission or any other matter related to any rate described in the definition of LIBOR.

3.1.3.            Interest Periods.  In connection with the making, conversion or continuation of any Applicable Offered Rate Loans, Borrower Agent or the Canadian Borrower, as the case may be, shall select an interest period (“Interest Period”) to apply, which interest period shall be a period of one month, two months, three months, six months or, with the approval of all affected Lenders, nine months; provided, however, that:

(a)           the Interest Period shall commence on the date the Loan is made or continued as, or converted into, an Applicable Offered Rate Loan, and shall expire on the numerically corresponding day in the applicable calendar month at its end;

(b)           if any Interest Period commences on a day for which there is no corresponding day in the applicable calendar month at its end or if such corresponding day falls after the last Business Day of such month, then the Interest Period shall expire on the last Business Day of such month; and if any Interest Period would otherwise expire on a day that is not a Business Day, the period shall expire on the next Business Day; and

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(c)           no Interest Period shall extend beyond the Applicable Termination Date.

3.1.4.            Interest Rate Not Ascertainable.  If the Applicable Agent shall determine that on any date for determining LIBOR or the BA Equivalent Rate, adequate and fair means do not exist for ascertaining such rate on the basis provided herein, then the Applicable Agent shall immediately notify the applicable Borrower or Borrowers of such determination.  Until the Applicable Agent notifies the applicable Borrower or Borrowers that such circumstance no longer exists, the obligation of the Applicable Lenders to make Applicable Offered Rate Loans shall be suspended, and no further Loans may be converted into or continued as Applicable Offered Rate Loans.

3.2.         Fees.

3.2.1.            Unused Line Fees.

(a)           U.S. Borrowers shall pay to Administrative Agent, for the Pro Rata benefit of U.S. Revolver Lenders, a fee equal to the Unused Line Fee Rate times the amount by which the U.S. Revolver Commitments exceed the average daily Total U.S. Revolver Outstandings during any Fiscal Quarter.  Such fee shall be payable in arrears, on the first day of each calendar quarter and on the U.S. Revolver Commitment Termination Date.  For the avoidance of doubt, the outstanding amount of Swingline Loans made to the U.S. Borrowers shall not be counted toward or considered usage of the U.S. Revolver Commitments for purposes of determining the unused line fee.

(b)           Canadian Borrower shall pay to Canadian Agent, for the Pro Rata benefit of Canadian Lenders, a fee equal to the Unused Line Fee Rate times the amount by which the Canadian Commitments exceed the average daily Total Canadian Outstandings during any Fiscal Quarter.  Such fee shall be payable in arrears, on the first day of each calendar quarter and on the Canadian Commitment Termination Date.  For the avoidance of doubt, the outstanding amount of Swingline Loans made to the Canadian Borrower shall not be counted toward or considered usage of the Canadian Commitments for purposes of determining the unused line fee.

3.2.2.            LC Facility Fees.  The applicable Borrower or Borrowers shall pay (a) to the Applicable Agent, for the Pro Rata benefit of the Applicable Lenders, a fee equal to the Applicable Margin in effect for Applicable Offered Rate Loans times the average daily stated amount of Letters of Credit issued for the account or benefit of such Borrower or Borrowers, which fee shall be payable monthly in arrears, on the first day of each month; (b) to the applicable Issuing Bank, for its own account, a fronting fee equal to 0.125% per annum on the stated amount of each Letter of Credit issued by it for the account or benefit of such Borrower or Borrowers (or such other amount as may be mutually agreed by such Borrower(s) and such Issuing Bank), which fee shall be payable monthly in arrears, on the first day of each month; and (c) to the applicable Issuing Bank, for its own account, all customary charges associated with the issuance, amending, negotiating, payment, processing, transfer and administration of Letters of Credit issued for the account or benefit of such Borrower or Borrowers, which charges shall be paid as and when incurred.  During an Event of Default, the fee payable under clause (a) shall, subject to the Interest Act (Canada), be increased by 2% per annum.

3.2.3.            Administrative Agent Fees.  Borrowers shall pay to the Administrative Agent, for its own account, the fees described in the Fee Letter and any other fee letter executed in connection with this Agreement.

3.3.         Computation of Interest, Fees, Yield Protection.  All computations of interest for Applicable Offered Rate Loans shall be made on the basis of a year of 360 days and actual days elapsed.  All other computations of interest, as well as fees and other charges calculated on a per annum basis, shall

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

be computed for the actual days elapsed, based on a year of 365 days.  For the purposes of the Interest Act (Canada), (a) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation (365) and dividing it by the number of days in the deemed year, (b) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (c) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields.  Each determination by any Agent of any interest, fees or interest rate hereunder shall be final, conclusive and binding for all purposes, absent manifest error.  All fees shall be fully earned when due and shall not be subject to rebate, refund or proration.  All fees payable under Section 3.2 are compensation for services and are not intended to be, and to the extent permitted by Applicable Law shall not be deemed to be, interest or any other charge for the use, forbearance or detention of money.  A certificate as to amounts payable by Borrowers under Section 3.4, 3.6, 3.7, 3.9 or 5.9, submitted to Borrower Agent or the Canadian Borrower, as the case may be, by the Applicable Agent or the affected Lender, as applicable, shall be final, conclusive and binding for all purposes, absent manifest error, and the applicable Borrower or Borrowers shall pay such amounts to the appropriate party within 10 days following receipt of the certificate.

3.4.         Reimbursement Obligations.  Borrowers shall reimburse Agents and Lenders for all Extraordinary Expenses.  Borrowers shall also reimburse Agents for all reasonable legal, accounting, appraisal, consulting, and other fees, costs and expenses incurred by them in connection with (a) negotiation and preparation of any Loan Documents, including any amendment or other modification thereof; (b) administration of and actions relating to any Collateral, Loan Documents and transactions contemplated thereby, including (i) any actions taken to perfect or maintain priority of each Agent’s Liens on any Collateral, to maintain any insurance required hereunder or to verify Collateral and (ii) the Platform or any other dedicated agency web page on the internet to distribute to the Lenders and to other investors or potential investors any required documentation and financial information regarding the Loan Documents and the Loans; and (c) subject to the limits of Section 10.1.1(b), each inspection, audit or appraisal with respect to any Obligor or Collateral, whether prepared by any Agent’s personnel or a third party.  Legal, accounting and consulting fees may be charged to Borrowers by Agents’ professionals at their usual and customary hourly rates for similar services, regardless of any reduced or alternative fee billing arrangements that any Agent, any Lender or any of their Affiliates may have with such professionals with respect to this or any other transaction.  Borrowers acknowledge that counsel may provide the Administrative Agent with a benefit, such as a discount, credit or other accommodation, based on counsel’s overall relationship with the Administrative Agent, including fees paid hereunder.  If, for any reason (including inaccurate reporting on financial statements or a Compliance Certificate), it is determined that a higher Applicable Margin should have applied to a period than was actually applied, then the proper margin shall be applied retroactively and Borrowers shall immediately pay to the Applicable Agent, for the Pro Rata benefit of the Applicable Lenders, an amount equal to the difference between the amount of interest and fees that would have accrued using the proper margin and the amount actually paid.  All amounts payable by Borrowers under this Section shall be due on demand.

3.5.         Illegality.  If any Lender determines that any Applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender to perform any of its obligations hereunder to make, maintain, fund or charge applicable interest or fees with respect to any Loans or Letters of Credit, or to determine or charge interest rates based upon any Applicable Offered Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, U.S. Dollars or Canadian Dollars in the London interbank market, any other relevant interbank market or the position of such Lender in such market then, on notice thereof by such Lender to the Applicable Agent, any obligation of such Lender to perform such obligations to make, maintain or fund such Loans or participate in such Letters of Credit (or to charge interest or fees

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

with respect thereto), or to continue Applicable Offered Rate Loans or to convert Base Rate Loans to LIBOR Loans shall be suspended until such Lender notifies the Applicable Agent that the circumstances giving rise to such determination no longer exist.  Upon delivery of such notice, Borrowers shall prepay the applicable Loans, Cash Collateralize the applicable LC Obligations or, in the case of the U.S. Borrowers and if applicable, convert all LIBOR Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Base Rate Loans.  Upon any such prepayment or conversion, Borrowers shall also pay accrued interest on the amount so prepaid or converted.

3.6.         Inability to Determine Rates.  The Applicable Agent will promptly notify Borrower Agent and Lenders if, in connection with any request for a Borrowing of, or conversion to or continuation of, an Applicable Offered Rate Loan (a) such Agent determines that (i) deposits (whether in U.S. Dollars or Canadian Dollars) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Loan, or (ii) adequate and reasonable means do not exist for determining LIBOR or the BA Equivalent Rate for the requested Interest Period, or (b) such Agent or Required Lenders determine for any reason that LIBOR or the BA Equivalent Rate for the requested Interest Period does not adequately and fairly reflect the cost to such Lenders of funding such Loan.  Thereafter, the obligation of the Applicable Lenders to make or maintain LIBOR Loans or BA Equivalent Rate Loans, as the case may be, shall be suspended until the Applicable Agent (upon instruction by Required Lenders) withdraws such notice.  Upon receipt of such notice, Borrower Agent or the Canadian Borrower, as the case may be, may revoke any pending request for a Borrowing of, conversion to or continuation of an Applicable Offered Rate Loan (and, in the case of the revocation of a request for a continuation of a BA Equivalent Rate Loan, the Canadian Borrower shall prepay such BA Equivalent Rate Loan) or, failing that, solely with respect to the Borrower Agent, the Borrower Agent will be deemed to have submitted a request for a Base Rate Loan.

3.7.         Increased Costs; Capital Adequacy.

3.7.1.            Increased Costs Generally.  If any Change in Law shall:

(a)           impose, modify or deem applicable any reserve, liquidity, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in LIBOR) or any Issuing Bank;

(b)           subject any Recipient to Taxes (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and (iii) Connection Income Taxes) with respect to any Loan, Letter of Credit, U.S. Revolver Commitment, Canadian Commitment or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(c)           impose on any Lender, any Issuing Bank or any interbank market any other condition, cost or expense affecting any Loan, Loan Document, Letter of Credit, participation in LC Obligations, or U.S. Revolver Commitment or Canadian Commitment;

and the result thereof shall be to increase the cost to such Lender of making or maintaining any Loan, U.S. Revolver Commitment or Canadian Commitment, or converting to or continuing any interest option for a Loan, or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

such Issuing Bank, the applicable Borrower or Borrowers will pay to such Lender or such Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as applicable, for such additional costs incurred or reduction suffered.

3.7.2.            Capital Requirements.  If any Lender or any Issuing Bank determines that any Change in Law affecting such Lender or such Issuing Bank or any Lending Office of such Lender or such Lender’s or such Issuing Bank’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s, such Issuing Bank’s or such holding company’s capital as a consequence of this Agreement, or such Lender’s or such Issuing Bank’s U.S. Revolver Commitments, Canadian Commitments, Loans, Letters of Credit or participations in LC Obligations, to a level below that which such Lender, such Issuing Bank or such holding company could have achieved but for such Change in Law (taking into consideration such Lender’s, such Issuing Bank’s and such holding company’s policies with respect to capital adequacy), then from time to time the applicable Borrower or Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate it or its holding company for any such reduction suffered.

3.7.3.            Compensation.  Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of its right to demand such compensation, but Borrowers shall not be required to compensate a Lender or an Issuing Bank for any increased costs incurred or reductions suffered more than nine months prior to the date that the Lender or the Issuing Bank notifies Borrower Agent or the Canadian Borrower, as the case may be, of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

3.8.         Mitigation.  If any Lender gives a notice under Section 3.5 or requests compensation under Section 3.7, or if any Borrower is required to pay additional amounts with respect to a Lender under Section 5.9, then such Lender shall use reasonable efforts to designate a different Lending Office or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (a) would eliminate the need for such notice or reduce amounts payable or to be withheld in the future, as applicable; and (b) would not subject the Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to it or unlawful.  Borrowers shall pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

3.9.         Funding Losses.  If for any reason (other than default by a Lender) (a) any Borrowing of, or conversion to or continuation of, an Applicable Offered Rate Loan does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn), (b) any repayment or conversion of an Applicable Offered Rate Loan occurs on a day other than the end of its Interest Period, (c) the applicable Borrower or Borrowers fail to repay an Applicable Offered Rate Loan when required hereunder, or (d) a Lender (other than a Defaulting Lender) is required to assign an Applicable Offered Rate Loan prior to the end of its Interest Period pursuant to Section 13.4, then the applicable Borrower or Borrowers shall pay to the Applicable Agent its customary administrative charge and to each Applicable Lender all resulting losses and expenses, including loss of anticipated profits and any loss or expense arising from liquidation or redeployment of funds or from fees payable to terminate deposits of matching funds.  Lenders shall not be required to purchase U.S. Dollar or Canadian Dollar deposits in any interbank or offshore U.S. Dollar or Canadian Dollar market to fund any Applicable Offered Rate Loan, but this Section shall apply as if each Lender had purchased such deposits.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

3.10.       Maximum Interest.  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by Applicable Law (“maximum rate”).  If any Agent or any Lender shall receive interest in an amount that exceeds the maximum rate, the excess interest shall be applied to the principal of the Obligations or, if it exceeds such unpaid principal, refunded to Borrowers.  In determining whether the interest contracted for, charged or received by an Agent or a Lender exceeds the maximum rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee or premium rather than interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.  In addition to the foregoing, if any provision of this Agreement or of any of the other Loan Documents would obligate the Canadian Borrower or any other Obligor to make any payment of “interest” (as defined in Section 347 (the “Criminal Code Section”) of the Criminal Code (Canada)) or other amount payable to any Canadian Lender in an amount or calculated at a rate that would exceed the effective annual rate of interest lawfully permitted under the Criminal Code Section on the “credit advanced” (as defined in the Criminal Code Section) or would otherwise be prohibited by law or would result in a receipt by such Canadian Lender of “interest” at a “criminal rate” (as such terms are defined in the Criminal Code Section) then, notwithstanding such provisions, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by such Canadian Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (i) first, by reducing the amount or rate of interest required to be paid to such Canadian Lender under this Agreement, and (ii) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to such Canadian Lender which would constitute “interest” for purposes of the Criminal Code Section.  Any amount or rate of interest referred to in this Agreement shall be determined in accordance with GAAP as an effective annual rate of interest over the term that the applicable Loan remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of “interest” under the Criminal Code Section shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the Closing Date to the Applicable Termination Date and, in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by Applicable Agent shall be conclusive, absent manifest error, for the purposes of such determination.

SECTION 4.        LOAN ADMINISTRATION

4.1.         Manner of Borrowing and Funding Loans.

4.1.1.            Notice of Borrowing.

(a)           Whenever (x) U.S. Borrowers desire funding of a Borrowing of U.S. Revolver Loans, Borrower Agent shall give Administrative Agent, and (y) Canadian Borrower desires funding of a Borrowing of Canadian Loans, Canadian Borrower shall give Canadian Agent, a Notice of Borrowing.  Such notice must be received by the Applicable Agent no later than 11:00 a.m. (i) on the Business Day of the requested funding date, in the case of Base Rate Loans, and (ii) at least three Business Days prior to the requested funding date, in the case of Applicable Offered Rate Loans.  Notices received after 11:00 a.m. shall be deemed received on the next Business Day.  Each Notice of Borrowing shall be irrevocable and shall specify (A) the amount of the Borrowing, (B) the requested funding date (which must be a Business Day), (C) whether the Borrowing is to be made as Base Rate Loans or LIBOR Loans, in the case of U.S. Revolver Loans, and (D) in the case of LIBOR Loans or BA Equivalent Rate Loans, the duration of the applicable Interest Period (which shall be deemed to be one month if not specified).

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(b)                                 Unless payment is otherwise timely made by Borrowers, the becoming due of any Obligations (whether principal, interest, fees or other charges, including Extraordinary Expenses, LC Obligations, Cash Collateral and Secured Bank Product Obligations) shall be deemed to be a request for Base Rate Loans on the due date, in the amount of such Obligations.  The proceeds of such Loans shall be disbursed as direct payment of the relevant Obligation.  In addition, the Applicable Agent may, at its option, charge such Obligations against any operating, investment or other account of a U.S. Borrower or Canadian Borrower, as the case may be, maintained with such Agent or any of its Affiliates.

(c)                                  If any Borrower maintains any disbursement account with any Agent or any Affiliate of any Agent, then presentation for payment of any Payment Item when there are insufficient funds to cover it shall be deemed to be a request for a Base Rate Loan, in the case of the U.S. Borrowers, or a BA Equivalent Rate Loan, in the case of the Canadian Borrower, on the date of such presentation, in the amount of the Payment Item.  The proceeds of such Loan may be disbursed directly to the disbursement account.

4.1.2.                                     Fundings by Lenders.  Each Applicable Lender shall timely honor its U.S. Revolver Commitment or Canadian Commitment, as the case may be, by funding its Pro Rata share of each Borrowing of Loans that is properly requested hereunder.  Except for Borrowings to be made as Swingline Loans, the Applicable Agent shall endeavor to notify the Applicable Lenders of each Notice of Borrowing (or deemed request for a Borrowing) by 12:00 noon on the proposed funding date for Base Rate Loans or by 3:00 p.m. at least two Business Days before any proposed funding of Applicable Offered Rate Loans.  Each Applicable Lender shall fund to the Applicable Agent such Lender’s Pro Rata share of the Borrowing to the account specified by the Applicable Agent in immediately available funds not later than 2:00 p.m. on the requested funding date, unless the Applicable Agent’s notice is received after the times provided above, in which case the Applicable Lender shall fund its Pro Rata share by 11:00 a.m. on the next Business Day.  Subject to its receipt of such amounts from the Applicable Lenders, the Applicable Agent shall disburse the proceeds of the Loans as directed by Borrower Agent or the Canadian Borrower, as the case may be.  Unless the Applicable Agent shall have received (in sufficient time to act) written notice from a Lender that it does not intend to fund its Pro Rata share of a Borrowing, the Applicable Agent may assume that such Lender has deposited or promptly will deposit its share with such Agent, and such Agent may disburse a corresponding amount to U.S. Borrowers or the Canadian Borrower, as the case may be.  If a Lender’s share of any Borrowing or of any settlement pursuant to Section 4.1.3(b) is not received by the Applicable Agent, then the applicable Borrower or Borrowers agree to repay to the Applicable Agent on demand the amount of such share, together with interest thereon from the date disbursed until repaid, at the rate applicable to the Borrowing.  Subject to Section 3.8, a Lender or Issuing Bank may fulfill its obligations under Loan Documents through one or more Lending Offices, and this shall not affect any obligation of Obligors under the Loan Documents or with respect to any Obligations.

4.1.3.                                     Swingline Loans; Settlement.

(a)                                 The Administrative Agent may, in its discretion, advance Swingline Loans to the U.S. Borrowers, up to an aggregate outstanding amount equal to U.S.$45,000,000, and the Canadian Agent may, but shall not be obligated to, advance Swingline Loans to the Canadian Borrower, up to an aggregate outstanding amount equal to U.S.$3,500,000, unless, in either case, the funding is specifically required to be made by the Canadian Lenders hereunder and, provided, that the aggregate outstanding amount of all Swingline Loans shall not exceed U.S.$45,000,000 at any time.  Each Swingline Loan to the U.S. Borrowers shall constitute a Base Rate Loan and each Swingline Loan to the Canadian Borrower shall constitute a Canadian Prime Rate Loan for all purposes, except that payments thereon shall be made to the Applicable Agent for its own account until Lenders have funded their participations therein as

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

provided below.  The obligation of Borrowers to repay Swingline Loans shall be evidenced by the records of the Applicable Agent and need not be evidenced by any promissory note.

(b)                                 Settlement among the Applicable Lenders and the Applicable Agent with respect to Swingline Loans and other Loans shall take place on a date determined from time to time by such Agent (but at least weekly), on a Pro Rata basis in accordance with the Settlement Report delivered by the Applicable Agent to the Applicable Lenders.  Between settlement dates, the Applicable Agent may in its discretion apply payments on Loans to Swingline Loans, regardless of any designation by any Borrower or any provision herein to the contrary.  Each Lender hereby purchases, without recourse or warranty, an undivided Pro Rata participation in all Swingline Loans outstanding from time to time until settled.  If a Swingline Loan cannot be settled among Lenders, whether due to an Obligor’s Insolvency Proceeding or for any other reason, each Lender shall pay the amount of its participation in the Loan to the Applicable Agent, in immediately available funds, within one Business Day after the Applicable Agent’s request therefor.  Lenders’ obligations to make settlements and to fund participations are absolute, irrevocable and unconditional, without offset, counterclaim or other defense, and whether or not the U.S. Revolver Commitments or Canadian Commitments, as the case may be, have terminated, a U.S. Revolver Overadvance or Canadian Overadvance exists or the conditions in Section 6 are satisfied.

4.1.4.                                     Notices.  Borrowers may request, convert or continue Loans, select interest rates, and transfer funds based on telephonic or e-mailed instructions to the Applicable Agent.  Borrowers shall confirm each such request by prompt delivery to the Applicable Agent of a Notice of Borrowing or Notice of Conversion/Continuation, if applicable, but if such notice differs materially from the action taken by the Applicable Agent or the Applicable Lenders pursuant to the telephonic or e-mailed instructions from Borrowers, the records of such Agent and such Lenders shall govern.  No Agent or Lender shall have any liability for any loss suffered by a Borrower as a result of any Agent or any Lender acting upon its understanding of telephonic or e-mailed instructions from a person believed in good faith by any Agent or any Lender to be a person authorized to give such instructions on a Borrower’s behalf.

4.2.                            Defaulting Lender.

4.2.1.                                     Reallocation of Pro Rata Share; Amendments.  For purposes of determining Lenders’ obligations or rights to fund, participate in or receive collections with respect to Loans and Letters of Credit (including existing Swingline Loans, Protective Advances and LC Obligations), each Agent may exclude the U.S. Revolver Commitments, Canadian Commitments and Loans of a Defaulting Lender from the calculation of Pro Rata shares, it being understood, for the avoidance of doubt, that any such calculation relating to a Non-Defaulting Lender’s obligations to fund and participate in respect of Loans and Letters of Credit shall not cause (a) the U.S. Revolver Loans and participation in U.S. LC Obligations of any such Non-Defaulting Lender that is a U.S. Revolver Lender to exceed such Non-Defaulting Lender’s U.S. Revolver Commitment, or (b) the Canadian Loans and participation in Canadian LC Obligations of any such Non-Defaulting Lender that is a Canadian Lender to exceed such Non-Defaulting Lender’s Canadian Commitment.  A Defaulting Lender shall have no right to vote on any amendment, waiver or other modification of a Loan Document, except as provided in Section 14.1.1(c).

4.2.2.                                     Payments; Fees.  Each Agent may, in its discretion, receive and retain any amounts payable to a Defaulting Lender under the Loan Documents, and a Defaulting Lender shall be deemed to have assigned to such Agent such amounts until all Obligations owing to such Agent, non-Defaulting Lenders and other Secured Parties have been paid in full.  Each Agent may apply such amounts to the Defaulting Lender’s defaulted obligations, use the funds to Cash Collateralize such Lender’s Fronting Exposure, or readvance the amounts to Borrowers hereunder.  A Lender shall not be entitled to receive any fees accruing hereunder during the period in which it is a Defaulting Lender, and the unfunded portion of its U.S. Revolver Commitment and/or Canadian Commitment shall be

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

disregarded for purposes of calculating the unused line fee under Section 3.2.1.  To the extent any LC Obligations owing to a Defaulting Lender are reallocated to other Lenders, Letter of Credit fees attributable to such LC Obligations under Section 3.2.2 shall be paid to such other Lenders.  The Applicable Agent shall be paid all Letter of Credit fees attributable to LC Obligations that are not so reallocated.

4.2.3.                                     Reallocation of Pro Rata Shares to Reduce Fronting Exposure.  All or any part of such Defaulting Lender’s participation in LC Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata shares (calculated without regard to such Defaulting Lender’s U.S. Revolver Commitment and/or Canadian Commitment, as applicable) but only to the extent that (a) the conditions set forth in Section 6.2 are satisfied at the time of such reallocation (and, unless the Borrower Agent shall have otherwise notified the Administrative Agent at such time, the Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (b) such reallocation does not cause (i) the U.S. Revolver Loans and participation in U.S. LC Obligations of any Non-Defaulting Lender that is a U.S. Revolver Lender to exceed such Non-Defaulting Lender’s U.S. Revolver Commitment, or (ii) the Canadian Loans and participation in Canadian LC Obligations of any Non-Defaulting Lender that is a Canadian Lender to exceed such Non-Defaulting Lender’s Canadian Commitment.  No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

4.2.4.                                     Cash Collateral, Repayment of Swingline Loans.  If the reallocation described in Section 4.2.3 above cannot, or can only partially, be effected, the Borrowers shall, subject to Section 4.5, without prejudice to any right or remedy available to them hereunder or under Applicable Law, (a) first, prepay Swingline Loans in an amount equal to the Fronting Exposure of the Lenders holding Swingline Loans and (b) second, Cash Collateralize the Issuing Banks’ Fronting Exposure in accordance with the procedures set forth in Section 2.3.3.

4.2.5.                                     Status; Cure.  The Applicable Agent may determine in its discretion that a Lender constitutes a Defaulting Lender and the effective date of such status shall be conclusive and binding on all parties, absent manifest error.  Borrowers, the Applicable Agent and the applicable Issuing Bank may agree in writing that a Lender is no longer a Defaulting Lender, whereupon Pro Rata shares shall be reallocated without exclusion of the reinstated Lender’s U.S. Revolver Commitments, Canadian Commitments and Loans, and all outstanding Loans, LC Obligations and other exposures under the U.S. Revolver Commitments and Canadian Commitments shall be reallocated among the Applicable Lenders and settled by the Applicable Agent (with appropriate payments by the reinstated Lender, including payment of any breakage costs for reallocated LIBOR Loans) in accordance with the readjusted Pro Rata shares.  Unless expressly agreed by Borrowers, the Applicable Agent and the applicable Issuing Bank, no reallocation of Commitments and Loans to non-Defaulting Lenders and no reinstatement of a Defaulting Lender shall constitute a waiver or release of claims against such Lender.  The failure of any Lender to fund a Loan, to make a payment in respect of LC Obligations or otherwise to perform its obligations hereunder shall not relieve any other Lender of its obligations, and no Lender shall be responsible for default by another Lender.

4.3.                            Number and Amount of Applicable Offered Rate Loans; Determination of Rate.  Each Borrowing of Applicable Offered Rate Loans when made shall be in a minimum amount of U.S.$1,000,000, plus any increment of U.S.$1,000,000 in excess thereof.  No more than 16 Borrowings of Applicable Offered Rate Loans may be outstanding at any time, and all Applicable Offered Rate Loans having the same length and beginning date of their Interest Periods shall be aggregated together and considered one Borrowing for this purpose.  Upon determining LIBOR or the BA Equivalent Rate, as the

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

case may be, for any Interest Period requested by U.S. Borrowers or the Canadian Borrower, as the case may be, the Applicable Agent shall promptly notify the applicable Borrower or Borrowers thereof by telephone or electronically and, if requested by such Borrower or Borrowers, shall confirm any telephonic notice in writing.

4.4.                            Borrower Agent.  Each Borrower hereby designates UNFI (“Borrower Agent”) as its representative and agent for all purposes under the Loan Documents, including requests for Loans and Letters of Credit, designation of interest rates, delivery or receipt of communications, preparation and delivery of Borrowing Base Certificates and financial reports, receipt and payment of Obligations, requests for waivers, amendments or other accommodations, actions under the Loan Documents (including in respect of compliance with covenants), and all other dealings with any Agent, any Issuing Bank or any Lender.  Borrower Agent hereby accepts such appointment.  Each Agent and Lenders shall be entitled to rely upon, and shall be fully protected in relying upon, any notice or communication (including any notice of borrowing) delivered by Borrower Agent on behalf of any Borrower.  Each Agent and Lenders may give any notice or communication with a Borrower hereunder to Borrower Agent on behalf of such Borrower.  Each Agent, Issuing Bank and Lender shall have the right, in its discretion, to deal exclusively with Borrower Agent for any or all purposes under the Loan Documents.  Each Borrower agrees that any notice, election, communication, representation, agreement or undertaking made on its behalf by Borrower Agent shall be binding upon and enforceable against it.

4.5.                            One Obligation; Limitation on Obligations of Canadian Borrower.  The Loans, LC Obligations and other Obligations constitute one general obligation of U.S. Borrowers and are secured by the Applicable Agent’s Lien on all Collateral; provided, however, that each Agent and each Lender shall be deemed to be a creditor of, and the holder of a separate claim against, each U.S. Borrower to the extent of any Obligations jointly or severally owed by such U.S. Borrower.  The Canadian Loans, Canadian LC Obligations and other Canadian Obligations constitute one general obligation of the Canadian Borrower and are secured by Canadian Agent’s Lien on all Collateral owned by Canadian Borrower.  Notwithstanding anything set forth in this Agreement or any other Loan Document to the contrary, the Canadian Borrower shall not at any time be liable, directly or indirectly, for any portion of the Obligations other than the Canadian Obligations.

4.6.                            Effect of Termination.  On the effective date of any termination of the Aggregate Commitments, all Obligations shall be immediately due and payable, and each Secured Bank Product Provider may terminate its Bank Products in accordance with the terms thereof.  Until Full Payment of the Obligations, all undertakings of Borrowers contained in the Loan Documents shall continue, and the Applicable Agent shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents.  No Agent shall be required to terminate its Liens unless it receives Cash Collateral or a written agreement, in each case satisfactory to it, protecting Agents and Lenders from the dishonor or return of any Payment Items previously applied to the Obligations.  Sections 3.4, 3.7, 3.9, 5.5, 5.9, 5.10, 12, 14.2, this Section, and each indemnity or waiver given by an Obligor or Lender in any Loan Document, shall survive Full Payment of the Obligations.

SECTION 5.                         PAYMENTS

5.1.                            General Payment Provisions.  Except with respect to principal of and interest on Loans denominated in Canadian Dollars, all payments of Obligations shall be made in U.S. Dollars, without offset, counterclaim or defense of any kind, free of (and without deduction for) any Taxes, except as required by Applicable Law, and in immediately available funds, not later than 12:00 noon on the due date.  If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.  Except as otherwise expressly provided herein, all

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

payments by the Borrowers hereunder with respect to principal and interest on Loans denominated in Canadian Dollars shall be made to the Canadian Agent, for the account of the Applicable Lenders to which such payment is owed, in Canadian Dollars in immediately available funds, not later than 12:00 noon on the due date.  Any payment after such time shall be deemed made on the next Business Day.  Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States.  If, for any reason, any Borrower is prohibited by any law from making any required payment hereunder in Canadian Dollars, such Borrower shall make such payment in U.S. Dollars in the U.S. Dollar Equivalent of the Canadian Dollar payment amount.   Any payment of an Applicable Offered Rate Loan prior to the end of its Interest Period shall be accompanied by all amounts due under Section 3.9.  Any prepayment of Loans shall be applied first to Applicable Floating Rate Loans and then to Applicable Offered Rate Loans.

5.2.                            Repayment of Loans.  Loans shall be due and payable in full on the Applicable Termination Date, unless payment is sooner required hereunder.  Loans may be prepaid from time to time, without penalty or premium.  Notwithstanding anything herein to the contrary, if a U.S. Revolver Overadvance or a Canadian Overadvance exists, U.S. Borrowers or Canadian Borrower, as the case may be, shall, on the sooner of the Applicable Agent’s demand or the first Business Day after any U.S. Borrower or the Canadian Borrower, as the case may be, has knowledge thereof, repay the outstanding applicable Loans in an amount sufficient to reduce the Total U.S. Revolver Outstandings or the Total Canadian Outstandings, as the case may be, to the U.S. Revolver Borrowing Base or the Canadian Borrowing Base, as the case may be.

5.3.                            [Intentionally Omitted.]

5.4.                            Payment of Other Obligations.  Obligations other than Loans, including LC Obligations and Extraordinary Expenses, shall be paid by Borrowers (subject to Section 4.5) as provided in the Loan Documents or, if no payment date is specified, on demand made to the applicable Borrowers.

5.5.                            Marshaling; Payments Set Aside.  None of Agents or Lenders shall be under any obligation to marshal any assets in favor of any Obligor or against any Obligations.  If any payment by or on behalf of Borrowers is made to any Agent, any Issuing Bank or any Lender, or any Agent, any Issuing Bank or any Lender exercises a right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent, such Issuing Bank or such Lender in its discretion) to be repaid to a trustee, receiver or any other Person, then to the extent of such recovery, the Obligation originally intended to be satisfied, and all Liens, rights and remedies relating thereto, shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred.

5.6.                            Application and Allocation of Payments.

5.6.1.                                     Application.  Payments made by Borrowers hereunder shall be applied (a) first, as specifically required hereby; (b) second, to Obligations then due and owing; (b) third, to other Obligations specified by Borrowers; and (c) fourth, as determined by the Administrative Agent in its discretion.

5.6.2.                                     Post-Default Allocation.  Notwithstanding anything in any Loan Document to the contrary, during an Event of Default, monies to be applied to the Obligations, whether arising from payments by Obligors, realization on Collateral, setoff or otherwise, shall be allocated, subject to Section 4.5, as follows:

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(a)                                 first, to all fees, indemnification, costs and expenses, including Extraordinary Expenses, owing to any Agent;

(b)                                 second, to all amounts owing to any Agent on Swingline Loans, Overadvances, Protective Advances, and Loans and participations that a Defaulting Lender has failed to settle or fund;

(c)                                  third, to all amounts owing to Issuing Bank;

(d)                                 fourth, to all Obligations (other than Secured Bank Product Obligations) constituting fees, indemnification, costs or expenses owing to Lenders;

(e)                                  fifth, to all Obligations (other than Secured Bank Product Obligations) constituting interest;

(f)                                   sixth, to Cash Collateralize all LC Obligations;

(g)                                  seventh, to all Loans (other than Overadvances and Protective Advances), and to Qualified Secured Bank Product Obligations to the extent a Bank Product Reserve has been established with respect thereto up to and including the amount most recently specified to the Administrative Agent pursuant to the terms hereof, if applicable; and

(h)                                 last, to all other Obligations.

Amounts shall be applied to payment of each category of Obligations only after Full Payment of amounts payable from time to time under all preceding categories.  If amounts are insufficient to satisfy a category, they shall be paid ratably among outstanding Obligations in the category.  Monies and proceeds obtained from an Obligor shall not be applied to its Excluded Swap Obligations, but appropriate adjustments shall be made with respect to amounts obtained from other Obligors to preserve the allocations in any applicable category.  Amounts distributed with respect to any Secured Bank Product Obligations or Qualified Secured Bank Product Obligations shall be the lesser of (i) the maximum Secured Bank Product Obligations or Qualified Secured Bank Product Obligations, as the case may be, last reported to the Administrative Agent, if applicable, and (ii) the actual Secured Bank Product Obligations or Qualified Secured Bank Product Obligations, as the case may be, as calculated by the methodology reported to the Administrative Agent, if applicable, for determining the amount due. The Administrative Agent shall have no obligation to calculate the amount to be distributed with respect to any Secured Bank Product Obligations or Qualified Secured Bank Product Obligations, and may request a reasonably detailed calculation of such amount from the applicable Secured Bank Product Provider.  If the provider fails to deliver the calculation within five days following request, the Administrative Agent may assume the amount is zero.  The allocations set forth in this Section are solely to determine the rights and priorities among Secured Parties, and may be changed by agreement of the affected Secured Parties, without the consent of any Obligor.  This Section is not for the benefit of or enforceable by any Obligor, and each Borrower irrevocably waives the right to direct the application of any payments or Collateral proceeds subject to this Section.

5.6.3.                                     Erroneous Application. No Agent shall be liable for any application of amounts made by it in good faith and, if any such application is subsequently determined to have been made in error, the sole recourse of any Lender or other Person to which such amount should have been made shall be to recover the amount from the Person that actually received it (and, if such amount was received by any Lender, such Lender hereby agrees to return it).

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

5.7.                            Application of Payments.  While a Trigger Event is in effect, the ledger balance in the main Dominion Account for the Obligors (other than the Canadian Borrower) as of the end of a Business Day shall be applied to the Obligations and the ledger balance in the main Dominion Account for the Canadian Borrower as of the end of such Business Day shall be applied to the Canadian Obligations, in each case at the beginning of the next Business Day.  If, as a result of such application, a credit balance exists, the balance shall not accrue interest in favor of U.S. Borrowers or Canadian Borrower, as the case may be, and shall be made available to U.S. Borrowers or Canadian Borrower, as the case may be, as long as no Default or Event of Default exists.  Each Borrower irrevocably waives the right to direct the application of any payments or Collateral proceeds, and agrees that each Agent shall have the continuing, exclusive right to apply and reapply same against the applicable Obligations, in such manner as such Agent deems advisable.

5.8.                            Loan Account; Account Stated.

5.8.1.                                     Loan Account.  The Applicable Agent shall maintain in accordance with its usual and customary practices an account or accounts (“Loan Account”) evidencing the Debt of Borrowers resulting from each Loan or issuance of a Letter of Credit from time to time.  Any failure of such Agent to record anything in the Loan Account, or any error in doing so, shall not limit or otherwise affect the obligation of Borrowers to pay any amount owing hereunder.

5.8.2.                                     Entries Binding.  Entries made in the Loan Account shall constitute presumptive evidence of the information contained therein.  If any information contained in the Loan Account is provided to or inspected by any Person, then such information shall be conclusive and binding on such Person for all purposes absent manifest error, except to the extent such Person notifies the Applicable Agent in writing within 30 days after receipt or inspection that specific information is subject to dispute.

5.9.                            Taxes.

5.9.1.                                     Payments Free of Taxes; Obligation to Withhold; Tax Payment.

(a)                                 All payments of Obligations by Obligors shall be made without deduction or withholding for any Taxes, except as required by Applicable Law.  If Applicable Law (as determined by the Applicable Agent in its good faith discretion) requires the deduction or withholding of any Tax from any such payment by an Agent or an Obligor, then the Applicable Agent or such Obligor shall be entitled to make such deduction or withholding based on information and documentation provided pursuant to Section 5.10.

(b)                                 If any Agent or any Obligor is required by the Code to withhold or deduct Taxes, including backup withholding and withholding taxes, from any payment, then (i) such Agent shall pay the full amount that it determines is to be withheld or deducted to the relevant Governmental Authority pursuant to the Code, and (ii) to the extent the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Obligor shall be increased as necessary so that the Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(c)                                  If any Agent or any Obligor is required by any Applicable Law other than the Code to withhold or deduct Taxes from any payment, then (i) such Agent or such Obligor, to the extent required by Applicable Law, shall timely pay the full amount to be withheld or deducted to the relevant Governmental Authority, and (ii) to the extent the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Obligor shall be increased as necessary so that the

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

5.9.2.                                     Payment of Other Taxes.  Without limiting the foregoing, Borrowers shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the Applicable Agent’s option, timely reimburse such Agent for payment of, any Other Taxes.

5.9.3.                                     Tax Indemnification.

(a)                                 Each Borrower shall indemnify and hold harmless, on a joint and several basis, each Recipient against any Indemnified Taxes (including those imposed or asserted on or attributable to amounts payable under this Section) payable or paid by a Recipient or required to be withheld or deducted from a payment to a Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  Each Borrower shall indemnify and hold harmless the Applicable Agent against any amount that a Lender or Issuing Bank fails for any reason to pay indefeasibly to such Agent as required pursuant to this Section.  Each Borrower shall make payment within ten (10) days after demand for any amount or liability payable under this Section.  A certificate as to the amount of such payment or liability delivered to Borrowers by a Lender or Issuing Bank (with a copy to the Applicable Agent), or by the Applicable Agent on its own behalf or on behalf of any Recipient, shall be conclusive absent manifest error.

(b)                                 Each Lender and Issuing Bank shall indemnify and hold harmless, on a several basis, (i) the Applicable Agent against any Indemnified Taxes attributable to such Lender or Issuing Bank (but only to the extent Borrowers have not already paid or reimbursed such Agent therefor and without limiting Borrowers’ obligation to do so), (ii) Agents and Obligors, as applicable, against any Taxes attributable to such Lender’s failure to maintain a Participant register as required hereunder, and (iii) Agents and Obligors, as applicable, against any Excluded Taxes attributable to such Lender or Issuing Bank, in each case, that are payable or paid by an Agent or an Obligor in connection with any Obligations, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  Each Lender and Issuing Bank shall make payment within ten (10) days after demand for any amount or liability payable under this Section.  A certificate as to the amount of such payment or liability delivered to any Lender or Issuing Bank by the Applicable Agent shall be conclusive absent manifest error.

5.9.4.                                     Evidence of Payments.  If an Agent or an Obligor pays any Taxes pursuant to this Section, then upon request, such Agent shall deliver to Borrower Agent or Borrower Agent shall deliver to such Agent, as applicable, a copy of a receipt issued by the appropriate Governmental Authority evidencing the payment, a copy of any return required by Applicable Law to report the payment, or other evidence of payment reasonably satisfactory to such Agent or Borrower Agent, as applicable.

5.9.5.                                     Treatment of Certain Refunds.  Unless required by Applicable Law, at no time shall any Agent have any obligation to file for or otherwise pursue on behalf of a Lender or Issuing Bank, nor have any obligation to pay to any Lender or Issuing Bank, any refund of Taxes withheld or deducted from funds paid for the account of a Lender or Issuing Bank.  If a Recipient determines in its discretion that it has received a refund of any Taxes as to which it has been indemnified by Borrowers or with respect to which a Borrower has paid additional amounts pursuant to this Section, it shall pay Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrowers with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Borrowers agree, upon request by the Recipient, to repay the amount paid over to Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient if the Recipient is required to repay such refund to the Governmental Authority.  Notwithstanding anything herein to the contrary, no Recipient shall be required to pay any amount to Borrowers if such payment would place the Recipient in a less favorable net after-Tax position than it would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  In no event shall any Agent or any Recipient be required to make its tax returns (or any other information relating to its taxes that it deems confidential) available to any Obligor or other Person.

5.9.6.                                     Survival.  Each party’s obligations under Sections 5.9 and 5.10 shall survive the resignation or replacement of any Agent or any assignment of rights by or replacement of a Lender or Issuing Bank, the termination of the U.S. Revolver Commitments, the Canadian Commitments and the repayment, satisfaction, discharge or Full Payment of any Obligations.

5.10.                     Lender Tax Information.

5.10.1.                              Status of Lenders.  Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments of Obligations shall deliver to Borrowers and the Applicable Agent properly completed and executed documentation reasonably requested by Borrowers or such Agent as will permit such payments to be made without or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by Borrowers or the Applicable Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Borrowers or such Agent to enable them to determine whether such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding the foregoing, such documentation (other than documentation described in Sections 5.10.2(a), (b) and (d)) shall not be required if a Lender reasonably believes delivery of the documentation would subject it to any material unreimbursed cost or expense or would materially prejudice its legal or commercial position.

5.10.2.                              Documentation.  Without limiting the foregoing, if any Borrower is a U.S. Person,

(a)                                 Any Lender that is a U.S. Person shall deliver to Borrowers and the Applicable Agent on or prior to the date on which such Lender becomes a Lender hereunder (and from time to time thereafter upon reasonable request of Borrowers or such Agent), executed originals of IRS Form W-9, certifying that such Lender is exempt from U.S. federal backup withholding Tax;

(b)                                 Any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrowers and the Applicable Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender hereunder (and from time to time thereafter upon reasonable request of Borrowers or such Agent), whichever of the following is applicable:

(i)                                     in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party, (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from or reduction of U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty, and (y) with respect to other payments under the Loan Documents, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from or reduction of U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(ii)                                  executed originals of IRS Form W-8ECI;

(iii)                               in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate in form satisfactory to the Applicable Agent to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (“U.S. Tax Compliance Certificate”), and (y) executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable; or

(iv)                              to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate in form satisfactory to the Applicable Agent, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(c)                                  any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrowers and the Applicable Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender hereunder (and from time to time thereafter upon the reasonable request of Borrowers or such Agent), executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit Borrowers or such Agent to determine the withholding or deduction required to be made; and

(d)                                 if payment of an Obligation to a Lender would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code), such Lender shall deliver to Borrowers and the Applicable Agent at the time(s) prescribed by law and otherwise as reasonably requested by Borrowers or such Agent such documentation prescribed by Applicable Law (including Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrowers or such Agent as may be necessary for them to comply with their obligations under FATCA and to determine that such Lender has complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date hereof.

5.10.3.                              Redelivery of Documentation.  If any form or certification previously delivered by a Lender pursuant to this Section expires or becomes obsolete or inaccurate in any respect, such Lender shall promptly update the form or certification or notify Borrowers and the Applicable Agent in writing of its inability to do so.

5.11.                     Nature and Extent of Each Borrower’s Liability.

5.11.1.                              Joint and Several Liability.  Each U.S. Borrower agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Agents and Secured Parties the prompt payment and performance of, all Obligations, except its Excluded Swap Obligations, and all agreements under the Loan Documents.  Each U.S. Borrower agrees that its guaranty obligations

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

hereunder constitute a continuing guaranty of payment and not of collection, that such obligations shall not be discharged until Full Payment of the Obligations, and that such obligations are absolute and unconditional, irrespective of (a) the genuineness, validity, regularity, enforceability, subordination or any future modification of, or change in, any Obligations or Loan Document, or any other document, instrument or agreement to which any Obligor is or may become a party or be bound; (b) the absence of any action to enforce this Agreement (including this Section) or any other Loan Document, or any waiver, consent or indulgence of any kind by any Agent or any Secured Party with respect thereto; (c) the existence, value or condition of, or failure to perfect a Lien or to preserve rights against, any security or guaranty for the Obligations or any action, or the absence of any action, by any Agent or any Secured Party in respect thereof (including the release of any security or guaranty); (d) the insolvency of any Obligor; (e) any election by any Agent or any Secured Party in an Insolvency Proceeding for the application of Section 1111(b)(2) of the Bankruptcy Code; (f) any borrowing or grant of a Lien by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code or otherwise; (g) the disallowance of any claims of any Agent or any Secured Party against any Obligor for the repayment of any Obligations under Section 502 of the Bankruptcy Code or otherwise; or (h) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, except Full Payment of all Obligations.

5.11.2.                              Waivers.

(a)                                 Each U.S. Borrower expressly waives all rights that it may have now or in the future under any statute, at common law, in equity or otherwise, to compel Agents or Secured Parties to marshal assets or to proceed against any Obligor, other Person or security for the payment or performance of any Obligations before, or as a condition to, proceeding against such Borrower.  Each U.S. Borrower waives all defenses available to a surety, guarantor or accommodation co-obligor other than Full Payment of all Obligations and waives, to the maximum extent permitted by law, any right to revoke any guaranty of any Obligations as long as it is a Borrower.  It is agreed among each U.S. Borrower, Agents and Secured Parties that the provisions of this Section 5.11 are of the essence of the transaction contemplated by the Loan Documents and that, but for such provisions, Agents and Secured Parties would decline to make Loans and issue Letters of Credit.  Each U.S. Borrower acknowledges that its guaranty pursuant to this Section is necessary to the conduct and promotion of its business, and can be expected to benefit such business.

(b)                                 Upon the occurrence and during the continuance of an Event of Default, Agents and Secured Parties may, in their discretion, pursue such rights and remedies as they deem appropriate, including realization upon Collateral by judicial foreclosure or non-judicial sale or enforcement, without affecting any rights and remedies under this Section 5.11.  If, in taking any action in connection with the exercise of any rights or remedies, any Agent or any Secured Party shall forfeit any other rights or remedies, including the right to enter a deficiency judgment against any Borrower or other Person, whether because of any Applicable Laws pertaining to “election of remedies” or otherwise, each U.S. Borrower consents to such action and waives any claim based upon it, even if the action may result in loss of any rights of subrogation that any Borrower might otherwise have had.  Any election of remedies that results in denial or impairment of the right of any Agent or any Secured Party to seek a deficiency judgment against any Borrower shall not impair any U.S. Borrower’s obligation to pay the full amount of the Obligations.  Each U.S. Borrower waives all rights and defenses arising out of an election of remedies, such as nonjudicial foreclosure with respect to any security for the Obligations, even though that election of remedies destroys such Borrower’s rights of subrogation against any other Person.  The Applicable Agent may bid all or a portion of the Obligations at any foreclosure, trustee’s or other sale, including any private sale, and the amount of such bid need not be paid by such Agent but shall be credited against the Obligations.  The amount of the successful bid at any such sale, whether any Agent or any other Person is the successful bidder, shall be conclusively deemed to be the fair market value of the

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Collateral, and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Section 5.11, notwithstanding that any present or future law or court decision may have the effect of reducing the amount of any deficiency claim to which any Agent or any Secured Party might otherwise be entitled but for such bidding at any such sale.

5.11.3.                              Extent of Liability; Contribution.

(a)                                 Notwithstanding anything herein to the contrary, each U.S. Borrower’s liability under this Section 5.11 shall be limited to the greater of (i) all amounts for which such U.S. Borrower is primarily liable, as described below, and (ii) such U.S. Borrower’s Allocable Amount.

(b)                                 If any U.S. Borrower makes a payment under this Section 5.11 of any Obligations (other than amounts for which such Borrower is primarily liable) (a “Guarantor Payment”) that, taking into account all other Guarantor Payments previously or concurrently made by any other U.S. Borrower, exceeds the amount that such Borrower would otherwise have paid if each U.S. Borrower had paid the aggregate Obligations satisfied by such Guarantor Payments in the same proportion that such Borrower’s Allocable Amount bore to the total Allocable Amounts of all Borrowers, then such Borrower shall be entitled to receive contribution and indemnification payments from, and to be reimbursed by, each other U.S. Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.  The “Allocable Amount” for any U.S. Borrower shall be the maximum amount that could then be recovered from such Borrower under this Section 5.11 without rendering such payment voidable under Section 548 of the Bankruptcy Code or under any applicable state fraudulent transfer or conveyance act, or similar statute or common law.

(c)                                  Section 5.11.3(a) shall not limit the liability of any Borrower to pay or guarantee Loans made directly or indirectly to it (including Loans advanced hereunder to any other Person and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower), LC Obligations relating to Letters of Credit issued to support its business, Secured Bank Product Obligations incurred to support its business, and all accrued interest, fees, expenses and other related Obligations with respect thereto, for which such Borrower shall be primarily liable for all purposes hereunder.  Agents and Secured Parties shall have the right, at any time in their discretion, to condition Loans and Letters of Credit upon a separate calculation of borrowing availability for each Borrower and to restrict the disbursement and use of Loans and Letters of Credit to a Borrower based on that calculation.

(d)                                 Each Obligor that is a Qualified ECP when its guaranty of or grant of Lien as security for a Swap Obligation becomes effective hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide funds or other support to each Specified Obligor with respect to such Swap Obligation as may be needed by such Specified Obligor from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP’s obligations and undertakings under this Section 5.11 voidable under any applicable fraudulent transfer or conveyance act).  The obligations and undertakings of each Qualified ECP under this Section shall remain in full force and effect until Full Payment of all Obligations.  Each Obligor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support or other agreement” for the benefit of, each Obligor for all purposes of the Commodity Exchange Act.

5.11.4.                              Joint Enterprise.  Each Borrower has requested that Agents and Secured Parties make this credit facility available to Borrowers on a combined basis in order to finance Borrowers’ business most efficiently and economically.  Borrowers’ business is a mutual and collective

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

enterprise, and the successful operation of each Borrower is dependent upon the successful performance of the integrated group.  Borrowers believe that consolidation of their credit facility will enhance the borrowing power of each Borrower and ease administration of the facility, all to their mutual advantage.  Borrowers acknowledge that Agents’ and Secured Parties’ willingness to extend credit and to administer the Collateral of Borrowers on a combined basis hereunder is done solely as an accommodation to Borrowers and at Borrowers’ request.

5.11.5.                              Subordination.  Each Borrower (including Canadian Borrower) hereby subordinates any claims, including any rights at law or in equity to payment, subrogation, reimbursement, exoneration, contribution, indemnification or setoff, that it may have at any time against any other Obligor, howsoever arising, to the Full Payment of all Obligations.

SECTION 6.                         CONDITIONS PRECEDENT

6.1.                            Conditions Precedent to Amendment and Restatement.  The effectiveness of this amendment and restatement of the Existing Credit Agreement is subject to satisfaction of the following conditions precedent:

(a)                                 U.S. Revolver Notes shall have been executed by U.S. Borrowers and Canadian Notes shall have been executed by Canadian Borrower and delivered to each U.S. Revolver Lender or Canadian Lender that requests issuance of a U.S. Revolver Note or Canadian Note, as applicable.  Each other Loan Document shall have been duly executed and delivered to the Administrative Agent by each of the signatories thereto, and each Obligor shall be in compliance with all terms thereof.

(b)                                 The Applicable Agent shall have received acknowledgments of all filings or recordations necessary to perfect its Liens in the Collateral, as well as UCC, PPSA and Lien searches and other evidence satisfactory to such Agent that such Liens are the only Liens upon the Collateral, except Permitted Liens.

(c)                                  The Applicable Agent shall have received duly executed agreements establishing each Dominion Account and any related lockbox, in form and substance, and with financial institutions, satisfactory to the Applicable Agent.

(d)                                 The Administrative Agent shall have received certificates, in form and substance satisfactory to it, from a knowledgeable Senior Officer of each Borrower certifying that, after giving effect to the initial Loans and transactions hereunder, (i) the Borrowers and the other Obligors are Solvent; (ii) no Default or Event of Default exists; (iii) the representations and warranties set forth in Section 9 are true and correct; and (iv) such Borrower has complied with all agreements and conditions to be satisfied by it under the Loan Documents.

(e)                                  Agents shall have received a certificate of a duly authorized officer of each Obligor, certifying (i) that attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents.  Each Agent may conclusively rely on this certificate until it is otherwise notified by the applicable Obligor in writing.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(f)                                   Agents shall have received a written opinion of (i) Bass, Berry & Sims PLC, (ii) McGuireWoods, LLP, and (iii) Hodgson Russ LLP, in each case in form and substance satisfactory to Agents.

(g)                                  Agents shall have received copies of the charter documents of each Obligor, certified as of a date acceptable to the Agents (other than with respect to the Canadian Borrower) by the Secretary of State or other appropriate official of such Obligor’s jurisdiction of organization, as applicable.  Agents shall have received good standing certificates, certificates of status, certificates of compliance or analogous certificates for each Obligor, issued as of a recent date by the Secretary of State or other appropriate official of such Obligor’s jurisdiction of organization and each jurisdiction where such Obligor’s conduct of business or ownership of Property necessitates qualification except to the extent that failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

(h)                                 The Administrative Agent shall have received copies of policies or certificates of insurance for the insurance policies carried by Borrowers, all in compliance with the Loan Documents.

(i)                                     No material adverse change in the business, assets, Properties, liabilities, operations or condition (financial or otherwise) of the Obligors, taken as a whole, or in the quality, quantity or value of any Collateral (it being understood that a change in the quality, quantity or value of any Collateral in the Ordinary Course of Business shall not be deemed to be a material adverse change) shall have occurred since August 1, 2015.

(j)                                    Borrowers shall have paid all fees and expenses to be paid to each Agent and Lenders on the Closing Date.

(k)                                 Administrative Agent shall have received a Borrowing Base Certificate prepared as of April 2, 2016.

(l)                                     The Administrative Agent shall have received a certificate, in form and substance satisfactory to it, from a knowledgeable Senior Officer of UNFI and Albert’s Organics certifying that attached thereto is a true, correct and complete copy of the Term Loan Amendment.

6.2.                            Conditions Precedent to All Credit Extensions.  Agents, Issuing Banks and Lenders shall not be required to fund any Loans, arrange for issuance of any Letters of Credit or grant any other extension of credit to or for the benefit of Borrowers, unless the following conditions are satisfied:

(a)                                 No Default or Event of Default shall exist at the time of, or result from, such funding, issuance or grant;

(b)                                 The representations and warranties of each Obligor in the Loan Documents shall be true and correct in all material respects on the date of, and upon giving effect to, such funding, issuance or grant (except for representations and warranties that are subject to materiality or material adverse effect qualifications, which representations and warranties shall be true and correct in all respects, and except for representations and warranties that expressly relate to an earlier date, which representations and warranties shall be true and correct in all material respects as of such earlier date);

(c)                                  All applicable conditions precedent in any other Loan Document shall be satisfied;

(d)                                 With respect to a Borrowing, the Applicable Agent shall have received a Notice of Borrowing;

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(e)                                  With respect to the issuance of a Letter of Credit, the U.S. LC Conditions or the Canadian LC Conditions, as the case may be, shall be satisfied;

(f)                                   Solely with respect to a request of Canadian Loans or the issuance of a Letter of Credit for the account or benefit of the Canadian Borrower, no request by the Canada Revenue Agency for payment pursuant to Section 224(1.1) or any successor section of the ITA or any comparable provision of any other taxing statute shall have been received by any Person in respect of the Borrowers; and

(g)                                  Solely with respect to a request of Loans in Canadian Dollars or the issuance of a Letter of Credit for the account or benefit of the Canadian Borrower, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls that in the reasonable opinion of the Canadian Agent, the Required Lenders (in the case of any Loans to be denominated in Canadian Dollars) or the applicable Issuing Bank (in the case of any Letter of Credit to be denominated in Canadian Dollars) would make it impracticable for such credit extension to be denominated in Canadian Dollars.

Each request (or deemed request) by Borrowers for funding of a Loan, issuance of a Letter of Credit or grant of an accommodation shall constitute a representation by Borrowers that the foregoing conditions are satisfied on the date of such request and on the date of such funding, issuance or grant.  As an additional condition to any funding, issuance or grant, the Applicable Agent shall have received such other information, documents, instruments and agreements as it deems appropriate in connection therewith.

SECTION 7.                         COLLATERAL

7.1.                            Grant of Security Interest.  To secure the prompt payment and performance of all Obligations, each U.S. Borrower hereby grants to Administrative Agent, for the benefit of Secured Parties, a continuing security interest in and Lien upon all of the following Property of such U.S. Borrower, whether now owned or hereafter acquired, and wherever located:

(a)                                 all Accounts;

(b)                                 all Chattel Paper, including electronic chattel paper, arising out of or related to Accounts or Inventory;

(c)                                  all Commercial Tort Claims against any third party, including those shown on Schedule 9.1.16, arising out of or relating to Inventory, Accounts or other Collateral (provided that any Commercial Tort Claim not listed on Schedule 9.1.16 on the Closing Date shall be the subject of a specific grant of a security interest therein as provided in Section 7.4.1);

(d)                                 all Deposit Accounts in which the proceeds of Accounts, Inventory or other Collateral are deposited or maintained, and money constituting such proceeds;

(e)                                  all Documents arising out of or related to Accounts or Inventory;

(f)                                   all General Intangibles, including Payment Intangibles, arising out of or related to Accounts or Inventory;

(g)                                  all Inventory;

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(h)                                 all Instruments arising out of or related to Accounts or Inventory;

(i)                                     all Investment Property arising out of Accounts or Inventory;

(j)                                    all Letter-of-Credit Rights arising out of or related to Accounts or Inventory;

(k)                                 all Supporting Obligations arising out of or related to Accounts or Inventory;

(l)                                     all monies, whether or not in the possession or under the control of an Agent, a Lender or a bailee or Affiliate of an Agent or a Lender, including any Cash Collateral, in each case to the extent arising out of Accounts or Inventory;

(m)                             Certificated Securities arising out of Accounts or Inventory;

(n)                                 contract rights arising out of or related to Accounts or Inventory;

(o)                                 Security Entitlements arising out of Accounts or Inventory;

(p)                                 Uncertificated Securities arising out of Accounts or Inventory;

(q)                                 all accessions to, substitutions for, and all replacements, products, and cash and non-cash proceeds of the foregoing, including proceeds of and unearned premiums with respect to insurance policies covering, and claims against any Person for loss, damage or destruction of, any Collateral; and

(r)                                    all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs and computer records) pertaining to the foregoing.

7.2.                            Lien on Deposit Accounts; Cash Collateral.

7.2.1.                                     Deposit Accounts.  To further secure the prompt payment and performance of all Obligations, each U.S. Borrower hereby grants to Administrative Agent, for the benefit of Secured Parties, a continuing security interest in and Lien upon all amounts credited to any Deposit Account of such U.S. Borrower that constitutes Collateral, including any sums in any blocked or lockbox accounts or in any accounts into which such sums are swept.  Each U.S. Borrower hereby authorizes and directs each bank or other depository to deliver to Administrative Agent, upon request while a Trigger Event is in effect, all balances in any Deposit Account maintained by such U.S. Borrower that constitutes Collateral, without inquiry into the authority or right of Administrative Agent to make such request.

7.2.2.                                     Cash Collateral.  Any Cash Collateral may be invested, at Administrative Agent’s discretion (and with the consent of U.S. Borrowers, as long as no Event of Default exists), but Administrative Agent shall have no duty to do so, regardless of any agreement or course of dealing with any U.S. Borrower, and shall have no responsibility for any investment or loss.  Each U.S. Borrower hereby grants to Administrative Agent, for the benefit of Secured Parties and as security for the Obligations, a security interest in all Cash Collateral held from time to time and all proceeds thereof, whether held in a Cash Collateral Account or otherwise.  Administrative Agent may apply Cash Collateral to the payment of Obligations as they become due, in such order as Administrative Agent may elect.  Each Cash Collateral Account and all Cash Collateral shall be under the sole dominion and control of Administrative Agent, and no Borrower or other Person shall have any right to any Cash Collateral, until Full Payment of all Obligations.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

7.3.                            [Intentionally Omitted.]

7.4.                            Other Collateral.

7.4.1.                                     Commercial Tort Claims.  U.S. Borrowers shall promptly notify Administrative Agent in writing if any U.S. Borrower has a Commercial Tort Claim that constitutes Collateral (other than, as long as no Default or Event of Default exists, a Commercial Tort Claim for less than U.S.$1,000,000), shall promptly supplement Schedule 9.1.16 to include such claim, and shall take such actions as Administrative Agent deems appropriate to subject such claim to a duly perfected, first priority Lien in favor of Administrative Agent (for the benefit of Secured Parties).

7.4.2.                                     Certain After-Acquired Collateral.  U.S. Borrowers shall promptly notify Administrative Agent in writing if, after the Closing Date, any U.S. Borrower obtains any interest in any Collateral consisting of Deposit Accounts, Chattel Paper, Documents, Instruments, Investment Property or Letter-of-Credit Rights and, upon Administrative Agent’s request, shall promptly take such actions as Administrative Agent deems appropriate to effect Administrative Agent’s duly perfected, first priority Lien upon such Collateral, including obtaining any appropriate possession, control agreement or Lien Waiver.  If any Collateral is in the possession of a third party, at Administrative Agent’s request, U.S. Borrowers shall obtain an acknowledgment that such third party holds the Collateral for the benefit of Administrative Agent.

7.5.                            Limitations.  The Lien on Collateral granted hereunder is given as security only and shall not subject any Agent or any Lender to, or in any way modify, any obligation or liability of Borrowers relating to any Collateral.  In no event shall the grant of any Lien under any Loan Document secure an Excluded Swap Obligation of the granting Obligor.

7.6.                            Further Assurances.  Promptly upon request, U.S. Borrowers shall deliver such instruments, assignments, or other documents or agreements, and shall take such actions, as Administrative Agent deems appropriate under Applicable Law to evidence or perfect its Lien on any Collateral, or otherwise to give effect to the intent of this Agreement.  Each U.S. Borrower authorizes Administrative Agent to file any financing statement and agrees that any such financing statements may describe the Collateral as being of an equal or lesser scope, or with greater or lesser detail, than as set forth in Section 7.1.

SECTION 8.                         COLLATERAL ADMINISTRATION

8.1.                            Borrowing Base Certificates.  By the 20th day of each Fiscal Period (or, during any period during which (a) an Event of Default has occurred and is continuing or (b) Aggregate Availability at any time is less than 10% of the Aggregate Borrowing Base (until such time that Aggregate Availability equals or exceeds 10% of the Aggregate Borrowing Base for thirty (30) consecutive days), by the last Business Day of each week), Borrowers shall deliver to Administrative Agent (and Administrative Agent shall promptly deliver same to Lenders) a Borrowing Base Certificate prepared as of the close of business of the previous Fiscal Period or week, as the case may be, and at such other times as Administrative Agent may request.

8.2.                            Administration of Accounts.

8.2.1.                                     Records and Schedules of Accounts.  Each Borrower shall, and shall cause each other Obligor to, keep accurate and complete records of its Accounts, including all payments and collections thereon, and shall submit to Administrative Agent sales, collection, reconciliation and other reports in form satisfactory to Administrative Agent, on such periodic basis as Administrative Agent

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

reasonably may request.  Each Borrower shall also provide to Administrative Agent, on or before the 20th day of each Fiscal Period, a detailed aged trial balance of all Accounts as of the end of the preceding Fiscal Period, specifying each Account’s Account Debtor name and address, amount, invoice date and due date, showing any discount, allowance, credit, authorized return or dispute, and including such proof of delivery, copies of invoices and invoice registers, copies of related documents, repayment histories, status reports and other information as Administrative Agent may reasonably request.  If Eligible Accounts shown on any such aged trial balance in an aggregate face amount of U.S.$4,000,000 or more cease to be Eligible Accounts, Borrowers shall notify Administrative Agent of such occurrence promptly (and in any event within three Business Days) after any Borrower has knowledge thereof.

8.2.2.                                     Taxes.  If an Account of any Obligor includes a charge for any unpaid Taxes, each Agent is authorized, in its discretion, to pay the amount thereof to the proper taxing authority for the account of such Obligor and to charge Obligors therefor; provided, however, that no Agent nor any Lender shall be liable for any Taxes that may be due from Obligors or with respect to any Collateral.

8.2.3.                                     Account Verification.  Regardless of whether a Default or Event of Default exists, Administrative Agent shall have the right at any time, in the name of Administrative Agent, any designee of Administrative Agent or any Obligor, to verify the validity, amount or any other matter relating to any Accounts of Obligors by mail, telephone or otherwise.  Borrowers shall, and shall cause each other Obligor to, cooperate fully with Administrative Agent in an effort to facilitate and promptly conclude any such verification process.

8.2.4.                                     Maintenance of Dominion Account.  Borrowers shall, and shall cause each other Obligor to, maintain Dominion Accounts pursuant to lockbox or other arrangements acceptable to Agents.  Borrowers shall, and shall cause each other Obligor to, obtain an agreement (in form and substance satisfactory to the Applicable Agent) from each lockbox servicer and Dominion Account bank, to the extent necessary to establish the Applicable Agent’s control over and Lien in the lockbox or Dominion Account, which may be exercised by the Applicable Agent at any time while a Trigger Event is in effect, requiring immediate deposit of all remittances received in the lockbox to a Dominion Account, and waiving offset rights of such servicer or bank, except for customary administrative charges.  If a Dominion Account is not maintained with Bank of America, the Applicable Agent may, at any time while a Trigger Event is in effect, require immediate transfer of all funds in such account to a Dominion Account maintained with Bank of America.  Agents and Lenders assume no responsibility to Obligors for any lockbox arrangement or Dominion Account, including any claim of accord and satisfaction or release with respect to any Payment Items accepted by any bank.

8.2.5.                                     Proceeds of Collateral.  Borrowers shall, and shall cause each other Obligor to, request in writing and otherwise take all necessary steps to ensure that all payments on Accounts or otherwise relating to Collateral are made directly to a Dominion Account (or a lockbox relating to a Dominion Account) or a Deposit Account that is subject to a Deposit Account Control Agreement.  If any Borrower or Subsidiary receives cash or Payment Items with respect to any Collateral, it shall hold same in trust for the Applicable Agent and promptly (not later than the next Business Day) deposit same into a Dominion Account or a Deposit Account that is subject to a Deposit Account Control Agreement.

8.3.                            Administration of Inventory.

8.3.1.                                     Records and Reports of Inventory.  Each Borrower shall, and shall cause each other Obligor to, keep accurate and complete records of its Inventory, including costs and daily withdrawals and additions, and shall submit to Administrative Agent inventory and reconciliation reports in form satisfactory to Administrative Agent, on such periodic basis as Administrative Agent reasonably may request, but at least once during each Fiscal Period, not later than the twentieth (20th) day of such

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Fiscal Period.  Each Borrower shall conduct a physical inventory at least once per calendar year (and on a more frequent basis if requested by Administrative Agent when an Event of Default exists) and periodic cycle counts consistent with historical practices, and shall provide to Administrative Agent a report based on each such inventory and count promptly upon completion thereof, together with such supporting information as Administrative Agent may request.  Administrative Agent may participate in and observe each physical count.

8.3.2.                                     Returns of Inventory.  No Borrower or Obligor shall return any Inventory to a supplier, vendor or other Person, whether for cash, credit or otherwise, unless (a) such return is in the Ordinary Course of Business; (b) no Default, Event of Default, U.S. Revolver Overadvance or Canadian Overadvance exists or would result therefrom; (c) Administrative Agent is promptly notified if the aggregate Value of all Inventory (i) returned to a supplier, vendor or other Person in any Fiscal Period exceeds U.S.$1,000,000 in the aggregate or (ii) returned to all suppliers, vendors and other Persons in any Fiscal Period exceeds U.S.$4,000,000 in the aggregate; and (d) while a Trigger Event is in effect, any payment received by an Obligor for a return is promptly remitted to the Applicable Agent for application to the applicable Obligations.

8.3.3.                                     Acquisition, Sale and Maintenance.  No Borrower shall, and each Borrower shall cause each other Obligor not to, acquire or accept any Inventory on consignment or approval, and shall take all steps to assure that all Inventory is produced in accordance with Applicable Law in all material respects, including the FLSA.  No Borrower shall, and each Borrower shall cause each other Obligor not to, sell any Inventory on consignment or approval or any other basis under which the customer may return or require a Borrower or other Obligor to repurchase such Inventory.  Borrowers shall, and shall cause each other Obligor to, use, store and maintain all Inventory with reasonable care and caution, in accordance with applicable standards of any insurance and in conformity with all Applicable Law, and shall make current rent payments (within applicable grace periods provided for in leases) at all locations where any Collateral is located.

8.4.                            [Intentionally Omitted.]

8.5.                            Cash Management; Administration of Deposit Accounts.  Each Borrower shall, and shall cause each other Obligor to, cause Bank of America to be such Borrower’s or Obligor’s principal U.S. depository bank and Royal Bank of Canada or Bank of America-Canada Branch to be the principal Canadian depository bank, including for the maintenance of operating accounts and Deposit Accounts, lockbox administration, funds transfer, information reporting services and other treasury management services.  All Deposit Accounts maintained by Obligors, including all Dominion Accounts, are set forth on the Perfection Certificates.  Each Borrower shall, and shall cause each other Obligor to, take all actions necessary to establish the Applicable Agent’s control of each such Deposit Account (other than (a) an account exclusively used for payroll, payroll taxes or employee benefits, (b) an account containing not more than U.S.$250,000 at any time, (c) a zero balance account or (d) that certain account held by the Canadian Borrower at Desjardin Bank as further described on the Perfection Certificate for the Canadian Borrower; provided that such account contains not more than CD$1,000,000 at any time and the funds in such account are swept at least weekly to a Deposit Account held by the Canadian Borrower that is subject to a Deposit Account Control Agreement) by causing, to the extent necessary, each institution maintaining any such Deposit Account for an Obligor to enter into a Deposit Account Control Agreement.  Each Borrower shall, and shall cause each other Obligor to, be the sole account holder of each Deposit Account of such Obligor and shall not allow any other Person (other than the Applicable Agent) to have control over a Deposit Account or any Property deposited therein.  Each Borrower shall, and shall cause each other Obligor to, promptly notify the Administrative Agent of any opening or closing of a Deposit Account and, with the consent of the Administrative Agent, will amend the applicable Perfection Certificate to reflect same.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

8.6.                            General Provisions.

8.6.1.                                     Location of Collateral.  All tangible items of Collateral, other than Inventory in transit, shall at all times be kept by Borrowers at the business locations set forth in Schedule 8.6.1, except that Borrowers may (a) make sales or other dispositions of Collateral in accordance with Section 10.2.6; (b) store Collateral with an aggregate value not to exceed $100,000 at any temporary location for a period not to exceed 90 days for purposes of conducting, in the Ordinary Course of Business, discount sales with respect to such Collateral; provided that the aggregate value of all Collateral located at all such temporary locations, together with (i) the aggregate value of all Collateral (as defined in the Security Agreement) located at temporary locations in accordance with Section 3.1.1 of the Security Agreement and (ii) the aggregate value of all Collateral (as defined in the Canadian Security Agreement) located at temporary locations in accordance with Section 3.1.1 of the Canadian Security Agreement, shall not exceed $400,000 at any time; and (c) move Collateral to another location in the United States or Canada, upon 30 Business Days’ prior written notice to Administrative Agent.

8.6.2.                                     Insurance of Collateral; Condemnation Proceeds.

(a)                                 Each Borrower shall, and shall cause each other Obligor to, maintain insurance with respect to the Collateral, covering casualty, hazard, theft, malicious mischief, flood and other risks, in amounts, with endorsements and with insurers (with a Best rating of at least A+, unless otherwise approved by Administrative Agent in its discretion) satisfactory to Administrative Agent.  All proceeds with respect to Collateral under each policy shall be payable to the Applicable Agent.  From time to time upon request, Borrowers shall, and shall cause each other Obligor to, deliver to Administrative Agent the originals or certified copies of its insurance policies and updated flood plain searches.  Unless the Applicable Agent shall agree otherwise, each policy shall include satisfactory endorsements (i) showing the Applicable Agent as loss payee; (ii) requiring 30 days’ prior written notice to the Applicable Agent in the event of cancellation of the policy for any reason whatsoever; and (iii) specifying that the interest of Applicable Agent shall not be impaired or invalidated by any act or neglect of any Obligor or the owner of the Property, nor by the occupation of the premises for purposes more hazardous than are permitted by the policy.  If any Obligor fails to provide and pay for any insurance, each Agent may, at its option, but shall not be required to, procure the insurance and charge Borrowers therefor.  Each Borrower agrees to deliver, and shall cause each other Obligor to deliver, to Applicable Agent, promptly as rendered, copies of all reports made to insurance companies.  While no Event of Default exists, Obligors may settle, adjust or compromise any insurance claim, as long as the proceeds of any insurance with respect to Collateral are delivered to Applicable Agent.  If an Event of Default exists, only Agents shall be authorized to settle, adjust and compromise such claims.

(b)                                 Any proceeds of insurance with respect to Collateral and any awards arising from condemnation of any Collateral shall be paid to Applicable Agent.  Any such proceeds or awards that relate to Inventory shall be applied to payment of the U.S. Revolver Loans (to the extent such Inventory is owned by the U.S. Borrowers) or the Canadian Loans (to the extent such Inventory is owned by the Canadian Borrower), and then to any other Obligations outstanding.

8.6.3.                                     Protection of Collateral.  All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping any Collateral, all Taxes payable with respect to any Collateral (including any sale thereof), and all other payments required to be made by any Agent to any Person to realize upon any Collateral, shall be borne and paid by Borrowers.  No Agent shall be liable or responsible in any way for the safekeeping of any Collateral, for any loss or damage thereto (except for reasonable care in its custody while Collateral is in such Agent’s actual possession), for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency or other Person whatsoever, but the same shall be at Borrowers’ sole risk.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

8.6.4.                                     Defense of Title to Collateral.  Each Borrower shall at all times defend its title to Collateral and each Agent’s Liens therein against all Persons, claims and demands whatsoever, except Permitted Liens.

8.7.                            Power of Attorney.  Each Borrower hereby irrevocably constitutes and appoints each Agent (and all Persons designated by any Agent) as such Borrower’s true and lawful attorney (and agent-in-fact) for the purposes provided in this Section.  Each Agent, or each Agent’s designees, may, without notice and in either its or a Borrower’s name, but at the cost and expense of Borrowers:

(a)                                 Endorse a Borrower’s name on any Payment Item or other proceeds of Collateral (including proceeds of insurance) that come into such Agent’s possession or control; and

(b)                                 During the continuance of an Event of Default, (i) notify any Account Debtors of the assignment of their Accounts, demand and enforce payment of Accounts by legal proceedings or otherwise, and generally exercise any rights and remedies with respect to Accounts; (ii) settle, adjust, modify, compromise, discharge or release any Accounts or other Collateral, or any legal proceedings brought to collect Accounts or Collateral; (iii) sell or assign any Accounts and other Collateral upon such terms, for such amounts and at such times as such Agent deems advisable; (iv) collect, liquidate and receive balances in Deposit Accounts or investment accounts, and take control, in any manner, of proceeds of Collateral; (v) prepare, file and sign a Borrower’s name to a proof of claim or other document in a bankruptcy of an Account Debtor, or to any notice, assignment or satisfaction of Lien or similar document; (vi) receive, open and dispose of mail addressed to a Borrower that comes into the possession of such Agent; (vii) endorse any Chattel Paper, Document, Instrument, bill of lading, or other document or agreement relating to any Accounts, Inventory or other Collateral; (viii) use a Borrower’s stationery and sign its name to verifications of Accounts and notices to Account Debtors; (ix) use information contained in any data processing, electronic or information systems relating to Collateral; (x) make and adjust claims under insurance policies covering Collateral; (xi) take any action as may be necessary or appropriate to obtain payment under any letter of credit, banker’s acceptance or other instrument for which a Borrower is a beneficiary; and (xii) take all other actions as such Agent deems appropriate to fulfill any Borrower’s obligations under the Loan Documents.

SECTION 9.                         REPRESENTATIONS AND WARRANTIES

9.1.                            General Representations and Warranties.  To induce Agents and Lenders to enter into this Agreement and to make available the U.S. Revolver Commitments, Canadian Commitments, Loans and Letters of Credit, Borrowers represent and warrant that:

9.1.1.                                     Organization and Qualification.  Each Borrower and Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.  Each Borrower and Subsidiary is duly qualified, authorized to do business and in good standing as a foreign corporation, partnership or limited liability company, as applicable, in each jurisdiction where failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

9.1.2.                                     Power and Authority.  Each Obligor is duly authorized to execute, deliver and perform its Loan Documents.  The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action, and do not (a) require any consent or approval of any holders of Equity Interests of any Obligor, other than those already obtained; (b) contravene the Organic Documents of any Obligor; (c) violate or cause a default under any Applicable Law or Material Contract; or (d) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Obligor.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

9.1.3.                                     Enforceability.  Each Loan Document is a legal, valid and binding obligation of each Obligor party thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity.

9.1.4.                                     Capital Structure.  Schedule 9.1.4 shows, as of the Closing Date, for each Borrower and Subsidiary, its name, its jurisdiction of organization, its authorized and issued Equity Interests, the holders of its Equity Interests (other than with respect to UNFI), and all agreements binding on such holders with respect to their Equity Interests.  Except as disclosed on Schedule 9.1.4, in the five years preceding the Closing Date, no Borrower or Subsidiary has acquired all or substantially all of the assets of any other Person nor been the surviving entity in a merger, amalgamation or combination.  Each Borrower has good title to its Equity Interests in its Subsidiaries, and all such Equity Interests are duly issued, fully paid and non-assessable.  There are no outstanding purchase options, warrants, subscription rights, agreements to issue or sell, convertible interests, phantom rights or powers of attorney relating to Equity Interests of any Borrower (other than UNFI) or any Subsidiary.

9.1.5.                                     Title to Properties; Priority of Liens.  Each Borrower and Subsidiary has good and marketable title to (or valid leasehold interests in) all of its Real Estate, and good title to all of its material personal Property, including all Property reflected in any financial statements delivered to Administrative Agent or Lenders, in each case free of Liens except Permitted Liens.  Each Borrower and Subsidiary has paid and discharged all lawful claims that, if unpaid, could become a Lien on its Properties, other than Permitted Liens.  All Liens of the Applicable Agent in the Collateral are duly perfected, first priority Liens, subject only to Permitted Liens that are expressly allowed to have priority over the Applicable Agent’s Liens.

9.1.6.                                     Accounts.  Administrative Agent may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrowers with respect thereto.  Borrowers warrant, with respect to each Account at the time it is shown as an Eligible Account in a Borrowing Base Certificate, that:

(a)                                 it is genuine and in all respects what it purports to be, and is not evidenced by a judgment;

(b)                                 it arises out of a completed, bona fide sale and delivery of goods or rendition of services in the Ordinary Course of Business, and substantially in accordance with any purchase order, contract or other document relating thereto;

(c)                                  it is for a sum certain, maturing as stated in the invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Administrative Agent on request;

(d)                                 it is not subject to any offset, Lien (other than Applicable Agent’s Lien), deduction, defense, dispute, counterclaim or other adverse condition except as arising in the Ordinary Course of Business and disclosed to Administrative Agent; and it is absolutely owing by the Account Debtor, without contingency in any respect;

(e)                                  no purchase order, agreement, document or Applicable Law restricts assignment of the Account to any Agent (regardless of whether, under the UCC or PPSA, as applicable, the restriction is ineffective), and the applicable Borrower is the sole payee or remittance party shown on the invoice;

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(f)                                   no extension, compromise, settlement, modification, credit, deduction or return has been authorized with respect to the Account, except discounts or allowances granted in the Ordinary Course of Business for prompt payment that are reflected on the face of the invoice related thereto and in the reports submitted to Administrative Agent hereunder; and

(g)                                  to the best of Borrowers’ knowledge, (i) there are no facts or circumstances that are reasonably likely to impair the enforceability or collectibility of such Account; (ii) the Account Debtor had the capacity to contract when the Account arose, continues to meet the applicable Borrower’s customary credit standards, is Solvent, is not contemplating or subject to an Insolvency Proceeding, and has not failed, or suspended or ceased doing business; and (iii) there are no proceedings or actions threatened or pending against any Account Debtor that could reasonably be expected to have a material adverse effect on the Account Debtor’s financial condition.

9.1.7.                                     Financial Statements.  The consolidated balance sheets, and related statements of income, cash flow and shareholder’s equity, of Borrowers and Subsidiaries that have been and are hereafter delivered to Administrative Agent and Lenders, are prepared in accordance with GAAP, and at the time of delivery fairly present the financial positions and results of operations of Borrowers and Subsidiaries at the dates and for the periods indicated (in the case of interim statements, subject to year-end adjustments and the absence of footnotes).  All projections delivered from time to time to Administrative Agent and Lenders have been prepared in good faith, based on assumptions believed by the management of Borrowers to be reasonable in light of the circumstances at the time of preparation.  Since August 1, 2015, there has been no change in the condition, financial or otherwise, of any Borrower or Subsidiary that could reasonably be expected to have a Material Adverse Effect.  No financial statement at any time delivered to Administrative Agent or Lenders contains any untrue statement of a material fact, nor fails to disclose any material fact necessary to make such statement not materially misleading, in light of the circumstances under which they were made.  The Borrowers and the other Obligors are Solvent.

9.1.8.                                     Surety Obligations.  No Borrower or Subsidiary is obligated as surety or indemnitor under any bond or other contract that assures payment or performance of any obligation of any other Person, except as permitted hereunder.

9.1.9.                                     Taxes.  Each Borrower and Subsidiary has (a) filed all federal, state, provincial and local tax returns and other reports that it is required by law to file, except for any tax returns and reports relating to taxes (i) the amount of which, individually or in the aggregate, is not material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Borrower or such Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP, and (b) paid, or made provision for the payment of, all Taxes upon it, its income and its Properties that are due and payable, except to the extent being Properly Contested.  The provision for Taxes on the books of each Borrower and Subsidiary is adequate for all years not closed by applicable statutes, and for its current Fiscal Year.

9.1.10.                              Brokers.  There are no brokerage commissions, finder’s fees or investment banking fees payable in connection with any transactions contemplated by the Loan Documents.

9.1.11.                              Intellectual Property.  Each Borrower and Subsidiary owns or has the lawful right to use all Intellectual Property necessary for the conduct of its business, without conflict with any rights of others that could reasonably be expected to have a Material Adverse Effect.  There is no pending or, to any Borrower’s knowledge, threatened Intellectual Property Claim with respect to any Borrower, any Subsidiary or any of their Property (including any Intellectual Property) that could reasonably be expected to have a Material Adverse Effect.  Except as disclosed on Schedule 9.1.11, no Borrower or

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Subsidiary pays or owes any Royalty or other compensation to any Person with respect to any Intellectual Property, other than de minimis amounts.  All Intellectual Property owned by any Borrower or Subsidiary on the Closing Date is shown on Schedule 9.1.11.

9.1.12.                              Governmental Approvals.  Each Borrower and Subsidiary has, is in compliance with, and is in good standing with respect to, all applicable Governmental Approvals necessary to conduct its business and to own, lease and operate its Properties, except where noncompliance or the failure to be in good standing could not reasonably be expected to have a Material Adverse Effect.  All necessary import, export or other licenses, permits or certificates for the import or handling of any goods or other Collateral have been procured and are in effect, and Borrowers and Subsidiaries have complied with all foreign and domestic laws with respect to the shipment and importation of any goods or Collateral, except where noncompliance could not reasonably be expected to have a Material Adverse Effect.

9.1.13.                              Compliance with Laws.  Each Borrower and Subsidiary has duly complied, and its Properties and business operations are in compliance, in all material respects with all Applicable Law, except where noncompliance could not reasonably be expected to have a Material Adverse Effect.  There have been no citations, notices or orders of noncompliance issued to any Borrower or Subsidiary under any Applicable Law, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect.  No Inventory has been produced in violation of the FLSA.

9.1.14.                              Compliance with Environmental Laws.  Except as disclosed on Schedule 9.1.14, no Borrower’s or Subsidiary’s past or present operations, Real Estate or other Properties are subject to any pending (or, to the knowledge of any Borrower or Subsidiary, threatened) federal, state, provincial, territorial or local investigation to determine whether any remedial action is needed to address any environmental pollution, hazardous material or environmental clean-up.  No Borrower or Subsidiary has received any Environmental Notice.  No Borrower or Subsidiary has any contingent liability with respect to any Environmental Release, environmental pollution or hazardous material on any Real Estate now or previously owned, leased or operated by it, if the same could reasonably be expected to have a Material Adverse Effect.

9.1.15.                              Burdensome Contracts.  No Borrower or Subsidiary is a party or subject to any contract, agreement or charter restriction that could reasonably be expected to have a Material Adverse Effect.  No Borrower or Subsidiary is party or subject to any Restrictive Agreement, except as shown on Schedule 9.1.15.  No such Restrictive Agreement prohibits the execution, delivery or performance of any Loan Document by an Obligor.

9.1.16.                              Litigation.  Except as shown on Schedule 9.1.16, there are no proceedings or investigations pending or, to any Borrower’s knowledge, threatened against any Borrower or Subsidiary, or any of their businesses, operations, Properties or condition (financial or otherwise), that (a) relate to any Loan Documents or transactions contemplated thereby; or (b) could reasonably be expected to be determined adversely to such Borrower or Subsidiary, and if so determined, to have a Material Adverse Effect.  Except as shown on such Schedule or otherwise disclosed to the Administrative Agent in writing, no Obligor has a Commercial Tort Claim (other than, as long as no Default or Event of Default exists, a Commercial Tort Claim for less than U.S.$1,000,000).  No Borrower or Subsidiary is in default with respect to any order, injunction or judgment of any Governmental Authority.

9.1.17.                              No Defaults.  No event or circumstance has occurred or exists that constitutes a Default or Event of Default.  No Borrower or Subsidiary is in default, and no event or circumstance has occurred or exists that with the passage of time or giving of notice would constitute a default, under any Material Contract if such default could reasonably be expected to result in a termination of such Material

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Contract prior to the time that it otherwise would terminate in the absence of such default.  There is no basis upon which any party (other than a Borrower or Subsidiary) could terminate a Material Contract prior to its scheduled termination date.

9.1.18.                              ERISA; Canadian Plans.  Except as disclosed on Schedule 9.1.18:

(a)                                 No Obligor has any Plan.  Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, and other federal and state laws except to the extent any such noncompliance could not reasonably be expected to have a Material Adverse Effect.  Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the knowledge of Borrowers, nothing has occurred which would prevent, or cause the loss of, such qualification, in each case except to the extent the failure to obtain such determination letter, make application therefor or retain such qualification could not reasonably be expected to have a Material Adverse Effect.  Each Obligor and ERISA Affiliate has in all material respects met all applicable requirements under the Code, ERISA and the Pension Protection Act of 2006, and no application for a waiver of the minimum funding standards or an extension of any amortization period has been made with respect to any Plan, except to the extent such events or circumstances could not reasonably be expected to have a Material Adverse Effect.

(b)                                 There are no pending or, to the knowledge of Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan or any Canadian Plan that could reasonably be expected to have a Material Adverse Effect.  There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan or any prohibited investment transaction or violation of any duty of an administrator with respect to any Canadian Plan that has resulted in or could reasonably be expected to have a Material Adverse Effect.

(c)                                  (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) no Obligor or ERISA Affiliate has incurred, or reasonably expects to incur, any material liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Obligor or ERISA Affiliate has incurred, or reasonably expects to incur, any material liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; (v) no Obligor or ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; and (vi) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is at least 60%, and no Obligor or ERISA Affiliate knows of any fact or circumstance that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of such date, except to the extent such events or circumstances could not reasonably be expected to have a Material Adverse Effect.

(d)                                 Each Canadian Plan, other than a Canadian MEPP (and, to the knowledge of the Canadian Borrower and its Subsidiaries, each Canadian Plan that is a Canadian MEPP) is administered in compliance in all material respects with Applicable Laws.  Each Canadian Plan, other than a Canadian MEPP (and, to the knowledge of the Canadian Borrower and its Subsidiaries, each Canadian Plan that is a Canadian MEPP) that is intended to qualify for tax-preferred status is, to the extent applicable, duly registered under applicable pension standards laws and the Income Tax Act (Canada), or is otherwise administered in such a manner as to qualify for such tax-preferred status, and in all cases, to the knowledge of the Canadian Borrower and its Subsidiaries, nothing has occurred which would prevent, or cause the loss of, such qualification.  The Canadian Borrower and its Subsidiaries have made all required contributions to each Canadian Plan, and no application for, or adoption of, solvency funding relief

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

pursuant to the Pension Benefits Act (Ontario) or applicable pension standards legislation of another Canadian jurisdiction has been made with respect to any Canadian Plan.

(e)                                  (i) No Canadian Pension Event has occurred or is reasonably expected to occur; (ii) no Canadian Plan that is a registered pension plan, other than a Canadian MEPP, has any Unfunded Pension Liability; (iii) neither the Canadian Borrower nor any of its Subsidiaries has incurred, or reasonably expects to incur, any liability under the Pension Benefits Act (Ontario) or applicable pension standards legislation of another Canadian jurisdiction or under the Income Tax Act (Canada) (other than contributions or premiums due and not delinquent to such a plan or the Pension Benefits Guarantee Fund (Ontario)); and (iv) neither the Canadian Borrower nor any of its Subsidiaries has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under the Pension Benefits Act (Ontario) or applicable pension standards legislation of another Canadian jurisdiction or under the Income Tax Act (Canada), would result in such liability) with respect to a Canadian MEPP.

(f)                                   With respect to any Foreign Plan, (i) all employer and employee contributions required by law or by the terms of the Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; (ii) the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance, or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and (iii) it has been registered as required and has been maintained in good standing with applicable regulatory authorities.

9.1.19.                              Trade Relations.  Except to the extent that the same could not reasonably be expected to have a Material Adverse Effect, (a) there exists no actual or threatened termination, limitation or modification of any business relationship between any Borrower or Subsidiary and any customer or supplier, or any group of customers or suppliers and (b) there exists no condition or circumstance that could reasonably be expected to impair the ability of any Borrower or Subsidiary to conduct its business at any time hereafter in substantially the same manner as conducted on the Closing Date.

9.1.20.                              Labor Relations.  Except as described on Schedule 9.1.20, (a) no Borrower or Subsidiary is party to or bound by any collective bargaining agreement, management agreement or consulting agreement and (b) there are no material grievances, disputes or controversies with any union or other organization of any Borrower’s or Subsidiary’s employees, or, to any Borrower’s knowledge, any asserted or threatened strikes, work stoppages or demands for collective bargaining, except those that could not reasonably be expected to have a Material Adverse Effect.

9.1.21.                              Payable Practices.  No Borrower or Subsidiary has made any material change in its historical accounts payable practices from those in effect on the Closing Date.

9.1.22.                              Not a Regulated Entity.  No Obligor is (a) an “investment company” or a “person directly or indirectly controlled by or acting on behalf of an investment company” within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Federal Power Act, the Interstate Commerce Act, any public utilities code or any other Applicable Law, in each case regarding its authority to incur Debt.

9.1.23.                              Margin Stock.  No Borrower or Subsidiary is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.  No Loan proceeds or Letters of Credit will be used by Borrowers to purchase or carry, or

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

to reduce or refinance any Debt incurred to purchase or carry, any Margin Stock or for any related purpose governed by Regulations T, U or X of the Board of Governors, except in compliance with applicable requirements of such regulations.

9.1.24.                              PACA and PSA.  No PACA Claims or PSA Claims are pending or, to the Borrowers’ knowledge, threatened, against any of the Borrowers or their Subsidiaries.

9.1.25.                              Excluded Subsidiary.  Except as set forth on Schedule 9.1.25, the Excluded Subsidiary does not engage in any trade or business or own any assets or have any outstanding Debt.  The Excluded Subsidiary is an Immaterial Subsidiary.

9.1.26.                              Perfection Certificate.  Each Obligor has previously delivered to the Administrative Agent a certificate signed by such Obligor and entitled “Perfection Certificate” (each, a “Perfection Certificate”).  Each Borrower, for itself and on behalf of each other Obligor, represents and warrants to the Secured Parties and the Administrative Agent as follows: (a) such Obligor’s exact legal name is that indicated on the most recent Perfection Certificate delivered by such Obligor and on the signature page hereof (to the extent applicable), (b) such Obligor is an organization of the type, and is organized in the jurisdiction, set forth in such Perfection Certificate, (c) such Perfection Certificate accurately sets forth such Obligor’s organizational identification number or accurately states that such Obligor has none, (d) such Perfection Certificate accurately sets forth such Obligor’s place of business or, if more than one, its chief executive office, as well as such Obligor’s mailing address, if different, (e) all other information set forth on such Perfection Certificate pertaining to such Obligor is accurate and complete, and (f) except as disclosed to the Applicable Agent in writing, there has been no material change (it being understood that a change in the account number of any deposit account, security account or investment account set forth therein shall be deemed to be a material change) in any of such information since the date on which such Perfection Certificate was signed by such Obligor.

9.1.27.                              OFAC.  No Borrower, Subsidiary or, to the knowledge of any Borrower or Subsidiary, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity currently the subject of any Sanctions.  No Borrower or Subsidiary is located, organized or resident in a Designated Jurisdiction.

9.2.                            Complete Disclosure.  The Loan Documents, taken as a whole, do not contain any untrue statement of a material fact or fail to disclose any material fact necessary to make the statements contained therein, under the circumstances under which they were made, not materially misleading.  There is no fact or circumstance that any Obligor has failed to disclose to Administrative Agent in writing that could reasonably be expected to have a Material Adverse Effect.

SECTION 10.                  COVENANTS AND CONTINUING AGREEMENTS

10.1.                     Affirmative Covenants.  As long as any U.S. Revolver Commitments, Canadian Commitments or Obligations are outstanding, Borrowers shall, and shall cause each Subsidiary to:

10.1.1.                              Inspections; Appraisals.

(a)                                 Permit any Agent from time to time, subject (except when a Default or Event of Default exists) to reasonable notice and normal business hours, to visit and inspect the Properties of any Borrower or Subsidiary, inspect, audit and make extracts from any Borrower’s or Subsidiary’s books and records, and discuss with its officers, employees, agents, advisors and independent accountants such Borrower’s or Subsidiary’s business, financial condition, assets and results of operations.  Lenders may participate in any such visit or inspection, at their own expense.  No Agent or Lender shall have any duty

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

to any Obligor to make any inspection, nor to share any results of any inspection, appraisal or report with any Obligor.  Borrowers acknowledge that all inspections, appraisals and reports are prepared by Agents and Lenders for their purposes, and Borrowers shall not be entitled to rely upon them.  Each Obligor that keeps records relating to Collateral in the Province of Québec shall at all times keep a duplicate copy thereof at a location outside the Province of Québec.

(b)                                 Reimburse Agents for all charges, costs and expenses of Agents in connection with (i) examinations of any Obligor’s books and records or any other financial or Collateral matters as Agents, in their discretion, deem appropriate, for one examination per Loan Year (or up to two examinations during any twelve month period that begins on the first date that Adjusted Aggregate Availability is less than 17.5% of the Aggregate Borrowing Base); and (ii) appraisals of Inventory Agents, in their discretion, deem appropriate, for one appraisal per Loan Year (or up to two appraisals during any twelve month period that begins on the first date that Adjusted Aggregate Availability is less than 17.5% of the Aggregate Borrowing Base); provided, however, that (x) if an examination or appraisal is initiated during a Default or Event of Default, all charges, costs and expenses therefor shall be reimbursed by Borrowers without regard to such limits; (y) to the extent any examinations or appraisals are conducted in connection with a Permitted Acquisition pursuant to clause (v) of the definition thereof, such examinations and appraisals shall not be included as examinations and appraisals subject to the reimbursement limitations set forth in clauses (i) and (ii) above and (z) the Agents may elect, in their Permitted Discretion, to conduct such appraisals once every other Loan Year if the Total Outstandings during the 365-day period commencing with the date of the last such appraisal does not exceed $300,000,000 on any day during such period.  Borrowers agree to pay Agents’ then standard charges for examination activities, including the standard charges of Agents’ internal examination and appraisal groups, as well as the charges of any third party used for such purposes.  This Section shall not be construed to limit Agents’ right to use third parties for such purposes.

10.1.2.                              Financial and Other Information.  Keep adequate records and books of account with respect to its business activities, in which proper entries are made in accordance with GAAP reflecting all financial transactions; and furnish to Administrative Agent and Lenders:

(a)                                 as soon as available, and in any event within 120 days after the close of each Fiscal Year, the Form 10-K of Borrower Agent as of the end of such Fiscal Year, as filed with the Securities and Exchange Commission, which shall contain the unqualified, audited financial statements of Borrower Agent and its Subsidiaries as of the end of such Fiscal Year, on a consolidated basis, certified (without qualification) by a firm of independent certified public accountants of recognized standing selected by Borrowers and reasonably acceptable to Administrative Agent (it being understood that any of the top eight U.S. accounting firms are acceptable to Administrative Agent), and shall set forth in comparative form corresponding figures for the preceding Fiscal Year and other information acceptable to the Administrative Agent;

(b)                                 as soon as available, and in any event within 45 days after the end of each Fiscal Quarter, the Form 10-Q of Borrower Agent as of the end of such Fiscal Quarter and the Fiscal Year to date, as filed with the Securities and Exchange Commission, which shall contain unaudited, interim financial statements of Borrower Agent and its Subsidiaries as of the end of such Fiscal Quarter and for the portion of the Fiscal Year then elapsed, on a consolidated basis, and shall set forth in comparative form figures for the corresponding periods of the preceding Fiscal Year, certified by the principal financial or accounting officer of Borrower Agent as having been prepared in accordance with GAAP and fairly presenting the financial position and results of operations for such Fiscal Quarter and the portion of the Fiscal Year then elapsed, subject to year-end adjustments and the absence of footnotes;

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(c)                                  concurrently with delivery of financial statements under clauses (a) and (b) above, or more frequently if requested by Administrative Agent while a Default or Event of Default exists, a Compliance Certificate executed by the principal financial or accounting officer of Borrower Agent;

(d)                                 concurrently with delivery of financial statements under clause (a) above, copies of all management letters and other material reports submitted to Borrower Agent by its accountants in connection with such financial statements;

(e)                                  as soon as available, and in any event within 30 days after the end of each Fiscal Quarter, or more frequently if requested by Administrative Agent while a Default or Event of Default exists, an Aggregate Availability Certificate executed by the principal financial or accounting officer of Borrower Agent;

(f)                                   not later than the fifteenth (15th) day of each Fiscal Year, projections of Borrowers’ consolidated balance sheets, results of operations, cash flow, Aggregate Availability, U.S. Revolver Availability and Canadian Availability for such Fiscal Year, Fiscal Quarter by Fiscal Quarter and for the next three Fiscal Years, Fiscal Year by Fiscal Year;

(g)                                  promptly after the sending or filing thereof, copies of any proxy statements, financial statements or reports that any Borrower has made generally available to its shareholders; copies of any regular, periodic and special reports or registration statements or prospectuses that any Borrower files with the Securities and Exchange Commission or any other Governmental Authority, or any securities exchange; and copies of any press releases or other statements made available by a Borrower to the public concerning material changes to or developments in the business of such Borrower; and

(h)                                 such other reports and information (financial or otherwise) as any Agent reasonably may request from time to time in connection with any Collateral or any Borrower’s, Subsidiary’s or other Obligor’s financial condition or business.

Documents required to be delivered pursuant to Section 10.1.2(a) or (b) or Section 10.1.2(g) (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower Agent posts such documents, or provides a link thereto on the Borrower Agent’s website on the Internet at the website address listed on its signature page hereto; or (ii) on which such documents are posted on the Borrower Agent’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that:  (A) the Borrowers shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower Agent to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower Agent shall notify the Administrative Agent and each Lender (by fax transmission or other electronic mail transmission) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrowers with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

10.1.3.                              Notices.  Notify Administrative Agent and Lenders in writing, promptly after a Borrower’s obtaining knowledge thereof, of any of the following that affects an Obligor:  (a) the written

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

threat or commencement of any proceeding or investigation, whether or not covered by insurance, that reasonably could be expected to be determined adversely and, if so determined, to have a Material Adverse Effect; (b) any pending or threatened labor dispute, strike or walkout, or the expiration of any material labor contract; (c) any default (if such default could reasonably be expected to result in a termination of such Material Contract prior to the time that it otherwise would terminate in the absence of such default) under, or termination of, a Material Contract; (d) the existence of any Default or Event of Default; (e) any judgment in an amount exceeding U.S.$2,500,000; (f) the assertion of any Intellectual Property Claim, if an adverse resolution could reasonably be expected to have a Material Adverse Effect; (g) any violation or asserted violation of any Applicable Law (including ERISA, the Supplemental Pension Plans Act (Québec), the Pension Benefits Act (Ontario), OSHA, FLSA, or any Environmental Laws), if an adverse resolution could reasonably be expected to have a Material Adverse Effect; (h) any Environmental Release by an Obligor or on any Property owned, leased or occupied by an Obligor, or receipt of any Environmental Notice, if such occurrence could reasonably be expected to have a Material Adverse Effect; (i) the occurrence of any ERISA Event or similar event with respect to any Canadian Plan; (j) the discharge of or any withdrawal or resignation by Borrowers’ independent accountants; or (k) the receipt or delivery of any material notices that any Borrower or any Subsidiary gives or receives under or in connection with (i) PACA or any PACA Claim being asserted, (ii) PSA or any PSA Claim being asserted, (iii) any claim of any Lien under the California Producer’s Lien Law or (iv) any claim under Section 81.1 or Section 81.2 of the Bankruptcy and Insolvency Act (Canada) being asserted.

10.1.4.                              Landlord and Storage Agreements.  Upon request, provide Administrative Agent with copies of all existing agreements, and promptly after execution thereof copies of all future agreements, between an Obligor and any landlord, warehouseman, processor, shipper, bailee or other Person that owns any premises at which any Collateral may be kept or that otherwise may possess or handle any Collateral.

10.1.5.                              Compliance with Laws.  Comply with all Applicable Laws, including ERISA, the Supplemental Pension Plans Act (Québec), the Pension Benefits Act (Ontario), Environmental Laws, FLSA, OSHA, Anti-Terrorism Laws, Anti-Corruption Laws, Sanctions, PACA, PSA and laws regarding collection and payment of Taxes, and maintain all Governmental Approvals necessary to the ownership of its Properties or conduct of its business, unless failure to comply (other than failure to comply with Anti-Terrorism Laws) or maintain could not reasonably be expected to have a Material Adverse Effect.  Without limiting the generality of the foregoing, each Obligor shall and shall cause (a) each ERISA Affiliate to make prompt payment of all contributions required to be made to satisfy the minimum funding standards set forth in ERISA with respect to any Pension Plan and (b) its applicable Affiliates to make prompt payment of all contributions required to be made to satisfy the minimum funding standards set forth in the Pension Benefits Act (Ontario) or under applicable pension standards legislation of another Canadian jurisdiction with respect to any Canadian Plan.  Without limiting the generality of the foregoing, if any Environmental Release occurs at or on any Properties of any Borrower or Subsidiary, it shall act promptly and diligently to investigate and report to Administrative Agent and all appropriate Governmental Authorities the extent of, and to take appropriate action to remediate, such Environmental Release, whether or not directed to do so by any Governmental Authority unless a failure to do so could not reasonably be expected to have a Material Adverse Effect.

10.1.6.                              Taxes.  Pay and discharge all Taxes prior to the date on which they become delinquent or penalties attach, unless such Taxes are being Properly Contested.

10.1.7.                              Insurance.  In addition to the insurance required hereunder with respect to Collateral, maintain insurance with insurers (with a Best Rating of at least A7, unless otherwise approved by Administrative Agent) satisfactory to Administrative Agent, with respect to the Properties and business of Borrowers and Subsidiaries of such type (including product liability, workers’ compensation

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

and business interruption insurance), in such amounts, and with such coverages, self-insurance (solely with respect to health, automobile and workers’ compensation coverages) and deductibles as are customary for companies similarly situated.

10.1.8.                              Licenses.  Keep each License affecting any Collateral (including the manufacture, distribution or disposition of Inventory) or any other material Property of Borrowers and Subsidiaries in full force and effect; promptly notify Administrative Agent of any modification of any such License, or entry into any new License; pay all Royalties when due; and notify Administrative Agent of any default or breach asserted by any Person to have occurred under any License.

10.1.9.                              Future Subsidiaries.  Promptly notify Administrative Agent upon any Person becoming a Subsidiary and, if such Person is not a Foreign Subsidiary (other than a Foreign Subsidiary that is a Canadian Subsidiary) or an Immaterial Subsidiary, cause it to become either (a) a Guarantor hereunder by providing a guaranty the Obligations in a manner satisfactory to the Applicable Agent or (b) in the case of a Domestic Subsidiary, a U.S. Borrower hereunder by entering into a joinder agreement to this Agreement in form and substance satisfactory to the Administrative Agent, and in either case to execute and deliver such documents, instruments and agreements and to take such other actions as such Agent shall require to evidence and perfect a Lien in favor of such Agent (for the benefit of the applicable Secured Parties) on all assets of such Person constituting Collateral, including delivery of such legal opinions, in form and substance satisfactory to such Agent, as it shall deem appropriate; provided that to the extent such Person is a Foreign Subsidiary that is a Canadian Subsidiary, its guaranty shall be limited to a guaranty of the Canadian Obligations and such Lien shall secure solely the Canadian Obligations.

10.1.10.                       Records and Accounts.  Maintain written records pertaining to (i) perishable agricultural commodities and by-products and/or farm products in their possession to which a constructive trust under PACA or PSA or a Lien under the California Producer’s Lien Law is applicable, (ii) goods supplied to the Canadian Borrower for which the supplier could assert a claim under Section 81.1. of the Bankruptcy and Insolvency Act (Canada) and (iii) products supplied to the Canadian Borrower for which a farmer, fisherman or aquaculturist, as applicable, could assert a claim under Section 81.2 of the Bankruptcy and Insolvency Act (Canada).

10.2.                     Negative Covenants.  As long as any U.S. Revolver Commitments, Canadian Commitments or Obligations are outstanding, Borrowers shall not, and shall cause each Subsidiary not to:

10.2.1.                              Permitted Debt.  Create, incur, guarantee or suffer to exist any Debt, except:

(a)                                 the Obligations;

(b)                                 Permitted Purchase Money Debt;

(c)                                  Borrowed Money (other than the Obligations and Permitted Purchase Money Debt), but only to the extent (i) outstanding on the Closing Date, (ii) not satisfied with proceeds of the initial Loans and (iii) described on Schedule 10.2.1;

(d)                                 Debt with respect to Bank Products incurred in the Ordinary Course of Business;

(e)                                  Permitted Contingent Obligations;

(f)                                   Refinancing Debt as long as each Refinancing Condition is satisfied;

(g)                                  Debt representing an Investment that is not prohibited by Section 10.2.5;

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(h)                                 intercompany Debt permitted by Section 10.2.7;

(i)                                     Debt represented by financed insurance premiums; provided that the aggregate outstanding amount of such Debt shall not exceed U.S.$1,000,000 at any time;

(j)                                    Debt representing deferred compensation to current or former employees, officers and directors of a Borrower or Subsidiary incurred in the Ordinary Course of Business; provided that the aggregate outstanding amount of such Debt shall not exceed U.S.$25,000,000 at any time;

(k)                                 Debt under any Seller Note; provided that (i) to the extent incurred, such Debt shall be outstanding for not more than two (2) Business Days after the incurrence thereof and (ii) the terms of such Seller Note shall be reasonably satisfactory to the Administrative Agent;

(l)                                     Debt under the Term Loan Agreement in an aggregate principal amount not to exceed $200,000,000 at any time (or such lesser amount after giving effect to any prepayments or amortization payments in respect thereof); and

(m)                             Debt that is not included in any of the preceding clauses of this Section, is not secured by a Lien and does not exceed U.S.$50,000,000 in the aggregate at any time.

10.2.2.                              Permitted Liens.  Create or suffer to exist any Lien upon any of its Property, except the following (collectively, “Permitted Liens”):

(a)                                 Liens in favor of the Applicable Agent;

(b)                                 Purchase Money Liens securing Permitted Purchase Money Debt or any Refinancing Debt with respect thereto;

(c)                                  Liens for Taxes that are not delinquent or that are being Properly Contested;

(d)                                 statutory Liens (other than (i) Liens for Taxes or imposed under ERISA, and (ii) except for those liens in respect of contribution amounts not yet due or payable to the pension fund, Liens imposed under the Pension Benefits Act (Ontario) or under applicable pension standards legislation of another Canadian jurisdiction) arising in the Ordinary Course of Business, but only if (i) payment of the obligations secured thereby is not delinquent or is being Properly Contested, and (ii) such Liens do not materially impair the value or use of the Property or materially impair operation of the business of any Borrower or Subsidiary;

(e)                                  Liens incurred or pledges or deposits made in the Ordinary Course of Business to secure the performance of tenders, bids, leases, contracts (except those relating to Borrowed Money), statutory obligations and other similar obligations, or arising as a result of progress payments under government contracts, as long as such Liens are at all times junior to the Applicable Agent’s Liens on Collateral;

(f)                                   Liens arising in the Ordinary Course of Business that are subject to Lien Waivers;

(g)                                  Liens arising by virtue of a judgment or judicial order against any Borrower or Subsidiary, or any Property of a Borrower or Subsidiary, as long as such Liens are (i) in existence for less than 30 consecutive days or being Properly Contested, and (ii) at all times junior to the Applicable Agent’s Liens on Collateral;

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(h)                                 easements, rights-of-way, restrictions, covenants or other agreements of record, and other similar charges or encumbrances on Real Estate, that do not secure any monetary obligation and do not interfere with the Ordinary Course of Business;

(i)                                     the reservations, limitations, provisos and conditions expressed in any original grants from Her Majesty The Queen in Right of Canada of real or immoveable property, which do not materially impair the use of the affected land for the purpose used or intended to be used by such Person;

(j)                                    title defects or irregularities that are of a minor nature and that in the aggregate do not materially impair the use of the affected property for the purpose for which it is used by such Person;

(k)                                 normal and customary rights of setoff upon deposits in favor of depository institutions, and Liens of a collecting bank on Payment Items in the course of collection;

(l)                                     carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the Ordinary Course of Business securing obligations that are not delinquent or that are being Properly Contested;

(m)                             pledges or deposits in the Ordinary Course of Business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(n)                                 existing Liens shown on Schedule 10.2.2 and any renewals or extensions thereof, provided that (i) the Property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased, (iii) the direct or any contingent obligor(s) with respect thereto is (are) not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by this Agreement; and

(o)                                 Liens on the Term Loan Collateral granted pursuant to the Term Loan Facility Documents and in respect of any Refinancing Debt in respect thereof (provided that such Liens are subject to the Intercreditor Agreement).

10.2.3.                              [Intentionally Omitted].

10.2.4.                              Distributions; Upstream Payments.  Declare or make any Distributions, except:

(a)                                 Upstream Payments; provided that any Upstream Payments by a Subsidiary (other than a Canadian Subsidiary that is a Subsidiary of the Canadian Borrower) to the Canadian Borrower shall not exceed U.S.$1,000,000 (or its equivalent in other currencies) in the aggregate during the term of this Agreement;

(b)                                 payments by any Borrower or Subsidiary in respect of withholding or similar Taxes payable by any future, present or former officer, director, manager or employee (or any spouse, former spouse, successor, executor, administrator, heir, legatee or distributee of any of the foregoing) and any repurchases of Equity Interests in consideration of such payments including deemed repurchases in connection with the exercise of stock options; provided that the aggregate amount of all cash payments made pursuant to this clause (b) shall not exceed $15,000,000 in any Fiscal Year; and

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(c)                                  UNFI may purchase or redeem in whole or in part any of its Equity Interests for another class of Equity Interests or rights to acquire its Equity Interests or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests of UNFI, provided that any terms and provisions material to the interests of the Lenders, when taken as a whole, contained in such other class of Equity Interests are at least as advantageous to the Lenders as those contained in the Equity Interests redeemed thereby.

Notwithstanding the foregoing, UNFI may make Distributions to the extent (i) (A) no Event of Default shall exist before or after giving effect to the proposed Distribution, (B) daily average Adjusted Aggregate Availability for the 30 consecutive days immediately before making the proposed Distribution, calculated on a pro forma basis after giving effect to such Distribution as if such Distribution had been made at the beginning of such 30 day period, is at least 12.5% of the Aggregate Borrowing Base, and (C) Borrowers have a Fixed Charge Coverage Ratio of at least 1.00:1.00 for the most recently completed period of four Fiscal Quarters for which financial statements have been provided pursuant to Section 10.1.2, calculated on a pro forma basis after giving effect to such Distribution as if such Distribution had been made at the beginning of such period of four Fiscal Quarters; provided that to the extent daily average Adjusted Aggregate Availability for the 30 consecutive days immediately before making the proposed Distribution, calculated on a pro forma basis after giving effect to such Distribution as if such Distribution had been made at the beginning of such 30 day period, is at least 17.5% of the Aggregate Borrowing Base, this clause (C) shall not be applicable, and (ii) UNFI shall have delivered to the Administrative Agent and each Lender a statement, certified by the principal financial or accounting officer of UNFI, setting forth, in reasonable detail, computations (determined in a manner reasonably acceptable to the Administrative Agent) evidencing satisfaction of the requirements set forth in clause (i) above.

10.2.5.                              Restricted Investments.  Make any Restricted Investment.

10.2.6.                              Disposition of Collateral.  Make any Asset Disposition with respect to any Collateral, except (a) a Permitted Collateral Disposition, (b) a transfer of Property to any Obligor that is not a Foreign Subsidiary, or (c) a transfer of Property to the Canadian Borrower by a Canadian Subsidiary that is a Foreign Subsidiary.

10.2.7.                              Loans.  Make any loans or other advances of money to any Person, except (a) advances to an officer or employee for salary, relocation expenses, travel and other business related expenses, commissions and similar items in the Ordinary Course of Business; (b) prepaid expenses and extensions of trade credit made in the Ordinary Course of Business; (c) deposits with financial institutions permitted hereunder; (d) as long as no Default or Event of Default exists, intercompany loans and advances by an Obligor to another Obligor; provided that (i) the aggregate principal amount of intercompany loans and advances by an Obligor to the Canadian Borrower shall not exceed U.S.$15,000,000 (plus any additional amounts necessary to enable the Canadian Borrower to make any prepayments required pursuant to Section 3.6) and (ii) any intercompany loans or advances by the Canadian Borrower to any other Obligor shall be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent; and (e) loans or advances constituting an Investment that is not prohibited by Section 10.2.5.

10.2.8.                              Restrictions on Payment of Certain Debt.  Make any payment (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to any Borrowed Money (other than the Obligations) prior to its due date under the agreements evidencing such Debt as in effect on the Closing Date or such later date when such Debt is incurred (or, in either case, as amended thereafter with the consent of Administrative Agent) other than:

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(a)                                 payments made with the proceeds of Refinancing Debt with respect thereto;

(b)                                 payments in respect of any Seller Note, so long as such payments are made concurrently with the expiration of such Seller Note; and

(c)                                  payments in respect of Debt under the Term Loan Agreement; so long as (i) both (A) daily average Adjusted Aggregate Availability for the 30 consecutive days immediately before making the proposed payment, calculated on a pro forma basis after giving effect to such payment as if such payment had been made at the beginning of such 30 day period, is at least 10% of the Aggregate Borrowing Base and (B) Borrowers have a Fixed Charge Coverage Ratio of at least 1.00:1.00 for the most recently completed period of four Fiscal Quarters for which financial statements have been provided pursuant to Section 10.1.2, calculated on a pro forma basis after giving effect to such payment as if such payment had been made at the beginning of such period of four Fiscal Quarters; provided that to the extent daily average Adjusted Aggregate Availability for the 30 consecutive days immediately before making the proposed payment, calculated on a pro forma basis after giving effect to such payment as if such payment had been made at the beginning of such 30 day period, is at least 15% of the Aggregate Borrowing Base, this clause (B) shall not be applicable, and (ii) UNFI shall have delivered to the Administrative Agent and each Lender a statement, certified by the principal financial or accounting officer of UNFI, setting forth, in reasonable detail, computations (determined in a manner reasonably acceptable to the Administrative Agent) evidencing satisfaction of the requirements set forth in clause (i) above.

10.2.9.                              Fundamental Changes.  (a) Without providing thirty (30) days’ prior written notice to the Administrative Agent, change its (i) name, (ii) tax, charter or other organizational identification number, or (iii) form or state of organization; (b) liquidate, wind up its affairs or dissolve itself; or (c) merge, combine, amalgamate or consolidate with any Person, whether in a single transaction or in a series of related transactions, except (i) any Subsidiary (other than the Canadian Borrower) may merge, combine, amalgamate or consolidate with a U.S. Borrower or Guarantor so long as a U.S. Borrower or Guarantor is the continuing or surviving Person, (ii) any Subsidiary that is not an Obligor may merge, combine, amalgamate or consolidate with a wholly-owned Domestic Subsidiary that is not an Obligor so long as a wholly-owned Domestic Subsidiary is the continuing or surviving Person, (iii) any Foreign Subsidiary (other than the Canadian Borrower) may (A) amalgamate under the laws of Canada with the Canadian Borrower, or (B) merge, combine, amalgamate or consolidate with a wholly-owned Foreign Subsidiary (other than the Canadian Borrower) so long as a wholly-owned Foreign Subsidiary is the continuing or surviving Person, (iv) liquidations, winding-up of affairs or dissolutions of Immaterial Subsidiaries (and corresponding distributions of assets) shall be permitted, (v) liquidations, winding-up of affairs or dissolutions of other Subsidiaries (and corresponding distributions of assets) shall be permitted, so long as all of the assets of such Subsidiaries are distributed to an Obligor, or (vi) in connection with Permitted Acquisitions or an Asset Disposition expressly permitted by this Agreement.

10.2.10.                       Subsidiaries.  Form or acquire any Subsidiary after the Closing Date, except in accordance with the applicable requirements set forth in Sections 10.1.9, 10.2.5 and 10.2.9; or permit any existing Subsidiary to issue any additional Equity Interests (other than in favor of an Obligor) except director’s qualifying shares.

10.2.11.                       Organic Documents.  Amend, modify or otherwise change any of its Organic Documents as in effect on the Closing Date in a manner that is adverse to the Lenders, except in connection with a transaction permitted under Section 10.2.9.

10.2.12.                       Tax Consolidation.  File or consent to the filing of any consolidated income tax return with any Person other than Borrowers and Subsidiaries.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

10.2.13.                       Accounting Changes.  Make any material change in accounting treatment or reporting practices, except as required or permitted by GAAP and in accordance with Section 1.2, or change its Fiscal Year.

10.2.14.                       Restrictive Agreements.  Become a party to any Restrictive Agreement, except a Restrictive Agreement (a) in effect on the Closing Date; (b) relating to secured Debt permitted hereunder, as long as the restrictions apply only to collateral for such Debt; or (c) constituting customary restrictions on assignment in leases and other contracts.

10.2.15.                       Hedging Agreements.  Enter into any Hedging Agreement, except in the Ordinary Course of Business for the purpose of hedging risks and not for speculative purposes.

10.2.16.                       Conduct of Business.  Engage in any business other than a Permitted Business.

10.2.17.                       Affiliate Transactions.  Enter into or be party to any transaction with an Affiliate, except:

(a)                                 transactions expressly permitted by the Loan Documents;

(b)                                 payment of reasonable compensation to officers and employees for services actually rendered and reasonable severance arrangements in the Ordinary Course of Business;

(c)                                  Distributions permitted by Section 10.2.4;

(d)                                 loans and advances permitted by Section 10.2.7;

(e)                                  payment of customary directors’ fees, reimbursement of expenses and indemnities in the Ordinary Course of Business;

(f)                                   transactions solely among Obligors, subject to the other restrictions set forth in this Agreement;

(g)                                  transactions with Affiliates that were consummated prior to the Closing Date, as shown on Schedule 10.2.17; and

(h)                                 transactions with Affiliates (other than the Excluded Subsidiary) in the Ordinary Course of Business, upon fair and reasonable terms no less favorable than would be obtained in a comparable arm’s-length transaction with a non-Affiliate.

10.2.18.                       Employee Benefit Plans.  Become party to any Multiemployer Plan, Canadian Plan that is a registered pension plan or pension plan (within the meaning of the Pension Benefits Act (Ontario) or under applicable pension standards legislation of another Canadian jurisdiction) or Foreign Plan, other than (a) any in existence on the Closing Date or (b) by reason of a Permitted Acquisition.

10.2.19.                       Excluded Subsidiary.  With respect to the Excluded Subsidiary, engage in any trade or business or own any assets (except as set forth on Schedule 9.1.25) or incur any Debt.

10.3.                     Financial Covenant.  As long as any U.S. Revolver Commitments, Canadian Commitments or Obligations are outstanding, Borrowers shall:

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

10.3.1.                              Fixed Charge Coverage Ratio.  Maintain a Fixed Charge Coverage Ratio of at least 1.00 to 1.00 as of the end of any period of four Fiscal Quarters while a Trigger Event is in effect, commencing with the most recent period for which financial statements were, or were required to be, delivered hereunder prior to the Trigger Event.

SECTION 11.                  EVENTS OF DEFAULT; REMEDIES ON DEFAULT

11.1.                     Events of Default.  Each of the following shall be an “Event of Default” hereunder, if the same shall occur for any reason whatsoever, whether voluntary or involuntary, by operation of law or otherwise:

(a)                                 A Borrower fails to pay any Obligations (or, in the case of the Canadian Borrower, any Canadian Obligations) when due (whether at stated maturity, on demand, upon acceleration or otherwise) and in the currency required hereunder;

(b)                                 Any representation, warranty or other written statement of an Obligor made in connection with any Loan Documents or transactions contemplated thereby is incorrect or misleading in any material respect when given;

(c)                                  A Borrower breaches or fail to perform any covenant contained in Section 7.2, 7.4, 8.1, 8.2.4, 8.2.5, 8.6.2, 10.1.1, 10.1.2, 10.2 or 10.3;

(d)                                 An Obligor breaches or fails to perform any other covenant contained in any Loan Documents, and such breach or failure is not cured within 30 days after a Senior Officer of such Obligor has knowledge thereof or receives notice thereof from Administrative Agent, whichever is sooner; provided, however, that such notice and opportunity to cure shall not apply if the breach or failure to perform is not capable of being cured within such period or is a willful breach by an Obligor;

(e)                                  A Guarantor repudiates, revokes or attempts to revoke its Guaranty; an Obligor or third party denies or contests the validity or enforceability of any Loan Documents or Obligations (or, in the case of the Canadian Borrower, the Canadian Obligations), or the perfection or priority of any Lien granted to any Agent; or any Loan Document ceases to be in full force or effect for any reason (other than a waiver or release by the Applicable Agent and the Applicable Lenders);

(f)                                   Any breach or default of an Obligor or any of its Subsidiaries occurs (i) under any Hedging Agreement to which it is a party or by which it is bound, if its liability upon termination would be in excess of U.S.$15,000,000, or (ii) under any document, instrument or agreement to which it is a party or by which it or any of its Properties is bound that relates to any Debt (other than the Obligations) in excess of U.S.$15,000,000, if the maturity of or any payment with respect to such Debt may be accelerated or demanded due to such breach;

(g)                                  Any judgment or order for the payment of money is entered against an Obligor or any of its Subsidiaries in an amount that exceeds, individually or cumulatively with all unsatisfied judgments or orders against all Obligors and Subsidiaries, U.S.$5,000,000 (net of insurance coverage therefor that has not been denied by the insurer), unless a stay of enforcement of such judgment or order is in effect, by reason of a pending appeal or otherwise;

(h)                                 A loss, theft, damage or destruction occurs with respect to any Collateral if (i) the amount not covered by insurance exceeds U.S.$7,500,000 and (ii) there is a resulting Overadvance that is not corrected in accordance with the provisions of Section 2.1.5;

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(i)                                     (i) An Obligor is enjoined, restrained or in any way prevented by any Governmental Authority from conducting any part of its business and such injunction, restraint or prevention could reasonably be expected to have a Material Adverse Effect; (ii) an Obligor suffers the loss, revocation or termination of any license, permit, lease or agreement necessary to its business, and such loss, revocation or termination could reasonably be expected to have a Material Adverse Effect; (iii) there is a cessation of any part of an Obligor’s business and such cessation of business could reasonably be expected to have a Material Adverse Effect; (iv) any Collateral or Property of an Obligor is taken or impaired through condemnation and such taking or impairment could reasonably be expected to have a Material Adverse Effect; (v) an Obligor agrees to or commences any liquidation, dissolution or winding up of its affairs, except as permitted by this Agreement; or (vi) an Obligor or any of its Subsidiaries (other than the Excluded Subsidiary or an Immaterial Subsidiary) is not Solvent;

(j)                                    An Insolvency Proceeding is commenced by an Obligor or any of its Subsidiaries (other than an Immaterial Subsidiary); an Obligor or any of its Subsidiaries (other than an Immaterial Subsidiary) makes an offer of settlement, extension or composition to its unsecured creditors generally; a trustee is appointed to take possession of any substantial Property of or to operate any of the business of an Obligor or any of its Subsidiaries (other than an Immaterial Subsidiary); or an Insolvency Proceeding is commenced against an Obligor or any of its Subsidiaries (other than an Immaterial Subsidiary) and:  the Obligor or such Subsidiary consents to institution of the proceeding, the petition commencing the proceeding is not timely contested by the Obligor or such Subsidiary, the petition is not dismissed within 60 days after filing, or an order for relief is entered in the proceeding;

(k)                                 (i) An ERISA Event (other than a complete or partial withdrawal from a Multiemployer Plan) occurs with respect to a Pension Plan or Multiemployer Plan that has resulted or could reasonably be expected to result in liability of an Obligor to a Pension Plan, Multiemployer Plan or PBGC in excess of U.S.$10,000,000 or that constitutes grounds for appointment of a trustee for or termination by the PBGC of any Pension Plan or Multiemployer Plan; or an Obligor or ERISA Affiliate fails to pay when due any installment payment with respect to withdrawal liability assessed in an aggregate total amount in excess of U.S.$10,000,000 under Section 4201 of ERISA under a Multiemployer Plan; (ii) a Canadian Pension Event occurs with respect to a Canadian Plan that could, in the Administrative Agent’s good faith judgment, subject the Canadian Borrower or any of its Subsidiaries to any tax, penalty or other liabilities under the Pension Benefits Act (Ontario) or applicable pension standards legislation of another Canadian jurisdiction or under the Income Tax Act (Canada) in excess of U.S.$10,000,000, or if the Canadian Borrower or any of its Subsidiaries is in default with respect to required payments to a Canadian Plan or any Lien arises (save for contribution amounts not yet due or payable to a Canadian Plan) in connection with any Canadian Plan; or (iii) any event similar to the foregoing occurs or exists with respect to a Foreign Plan;

(l)                                     An Obligor or any of its Senior Officers is convicted for (i) a felony committed in the conduct of the Obligor’s business, or (ii) violating any state, federal, provincial or territorial law (including the Controlled Substances Act, Money Laundering Control Act of 1986 and Illegal Exportation of War Materials Act), in either case that could lead to forfeiture of any material Property or any Collateral; or

(m)                             A Change of Control occurs.

11.2.                     Remedies upon Default.  If an Event of Default described in Section 11.1(j) occurs, then to the extent permitted by Applicable Law, all Obligations (other than Secured Bank Product Obligations) automatically shall become due and payable and all U.S. Revolver Commitments and Canadian Commitments shall terminate, without any action by any Agent or notice of any kind.  In

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

addition, or if any other Event of Default exists, the Applicable Agent may in its discretion (and shall upon written direction of Required Lenders) do any one or more of the following from time to time:

(a)                                 declare any Obligations (other than Secured Bank Product Obligations) immediately due and payable, whereupon they shall be due and payable without diligence, presentment, demand, protest or notice of any kind, all of which are hereby waived by Borrowers to the fullest extent permitted by law;

(b)                                 terminate, reduce or condition any U.S. Revolver Commitment, Canadian Commitments or make any adjustment to the U.S. Revolver Borrowing Base or the Canadian Borrowing Base;

(c)                                  require Obligors to Cash Collateralize LC Obligations, Secured Bank Product Obligations and other Obligations that are contingent or not yet due and payable, and, if Obligors fail promptly to deposit such Cash Collateral, the Applicable Agent may (and shall upon the direction of Required Lenders) advance the required Cash Collateral as U.S. Revolver Loans or Canadian Loans, as applicable (whether or not a U.S. Revolver Overadvance or Canadian Overadvance exists or is created thereby, or the conditions in Section 6 are satisfied); and

(d)                                 exercise any other rights or remedies afforded under any agreement, by law, at equity or otherwise, including the rights and remedies of a secured party under the UCC or PPSA, as applicable.  Such rights and remedies include the rights to (i) take possession of any Collateral; (ii) require Borrowers to assemble Collateral, at Borrowers’ expense, and make it available to the Applicable Agent at a place designated by the Applicable Agent; (iii) enter any premises where Collateral is located and store Collateral on such premises until sold (and if the premises are owned or leased by a Borrower, Borrowers agree not to charge for such storage); and (iv) sell or otherwise dispose of any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale, with such notice as may be required by Applicable Law, in lots or in bulk, at such locations, all as the Applicable Agent, in its discretion, deems advisable.  Each Borrower agrees that 10 days’ notice of any proposed sale or other disposition of Collateral by the Applicable Agent shall be reasonable, and that any sale conducted on the internet or to a licensor of Intellectual Property shall be commercially reasonable.  The Applicable Agent shall have the right to conduct such sales on any Obligor’s premises, without charge, and any sales may be adjourned from time to time in accordance with Applicable Law.  The Applicable Agent shall have the right to sell, lease or otherwise dispose of any Collateral for cash, credit or any combination thereof, and any Agent may purchase any Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of the purchase price, may credit bid and setoff the amount of such price against the Obligations.

11.3.                     License.  Each Agent is hereby granted an irrevocable, non-exclusive license or other right to use, license or sub-license (without payment of royalty or other compensation to any Person) any or all Intellectual Property of Borrowers, computer hardware and software, trade secrets, brochures, customer lists, promotional and advertising materials, labels, packaging materials and other Property, in advertising for sale, marketing, selling, collecting, completing manufacture of, or otherwise exercising any rights or remedies with respect to, any Collateral.  Each Borrower’s rights and interests under Intellectual Property shall inure to each Agent’s benefit.

11.4.                     Setoff.  At any time during an Event of Default, Agents, Issuing Banks, Lenders, and any of their Affiliates are authorized, to the fullest extent permitted by Applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Agent, such Issuing Bank, such Lender or such Affiliate to or for the credit or the account of an Obligor against any

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Obligations (subject to Section 4.5), irrespective of whether or not such Agent, such Issuing Bank, such Lender or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or are owed to a branch or office of such Agent, such Issuing Bank, such Lender or such Affiliate different from the branch or office holding such deposit or obligated on such indebtedness.  The rights of each Agent, each Issuing Bank, each Lender and each such Affiliate under this Section are in addition to other rights and remedies (including other rights of setoff) that such Person may have.

11.5.                     Remedies Cumulative; No Waiver.

11.5.1.                              Cumulative Rights.  All agreements, warranties, guaranties, indemnities and other undertakings of Borrowers under the Loan Documents are cumulative and not in derogation of each other.  The rights and remedies of Agents and Lenders are cumulative, may be exercised at any time and from time to time, concurrently or in any order, and are not exclusive of any other rights or remedies available by agreement, by law, at equity or otherwise.  All such rights and remedies shall continue in full force and effect until Full Payment of all Obligations.

11.5.2.                              Waivers.  No waiver or course of dealing shall be established by (a) the failure or delay of any Agent or any Lender to require strict performance by Borrowers with any terms of the Loan Documents, or to exercise any rights or remedies with respect to Collateral or otherwise; (b) the making of any Loan or issuance of any Letter of Credit during a Default, Event of Default or other failure to satisfy any conditions precedent; or (c) acceptance by any Agent or any Lender of any payment or performance by an Obligor under any Loan Documents in a manner other than that specified therein.  It is expressly acknowledged by Borrowers that any failure to satisfy a financial covenant on a measurement date shall not be cured or remedied by satisfaction of such covenant on a subsequent date.

SECTION 12.                  AGENTS

12.1.                     Appointment, Authority and Duties of Agents.

12.1.1.                              Appointment and Authority.

(a)                                 Appointment and Authority of Administrative Agent.  Each Secured Party appoints and designates Bank of America as Administrative Agent under all Loan Documents.  Administrative Agent may, and each Secured Party authorizes Administrative Agent to, enter into all Loan Documents to which Administrative Agent is intended to be a party and accept all applicable Security Documents, for the benefit of Secured Parties.  Any action taken by Administrative Agent in accordance with the provisions of the Loan Documents, and the exercise by Administrative Agent of any rights or remedies set forth therein, together with all other powers reasonably incidental thereto, shall be authorized by and binding upon all Secured Parties.  Without limiting the generality of the foregoing, Administrative Agent shall have the sole and exclusive authority to (i) act as the disbursing and collecting agent for U.S. Revolver Lenders with respect to all payments and collections arising in connection with the Loan Documents; (ii) execute and deliver as Administrative Agent each Loan Document, including any intercreditor or subordination agreement, and accept delivery of each Loan Document; (iii) act as collateral agent for Secured Parties for purposes of perfecting and administering Liens under the Loan Documents (other than Liens granted by the Canadian Borrower or any Canadian Subsidiary that is a Foreign Subsidiary), and for all other purposes stated therein; (iv) manage, supervise or otherwise deal with Collateral (other than Collateral consisting of assets of the Canadian Borrower or any Canadian Subsidiary that is a Foreign Subsidiary); and (v) take any Enforcement Action or otherwise exercise any rights or remedies with respect to any Collateral (other than Collateral consisting of assets of the Canadian Borrower or any Canadian Subsidiary that is a Foreign Subsidiary) or under any Loan

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Documents (other than any Canadian Security Documents), Applicable Law or otherwise.  Administrative Agent alone shall be authorized to determine whether any Account or Inventory constitutes an Eligible Account or Eligible Inventory, whether to impose or release any reserve, or whether any conditions to funding or to issuance of a Letter of Credit for the account or benefit of any U.S. Borrower have been satisfied, which determinations and judgments, if exercised in good faith, shall exonerate Administrative Agent from liability to any Secured Party or other Person for any error in judgment.

(b)                                 Appointment and Authority of Canadian Agent.  Each Secured Party also appoints and designates Bank of America-Canada Branch as Canadian Agent under all Loan Documents.  Canadian Agent may, and each Secured Party authorizes Canadian Agent to, enter into all Loan Documents to which Canadian Agent is intended to be a party and accept all applicable Security Documents, for the benefit of Secured Parties.  Any action taken by Canadian Agent in accordance with the provisions of the Loan Documents, and the exercise by Canadian Agent of any rights or remedies set forth therein, together with all other powers reasonably incidental thereto, shall be authorized by and binding upon all Secured Parties.  Without limiting the generality of the foregoing, Canadian Agent shall have the sole and exclusive authority to (i) act as the disbursing and collecting agent for Canadian Lenders with respect to all payments and collections arising in connection with the Loan Documents in respect of the Canadian Borrower; (ii) execute and deliver as Canadian Agent each Loan Document, including any intercreditor or subordination agreement, and accept delivery of each Loan Document; (iii) act as collateral agent for Secured Parties for purposes of perfecting and administering Liens under the Loan Documents granted by the Canadian Borrower or any Canadian Subsidiary that is a Foreign Subsidiary, and for all other purposes stated therein; (iv) manage, supervise or otherwise deal with Collateral consisting of assets of the Canadian Borrower or any Canadian Subsidiary that is a Foreign Subsidiary; and (v) take any Enforcement Action or otherwise exercise any rights or remedies with respect to any Collateral consisting of assets of the Canadian Borrower or any Canadian Subsidiary that is a Foreign Subsidiary or under any Canadian Security Document, Applicable Law or otherwise.  Canadian Agent alone shall be authorized to determine whether any conditions to funding or to issuance of a Letter of Credit for the account or benefit of the Canadian Borrower have been satisfied, which determinations and judgments, if exercised in good faith, shall exonerate Canadian Agent from liability to any Secured Party or other Person for any error in judgment.

12.1.2.                              Duties.  The titles of “Agent,” “Administrative Agent” and “Canadian Agent” are used solely as a matter of market custom and the duties of each Agent are administrative in nature only.  No Agent has any duties except those expressly set forth in the Loan Documents, and in no event does any Agent have any agency, fiduciary or implied duty to or relationship with any Secured Party or other Person by reason of any Loan Document or related transaction.  The conferral upon any Agent of any right shall not imply a duty to exercise such right, unless instructed to do so by Lenders in accordance with this Agreement.

12.1.3.                              Agent Professionals.  Agents may perform their duties through agents and employees.  Agents may consult with and employ Agent Professionals, and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by an Agent Professional.  No Agent shall be responsible for the negligence or misconduct of any agents, employees or Agent Professionals selected by it with reasonable care.

12.1.4.                              Instructions of Required Lenders.  The rights and remedies conferred upon any Agent under the Loan Documents may be exercised without the necessity of joinder of any other party, unless required by Applicable Law.  In determining compliance with a condition for any action hereunder, including satisfaction of any condition in Section 6, the Applicable Agent may presume that the condition is satisfactory to a Secured Party unless such Agent has received notice to the contrary from such Secured Party before such Agent takes the action. The Applicable Agent may request instructions

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

from Required Lenders or other Secured Parties (or such other number of Lenders as may be required) with respect to any act (including the failure to act) in connection with any Loan Documents or Collateral, and may seek assurances to its satisfaction from Secured Parties of their indemnification obligations against Claims that could be incurred by such Agent.  Each Agent may refrain from any act until it has received such instructions or assurances, and shall not incur liability to any Person by reason of so refraining.  Instructions of Required Lenders (or such other number of Lenders as may be required) shall be binding upon all Secured Parties, and no Secured Party shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting pursuant to instructions of Required Lenders.  Notwithstanding the foregoing, instructions by and consent of specific parties shall be required to the extent provided in Section 14.1.1.  In no event shall any Agent be required to take any action that it determines in its discretion is contrary to Applicable Law or any Loan Documents or could subject any Agent Indemnitee to liability.

12.1.5.                              Québec Collateral.

(a)                                 For greater certainty, and without limiting the powers of the Canadian Agent or any other Person acting as mandatary (agent) of the Canadian Agent, each of the Secured Parties hereby irrevocably constitutes the Canadian Agent as the holder of an irrevocable power of attorney (fondé de pouvoir within the meaning of Article 2692 of the Civil Code of Québec) in order to hold hypothecs and security granted by any Obligor on property pursuant to the laws of the Province of Québec in order to secure obligations of any Obligor under any bond, debenture or similar title of indebtedness, issued by any Obligor, and hereby agrees that the Canadian Agent, may act as the bondholder and mandatary (i.e. agent) with respect to any shares, capital stock or other securities or any bond, debenture or similar title of indebtedness that may be issued by any Obligor and pledged in favor of the Canadian Agent, for the benefit of the Secured Parties. The execution by the Canadian Agent, acting as fondé de pouvoir and mandatary, prior to the Closing Date, of any deeds of hypothec or other security documents is hereby ratified and confirmed.

(b)                                 Notwithstanding the provisions of Section 32 of An Act respecting the special powers of legal persons (Québec), the Canadian Agent may acquire and be the holder of any bond or debenture issued by any Obligor (i.e. the fondé de pouvoir may acquire and hold the first bond issued under any deed of hypothec by any Obligor).

(c)                                  The constitution of the Canadian Agent as fondé de pouvoir and as bondholder and mandatary with respect to any bond, debenture, shares, capital stock or other securities that may be issued and pledged from time to time to the Canadian Agent for the benefit of the Secured Parties, shall be deemed to have been ratified and confirmed by each Person accepting an assignment of, a participation in or an arrangement in respect of, all or any portion of any Secured Parties’ rights and obligations under this Agreement by the execution of an assignment, including an assignment or other agreement pursuant to which it becomes such assignee or participant, and by each successor Canadian Agent by the execution of an assignment or other agreement, or by the compliance with other formalities, as the case may be, pursuant to which it becomes a successor Canadian Agent under this Agreement.

12.1.6.                              The Canadian Agent acting as fondé de pouvoir shall have the same rights, powers, immunities, indemnities and exclusions from liability as are prescribed in favor of the Canadian Agent herein, which shall apply mutatis mutandis to the Canadian Agent acting as fondé de pouvoir.

12.2.                     Agreements Regarding Collateral and Borrower Materials.

12.2.1.                              Releases; Care of Collateral.  Secured Parties authorize the Applicable Agent (a) to release any Lien with respect to any Collateral (i) upon Full Payment of the Obligations; (ii) that is

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

the subject of an Asset Disposition that the Borrowers certify in writing to Administrative Agent is a Permitted Collateral Disposition or a Lien that the Borrowers certify is a Permitted Lien entitled to priority over the Applicable Agent’s Liens (and the Applicable Agent may rely conclusively on any such certificate without further inquiry); (iii) that does not constitute a material part of the Collateral; or (iv) subject to Section 14.1, with the consent of all Required Lenders, and (b) to release any Guarantor from its obligations under the Loan Documents if (i) such Person becomes an Immaterial Subsidiary, or (ii) such Person ceases to be a Subsidiary as a result of a transaction expressly permitted under the Loan Documents.  Secured Parties authorize the Applicable Agent to subordinate its Liens to any Purchase Money Lien or other Lien entitled to priority hereunder.  No Agent shall have any obligation to assure that any Collateral exists or is owned by an Obligor, or is cared for, protected or insured, nor to assure that the Applicable Agent’s Liens have been properly created, perfected or enforced, or are entitled to any particular priority, nor to exercise any duty of care with respect to any Collateral.

12.2.2.                              Possession of Collateral.  Agents and Secured Parties appoint each Lender as agent (for the benefit of Secured Parties) for the purpose of perfecting Liens in any Collateral held or controlled by such Lender, to the extent such Liens are perfected by possession or control.  If any Lender obtains possession or control of any Collateral, it shall notify Administrative Agent thereof and, promptly upon Administrative Agent’s request, deliver such Collateral to the Applicable Agent or otherwise deal with it in accordance with Administrative Agent’s instructions.

12.2.3.                              Reports.  Administrative Agent shall promptly provide to Lenders, when complete, any field examination, audit or appraisal report prepared for any Agent with respect to any Obligor or Collateral (“Report”).  Reports and other Borrower Materials may be made available to Lenders by providing access to them on the Platform, but Administrative Agent shall not be responsible for system failures or access issues that may occur from time to time.  Each Lender agrees (a) that Reports are not intended to be comprehensive audits or examinations, and that any Agent or any other Person performing an audit or examination will inspect only specific information regarding the Obligations or Collateral and will rely significantly upon Borrowers’ books, records and representations; (b) that Administrative Agent makes no representation or warranty as to the accuracy or completeness of any Borrower Materials and shall not be liable for any information contained in or omitted from any Borrower Materials, including any Report; and (c) to keep all Borrower Materials confidential and strictly for such Lender’s internal use, not to distribute any Report or other Borrower Materials (or the contents thereof) to any Person (except to such Lender’s Participants, attorneys, accountants and to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Lender or its Affiliates), and to use all Borrower Materials solely for administration of the Obligations.  Each Lender shall indemnify and hold harmless each Agent and any other Person preparing a Report from any action such Lender may take as a result of or any conclusion it may draw from any Borrower Materials, as well as from any Claims arising as a direct or indirect result of Administrative Agent furnishing same to such Lender, via the Platform or otherwise.

12.3.                     Reliance By Agents.  Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any certification, notice or other communication (including those by telephone, telex, telegram, telecopy or e-mail) believed by it to be genuine and correct and to have been signed, sent or made by the proper Person.  Each Agent shall have a reasonable and practicable amount of time to act upon any instruction, notice or other communication under any Loan Document, and shall not be liable for any delay in acting.

12.4.                     Action Upon Default.  No Agent shall be deemed to have knowledge of any Default or Event of Default, or of any failure to satisfy any conditions in Section 6, unless it has received written notice from a Borrower or Required Lenders specifying the occurrence and nature thereof.  If any Lender acquires knowledge of a Default, Event of Default or failure of such conditions, it shall promptly notify

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Administrative Agent and the other Lenders thereof in writing.  Each Secured Party agrees that, except as otherwise provided in any Loan Documents or with the written consent of Administrative Agent and Required Lenders, it will not take any Enforcement Action, accelerate Obligations (other than Secured Bank Product Obligations), or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC and PPSA sales or other similar dispositions of Collateral or to assert any rights relating to any Collateral.

12.5.                     Ratable Sharing.  If any Lender shall obtain any payment or reduction of any Obligation, whether through setoff or otherwise, in excess of its share of such Obligation, determined on a Pro Rata basis or in accordance with Section 5.6.2, as applicable, such Lender shall forthwith purchase from the Applicable Agent, the applicable Issuing Bank and the other Applicable Lenders such participations in the affected Obligation as are necessary to cause the purchasing Lender to share the excess payment or reduction on a Pro Rata basis or in accordance with Section 5.6.2, as applicable.  If any of such payment or reduction is thereafter recovered from the purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.  Notwithstanding the foregoing, if a Defaulting Lender obtains a payment or reduction of any Obligation, it shall immediately turn over the amount thereof to the Applicable Agent for application under Section 4.2.2 and it shall provide a written statement to the Applicable Agent describing the Obligation affected by such payment or reduction.  No Lender shall setoff against any Dominion Account without the prior consent of the Applicable Agent.

12.6.                     Indemnification.  EACH SECURED PARTY SHALL INDEMNIFY AND HOLD HARMLESS AGENT INDEMNITEES AND ISSUING BANK INDEMNITEES, TO THE EXTENT NOT REIMBURSED BY OBLIGORS, ON A PRO RATA BASIS, AGAINST ALL CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY SUCH INDEMNITEE, PROVIDED THAT ANY CLAIM AGAINST AN AGENT INDEMNITEE RELATES TO OR ARISES FROM ITS ACTING AS OR FOR ANY AGENT (IN THE CAPACITY OF AN AGENT).  In no event shall any Lender have any obligation to indemnify or hold harmless an Agent Indemnitee or Issuing Bank Indemnitee with respect to a Claim that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct of such Indemnitee.  In the Applicable Agent’s discretion, it may reserve for any Claims made against an Agent Indemnitee or Issuing Bank Indemnitee, and may satisfy any judgment, order or settlement relating thereto, from proceeds of Collateral prior to making any distribution of Collateral proceeds to Secured Parties.  If any Agent is sued by any receiver, bankruptcy trustee, debtor-in-possession or other Person for any alleged preference or fraudulent transfer, then any monies paid by such Agent in settlement or satisfaction of such proceeding, together with all interest, costs and expenses (including attorneys’ fees) incurred in the defense of same, shall be promptly reimbursed to such Agent by each Secured Party to the extent of its Pro Rata share.

12.7.                     Limitation on Responsibilities of Agents.  No Agent shall be liable to any Secured Party for any action taken or omitted to be taken under the Loan Documents, except for losses directly and solely caused by such Agent’s gross negligence or willful misconduct.  No Agent assumes any responsibility for any failure or delay in performance or any breach by any Obligor, Lender or other Secured Party of any obligations under the Loan Documents.  No Agent makes any express or implied representation, warranty or guarantee to Secured Parties with respect to any Obligations, Collateral, Liens, Loan Documents or Obligor.  No Agent Indemnitee shall be responsible to Secured Parties for any recitals, statements, information, representations or warranties contained in any Loan Documents or Borrower Materials; the execution, validity, genuineness, effectiveness or enforceability of any Loan Documents; the genuineness, enforceability, collectibility, value, sufficiency, location or existence of any Collateral, or the validity, extent, perfection or priority of any Lien therein; the validity, enforceability or collectibility of any Obligations; or the assets, liabilities, financial condition, results of operations,

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

business, creditworthiness or legal status of any Obligor or Account Debtor.  No Agent Indemnitee shall have any obligation to any Secured Party to ascertain or inquire into the existence of any Default or Event of Default, the observance by any Obligor of any terms of the Loan Documents, or the satisfaction of any conditions precedent contained in any Loan Documents.

12.8.                     Successor Agents and Co-Agents.

12.8.1.                              Resignation; Successor Agents.  Each Agent may resign at any time by giving at least 30 days’ written notice thereof to the Applicable Lenders and Borrowers.  Upon receipt of such notice, Required Lenders shall have the right to appoint a successor Administrative Agent or Canadian Agent, as the case may be, which shall be (a) a Lender or an Affiliate of a Lender; or (b) a financial institution reasonably acceptable to Required Lenders and (provided no Default or Event of Default exists) Borrowers.  If no successor agent is appointed prior to the effective date of the resignation of Administrative Agent or Canadian Agent, then Administrative Agent or Canadian Agent may appoint a successor agent that is a financial institution reasonably acceptable to it, which shall be a Lender unless no Lender accepts the role or in the absence of such appointment, Required Lenders shall on such date assume all rights and duties of such Agent hereunder.  Upon acceptance by a successor Administrative Agent or Canadian Agent of its appointment hereunder, such successor Administrative Agent or Canadian Agent shall thereupon succeed to and become vested with all the powers and duties of the retiring Administrative Agent or Canadian Agent without further act, and the retiring Administrative Agent or Canadian Agent shall be discharged from its duties and obligations hereunder but shall continue to have all rights and protections under the Loan Documents with respect to actions taken or omitted to be taken by it while Agent, including the benefits of the indemnification set forth in Sections 12.6 and 14.2.  Notwithstanding any Agent’s resignation, the provisions of this Section 12 shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while Administrative Agent or Canadian Agent.  Any successor to Bank of America or Bank of America-Canada Branch by merger, amalgamation or acquisition of stock or this loan shall continue to be Administrative Agent or Canadian Agent, as the case may be, hereunder without further act on the part of any Secured Party or Obligor.

If the Person serving as Administrative Agent or Canadian Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Borrower Agent and such Person remove such Person as Administrative Agent or Canadian Agent, as applicable, and, in consultation with the Borrower Agent, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

12.8.2.                              Co-Collateral Agent.  If necessary or appropriate under Applicable Law, any Agent may appoint a Person to serve as a co-collateral agent or separate collateral agent under any Loan Document.  Each right and remedy intended to be available to such Agent under such Loan Document shall also be vested in such agent.  Secured Parties shall execute and deliver any instrument or agreement that the Applicable Agent may request to effect such appointment.  If the agent shall die, dissolve, become incapable of acting, resign or be removed, then all the rights and remedies of such agent, to the extent permitted by Applicable Law, shall vest in and be exercised by the Applicable Agent until appointment of a new agent.

12.9.                     Due Diligence and Non-Reliance.  Each Lender acknowledges and agrees that it has, independently and without reliance upon any Agent or any other Lenders, and based upon such documents, information and analyses as it has deemed appropriate, made its own credit analysis of each Obligor and its own decision to enter into this Agreement and to fund Loans and participate in LC

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Obligations hereunder.  Each Secured Party has made such inquiries as it feels necessary concerning the Loan Documents, Collateral and Obligors.  Each Secured Party acknowledges and agrees that the other Secured Parties have made no representations or warranties concerning any Obligor, any Collateral or the legality, validity, sufficiency or enforceability of any Loan Documents or Obligations.  Each Secured Party will, independently and without reliance upon any other Secured Party, and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in making Loans and participating in LC Obligations, and in taking or refraining from any action under any Loan Documents.  Except for notices, reports and other information expressly requested by a Lender, no Agent shall have any duty or responsibility to provide any Secured Party with any notices, reports or certificates furnished to such Agent by any Obligor or any credit or other information concerning the affairs, financial condition, business or Properties of any Obligor (or any of its Affiliates) which may come into possession of such Agent or its Affiliates.

12.10.              Remittance of Payments and Collections.

12.10.1.                       Remittances Generally.  All payments by any Lender to the Applicable Agent shall be made by the time and on the day set forth in this Agreement, in immediately available funds.  If no time for payment is specified or if payment is due on demand by the Applicable Agent and request for payment is made by the Applicable Agent by 11:00 a.m. on a Business Day, payment shall be made by Lender not later than 2:00 p.m. on such day, and if request is made after 11:00 a.m., then payment shall be made by 11:00 a.m. on the next Business Day.  Payment by any Agent to any Secured Party shall be made by wire transfer, in the type of funds received by such Agent.  Any such payment shall be subject to such Agent’s right of offset for any amounts due from such payee under the Loan Documents.

12.10.2.                       Failure to Pay.  If any Secured Party fails to pay any amount when due by it to the Applicable Agent pursuant to the terms hereof, such amount shall bear interest from the due date until paid in full at the greater of the Federal Funds Rate or the rate determined by such Agent as customary for interbank compensation for two Business Days and thereafter at the Default Rate for Base Rate Loans.  In no event shall Borrowers be entitled to receive credit for any interest paid by a Secured Party to any Agent, nor shall any Defaulting Lender be entitled to interest on any amounts held by any Agent pursuant to Section 4.2.

12.10.3.                       Recovery of Payments.  If any Agent pays any amount to a Secured Party in the expectation that a related payment will be received by such Agent from an Obligor and such related payment is not received, then such Agent may recover such amount from each Secured Party that received it.  If any Agent determines that an amount received by it must be returned or paid to an Obligor or other Person pursuant to Applicable Law or otherwise, then, notwithstanding any other term of any Loan Document, such Agent shall not be required to distribute such amount to any Secured Party.  If any amounts received and applied by any Agent to any Obligations are later required to be returned by such Agent pursuant to Applicable Law, each Lender shall pay to such Agent, on demand, such Lender’s Pro Rata share of the amounts required to be returned.

12.11.              Individual Capacities.  As a U.S. Revolver Lender, Bank of America, and as a Canadian Lender, Bank of America-Canada Branch, each shall have the same rights and remedies under the Loan Documents as any other U.S. Revolver Lender or Canadian Lender, as the case may be, and the terms “Lenders,” “U.S. Revolver Lenders,” “Canadian Lenders,” “Required Lenders” or any similar term shall include Bank of America in its capacity as a U.S. Revolver Lender and Bank of America-Canada Branch in its capacity as a Canadian Lender, as the case may be.  Agents, Lenders and their Affiliates may accept deposits from, lend money to, provide Bank Products to, act as financial or other advisor to, and generally engage in any kind of business with, Obligors and their Affiliates, as if they were not Agents or Lenders hereunder, without any duty to account therefor to any Secured Party.  In their individual capacities,

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Agents, Lenders and their Affiliates may receive information regarding Obligors, their Affiliates and their Account Debtors (including information subject to confidentiality obligations), and shall have no obligation to provide such information to any Secured Party.

12.12.              Agent Titles.  Each Lender, other than Bank of America and Bank of America-Canada Branch, that is designated (on the cover page of this Agreement or otherwise) by Bank of America as an “Agent,” “Arranger” or “Bookrunner” of any type shall not have any right, power, responsibility or duty under any Loan Documents other than those applicable to all Lenders, and shall in no event have any fiduciary duty to any Secured Party.

12.13.              Bank Product Providers.  Each Secured Bank Product Provider, by delivery of a notice to Administrative Agent of a Bank Product, agrees to be bound by the Loan Documents, including Sections 5.6, 14.3.3 and this Section 12.  Each Secured Bank Product Provider shall indemnify and hold harmless Agent Indemnitees, to the extent not reimbursed by Obligors, against all Claims that may be incurred by or asserted against any Agent Indemnitee in connection with such provider’s Secured Bank Product Obligations.

12.14.              No Third Party Beneficiaries.  This Section 12 is an agreement solely among Secured Parties and Agents, and shall survive Full Payment of the Obligations.  This Section 12 does not confer any rights or benefits upon Borrowers or any other Person.  As between Borrowers and any Agent, any action that any Agent may take under any Loan Documents or with respect to any Obligations shall be conclusively presumed to have been authorized and directed by Secured Parties.

SECTION 13.                  BENEFIT OF AGREEMENT; ASSIGNMENTS

13.1.                     Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of Borrowers, Agents, Lenders, Secured Parties, and their respective successors and assigns, except that (a) no Borrower shall have the right to assign its rights or delegate its obligations under any Loan Documents; and (b) any assignment by a Lender must be made in compliance with Section 13.3.  Agents may treat the Person which made any Loan as the owner thereof for all purposes until such Person makes an assignment in accordance with Section 13.3.  Any authorization or consent of a Lender shall be conclusive and binding on any subsequent transferee or assignee of such Lender.

13.2.                     Participations.

13.2.1.                              Permitted Participants; Effect.  Subject to Section 13.3.3, any Lender may sell to a financial institution or other entity (“Participant”) a participating interest in the rights and obligations of such Lender under any Loan Documents.  Despite any sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for performance of such obligations, such Lender shall remain the holder of its Loans, U.S. Revolver Commitments and Canadian Commitments for all purposes, all amounts payable by Borrowers shall be determined as if such Lender had not sold such participating interests, and Borrowers and Agents shall continue to deal solely and directly with such Lender in connection with the Loan Documents.  Each Lender shall be solely responsible for notifying its Participants of any matters under the Loan Documents, and Agents and the other Lenders shall not have any obligation or liability to any such Participant.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.9 unless Borrowers agree otherwise in writing.  A Participant that would be a Canadian Lender if it were a Lender, and that is a non-resident of Canada for purposes of Part XIII of the Income Tax Act (Canada) (or lends to the Canadian Borrower hereunder from a lending office outside Canada) shall not be entitled to the benefits of Section 5.9 unless the Canadian Borrower agrees otherwise in writing.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

13.2.2.                              Voting Rights.  Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, waiver or other modification of any Loan Documents other than that which forgives principal, interest or fees, reduces the stated interest rate or fees payable with respect to any Loan, U.S. Revolver Commitment or Canadian Commitment in which such Participant has an interest, postpones the Applicable Commitment Termination Date or any date fixed for any regularly scheduled payment of principal, interest or fees on such Loan, U.S. Revolver Commitment or Canadian Commitment, or releases any Borrower, Guarantor or substantially all Collateral.

13.2.3.                              Participant Register.  Each Lender that sells a participation shall, acting as a non-fiduciary agent of Borrowers (solely for tax purposes), maintain a register in which it enters the Participant’s name, address and interest in U.S. Revolver Commitments, Canadian Commitments, Loans (and stated interest) and LC Obligations.  Entries in the register shall be conclusive, absent manifest error, and such Lender shall treat each Person recorded in the register as the owner of the participation for all purposes, notwithstanding any notice to the contrary.  No Lender shall have an obligation to disclose any information in such register except to the extent necessary to establish that a Participant’s interest is in registered form under the Code.

13.2.4.                              Benefit of Setoff.  Borrowers agree that each Participant shall have a right of setoff in respect of its participating interest to the same extent as if such interest were owing directly to a Lender, and each Lender shall also retain the right of setoff with respect to any participating interests sold by it.  By exercising any right of setoff, a Participant agrees to share with Lenders all amounts received through its setoff, in accordance with Section 12.5 as if such Participant were a Lender.

13.3.                     Assignments.

13.3.1.                              Permitted Assignments.  A Lender may assign to an Eligible Assignee any of its rights and obligations under the Loan Documents, as long as (a) each assignment is of a constant, and not a varying, percentage of the transferor Lender’s rights and obligations under the Loan Documents and, in the case of a partial assignment, is in a minimum principal amount of U.S.$10,000,000 (unless otherwise agreed by Administrative Agent in its discretion) and integral multiples of U.S.$5,000,000 in excess of that amount; (b) except in the case of an assignment in whole of a Lender’s rights and obligations, the aggregate amount of (i) the U.S. Revolver Commitments retained by the transferor Lender is at least U.S.$10,000,000 (unless otherwise agreed by Administrative Agent in its discretion) and (ii) the Canadian Commitments retained by the transferor Lender is equal to an amount such that the ratio of the U.S. Revolver Commitments retained by the transferor Lender to the Canadian Commitments retained by the transferor Lender is equal to the ratio that existed prior to such assignment; and (c) the parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording, an Assignment and Acceptance.  Nothing herein shall limit the right of a Lender to pledge or assign any rights under the Loan Documents to secure obligations of such Lender, including a pledge or assignment to a Federal Reserve Bank; provided, however, that no such pledge or assignment shall release such Lender from its obligations hereunder nor substitute the pledgee or assignee for such Lender as a party hereto.

13.3.2.                              Effect; Effective Date.  Upon delivery to Administrative Agent of an assignment notice in the form of Exhibit D and a processing fee of U.S.$3,500 (unless otherwise agreed by Administrative Agent in its discretion), the assignment shall become effective as specified in the notice, if it complies with this Section 13.3.  From such effective date, the Eligible Assignee shall for all purposes be a Lender under the Loan Documents, and shall have all rights and obligations of a Lender thereunder.  Upon consummation of an assignment, the transferor Lender, Administrative Agent and Borrowers shall make appropriate arrangements for issuance of replacement and/or new Notes, as

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

applicable.  The transferee Lender shall comply with Section 5.10 and deliver, upon request, an administrative questionnaire satisfactory to Administrative Agent.

13.3.3.                              Certain Assignees.  No assignment or participation may be made to a Borrower, Affiliate of a Borrower, Defaulting Lender or natural person.  Any assignment by a Defaulting Lender shall be effective only upon payment by the Eligible Assignee or Defaulting Lender to the Applicable Agent of an aggregate amount sufficient, upon distribution (through direct payment, purchases of participations, or other compensating actions as such Agent deems appropriate), to satisfy all funding and payment liabilities then owing by the Defaulting Lender hereunder.  If an assignment by a Defaulting Lender shall become effective under Applicable Law for any reason without compliance with the foregoing sentence, then the assignee shall be deemed a Defaulting Lender for all purposes until such compliance occurs.

13.3.4.                              Register.  The Administrative Agent, acting as a non-fiduciary agent of Borrowers (solely for tax purposes), shall maintain (a) a copy (or electronic equivalent) of each Assignment and Acceptance delivered to it, and (b) a register for recordation of the names, addresses, U.S. Revolver Commitments and Canadian Commitments of, and the Loans, interest and LC Obligations owing to, each Lender.  Entries in the register shall be conclusive, absent manifest error, and Borrowers, Agents and Lenders shall treat each lender recorded in such register as a Lender for all purposes under the Loan Documents, notwithstanding any notice to the contrary.  The Administrative Agent may choose to show only one Borrower as the borrower in the register, without any effect on the liability of any Obligor with respect to the Obligations.  The register shall be available for inspection by Borrowers or any Lender, from time to time upon reasonable notice.

13.4.                     Replacement of Certain Lenders.  If (a) any Lender gives a notice under Section 3.5 or requests compensation under Section 3.7, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.9 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.8, or (b) any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower Agent may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.3), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.7 and Section 5.9) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(i)                                     the Borrowers shall have paid to the Administrative Agent the processing fee (if any) specified in Section 13.3.2;

(ii)                                  such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans and participations in unpaid drawings under Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.9) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);

(iii)                               in the case of any such assignment resulting from a claim for compensation under Section 3.7 or payments required to be made pursuant to Section 5.9, such assignment will result in a reduction in such compensation or payments thereafter;

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(iv)                              such assignment does not conflict with Applicable Law; and

(v)                                 in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower Agent to require such assignment and delegation cease to apply.

SECTION 14.                  MISCELLANEOUS

14.1.                     Consents, Amendments and Waivers.

14.1.1.                              Amendment.  No modification of any Loan Document, including any extension or amendment of a Loan Document or any waiver of a Default or Event of Default, shall be effective without the prior written agreement of Administrative Agent (with the consent of Required Lenders) and each Obligor party to such Loan Document; provided, however, that

(a)                                 without the prior written consent of the Applicable Agent, no modification shall be effective with respect to any provision in a Loan Document that relates to any rights, duties or discretion of the Applicable Agent;

(b)                                 without the prior written consent of the applicable Issuing Bank, no modification shall be effective with respect to any LC Obligations, Section 2.3 or any other provision in a Loan Document that relates to any rights, duties or discretion of such Issuing Bank;

(c)                                  without the prior written consent of each affected Lender, including a Defaulting Lender, no modification shall be effective that would (i) increase the U.S. Revolver Commitment or Canadian Commitment of such Lender; (ii) reduce the amount of, or waive or delay payment of, any principal, interest or fees payable to such Lender (except as provided in Section 4.2); provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate”; (iii) extend the U.S. Revolver Termination Date; (iv) extend the Canadian Termination Date; or (v) amend this clause (c);

(d)                                 without the prior written consent of all Lenders (except any Defaulting Lender), no modification shall be effective that would (i) alter Sections 5.6.2 or 14.1.1; (ii) amend the definitions of (A) Aggregate Borrowing Base, U.S. Revolver Borrowing Base or Canadian Borrowing Base (or any defined term used in such definitions), if as a result thereof the credit available to the Borrowers would be increased, (B) Pro Rata or (C) Required Lenders; (iii) increase any advance rate (it being understood that clauses (ii) and (iii) above shall not (A) limit the adjustment by the Administrative Agent of the Availability Reserve in the Administrative Agent’s administration of the Loans as otherwise permitted by this Agreement or (B) prevent the Administrative Agent, in its administration of the Loans, from restoring any component of the U.S. Revolver Borrowing Base or the Canadian Borrowing Base that had been lowered by the Administrative Agent back to the value of such component, as stated in this Agreement, or to an intermediate value); (iv) release all or substantially all of the Collateral; (v) except in connection with a merger, disposition or similar transaction expressly permitted hereby, release any Obligor from liability for any Obligations; (vi) amend Section 14.19; or (vii) amend provisions herein relating to the Pro Rata treatment of (x) payments or (y) reductions in the U.S. Revolver Commitments or Canadian Commitments; and

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(e)                                  without the prior written consent of a Secured Bank Product Provider, no modification shall be effective that affects its relative payment priority under Section 5.6.2.

14.1.2.                              Limitations.  The agreement of Borrowers shall not be necessary to the effectiveness of any modification of a Loan Document that deals solely with the rights and duties of Lenders, Agents and/or Issuing Banks as among themselves.  Only the consent of the parties to the Fee Letter or any other agreement relating to fees or a Bank Product shall be required for any modification of such agreement, and no Bank Product provider (in such capacity) shall have any right to consent to modification of any Loan Document other than its Bank Product agreement.  Any waiver or consent granted by Agents or Lenders hereunder shall be effective only if in writing and only for the matter specified.

14.1.3.                              Payment for Consents.  No Borrower will, directly or indirectly, pay any remuneration or other thing of value, whether by way of additional interest, fee or otherwise, to any Lender (in its capacity as a Lender hereunder) as consideration for agreement by such Lender with any modification of any Loan Documents, unless such remuneration or value is concurrently paid, on the same terms, on a Pro Rata basis to all Lenders providing their consent.

14.2.                     Indemnity.  EACH BORROWER SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEES AGAINST ANY CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE, INCLUDING CLAIMS ASSERTED BY ANY OBLIGOR OR OTHER PERSON OR ARISING FROM THE NEGLIGENCE OF AN INDEMNITEE.  In no event shall any party to a Loan Document have any obligation thereunder to indemnify or hold harmless an Indemnitee with respect to a Claim that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct of such Indemnitee.  For the avoidance of doubt, this Section 14.2 shall not apply to any Claim on account of Taxes governed by (or excluded from the application of) Sections 3.7 or 5.9.

14.3.                     Notices and Communications.

14.3.1.                              Notice Address.  Subject to Section 4.1.4, all notices and other communications by or to a party hereto shall be in writing and shall be given to any Borrower, at Borrower Agent’s address shown on the signature pages hereof, and to any other Person at its address shown on the signature pages hereof (or, in the case of a Person who becomes a Lender after the Closing Date, at the address shown on its Assignment and Acceptance), or at such other address as a party may hereafter specify by notice in accordance with this Section 14.3.  Each such notice or other communication shall be effective only (a) if given by facsimile transmission, when transmitted to the applicable facsimile number, if confirmation of receipt is received; (b) if given by mail, three Business Days after deposit in the U.S. mail, with first-class postage pre-paid, addressed to the applicable address; or (c) if given by personal delivery, when duly delivered to the notice address with receipt acknowledged.  Notwithstanding the foregoing, no notice to any Agent pursuant to Section 2.1.4, 2.3, 3.1.2, or 4.1.1 shall be effective until actually received by the individual to whose attention at such Agent such notice is required to be sent.  Any written notice or other communication that is not sent in conformity with the foregoing provisions shall nevertheless be effective on the date actually received by the noticed party.  Any notice received by Borrower Agent shall be deemed received by all Borrowers.

14.3.2.                              Electronic Communications; Voice Mail.  Electronic and telephonic communications (including e-mail, messaging, voice mail and websites) may be used only in a manner acceptable to Agents.  Secured Parties make no assurance as to the privacy or security of electronic or telephonic communications.  E-mail and voice mail shall not be effective notices under the Loan Documents.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

14.3.3.                              Platform.  Borrower Materials shall be delivered pursuant to procedures approved by Administrative Agent, including electronic delivery (if possible) upon request by Administrative Agent to an electronic system maintained by Administrative Agent (“Platform”).  Borrowers shall notify Administrative Agent of each posting of Borrower Materials on the Platform and the materials shall be deemed received by Administrative Agent only upon its receipt of such notice.  Borrower Materials and other information relating to this credit facility may be made available to Secured Parties on the Platform, and Obligors and Secured Parties acknowledge that “public” information is not segregated from material non-public information on the Platform.  The Platform is provided “as is” and “as available.”  Administrative Agent does not warrant the accuracy or completeness of any information on the Platform nor the adequacy or functioning of the Platform, and expressly disclaims liability for any errors or omissions in the Borrower Materials or any issues involving the Platform.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS, OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT WITH RESPECT TO BORROWER MATERIALS OR THE PLATFORM.  Secured Parties acknowledge that Borrower Materials may include material non-public information of Obligors and should not be made available to any personnel who do not wish to receive such information or who may be engaged in investment or other market-related activities with respect to any Obligor’s securities.  No Agent Indemnitee shall have any liability to Borrowers, Secured Parties or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) relating to use by any Person of the Platform, including any unintended recipient, nor for delivery of Borrower Materials and other information via the Platform, internet, e-mail or any other electronic platform or messaging system.

14.3.4.                              Non-Conforming Communications.  Agents and Lenders may rely upon any communications purportedly given by or on behalf of any Borrower even if they were not made in a manner specified herein, were incomplete or were not confirmed, or if the terms thereof, as understood by the recipient, varied from a later confirmation.  Each Borrower shall indemnify and hold harmless each Indemnitee from any liabilities, losses, costs and expenses arising from any electronic or telephonic communication purportedly given by or on behalf of a Borrower.

14.4.                     Performance of Borrowers’ Obligations.  Following the occurrence and during the continuance of an Event of Default, each Agent may, in its discretion at any time and from time to time, at Borrowers’ expense, pay any amount or do any act required of a Borrower under any Loan Documents or otherwise lawfully requested by such Agent to (a) enforce any Loan Documents or collect any Obligations; (b) protect, insure, maintain or realize upon any Collateral; or (c) defend or maintain the validity or priority of such Agent’s Liens in any Collateral, including any payment of a judgment, insurance premium, warehouse charge, finishing or processing charge, or landlord claim, or any discharge of a Lien.  All payments, costs and expenses (including Extraordinary Expenses) of Agents under this Section shall be reimbursed to Agents by Borrowers, on demand, with interest from the date incurred until paid in full, at the Default Rate applicable to Base Rate Loans.  Any payment made or action taken by Agents under this Section shall be without prejudice to any right to assert an Event of Default or to exercise any other rights or remedies under the Loan Documents.

14.5.                     Credit Inquiries.  Agents and Lenders may (but shall have no obligation) to respond to usual and customary credit inquiries from third parties concerning any Obligor or Subsidiary.

14.6.                     Severability.  Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be valid under Applicable Law.  If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of the Loan Documents shall remain in full force and effect.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

14.7.                     Cumulative Effect; Conflict of Terms.  The provisions of the Loan Documents are cumulative.  The parties acknowledge that the Loan Documents may use several limitations or measurements to regulate similar matters, and they agree that these are cumulative and that each must be performed as provided.  Except as otherwise provided in another Loan Document (by specific reference to the applicable provision of this Agreement), if any provision contained herein is in direct conflict with any provision in another Loan Document, the provision herein shall govern and control.

14.8.                     Counterparts; Execution.  Any Loan Document may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement shall become effective when Administrative Agent has received counterparts bearing the signatures of all parties hereto.  Delivery of a signature page of any Loan Document by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.  Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.  Upon request by any Agent, any electronic signature or delivery shall be promptly followed by a manually executed or paper document.

14.9.                     Time is of the Essence.  Except as otherwise expressly provided to the contrary herein or in another Loan Document, time is of the essence with respect to all Loan Documents and Obligations.

14.10.              Relationship with Lenders.  The obligations of each Lender hereunder are several, and no Lender shall be responsible for the obligations or U.S. Revolver Commitments or Canadian Commitments of any other Lender.  Amounts payable hereunder to each Lender shall be a separate and independent debt.  It shall not be necessary for any Agent or any other Lender to be joined as an additional party in any proceeding for such purposes.  Nothing in this Agreement and no action of any Agent, Lenders or any other Secured Party pursuant to the Loan Documents or otherwise shall be deemed to constitute any Agent and any Secured Party to be a partnership, association, joint venture or any other kind of entity, nor to constitute control of any Obligor.

14.11.              No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated by any Loan Document, Borrowers acknowledge and agree that (a)(i) this credit facility and any related arranging or other services by any Agent, any Lender, any of their Affiliates or any arranger are arm’s-length commercial transactions between Borrowers and their Affiliates, on one hand, and any Agent, any Lender, any of their Affiliates or any arranger, on the other hand; (ii) Borrowers have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate; and (iii) Borrowers are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated by the Loan Documents; (b) each of Agents, Lenders, their Affiliates and any arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for Borrowers, any of their Affiliates or any other Person, and has no obligation with respect to the transactions contemplated by the Loan Documents except as expressly set forth therein; and (c) Agents, Lenders, their Affiliates and any arranger may be engaged in a broad range of transactions that involve interests that differ from those of Borrowers and their Affiliates, and have no obligation to disclose any of such interests to Borrowers or their Affiliates.  To the fullest extent permitted by Applicable Law, each Borrower hereby waives and releases any claims that it may have against Agents, Lenders, their Affiliates and any arranger with respect to any breach of agency or fiduciary duty in connection with any transaction contemplated by a Loan Document.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

14.12.              Confidentiality.  Each of Agents, Lenders and Issuing Banks shall maintain the confidentiality of all Information (as defined below), except that Information may be disclosed (a) to its Affiliates, and to its and their partners, directors, officers, employees, agents, advisors and representatives (provided such Persons are informed of the confidential nature of the Information and instructed to keep it confidential); (b) to the extent requested by any governmental, regulatory or self-regulatory authority purporting to have jurisdiction over it or its Affiliates; (c) to the extent required by Applicable Law or by any subpoena or other legal process; (d) to any other party hereto; (e) in connection with any action or proceeding, or other exercise of rights or remedies, relating to any Loan Documents or Obligations; (f) subject to an agreement containing provisions substantially the same as this Section, to any Transferee or any actual or prospective party (or its advisors) to any Bank Product or to any swap, derivative or other transaction under which payments are to be made by reference to an Obligor or Obligor’s obligations; (g) with the consent of Borrower Agent; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) is available to any Agent, any Lender, any Issuing Bank or any of their Affiliates on a nonconfidential basis from a source other than Borrowers, or (i) on a confidential basis to a provider of a Platform.  Notwithstanding the foregoing, Agents and Lenders may publish or disseminate general information concerning this credit facility for league table, tombstone and advertising purposes, and may use Borrowers’ logos, trademarks or product photographs in advertising materials that refer to this credit facility.  As used herein, “Information” means all information received from an Obligor or Subsidiary relating to it or its business that is identified as confidential when delivered.  Any Person required to maintain the confidentiality of Information pursuant to this Section shall be deemed to have complied if it exercises a degree of care similar to that which it accords its own confidential information.  Each of Agents, Lenders and Issuing Banks acknowledges that (i) Information may include material non-public information; (ii) it has developed compliance procedures regarding the use of material non-public information; and (iii) it will handle such material non-public information in accordance with Applicable Law.

14.13.              Judgment Currency.  If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Applicable Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of each Borrower in respect of any such sum due from it to the Applicable Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Applicable Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Applicable Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Agent or any Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Agent or such Lender, as the case may be, against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Applicable Agent or any Lender in such currency, the Applicable Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under Applicable Law).

14.14.              GOVERNING LAW.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

14.15.              Consent to Forum.  EACH BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT.  EACH BORROWER IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1.  Nothing herein shall limit the right of any Agent or any Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law.  Nothing in this Agreement shall be deemed to preclude enforcement by any Agent of any judgment or order obtained in any forum or jurisdiction.

14.16.              Waivers by Borrowers.  To the fullest extent permitted by Applicable Law, each Borrower waives (a) the right to trial by jury (which each Agent and each Lender hereby also waives) in any proceeding or dispute of any kind relating in any way to any Loan Documents, Obligations or Collateral; (b) presentment, demand, protest, notice of presentment, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any commercial paper, accounts, documents, instruments, chattel paper and guaranties at any time held by any Agent on which a Borrower may in any way be liable, and hereby ratifies anything any Agent may do in this regard; (c) notice prior to taking possession or control of any Collateral; (d) any bond or security that might be required by a court prior to allowing any Agent to exercise any rights or remedies; (e) the benefit of all valuation, appraisement and exemption laws; (f) any claim against any Agent, any Issuing Bank or any Lender, on any theory of liability, for special, indirect, consequential, exemplary or punitive damages (as opposed to direct or actual damages) in any way relating to any Enforcement Action, Obligations, Loan Documents or transactions relating thereto; and (g) notice of acceptance hereof.  Each Borrower acknowledges that the foregoing waivers are a material inducement to Agents, Issuing Banks and Lenders entering into this Agreement and that they are relying upon the foregoing in their dealings with Borrowers.  Each Borrower has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel.  In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

14.17.              Patriot Act Notice.  Agents and Lenders hereby notify Borrowers that pursuant to the Patriot Act, Agents and Lenders are required to obtain, verify and record information that identifies each Borrower, including its legal name, address, tax ID number and other information that will allow Agents and Lenders to identify it in accordance with the Patriot Act.  Agents and Lenders will also require information regarding each personal guarantor, if any, and may require information regarding Borrowers’ management and owners, such as legal name, address, social security number and date of birth.  The Borrowers shall, promptly following a request by any Agent or any Lender, provide all documentation and other information that such Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

14.18.              Existing Credit Agreement.

14.18.1.                       Amendment and Restatement of Existing Credit Agreement.  This Agreement shall on the Closing Date amend, restate and supersede the Existing Credit Agreement in its entirety, except as provided in this Section 14.18.  All references in the Loan Documents or any other document or instrument executed or delivered in connection therewith to “Agreement” shall hereafter be deemed to be references to this Agreement.  It is the intention of the parties hereto that this Agreement shall not

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

constitute (a) a novation or discharge of the indebtedness and obligations evidenced by the Existing Credit Agreement, or (b) a release of the security interests granted thereunder.  On the Closing Date, the rights and obligations of the parties evidenced by the Existing Credit Agreement shall be evidenced by the Agreement and the other Loan Documents.  As of the Closing Date, the Existing Letters of Credit shall be deemed to be Letters of Credit issued pursuant and subject to the conditions of Section 2.3 hereof and the Borrowers hereby affirm their respective obligations thereunder.

14.18.2.                       Interest and Fees Under Superseded Agreement.  All interest and fees and expenses, if any, owing or accruing under or in respect of the Existing Credit Agreement through the Closing Date shall be calculated as of the Closing Date (pro rated in the case of any fractional periods), and shall be paid on the Closing Date.  Commencing on the Closing Date, the unused line and facility fees shall be payable by the applicable Borrower or Borrowers to the Applicable Agent for the account of the Applicable Lenders in accordance with Section 3.2.

14.19.              Pari Passu Treatment.

(a)                                 Notwithstanding anything to the contrary set forth herein, the Administrative Agent may and, upon the request of the Required Lenders, shall, upon notice to each Lender, effect the remaining provisions of this Section 14.19 by causing each payment or prepayment of principal and interest received after the occurrence and during the continuance of an Event of Default hereunder to be distributed pari passu among the Lenders, in accordance with the aggregate outstanding principal amount of the Obligations owing to each Lender divided by the Total Outstandings.  Such notice shall also attach a schedule setting forth the Total Outstandings at such time including a breakdown of the Total U.S. Revolver Outstandings and the Total Canadian Outstandings.  Nothing in this Section 14.19 shall constitute a guarantee by any Obligor of the obligations of any other Obligor.

(b)                                 Following the occurrence and during the continuance of any Event of Default or acceleration of the Loans pursuant to Section 11.2 and receipt of a notice from the Administrative Agent pursuant to clause (a) above, each Lender agrees that if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against any Borrower (pursuant to Section 11.4 or otherwise), including a secured claim under Section 506 of the Bankruptcy Code of the United States or other security or interest arising from or in lieu of, such secured claim, received by such Lender under the Bankruptcy Code, or any other insolvency, debtor relief or debt adjustment law or otherwise, obtain payment (voluntary or involuntary) in respect of the Loans, Letters of Credit, LC Obligations and other Obligations held by it as a result of which the unpaid principal portion of the Obligations held by it shall be proportionately less than the unpaid principal portion of the Obligations held by any other Lender, it shall be deemed to have simultaneously purchased from such other Lender a participation in the Obligations held by such other Lender, so that the aggregate unpaid principal amount of the Obligations and participations in Obligations held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of the Obligations then outstanding as the principal amount of the Obligations held by it prior to such exercise of banker’s lien, setoff or counterclaim was to the principal amount of all Obligations outstanding prior to such exercise of banker’s lien, setoff or counterclaim; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 14.19 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest.

(c)                                  Following the occurrence and during the continuance of any Event of Default or acceleration of the Loans pursuant to Section 11.2, each Lender agrees that, upon notice from the Administrative Agent to such Lender, which notice shall be provided upon the request of the Required Lenders or may be provided by the Administrative Agent in its sole discretion, such Lender shall be deemed to have purchased from each other Lender a participation in the risk associated with the

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Obligations held by such other Lender, so that the aggregate principal amount of the Obligations held by each Lender shall be equivalent to such Lender’s Pro Rata share of the Obligations.  Upon demand by the Administrative Agent, made at the request of the Required Lenders, each Lender that has purchased such participation (a “Purchasing Lender”) shall pay the amount of such participation to the Administrative Agent for the account of each Lender whose outstanding Loans and participations in LC Obligations exceed their Pro Rata share of the Obligations.  Any such participation may, at the option of such Purchasing Lender, be paid in U.S. Dollars or Canadian Dollars, as the case may be (the “Funding Currency”) (in an amount equal to the then applicable U.S. Dollar Equivalent amount of such participation) and such payment shall be converted by the Administrative Agent at the exchange rate into the currency of the Loan or LC Obligation in which such participation is being purchased.  The Borrowers agree to indemnify each Purchasing Lender for any loss, cost or expense incurred by such Purchasing Lender as a result of any payment on account of such participation in a currency other than that funded by the Purchasing Lender.

(d)                                 Each Borrower expressly consents to the foregoing arrangements and agrees that any Person holding such a participation in the Obligations deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by such Borrower to such Person as fully as if such Person had made a Loan directly to such Borrower in the amount of such participation.

14.20.              NO ORAL AGREEMENT  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank; signatures begin on following page]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date set forth above.

BORROWERS:

UNITED NATURAL FOODS, INC.

By:	/s/ Michael P. Zechmeister
Name:	Michael P. Zechmeister
Title:	Chief Financial Officer
Address:
313 Iron Horse Way
Providence, RI 02908
Attn: Michael P. Zechmeister, Senior Vice
President, Chief Financial Officer and Treasurer
Telecopy: 877-566-8481
Email: mzechmeister@unfi.com
Website: www.unfi.com

UNITED NATURAL FOODS WEST, INC.

By:	/s/ Michael P. Zechmeister
Name:	Michael P. Zechmeister
Title:	Chief Financial Officer

Address:
313 Iron Horse Way
Providence, RI 02908
Attn: Michael P. Zechmeister, Senior Vice
President, Chief Financial Officer and Treasurer
Telecopy: 877-566-8481
Email: mzechmeister@unfi.com
Website: www.unfi.com

UNFI CANADA, INC.

By:	/s/ Michael P. Zechmeister
Name:	Michael P. Zechmeister
Title:	Chief Financial Officer
Address:
313 Iron Horse Way
Providence, RI 02908
Attn: Michael P. Zechmeister, Senior Vice
President, Chief Financial Officer and Treasurer
Telecopy: 877-566-8481
Email: mzechmeister@unfi.com
Website: www.unfi.com

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

AGENTS AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent, an Issuing Bank and a U.S. Revolver Lender

By:	/s/ Edgar Ezerins
Name:	Edgar Ezerins
Title:	Senior Vice President
Address:
CityPlace I
185 Asylum Street
Hartford, CT 06103
Attn: Edgar Ezerins
Telecopy: (860) 952-6830
E-mail: edgar.ezerins@baml.com

With a copy to:

Morgan, Lewis & Bockius LLP
One State Street
Hartford, CT 06103
Attn: Daniel I. Papermaster, Esq.
Telecopy: (860) 240-2521
E-Mail: daniel.papermaster@morganlewis.com

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Agent, an Issuing Bank and a Canadian Lender

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President
Address:
181 Bay Street
Toronto, Ontario, M5J 2V8
For credit notices:
Attn: Medina Sales de Andrade
Telecopy: 312-453-4041
For operations notices:
Attn: Teresa Tsui
Telecopy: 312-453-4041

With a copy to:

Morgan, Lewis & Bockius LLP
One State Street
Hartford, CT 06103
Attn: Daniel I. Papermaster, Esq.
Telecopy: (860) 240-2521
E-Mail: daniel.papermaster@morganlewis.com

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

JPMORGAN CHASE BANK, N.A., as U.S. Revolver Lender

By:	/s/ Thomas G. Williams
Name:	Thomas G. Williams
Title:	Authorized Officer

Address:	277 Park Avenue, 22nd Floor
New York, NY 10172
Attn:	Account Manager – United Natural Foods
Telecopy:	(646) 534-2288

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Lender

By:	/s/ Agostino A. Marchetti
Name:	Agostino A. Marchetti
Title:	Authorized Officer

Address:	66 Wellington Street West, Floor 45
Toronto, ON, M5K 1E7, Canada
Attn:	Account Manager – United Natural Foods
Telecopy:	(416) 981-2375

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

ROYAL BANK OF CANADA, as a U.S. Revolver Lender and a Canadian Lender

By:	/s/ Dan Mascioli
Name:	Dan Mascioli
Title:	Attorney in Fact

By:	/s/ Robert Kizell
Name:	Robert Kizell
Title:	Attorney in Fact

Address:	Royal Bank of Canada – Asset Based Lending
Royal Bank Plaza, 30th Floor South Tower
200 Bay Street, Toronto,
Ontario, M5J 2W7

Attn:	Portfolio Manager
Telecopy:	(416) 974-7620

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Revolver Lender

By:	/s/ Lisa Freeman
Name:	Lisa Freeman
Title:	SVP

Address:	100 Pearl Street, 14th Floor
Hartford, CT 06103

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

U.S. BANK NATIONAL ASSOCIATION, acting through its Canada Branch, as a Canadian Lender

By:	/s/ John P. Rehob
Name:	John P. Rehob
Title:	Vice President & Principal Officer

Address:	120 Adelaide Street West
Suite 2300
Toronto, Ontario
M5H 1T1
Attn:	John P. Rehob

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

FARM CREDIT EAST, ACA, as a U.S. Revolver Lender and a Canadian Lender

By:	/s/ Eric Pohlman
Name:	Eric Pohlman
Title:	Vice President

Address:	240 South Road
Enfield, CT 06084
Attn:	Erich Pohlman
Telecopy:	860-741-4380

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

BRANCH BANKING AND TRUST COMPANY, as a U.S. Revolver Lender and a Canadian Lender

By:	/s/ Kenneth M. Blackwell
Name:	Kenneth M. Blackwell
Title:	Senior Vice President

Address:	200 West 2nd Street
Winston-Salem, NC 27101
Attn:	Kenneth M. Blackwell
Telecopy:	(252) 234-0736

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

BMO HARRIS FINANCING, INC., as a U.S. Revolver Lender

By:	/s/ Craig Thistlethwaite
Name:	Craig Thistlethwaite
Title:	Managing Director

Address:	111 W Monroe St Floor 20E
Chicago, IL 60603
Attn:	Craig Thistlethwaite
Telecopy:	312-461-2171

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

BANK OF MONTREAL, as a Canadian Lender

By:	/s/ Helen Alvarez-Hernandez
Name:	Helen Alvarez-Hernandez
Title:	Director

Address:	BMO Bank of Montreal
Corporate Finance Division
Diversified Industries
First Canadian Place
100 King St. West, 18th Floor
Toronto, Ontario M5X 1A1
Attn:
Telecopy:

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

RBS CITIZENS BUSINESS CAPITAL, A DIVISION OF RBS ASSET FINANCE, INC., A SUBSIDIARY OF RBS CITIZENS N.A., as a U.S. Revolver Lender and a Canadian Lender

By:	/s/ Peter Yelle
Name:	Peter Yelle
Title:	Vice President

Address:	28 State Street (Floor 14)
Boston, MA 02127
Attn:	Peter Yelle
Telecopy:	peter.yelle@citizensbank.com

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

PNC BANK, NATIONAL ASSOCIATION, as a U.S. Revolver Lender

By:	/s/ Maggie Smith
Name:	Maggie Smith
Title:	Banking Officer

Address:	PNC Bank
340 Madison Avenue, 11th Floor
New York, NY 10173
Attn:	Maggie Smith
Telecopy:	212-752-6041

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

PNC BANK CANADA BRANCH, as a Canadian Lender

By:	/s/ James Bruce
Name:	James Bruce
Title:	Vice President

Address:	PNC Bank Canada Brach
130 King Street West
Suite 2140
Toronto Ontario, Canada
M5X 1E4
Attn:	Portfolio Manager
Telecopy:	416-361-0085

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

TD BANK NA, as a U.S. Revolver Lender

By:	/s/ Edmundo Kahn
Name:	Edmundo Kahn
Title:	Vice President

Address:	TD Bank, N.A.
2005 Market Street, 2nd Floor
Philadelphia, PA 19103
Attn:	Ed Kahn
Telecopy:	215-282-2438

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

THE TORONTO-DOMINION BANK, as a Canadian Lender

By:	/s/ Dennis Kossack
Name:	Dennis Kossack
Title:	Credit Analyst

By:	/s/ Darcy Mack
Name:	Darcy Mack
Title:	Associate Vice President

Address:	100 Wellington Street West 29th Floor
Toronto, Ontario M5K 1A2
Attn:	TD Asset Finance
Telecopy:	416 983 6522

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Revolver Lender

By:	/s/ Kevin M. Cox
Name:	Kevin M. Cox
Title:	Managing Director

Address:	2450 Colorado Ave, Ste 3000W
Santa Monica, CA 90404
Attn:	Jake Elliott
Telecopy:	866-615-7803

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By:	/s/ Domenic Cosentino
Name:	Domenic Cosentino
Title:	Vice President

Address:	40 King Street West
Suite 2500
Toronto, ON
Attn:	David Phillips
Telecopy:	(416) 775-2990

[Signature Page to UNFI 3rd A&R Loan and Security Agreement]

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

EXHIBIT A
to
Third Amended and Restated Loan and Security Agreement

U.S. REVOLVER NOTE

April 29, 2016	U.S.$	New York City, New York

UNITED NATURAL FOODS, INC., a Delaware corporation (“UNFI”), UNITED NATURAL FOODS WEST, INC., a California corporation (“UNFW”), and certain Subsidiaries of UNFI party to the Loan Agreement (as defined below) from time to time that become borrowers pursuant to Section 10.1.9 of the Loan Agreement (each, such Subsidiary, together with UNFI and UNFW, collectively, “U.S. Borrowers”), for value received, hereby unconditionally promise to pay, on a joint and several basis, to the order of                              (“Lender”), the principal sum of                                U.S. DOLLARS (U.S.$           ), or such lesser amount as may be advanced by Lender as U.S. Revolver Loans and owing as U.S. LC Obligations from time to time under the Loan Agreement described below, together with all unpaid interest accrued thereon as provided in the Loan Agreement.  Terms are used herein as defined in the Third Amended and Restated Loan and Security Agreement dated as of April 29, 2016, among U.S. Borrowers, certain other borrowers thereunder, Bank of America, N.A., as Administrative Agent, Lender, and certain other financial institutions, as such agreement may be amended, modified, renewed or extended from time to time (“Loan Agreement”).

Principal of and interest on this U.S. Revolver Note (this “Note”) from time to time outstanding shall be due and payable as provided in the Loan Agreement.  This Note is issued pursuant to and evidences U.S. Revolver Loans and U.S. LC Obligations under the Loan Agreement, to which reference is made for a statement of the rights and obligations of Lender and the duties and obligations of U.S. Borrowers.  The Loan Agreement contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events, and for the borrowing, prepayment and reborrowing of amounts upon specified terms and conditions.

The holder of this Note is hereby authorized by U.S. Borrowers to record on a schedule annexed to this Note (or on a supplemental schedule) the amounts owing with respect to U.S. Revolver Loans and U.S. LC Obligations, and the payment thereof.  Failure to make any notation, however, shall not affect the rights of the holder of this Note or any obligations of U.S. Borrowers hereunder or under any other Loan Documents.

Time is of the essence of this Note.  Each U.S. Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.  U.S. Borrowers jointly and severally agree to pay, and to save the holder of this Note harmless against, any liability for the payment of all costs and expenses (including reasonable attorneys’ fees) if this Note is collected by or through an attorney-at-law.

In no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of money advanced hereunder exceed the highest lawful amount permitted under Applicable Law.  If any such excess amount is inadvertently paid by U.S. Borrowers or inadvertently received by the holder of this Note, such excess shall be returned to U.S.

A-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Borrowers or credited as a payment of principal, in accordance with the Loan Agreement.  It is the intent hereof that U.S. Borrowers not pay or contract to pay, and that holder of this Note not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by U.S. Borrowers under Applicable Law.

This Note shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).

IN WITNESS WHEREOF, this U.S. Revolver Note is executed as of the date set forth above.

UNITED NATURAL FOODS, INC.

By:
Name:
Title:

UNITED NATURAL FOODS WEST, INC.

By:
Name:
Title:

A-2

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

EXHIBIT B
to
Third Amended and Restated Loan and Security Agreement

CANADIAN NOTE

April 29, 2016	Canadian Dollar Equivalent of U.S.$	New York City, New York

UNFI CANADA, INC., a corporation organized under the Canada Business Corporations Act (the “Canadian Borrower”), for value received, hereby unconditionally promises to pay to the order of                              (“Lender”), the principal sum of the Canadian Dollar Equivalent of                                U.S. DOLLARS (U.S.$           ), or such lesser amount as may be advanced by Lender as Canadian Loans and owing as Canadian LC Obligations from time to time under the Loan Agreement described below, together with all unpaid interest accrued thereon as provided in the Loan Agreement.  Terms are used herein as defined in the Third Amended and Restated Loan and Security Agreement dated as of April 29, 2016, among Canadian Borrower, certain other borrowers thereunder, Bank of America, N.A., as Administrative Agent, Lender, and certain other financial institutions, as such agreement may be amended, modified, renewed or extended from time to time (“Loan Agreement”).

Principal of and interest on this Canadian Note (this “Note”) from time to time outstanding shall be due and payable as provided in the Loan Agreement.  This Note is issued pursuant to and evidences Canadian Loans and Canadian LC Obligations under the Loan Agreement, to which reference is made for a statement of the rights and obligations of Lender and the duties and obligations of Canadian Borrower.  The Loan Agreement contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events, and for the borrowing, prepayment and reborrowing of amounts upon specified terms and conditions.

The holder of this Note is hereby authorized by Canadian Borrower to record on a schedule annexed to this Note (or on a supplemental schedule) the amounts owing with respect to Canadian Loans and Canadian LC Obligations, and the payment thereof.  Failure to make any notation, however, shall not affect the rights of the holder of this Note or any obligations of Canadian Borrower hereunder or under any other Loan Documents.

Time is of the essence of this Note.  Canadian Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.  Canadian Borrower agrees to pay, and to save the holder of this Note harmless against, any liability for the payment of all costs and expenses (including reasonable attorneys’ fees) if this Note is collected by or through an attorney-at-law.

In no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of money advanced hereunder exceed the highest lawful amount permitted under Applicable Law.  If any such excess amount is inadvertently paid by Canadian Borrower or inadvertently received by the holder of this Note, such excess shall be returned to Canadian Borrower or credited as a payment of principal, in accordance with the Loan Agreement.  It is the intent

B-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

hereof that Canadian Borrower not pay or contract to pay, and that holder of this Note not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Canadian Borrower under Applicable Law.

This Note shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).

IN WITNESS WHEREOF, this Canadian Note is executed as of the date set forth above.

UNFI CANADA, INC.

By:
Name:
Title:

B-2

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

EXHIBIT C
to
Third Amended and Restated Loan and Security Agreement

ASSIGNMENT AND ACCEPTANCE

Reference is made to the Third Amended and Restated Loan and Security Agreement dated as of April 29, 2016, as amended (“Loan Agreement”), among UNITED NATURAL FOODS, INC., a Delaware corporation (“UNFI”), UNITED NATURAL FOODS WEST, INC., a California corporation (“UNFW”), and certain Subsidiaries of UNFI party to the Loan Agreement from time to time that become borrowers pursuant to Section 10.1.9 of the Loan Agreement (each, such Subsidiary, together with UNFI and UNFW, collectively, “U.S. Borrowers”), UNFI CANADA, INC., a corporation organized under the Canada Business Corporations Act (“Canadian Borrower” and, together with U.S. Borrowers, collectively, “Borrowers”), BANK OF AMERICA, N.A., a national banking association, as administrative agent (“Administrative Agent”) for certain financial institutions from time to time party to the Loan Agreement (“Lenders”), BANK OF AMERICA, N.A. (ACTING THROUGH ITS CANADA BRANCH), as Canadian agent (“Canadian Agent”) for certain financial institutions from time to time party to the Loan Agreement, and such Lenders.  Terms are used herein as defined in the Loan Agreement.

(“Assignor”) and                                         (“Assignee”) agree as follows:

1.             Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor [(a) a principal amount of U.S.$         of Assignor’s outstanding U.S. Revolver Loans and U.S.$            of Assignor’s participations in U.S. LC Obligations, (b) a principal amount of the Canadian Dollar Equivalent of U.S.$         of Assignor’s outstanding Canadian Loans and the Canadian Dollar Equivalent of U.S.$            of Assignor’s participations in Canadian LC Obligations, (c) the amount of U.S.$           of Assignor’s U.S. Revolver Commitment (which represents     % of the Aggregate U.S. Revolver Commitments), and (d) the amount of U.S.$           of Assignor’s Canadian Commitment (which represents     % of the Aggregate Canadian Commitments)] (the foregoing items being, collectively, the “Assigned Interest”), together with an interest in the Loan Documents corresponding to the Assigned Interest.  This Agreement shall be effective as of the date (“Effective Date”) indicated in the corresponding Assignment Notice delivered to Administrative Agent, provided such Assignment Notice is executed by Assignor, Assignee, Administrative Agent and Borrower Agent, if applicable.  From and after the Effective Date, Assignee hereby expressly assumes, and undertakes to perform, all of Assignor’s obligations in respect of the Assigned Interest, and all principal, interest, fees and other amounts which would otherwise be payable to or for Assignor’s account in respect of the Assigned Interest shall be payable to or for Assignee’s account, to the extent such amounts accrue on or after the Effective Date.

2.             Assignor (a) represents that as of the date hereof, prior to giving effect to this assignment, (i) its U.S. Revolver Commitment is U.S.$          , (ii) its Canadian Commitment is U.S.$          , (iii) the outstanding balance of its U.S. Revolver Loans and participations in U.S. LC Obligations is U.S.$          , and (iv) the outstanding balance of its Canadian Loans and participations in Canadian LC Obligations is the Canadian Dollar Equivalent of U.S.$          ; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto, other than that Assignor is the legal and beneficial

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance by Borrowers of their obligations under the Loan Documents.  [Assignor is attaching the Note[s] held by it and requests that Administrative Agent exchange such Note[s] for new Notes payable to Assignee [and Assignor].]

3.             Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Loan Agreement and such other Loan Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it shall, independently and without reliance upon Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes Administrative Agent and Canadian Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to each such Agent by the terms thereof, together with such powers as are incidental thereto; (f) agrees that it will observe and perform all obligations that are required to be performed by it as a “Lender,” “U.S. Revolver Lender” and/or “Canadian Lender,” as the case may be, under the Loan Documents; and (g) represents and warrants that the assignment evidenced hereby will not result in a non-exempt “prohibited transaction” under Section 406 of ERISA.

4.             This Agreement shall be governed by the laws of the State of New York.  If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

5.             Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telecopy or facsimile transmission, or by first-class mail, shall be deemed given when sent and shall be sent as follows:

(a)           If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):

(b)           If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):

Payments hereunder shall be made by wire transfer of immediately available U.S. Dollars as follows:

If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

ABA No.

Account No.

Reference:

If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):

ABA No.

Account No.

Reference:

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

IN WITNESS WHEREOF, this Assignment and Acceptance is executed as of              .

(“Assignee”)

By
Title:

(“Assignor”)

By
Title:

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

EXHIBIT D
to
Third Amended and Restated Loan and Security Agreement

ASSIGNMENT NOTICE

Reference is made to (1) the Third Amended and Restated Loan and Security Agreement dated as of April 29, 2016, as amended (“Loan Agreement”), among UNITED NATURAL FOODS, INC., a Delaware corporation (“UNFI”), UNITED NATURAL FOODS WEST, INC., a California corporation (“UNFW”), and certain Subsidiaries of UNFI party to the Loan Agreement from time to time that become borrowers pursuant to Section 10.1.9 of the Loan Agreement (each, such Subsidiary, together with UNFI and UNFW, collectively, “U.S. Borrowers”), UNFI CANADA, INC., a corporation organized under the Canada Business Corporations Act (“Canadian Borrower” and, together with U.S. Borrowers, collectively, “Borrowers”), BANK OF AMERICA, N.A., a national banking association, as administrative agent (“Administrative Agent”) for certain financial institutions from time to time party to the Loan Agreement (“Lenders”), BANK OF AMERICA, N.A. (ACTING THROUGH ITS CANADA BRANCH), as Canadian agent (“Canadian Agent”) for certain financial institutions from time to time party to the Loan Agreement, and such Lenders; and (2) the Assignment and Acceptance dated as of             , 20   (“Assignment Agreement”), between                    (“Assignor”) and                      (“Assignee”).  Terms are used herein as defined in the Loan Agreement.

Assignor hereby notifies Borrowers and Administrative Agent of Assignor’s intent to assign to Assignee pursuant to the Assignment Agreement [(a) a principal amount of U.S.$         of Assignor’s outstanding U.S. Revolver Loans and U.S.$            of Assignor’s participations in U.S. LC Obligations, (b) a principal amount of the Canadian Dollar Equivalent of U.S.$         of Assignor’s outstanding Canadian Loans and the Canadian Dollar Equivalent of U.S.$            of Assignor’s participations in Canadian LC Obligations, (c) the amount of U.S.$           of Assignor’s U.S. Revolver Commitment (which represents     % of the Aggregate U.S. Revolver Commitments), and (d) the amount of U.S.$           of Assignor’s Canadian Commitment (which represents     % of the Aggregate Canadian Commitments)] (the foregoing items being, collectively, the “Assigned Interest”), together with an interest in the Loan Documents corresponding to the Assigned Interest.  This Agreement shall be effective as of the date (“Effective Date”) indicated below, provided this Assignment Notice is executed by Assignor, Assignee, Administrative Agent and Borrower Agent, if applicable.  Pursuant to the Assignment Agreement, Assignee has expressly assumed all of Assignor’s obligations under the Loan Agreement to the extent of the Assigned Interest, as of the Effective Date.

For purposes of the Loan Agreement, Agents shall deem [(a) Assignor’s U.S. Revolver Commitment to be reduced by U.S.$         , (b) Assignor’s Canadian Commitment to be reduced by U.S.$         , (c) Assignee’s U.S. Revolver Commitment to be increased by U.S.$          and (d) Assignee’s Canadian Commitment to be increased by U.S.$         ].

The address of Assignee to which notices and information are to be sent under the terms of the Loan Agreement is:

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

The address of Assignee to which payments are to be sent under the terms of the Loan Agreement is shown in the Assignment and Acceptance.

This Notice is being delivered to Borrowers and Administrative Agent pursuant to Section 13.3 of the Loan Agreement.  Please acknowledge your acceptance of this Notice by executing and returning to Assignee and Assignor a copy of this Notice.

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

IN WITNESS WHEREOF, this Assignment Notice is executed as of              .

(“Assignee”)

By
Title:

(“Assignor”)

By
Title:

ACKNOWLEDGED AND AGREED,

AS OF THE DATE SET FORTH ABOVE:

BORROWER AGENT:*

By
Title:

* No signature required if Assignee is a Lender, U.S.-based Affiliate of a Lender or Approved Fund, or if an Event of Default exists.

BANK OF AMERICA, N.A.,

as Administrative Agent

By
Title:

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 1.1(a)
to
Third Amended and Restated Loan and Security Agreement

COMMITMENTS OF LENDERS

Lender	U.S. Revolver Commitment	Canadian Commitment	Total Commitments
Bank of America, N.A.	$160,555,555.56	—	$160,555,555.56
Bank of America, N.A., acting through its Canada Branch	—	$9,444,444.44	$9,444,444.44
JPMorgan Chase Bank, N.A.	$141,666,666.67	—	$141,666,666.67
JPMorgan Chase Bank, N.A., Toronto Branch	—	$8,333,333.33	$8,333,333.33
U.S. Bank National Association	$94,444,444.44	$5,555,555.56	$100,000,000.00
Royal Bank of Canada	$70,833,333.33	$4,166,666.67	$75,000,000.00
TD Bank NA	$70,833,333.33	—	$70,833,333.33
The Toronto-Dominion Bank	—	$4,166,666.67	$4,166,666.67
Well Fargo Bank, National Association	$70,833,333.33	—	$70,833,333.33
Wells Fargo Capital Finance Corporation Canada	—	$4,166,666.67	$4,166,666.67
Branch Banking and Trust Company	$56,666,666.67	$3,333,333.33	$60,000,000.00
Farm Credit East, ACA	$56,666,666.67	$3,333,333.33	$60,000,000.00
RBS Citizens Business Capital	$47,222,222.22	$2,777,777.78	$50,000,000.00
BMO Harris Financing, Inc.	$40,138,888.89	—	$40,138,888.89
Bank of Montreal	—	$2,361,111.11	$2,361,111.11
PNC Bank, National Association	$40,138,888.89	—	$40,138,888.89
PNC Bank Canada Branch	—	$2,361,111.11	$2,361,111.11
Total:	$850,000,000.00	$50,000,000.00	$900,000,000.00

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 1.1(b)

FISCAL PERIODS AND FISCAL QUARTERS

Fiscal 2016		Fiscal 2018		Fiscal 2020
9/5/2015		9/2/2017		9/7/19
10/3/2015		9/30/2017		10/5/19
10/31/2015	Q1	10/28/2017	Q1	11/2/19	Q1
12/5/2015		12/2/2017		12/7/19
1/2/2016		12/30/2017		1/4/20
1/30/2016	Q2	1/27/2018	Q2	2/1/20	Q2
3/5/2016		3/3/2018		3/7/20
4/2/2016		3/31/2018		4/4/20
4/30/2016	Q3	4/28/2018	Q3	5/2/20	Q3
6/4/2016		6/2/2018		6/6/20
7/2/2016		6/30/2018		7/4/20
7/30/2016	Q4	7/28/2018	Q4	8/1/20	Q4

Fiscal 2017		Fiscal 2019		Fiscal 2021
9/3/2016		9/1/2018		9/5/20
10/1/2016		9/29/2018		10/3/20
10/29/2016	Q1	10/27/2018	Q1	10/31/20	Q1
12/3/2016		12/1/2018		12/5/20
12/31/2016		12/29/2018		1/2/21
1/28/2017	Q2	1/26/2019	Q2	1/30/21	Q2
3/4/2017		3/2/2019		3/6/21
4/1/2017		3/30/2019		4/3/21
4/29/2017	Q3	4/27/2019	Q3	5/1/21	Q3
6/3/2017		6/1/2019		6/5/21
7/1/2017		6/29/2019		7/3/21
7/29/2017	Q4	8/3/2019	Q4	7/31/21	Q4

S-1.1-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 2.3.1

EXISTING LETTERS OF CREDIT

Legal Entity	LC Obligation Number	Maturity Date	Beneficiary	Amount
United Natural Foods, Inc.	3101881	1/12/2017	The Travelers Indemnity Company	$45,000.00
United Natural Foods, Inc.	7420549	07/31/2016	The Travelers Indemnity Company	$70,000.00
United Natural Foods, Inc.	68024314	04/15/2017	The Travelers Indemnity Company	$77,000.00
United Natural Foods, Inc.	68024234	03/30/2017	Superintendent of Financial	$280,000.00
United Natural Foods, Inc.	68024699	04/30/2016	National Union Fire Insurance Company	$1,403,500.00
United Natural Foods, Inc.	68029288	12/31/2016	Bank of America, N.A.	$1,989,640.00
United Natural Foods, Inc.	3013103	07/31/2016	Zurich American Insurance	$2,032,000.00
United Natural Foods, Inc.	7420572	07/31/2016	Zurich American Insurance	$6,500,000.00
United Natural Foods, Inc.	68077294	09/30/2016	Ace American Insurance Company	$22,709,600.00
Total:				$35,106,740.00

S-2.3.1-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 8.6.1

BUSINESS LOCATIONS

1.	Current business locations of Borrowers:

Chief Executive Office locations:

	United Natural Foods, Inc. (L)	UNFI Canada, Inc. (L)
	313 Iron Horse Way	8755 Keele Street
	Providence, RI 02908	Concord, Ontario L4K 2N1

United Natural Foods West, Inc. (O)
1101 Sunset Boulevard
Rocklin, CA 95765

Other Locations:

“O” = Owned        “L” = Leased        “R” = Month-to-Month Rent

United Natural Foods, Inc.

Office/Warehouse (O)	Warehouse (O)
260 Lake Road	501 & 525Neelytown Rd
Dayville, CT 06241	Montgomery, NY 12549

Office/Warehouse (O)	Warehouse (O)
300 Lake Road	3138 Highway H
Dayville, CT 06241	Sturtevant, WI, 53177

Warehouse (O)	Warehouse (O)
100 Lake View Court	1000 Eagle Ridge Drive
Atlanta, GA 30336	Prescott, WI 54021

Warehouse (O)	Office (L)
2340 Heinz Road	555 Valley Street (Also known as 313 Iron Horse Way)
Iowa City, IA 52240	Providence, RI 02908

Warehouse (O)	Office (L)
655 Commerce Parkway	1802 Bayberry Court, Suite 301
Greenwood, IN 46143	Richmond, VA 23226

Office/Warehouse (O)	Office/Warehouse (L)
71 Stow Drive	17 Stow Drive
Chesterfield, NH 03443	Chesterfield, NH 03443

S-8.6.1-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Warehouse (L)
225 Cross Farm Lane	Warehouse (L)
York, PA 17406	88 Huntoon Memorial Hwy
Leicester, MA 01524
Office/Warehouse (L)
6100 MacIntosh Road	Select Nutrition/Office (L)
Sarasota, FL 34238	60 Charles Lindebergh Boulevard
Uniondale, NY 11553
Warehouse (R)
2325 Heinz Rd	Select Nutrition/Office (L)
Iowa City, IA 55240	2722 Commerce Way
Philadelphia, PA 19154
Warehouse (L)
600 Bartlett Drive	Miller Zell (R)
York, PA 17406	Lake View Court
Atlanta, GA 30336
Honest Green Office (L)
112 West 34th Street	Elf Summit & LIT Industrial (R)
New York, NY 10120	5260 A&B Westgate Drive
Atlanta, GA 30336
A&D Cold Storage, Inc. (R)
512 Southbridge Street	Nor-Cal Produce, Inc. (O)
Worcester, MA 01610	2995 W. Oates St
West Sacramento, CA 95691
Lawry Freight System, Inc. (R)
595 Southampton Road	Office (L)
Westfield, MA 01085	Devon Square One
724 West Lancaster Avenue
Pioneer Cold Storage (R)	Wayne, PA 19087
149 Plainfield Street
Chicopee, MA 01013

Information Security
Services LLC (R)
P.O. Box 10125
Troy, NH 03446

United Natural Foods West, Inc.

Warehouse (O)
12745 Earhart Avenue
Auburn, CA 95602
Warehouse (L)
Warehouse (O)	2100 Danieldale Road
7909 S. Union Parkway	Lancaster, TX 75134
Ridgefield, WA 98642
Warehouse (L)
Warehouse (L)	22150 Goldencrest Drive
17901 East 40th Avenue	Moreno Valley, CA 92553
Aurora, CO 80011

S-8.6.1-2

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Warehouse (L)
22 30th North East
Auburn, WA 98002
Warehouse (O)
Annex I (L)	6351 Cameron Blvd
10000 Alantown Drive, Suite 160	Gilroy CA 95020
Roseville, CA, 95747
Annex I (L)
Annex II (L)	5901 SW 11th St
10016 NE 72nd Avenue	Ridgefield, WA 98686
Vancouver, WA 98686

UNFI Canada, Inc.

	Canada/Aux Milles (O)	HaHamovich (L)
	35 Rue Du Parc C.P 209	6600 Thimens Boulevard
	Scotstown, QC J0B 3B0	Montreal, QC H4S 1S5

	Grocery West (L)	Pro Organics (L)
	12757 Vulcan Way	4535 Still Creek Avenue
	Richmond, BC V6V 3C8	Burnaby, BC V5C 5W1

2.	Current business locations of Subsidiaries:

Chief Executive Office locations:

	Albert’s Organics, Inc. (L)	Select Nutrition, LLC (L)
	1155 Commerce Blvd	60 Charles Lindbergh Boulevard
	Logan Township, NJ 08085	Uniondale, NY 11553

	Natural Retail Group, Inc.(L)	Nor-Cal Produce, Inc. (L/ NEW)
	Seabreeze Shopping Plaza	2995 W. Oates St
	30555 US Hwy 19N	West Sacramento, CA 95691
Palm Harbor, FL 34684
Achondo Transportation, Inc. (L/New)
	Springfield Development, LLC (L)	2995 W. Oates St
	313 Iron Horse Way	West Sacramento, CA 95691
Providence, RI 02908
Blue Marble Brands LLC (L)
	UNFI Transport, LLC (L) (NEW)	313 Iron Horse Way
	313 Iron Horse Way	Providence, RI 02908
Providence, RI 02908
United Natural Trading LLC (L)
	Tony’s Fine Foods (O)	96 Executive Drive
	3575 Reed Avenue	Edison, NJ 08817
West Sacramento, CA 95605

S-8.6.1-3

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Other Locations:

Albert’s Organics, Inc.

Warehouse (O)
3320 E. Vernon Avenue
Vernon, CA 90058	Warehouse (L)
1625 Bush St, Suite 3
Source/Office (L)	San Francisco, CA 94109
2450 17th Avenue, Suite 250
Santa Cruz, CA 95062	Warehouse (L)
1000 Eagle Ridge Drive
Warehouse (L)	Prescott, WI 54021
11922 General Drive
Charlotte, NC 28273	Warehouse (L)
6272 McIntosh Rd
Sarasota, FL 34238

Natural Retail Group, Inc.

Earth Origins/Retail Store (L)	Port Charlotte, FL 33948
6651 Central Avenue
St. Petersburg, FL 33710	Earth Origins/Retail Store (L)
15121 Tamiami Trail #104
Earth Origins/Retail Store (L)	Port Charlotte, FL 33948
1930 Stickney Point Road
Sarasota, FL 34231	Earth Origins/Retail Store (L)
1237 N.W. 76th Boulevard
Earth Origins/ Office/Retail Store (L)	Gainesville, FL 32606
30555 US Highway 19N
Palm Harbor, FL 34684	Earth Origins/Retail Store (L)
1600 Route 28
Earth Origins/Retail Store (L)	Centerville, MA 02632
1917 E. Silver Springs Boulevard
Ocala, FL 34470	Earth Origins/Retail Store (L)
108 Marlboro Ave
Earth Origins/Retail Store (L)	Easton, MD 21601
521 N.W. 13 Boulevard
Gainesville, FL 32601
Earth Origins/Retail Store (L)
Earth Origins/Retail Store (L)	7006 Reisterstown
1279 Beneva Road South	Baltimore, MD 21215
Sarasota, FL 34232
Earth Origins/Retail Store Outlet (L)
Earth Origins/Retail Store (L)	3005 Lake Mary Boulevard Suite 124
1900-2000 Tamiami Trail	Lake Mary, Florida 32746

S-8.6.1-4

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Tony’s Fine Foods

Equipment Yard (R)
Office (L)	2696 South Willows Avenue
2335 Del Monte Street, West	Fresno, CA 93725
Sacramento, CA 95691
Equipment Yard(R)
Office (L)	30305 Bradham Drive
5776 Stoneridge Mall Rd Ste 390	Goshen, CA 93291
Pleasanton, CA 94588
Equipment Yard(R)
Land/Warehouse (O)	2190 Joseph Street
3575 Reed Avenue	Medford, OR 97501
West Sacramento, CA 95605
Equipment Yard(R)
Warehouse (L)	3030 Ramada Drive
700 Jones St.	Paso Robles, CA 93446
Yuba City, CA 95992
Equipment Yard(R)
Warehouse (L)	781 Swift Way 95206
10960 Industrial Way	Stockton, CA
Truckee, CA 96161
Equipment Yard (R)
Warehouse (L)	1639 Shop Street
759 S. 74 Place	South Lake Tahoe, CA 96150
Ridgefield, WA 98642
Equipment Yard (R)
Equipment Yard (R)	3450 North State Street
19692 Spring Gulch Road	Ukiah, CA 95482
Anderson, CA 96007
Equipment Yard (L)
Equipment Yard (L)	7502 W. Durango St
801 Harrison Street	Phoenix, AZ 85043
Berkeley, CA 94710
Equipment Yard (R)
Equipment Yard (R)	1205 Aviara Parkway
70 Pepsi Lane	Carlsbad, CA 92011
Chico, CA 95938
Equipment Yard (L)
Equipment Yard (R)	42400 Boyce Rd, Ste C
5949 South Eastern Ave	Fremont, CA 94538
Commerce, CA 90040

Blue Marble Brands, LLC

Office (L)
555 Valley Street (Also known as 313 Iron Horse Way)
Providence, RI 02908
Landlord: Alco Cityside Federal LLC

S-8.6.1-5

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Warehouse (L)
225 Cross Farm Lane
York, PA 17406
Landlord: FR York Property Holding L.P.

Warehouse (L – owned by United Natural Foods, Inc.)
1100 Sunset Boulevard
Rocklin, CA 95765

Achondo Transportation, Inc.

Warehouse (R)
8530 Commercial Way
Redding, CA 96002

3.	Collateral may also be located from time to time at the following locations:

	Americold 380 Willow Springs Lane York, PA 17406	Rancho Cold Storage 670 Mesquit Street Los Angeles, CA 90021

	Carmel Foods 31128 San Clemente Street Hayward, CA 94544	D2000 505 Crossroads Parkway Bolingbrook, IL 60440

	J. Lieb Foods 2550 23rd Avenue Forest Grove, OR 97116	Interpac Dist 260 N. Pioneer Avenue Woodland, CA 95776

	US Cold Storage 31000 52nd Avenue Sacramento, CA 95823	US Cold Bethlehem 15 Emery Street Bethlehem, PA 18015

	Belt’s Corporation 1820 Portal St. Baltimore, MD 21224	Americold 1301 26th Avenue Tacoma, WA 98424

	Hall’s Warehouse 501 Kentile Rd S. Plainfield, NJ 07080 Holli-PAC 1667 Route 31	East Coast Warehouse 1140 Polaris Street Elizabeth, NJ 07201 Unisource 4225 Hacienda Drive

S-8.6.1-6

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Holley, NY 14470 Partners Cold Storage 4705 Brookhollow Circle Riverside, CA 92509	Pleasanton, CA 94588 Interpac Tech 1250 N. McDowell Blvd. Petaluma, CA 94954

S-8.6.1-7

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 9.1.4

NAMES AND CAPITAL STRUCTURE

1.                                      The corporate names, jurisdictions of incorporation, and authorized and issued Equity Interests of each Borrower and Subsidiary are as follows:

Name	Jurisdiction	Number and Class of Authorized Shares	Number and Class of Issued Shares
United Natural Foods, Inc.	Delaware	Common — 100,000,000 Preferred — 5,000,000	Common — 50,379,462 (as of 4/2/2016) Preferred — 0
United Natural Foods West, Inc.	California	Common — 100,000	Common — 1
UNFI Canada, Inc.	Canada	Common — Unlimited	Common — 100
Albert’s Organics, Inc.	California	Voting — 99,500 Non-Voting — 500	Voting — 579.36 Non-Voting — 0
Natural Retail Group, Inc.	Delaware	Common — 10,000	Common — 1,000
Springfield Development, LLC	Delaware	N/A	N/A
Blue Marble Brands, LLC	Delaware	N/A	N/A
United Natural Trading, LLC	Delaware	N/A	N/A
Tony’s Fine Foods	California	Common- 200,000	Common - 122,500
Tutto Pronte	California	Common- 100	Common-100
Fromages De France, Inc.	California	Common- 100	Common- 100
Select Nutrition, LLC	Delaware	N/A	N/A
UNFI Transport, LLC	Delaware	N/A	N/A
Nor-Cal Produce, Inc.	California	Common-1,000	Common-1,000
Achonodo Transportation, Inc.	California	Common-10,000	Common-10,000

2.                                      The record holders of Equity Interests of each Borrower (other than United Natural Foods, Inc.) and Subsidiary are as follows:

Name	Class of Stock	Number of Shares	Record Owner
United Natural Foods West, Inc.	Common	1	United Natural Foods, Inc.
UNFI Canada, Inc.	Common	100	United Natural Foods, Inc.
Albert’s Organics, Inc.	Common	579.36	United Natural Foods, Inc.
Natural Retail Group, Inc.	Common	1,000	United Natural Foods, Inc.
Springfield Development, LLC	N/A	N/A	United Natural Foods, Inc. is the sole member.
Blue Marble Brands, LLC	N/A	N/A	United Natural Foods, Inc. is the sole member.
United Natural Trading, LLC	N/A	N/A	United Natural Foods, Inc. is the sole member.
Tony’s Fine Foods, Inc.	Common	122,500	United Natural Foods West, Inc.
Tutto Pronte	Common	100	Tony’s Fine Foods, Inc.
Fromages De France, Inc.	Common	100	Tony’s Fine Foods, Inc.

S-9.1.4-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Name	Class of Stock	Number of Shares	Record Owner
Select Nutrition, LLC	N/A	N/A	United Natural Foods, Inc. is the sole member.
UNFI Transport, LLC	N/A	N/A	United Natural Foods, Inc. is the sole member
Nor-Cal Produce, Inc.	1,000	1,000	United Natural Foods, Inc.
Achondo Transportation, Inc.	10,000	10,000	United Natural Foods, Inc.

3.                                      All agreements binding on holders of Equity Interests of Borrowers and Subsidiaries with respect to such interests are as follows:

None, other than with respect to certain Equity Interests of UNFI pursuant to certain plans and agreements, the forms of which are filed as exhibits to UNFI’s public filings with the Securities and Exchange Commission.

4.                                      In the five years preceding the Closing Date, no Borrower or Subsidiary has acquired all or substantially all of the assets of any other Person nor been the surviving entity in a merger, amalgamation or combination, except:

Tony’s Fine Foods.  On October 31, 2011, Columbus Distributing, Inc. merged into Tony’s Fine Foods. On March 5, 2014, CD Equipment LLC and Columbus Leasing LLC (subsidiaries of Tony’s Fine Foods) were dissolved.

Whole Foods Market Distribution, Inc.  In September and October of 2011, UNFI completed its acquisition of the Rocky Mountain and Southwest distribution business of Whole Foods Market Distribution, Inc. (“Whole Foods Distribution”), a wholly owned subsidiary of Whole Foods Market, Inc., whereby the Company (i) acquired inventory at Whole Foods Distribution’s Aurora, Colorado and Austin, Texas distribution facilities; (ii) acquired substantially all of Whole Foods Distribution’s assets, other than the inventory, at the Aurora, Colorado distribution facility; (iii) assumed Whole Foods Distribution’s obligations under the existing lease agreement related to the Aurora, Colorado distribution facility; and (iv) hired substantially all of Whole Foods Distribution’s employees working at the Aurora, Colorado distribution facility.

B.K Sethi Distribution LTD.  In November 2011, UNFI Canada, Inc. acquired the food distribution assets of B.K. Sethi Distribution, LTD.

Purity Organic Holding Inc.  In August 2012, Alberts Organics acquired the food distribution assets of Purity Organic Holding Inc., also known as Pacific Organic Produce.

Disley Food Services.  In August 2012, UNFI Canada, Inc. acquired the food distribution assets of Disley Food Services, Inc., a Canadian distributor of dairy and deli specialty products.

Green Irene LLC.  In September 2012, UNFI Inc. acquired all the assets of Honest Green (Green Irene LLC).

Tony’s Fine Foods.  Tony’s Fine Foods acquired substantially all of the assets of Bernard & Sons, Inc., a California corporation, on January 27, 2012.

S-9.1.4-2

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Tony’s Fine Foods.  Tony’s Fine Foods acquired substantially all of the assets of Ideal Food Products, Inc., a Washington corporation, on September 7, 2012.

Trudeau Foods, LLC.  In September 2013, UNFI Inc. acquired all of the equity interest of Trudeau Foods, LLC (“Trudeau Foods”) from Trudeau Holdings, LLC, a portfolio company of Arbor Investments II, LP.

Tony’s Fine Foods.  In May 2014 United Natural Foods West, Inc. acquired all of the stock of Tony’s Fine Foods and their wholly owned subsidiaries Tutto Pronte and Fromages De France (both dormant), a leading distributor of perishable food products.

Select Nutrition, LLC.  In May 2014, Select Nutrition, LLC acquired certain assets from its affiliate United Natural Foods, Inc.

Global Organics.  In March 2016, Albert’s Organics, Inc. (“Albert’s”), acquired certain assets of Global Organic/Specialty Source, Inc., GO Transportation, LLC, and Gulfcoast Cold Storage, LLC.

Nor-Cal Produce, Inc. (“Nor-Cal”).  In March 2016, United Natural Foods, Inc. acquired all the outstanding stock of Nor-Cal Produce, Inc. (“Nor-Cal”) and an affiliated entity Achondo Transportation, Inc. (“ATI”) along with substantially all the assets of Achondo Properties Limited Partnership, an affiliated entity.

5.                                      In July 2012, Millbrook Distribution Services, Inc. was dissolved into Distribution Holdings, Inc. and Distribution Holdings, Inc. was dissolved into United Natural Foods, Inc.

6.                                      In November 2012, Fantastic Foods, Inc. and Mt. Vikos, Inc. were each dissolved into United Natural Foods, Inc.

7.                                      In November 2012, United Natural Trading Co. (at the time a wholly-owned Subsidiary of United Natural Foods, Inc.) contributed its assets and liabilities to United Natural Trading, LLC and Blue Marble Brands, LLC and then was dissolved into United Natural Foods, Inc.

8.                                      In June 2015, Trudeau Foods LLC (at the time a wholly-owned Subsidiary of United Natural Foods, Inc.) was dissolved into United Natural Foods, Inc.

9.                                      In July 2015, United Natural Transportation Inc. was merged into United Natural Foods West, Inc.

10.                               In February 2016, UNFI Transport, LLC was formed as a transportation company for UNFI Inc.

S-9.1.4-3

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 9.1.11

PATENTS, TRADEMARKS, COPYRIGHTS AND

INTELLECTUAL PROPERTY LICENSES

1.              No Borrower or Subsidiary pays or owes any Royalty or other compensation to any Person with respect to any Intellectual Property, other than de minimis amounts.

2.              UNFI has internally developed a mobile ordering application known as iUNFI for use by its customers on iPads, iPhones and iTouch mobile devices. The application allows UNFI’s customers to place orders with UNFI and its affiliates directly from the customer’s mobile devices.

3.              Nor-Cal Produce, Inc.’s sole domain registration is www.nor-calproduce.com.  Nor-Cal does not have a website with this domain registration.

4.              Global Organic/Specialty Source, Inc. has the following domain names:

a.              globalorganic.biz

b.              globalorganic.info

c.               globalorganic.mobi

d.              globalorganic.org

e.               globalorganic.ws

f.                gccoldstorage.com

g.               meridianfreezer.com

5.              Registered Trademarks and Trademark Applications:

TM Record	Mark Name	Status/Status Date	Owner
US Federal Registration No. 3489260	NOAH’S GARDEN	Registered on: 08/19/2008 Last status: registered 8 & 15, 04/16/2014 Renewal period: 08/19/2017 — 08/19/2018	Global Organic/Specialty Source, Inc.

S-9.1.11-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

6.              Material Unregistered Trademarks:

There are three (3) trademark applications that were submitted to the USPTO as detailed below and the Company has filing receipts.  These trademark applications have expired and no registered trademarks were issued.

Nor-Cal Produce Logo

Serial No.:	78/800991
Filing Date:	January 27, 2006
Status:	Newly Filed Application
Ref. No.:	206-04

Goods/Services: Distributorship services featuring agricultural products, produce, fruits, vegetables, meats and related food items.

Class:	035

Nor-Cal Produce Logo

Serial No.:	78/801024
Filing Date:	January 27, 2006
Status:	Newly Filed Application
Ref. No.:	206-05

Goods/Services: Fresh, raw or unprocessed produce, fruits and vegetables.

Class:	031

Nor-Cal Produce Logo

Serial No.:	78/801053
Filing Date:	January 27, 2006
Status:	Newly Filed Application
Ref. No.:	206-06

Goods/Services: Preserved, dried or processed produce, fruits and vegetables; meat.

Class:	029

7.              Additional Material Unregistered Trademarks:

8.              Attached is a list of additional Intellectual Property owned by any Borrower or Subsidiary.

S-9.1.11-2

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-BMB T02166-US4 Registered Regular 85831310 REVERENCE FOR THE LAND 01/24/2013 4358184 Attorney 06/25/2013 06/25/2023 06/25/2023 David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02170-US1 Registered Regular 78609470 04/15/2005 3619430 Attorney 05/12/2009 05/12/2019 05/12/2019 WOODSTOCK FARMS (WORD MARK) David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02170-US2 Registered Regular 78609472 04/15/2005 3619431 Attorney 05/12/2009 05/12/2019 05/12/2019 WOODSTOCK FARMS (WORD MARK) David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02170-US3 Registered Regular 78609475 04/15/2005 3619432 Attorney 05/12/2009 05/12/2019 05/12/2019 WOODSTOCK FARMS (WORD MARK) David R. Josephs Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02170-US5 Registered Regular 73646540 02/26/1987 1472520 Attorney 01/12/1988 01/12/2018 01/12/2018 David R. Josephs WOODSTOCK FARMS (WORD MARK) Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02170-US7 Registered Intent To Use Application 77844426 10/08/2009 3846441 Attorney 09/07/2010 09/07/2020 09/07/2020 WOODSTOCK FARMS (WORD MARK) David R. Josephs United Natural Foods, Inc./Blue Marble Brands, LLC. Trademark United States Country Client\Division 1 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.

PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	RenewalDate	Country	Trademark	Attorney	Client\Division
U010-BMB	T02166-US4	Registered	Regular	85831310	01/24/2013	4358184	06/25/2013	06/25/2023	06/25/2023	United States	REVERENCE FOR THE LAND	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02170-US1	Registered	Regular	78609470	04/15/2005	3619430	05/12/2009	05/12/2019	05/12/2019	United States	WOODSTOCK FARMS (WORD MARK)	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02170-US2	Registered	Regular	78609472	04/15/2005	3619431	05/12/2009	05/12/2019	05/12/2019	United States	WOODSTOCK FARMS (WORD MARK)	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02170-US3	Registered	Regular	78609475	04/15/2005	3619432	05/12/2009	05/12/2019	05/12/2019	United States	WOODSTOCK FARMS (WORD MARK)	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02170-US5	Registered	Regular	73646540	02/26/1987	1472520	01/12/1988	01/12/2018	01/12/2018	United States	WOODSTOCK FARMS (WORD MARK)	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02170-US7	Registered	Intent To Use Application	77844426	10/08/2009	3846441	09/07/2010	09/07/2020	09/07/2020	United States	WOODSTOCK FARMS (WORD MARK)	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.

Page 1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-BMB T02171-US1 Registered Regular 78723958 09/30/2005 3619439 Attorney 05/12/2009 05/12/2019 05/12/2019 WOODSTOCK FARMS & DESIGN David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02171-US5 Registered Regular 85831392 01/24/2013 4364898 Attorney 07/09/2013 07/09/2023 07/09/2023 WOODSTOCK FARMS and Design (logo) David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02176-US Registered Regular 75292335 05/15/1997 2327088 Attorney 03/07/2000 03/07/2020 03/07/2020 David R. Josephs Trademark GOURMET ARTISAN HANDCRAFTED FOODS AND DESIGN United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02177-US2 Registered Regular 85165859 11/01/2010 3977545 Attorney 06/14/2011 06/14/2021 06/14/2021 HARVEST BAY David R. Josephs Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02181-US Registered Regular 78238990 04/17/2003 2895383 Attorney 10/19/2004 10/19/2024 10/19/2024 David R. Josephs NATURAL SEA Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02187-US Registered Regular 75222924 01/09/1997 2211644 Attorney 12/15/1998 12/15/2018 12/15/2018 David R. Josephs United Natural Foods, Inc./Blue Marble Brands, LLC. Trademark ORGANIC BABY CERTIFIED ORGANIC BABY FOOD AND DESIGN United States Country Client\Division 2 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date
U010-BMB	T02171-US1	Registered	Regular	78723958	09/30/2005	3619439	05/12/2009	05/12/2019	05/12/2019
Country: United States			Trademark: WOODSTOCK FARMS & DESIGN			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc./Blue Marble Brands, LLC.		
U010-BMB	T02171-US5	Registered	Regular	85831392	01/24/2013	4364898	07/09/2013	07/09/2023	07/09/2023
Country: United States			Trademark: WOODSTOCK FARMS and Design (logo)			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc./Blue Marble Brands, LLC.		
U010-BMB	T02176-US	Registered	Regular	75292335	05/15/1997	2327088	03/07/2000	03/07/2020	03/07/2020
Country: United States			Trademark: GOURMET ARTISAN HANDCRAFTED FOODS AND DESIGN			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc./Blue Marble Brands, LLC.		
U010-BMB	T02177-US2	Registered	Regular	85165859	11/01/2010	3977545	06/14/2011	06/14/2021	06/14/2021
Country: United States			Trademark: HARVEST BAY			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc./Blue Marble Brands, LLC.		
U010-BMB	T02181-US	Registered	Regular	78238990	04/17/2003	2895383	10/19/2004	10/19/2024	10/19/2024
Country: United States			Trademark: NATURAL SEA			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc./Blue Marble Brands, LLC.		
U010-BMB	T02187-US	Registered	Regular	75222924	01/09/1997	2211644	12/15/1998	12/15/2018	12/15/2018
Country: United States			Trademark: ORGANIC BABY CERTIFIED ORGANIC BABY FOOD AND DESIGN			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc./Blue Marble Brands, LLC.		

Page 2

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-BMB T02195-US Registered Regular 646393 02/25/1987 1487657 Attorney 05/10/1988 05/10/2018 05/10/2018 WOODSTOCK David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02266-US Registered Regular 78302417 09/18/2003 2884380 Attorney 09/14/2004 09/14/2024 09/14/2024 RISING MOON ORGANICS & Design David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02266-US1 Registered Regular 85012780 04/13/2010 3940100 Attorney 04/05/2011 04/05/2021 04/05/2021 RISING MOON ORGANICS & DESIGN David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02267-US Registered Regular 78443407 06/29/2004 3261999 Attorney 07/10/2007 07/10/2017 07/10/2017 PRIMACOTTA David R. Josephs Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02283-US Registered Regular 74258939 03/25/1992 1831483 Attorney 04/19/1994 04/19/2024 04/19/2024 David R. Josephs COOL FRUITS Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02284-US Registered Regular 76106166 08/10/2000 2611611 Attorney 08/27/2002 08/27/2022 08/27/2022 AH! LASKA David R. Josephs United Natural Foods, Inc./Blue Marble Brands, LLC. Trademark United States Country Client\Division 3 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date	Country	Trademark	Attorney	Client\Division
U010-BMB	T02195-US	Registered	Regular	646393	02/25/1987	1487657	05/10/1988	05/10/2018	05/10/2018	United States	WOODSTOCK	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02266-US	Registered	Regular	78302417	09/18/2003	2884380	09/14/2004	09/14/2024	09/14/2024	United States	RISING MOON ORGANICS & Design	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02266-US1	Registered	Regular	85012780	04/13/2010	3940100	04/05/2011	04/05/2021	04/05/2021	United States	RISING MOON ORGANICS & DESIGN	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02267-US	Registered	Regular	78443407	06/29/2004	3261999	07/10/2007	07/10/2017	07/10/2017	United States	PRIMACOTTA	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02283-US	Registered	Regular	74258939	03/25/1992	1831483	04/19/1994	04/19/2024	04/19/2024	United States	COOL FRUITS	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02284-US	Registered	Regular	76106166	08/10/2000	2611611	08/27/2002	08/27/2022	08/27/2022	United States	AH! LASKA	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.

Page 3

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-BMB T02294-US Registered Regular 78038833 12/11/2000 2858711 Attorney 06/29/2004 06/29/2024 06/29/2024 MEDITERRANEAN ORGANIC & DESIGN David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02295-US Registered Regular 73691997 10/26/1987 1493354 Attorney 06/21/1988 06/21/2018 06/21/2018 LORIVA David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02390-US Registered Regular 77071578 12/27/2006 3322663 Attorney 10/30/2007 10/30/2017 10/30/2017 WE RUB FOOD THE RIGHT WAY David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02391-US Registered Regular 78963973 NANTUCKET OFF-SHORE 08/30/2006 3312637 Attorney 10/16/2007 10/16/2017 10/16/2017 David R. Josephs Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02498-US Registered Regular 74506206 03/23/1994 1893236 Attorney 05/09/1995 05/09/2025 05/09/2025 David R. Josephs TUMARO'S Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02499-US Registered Regular 74593532 11/01/1994 2064172 Attorney 05/20/1997 05/20/2017 05/20/2017 THE HEALTHY MEXICAN FOOD COMPANY David R. Josephs United Natural Foods, Inc./Blue Marble Brands, LLC. Trademark United States Country Client\Division 4 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date	Country	Trademark	Attorney	Client\Division
U010-BMB	T02294-US	Registered	Regular	78038833	12/11/2000	2858711	06/29/2004	06/29/2024	06/29/2024	United States	MEDITERRANEAN ORGANIC & DESIGN	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02295-US	Registered	Regular	73691997	10/26/1987	1493354	06/21/1988	06/21/2018	06/21/2018	United States	LORIVA	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02390-US	Registered	Regular	77071578	12/27/2006	3322663	10/30/2007	10/30/2017	10/30/2017	United States	WE RUB FOOD THE RIGHT WAY	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02391-US	Registered	Regular	78963973	08/30/2006	3312637	10/16/2007	10/16/2017	10/16/2017	United States	NANTUCKET OFF-SHORE	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02498-US	Registered	Regular	74506206	03/23/1994	1893236	05/09/1995	05/09/2025	05/09/2025	United States	TUMARO'S	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02499-US	Registered	Regular	74593532	11/01/1994	2064172	05/20/1997	05/20/2017	05/20/2017	United States	THE HEALTHY MEXICAN FOOD COMPANY	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.

Page 4

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-BMB T02503-US Registered Regular 75852865 11/17/1999 2465219 Attorney 07/03/2001 07/03/2021 07/03/2021 TUMARO'S GOURMET TORTILLAS David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02506-US Registered Regular 75683942 04/16/1999 2764541 Attorney 09/16/2003 09/16/2023 09/16/2023 TUMARO'S THE ORIGINAL GOURMET WRAPS David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02507-US Registered Regular 76302605 08/20/2001 2762465 Attorney 09/09/2003 09/09/2023 09/09/2023 David R. Josephs Trademark TUMARO'S AMERICA'S FAVORITE GOURMET TORTILLA United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02660-US Registered Regular 76674431 03/22/2007 3364139 Attorney 01/08/2008 01/08/2018 01/08/2018 JUNGLE PRODUCTS BEYOND ORGANIC David R. Josephs Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02677-US Registered Regular 77628776 BLUE MARBLE BRANDS 12/08/2008 3647068 Attorney 06/30/2009 06/30/2019 06/30/2019 David R. Josephs Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02692-US Registered Regular 75214895 READY SET PASTA 12/17/1996 2229911 Attorney 03/09/1999 03/09/2019 03/09/2019 David R. Josephs United Natural Foods, Inc./Blue Marble Brands, LLC. Trademark United States Country Client\Division 5 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date	Country	Trademark	Attorney	Client\Division
U010-BMB	T02503-US	Registered	Regular	75852865	11/17/1999	2465219	07/03/2001	07/03/2021	07/03/2021	United States	TUMARO'S GOURMET TORTILLAS	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02506-US	Registered	Regular	75683942	04/16/1999	2764541	09/16/2003	09/16/2023	09/16/2023	United States	TUMARO'S THE ORIGINAL GOURMET WRAPS	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02507-US	Registered	Regular	76302605	08/20/2001	2762465	09/09/2003	09/09/2023	09/09/2023	United States	TUMARO'S AMERICA'S FAVORITE GOURMET TORTILLA	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02660-US	Registered	Regular	76674431	03/22/2007	3364139	01/08/2008	01/08/2018	01/08/2018	United States	JUNGLE PRODUCTS BEYOND ORGANIC	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02677-US	Registered	Regular	77628776	12/08/2008	3647068	06/30/2009	06/30/2019	06/30/2019	United States	BLUE MARBLE BRANDS	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02692-US	Registered	Regular	75214895	12/17/1996	2229911	03/09/1999	03/09/2019	03/09/2019	United States	READY SET PASTA	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.

Page 5

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-BMB T02698-US Registered Regular 74075573 FANTASTIC FOODS 07/05/1990 1656369 Attorney 09/10/1991 09/10/2021 09/10/2021 David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02699-US Registered Regular 74538772 FANTASTIC FOODS & DESIGN 06/17/1994 2070953 Attorney 06/17/1997 06/17/2017 06/17/2017 David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02701-US Registered Regular 74587161 NATURE'S BURGER 10/18/1994 1928000 Attorney 10/17/1995 10/17/2025 10/17/2025 David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02702-US Registered Regular 74485626 02/02/1994 2396643 Attorney 10/24/2000 10/24/2020 10/24/2020 CHA-CHA CHILI David R. Josephs Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02709-US Registered Regular 78814540 FANTASTIC WORLD FOODS 02/14/2006 3518298 Attorney 10/14/2008 10/14/2018 10/14/2018 David R. Josephs Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02746-US Registered Regular 78892521 MT VIKOS (Stylized) 05/25/2006 3218006 Attorney 03/13/2007 03/13/2017 03/13/2017 David R. Josephs United Natural Foods, Inc./Blue Marble Brands, LLC. Trademark United States Country Client\Division 6 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date	Country	Trademark	Attorney	Client\Division
U010-BMB	T02698-US	Registered	Regular	74075573	07/05/1990	1656369	09/10/1991	09/10/2021	09/10/2021	United States	FANTASTIC FOODS	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02699-US	Registered	Regular	74538772	06/17/1994	2070953	06/17/1997	06/17/2017	06/17/2017	United States	FANTASTIC FOODS & DESIGN	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02701-US	Registered	Regular	74587161	10/18/1994	1928000	10/17/1995	10/17/2025	10/17/2025	United States	NATURE'S BURGER	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02702-US	Registered	Regular	74485626	02/02/1994	2396643	10/24/2000	10/24/2020	10/24/2020	United States	CHA-CHA CHILI	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02709-US	Registered	Regular	78814540	02/14/2006	3518298	10/14/2008	10/14/2018	10/14/2018	United States	FANTASTIC WORLD FOODS	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T02746-US	Registered	Regular	78892521	05/25/2006	3218006	03/13/2007	03/13/2017	03/13/2017	United States	MT VIKOS (Stylized)	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.

Page 6

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-BMB T02747-US Registered Regular 78318318 10/24/2003 2877744 Attorney 08/24/2004 08/24/2024 08/24/2024 FETIRI David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02769-US Registered Intent To Use Application 77691780 03/16/2009 3782510 Attorney 04/27/2010 04/27/2020 04/27/2020 FIELD DAY David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02769-US1 Filed Intent To Use Application 86495147 01/05/2015 FIELD DAY David R. Josephs Trademark Attorney United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02770-US Registered Intent To Use Application 77691788 03/16/2009 3811800 Attorney 06/29/2010 06/29/2020 06/29/2020 ENJOY THE HARVEST David R. Josephs Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02900-US Registered Supplemental / B Register 77844388 10/08/2009 3839507 Attorney 08/24/2010 08/24/2020 08/24/2020 David R. Josephs GOURMET ARTISAN Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T02903-US Registered Regular 77845506 10/09/2009 3820839 Attorney 07/20/2010 07/20/2020 07/20/2020 M MEDITERRANEAN ORGANIC and Design (new logo from 2007) David R. Josephs United Natural Foods, Inc./Blue Marble Brands, LLC. Trademark United States Country Client\Division 7 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	RenewalDate
U010-BMB	T02747-US	Registered	Regular	78318318	10/24/2003	2877744	08/24/2004	08/24/2024	08/24/2024
Country	United States	Trademark	FETIRI			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc./Blue Marble Brands, LLC.		
U010-BMB	T02769-US	Registered	Intent To Use Application	77691780	03/16/2009	3782510	04/27/2010	04/27/2020	04/27/2020
Country	United States	Trademark	FIELD DAY			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc./Blue Marble Brands, LLC.		
U010-BMB	T02769-US1	Filed	Intent To Use Application	86495147	01/05/2015				
Country	United States	Trademark	FIELD DAY			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc./Blue Marble Brands, LLC.		
U010-BMB	T02770-US	Registered	Intent To Use Application	77691788	03/16/2009	3811800	06/29/2010	06/29/2020	06/29/2020
Country	United States	Trademark	ENJOY THE HARVEST			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc./Blue Marble Brands, LLC.		
U010-BMB	T02900-US	Registered	Supplemental / B Register	77844388	10/08/2009	3839507	08/24/2010	08/24/2020	08/24/2020
Country	United States	Trademark	GOURMET ARTISAN			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc./Blue Marble Brands, LLC.		
U010-BMB	T02903-US	Registered	Regular	77845506	10/09/2009	3820839	07/20/2010	07/20/2020	07/20/2020
Country	United States	Trademark	M MEDITERRANEAN ORGANIC and Design (new logo from 2007)			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc./Blue Marble Brands, LLC.		

Page 7

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-BMB T03088-US Registered Intent To Use Application 85226939 01/26/2011 4143766 Attorney 05/15/2012 05/15/2022 05/15/2022 David R. Josephs Trademark WOODSTOCK EAT BECAUSE IT'S GOOD! (LOGO) United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03088-US1 Registered Intent To Use Application 85230668 01/31/2011 4100138 Attorney 02/14/2012 02/14/2022 02/14/2022 David R. Josephs Trademark WOODSTOCK EAT BECAUSE IT'S GOOD! (LOGO) United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03089-US Registered Intent To Use Application 85227329 01/27/2011 4143767 Attorney 05/15/2012 05/15/2022 05/15/2022 WOODSTOCK David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03089-US1 Registered Intent To Use Application 85230671 01/31/2011 4100139 Attorney 02/14/2012 02/14/2022 02/14/2022 WOODSTOCK David R. Josephs Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03090-US Registered Intent To Use Application 85227333 01/27/2011 4139993 Attorney 05/08/2012 05/08/2022 05/08/2022 David R. Josephs EAT BECAUSE IT'S GOOD! Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03090-US1 Registered Intent To Use Application 85230675 01/31/2011 4119519 Attorney 03/27/2012 03/27/2022 03/27/2022 EAT BECAUSE IT'S GOOD! David R. Josephs United Natural Foods, Inc./Blue Marble Brands, LLC. Trademark United States Country Client\Division 8 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	RenewalDate	Country	Trademark	Attorney	Client\Division
U010-BMB	T03088-US	Registered	Intent To Use Application	85226939	01/26/2011	4143766	05/15/2012	05/15/2022	05/15/2022	United States	WOODSTOCK EAT BECAUSE IT'S GOOD! (LOGO)	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T03088-US1	Registered	Intent To Use Application	85230668	01/31/2011	4100138	02/14/2012	02/14/2022	02/14/2022	United States	WOODSTOCK EAT BECAUSE IT'S GOOD! (LOGO)	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T03089-US	Registered	Intent To Use Application	85227329	01/27/2011	4143767	05/15/2012	05/15/2022	05/15/2022	United States	WOODSTOCK	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T03089-US1	Registered	Intent To Use Application	85230671	01/31/2011	4100139	02/14/2012	02/14/2022	02/14/2022	United States	WOODSTOCK	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T03090-US	Registered	Intent To Use Application	85227333	01/27/2011	4139993	05/08/2012	05/08/2022	05/08/2022	United States	EAT BECAUSE IT'S GOOD!	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T03090-US1	Registered	Intent To Use Application	85230675	01/31/2011	4119519	03/27/2012	03/27/2022	03/27/2022	United States	EAT BECAUSE IT'S GOOD!	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.

Page 8

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-BMB T03143-US Registered Intent To Use Application 85279490 03/29/2011 4191544 Attorney 08/14/2012 08/14/2022 08/14/2022 HARVEST BAY and Design (logo with swoosh) David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03390-US Registered Intent To Use Application 85648416 06/11/2012 4426300 Attorney 10/29/2013 10/29/2023 10/29/2023 David R. Josephs Trademark NATURAL SEA PURE WILD SEAFOOD and Design United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03398-US Filed Intent To Use Application 85663054 06/27/2012 VEGETARIAN FOOD THAT LOVES YOU BACK David R. Josephs Trademark Attorney United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03446-US Registered Intent To Use Application 85736659 09/24/2012 4597798 Attorney 09/02/2014 09/02/2024 09/02/2024 TUMARO'S and Design (logo) David R. Josephs Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03447-US Registered Intent To Use Application 85736607 09/24/2012 4597797 Attorney 09/02/2014 09/02/2024 09/02/2024 David R. Josephs TODAYS THE DAY. Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03472-US Registered Regular 85768403 OLD WESSEX, LTD. 10/31/2012 4357949 Attorney 06/25/2013 06/25/2023 06/25/2023 David R. Josephs United Natural Foods, Inc./Blue Marble Brands, LLC. Trademark United States Country Client\Division 9 Page

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PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	RenewalDate	Country	Trademark	Attorney	Client\Division
U010-BMB	T03143-US	Registered	Intent To Use Application	85279490	03/29/2011	4191544	08/14/2012	08/14/2022	08/14/2022	United States	HARVEST BAY and Design (logo with swoosh)	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T03390-US	Registered	Intent To Use Application	85648416	06/11/2012	4426300	10/29/2013	10/29/2023	10/29/2023	United States	NATURAL SEA PURE WILD SEAFOOD and Design	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T03398-US	Filed	Intent To Use Application	85663054	06/27/2012					United States	VEGETARIAN FOOD THAT LOVES YOU BACK	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T03446-US	Registered	Intent To Use Application	85736659	09/24/2012	4597798	09/02/2014	09/02/2024	09/02/2024	United States	TUMARO'S and Design (logo)	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T03447-US	Registered	Intent To Use Application	85736607	09/24/2012	4597797	09/02/2014	09/02/2024	09/02/2024	United States	TODAYS THE DAY.	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.
U010-BMB	T03472-US	Registered	Regular	85768403	10/31/2012	4357949	06/25/2013	06/25/2023	06/25/2023	United States	OLD WESSEX, LTD.	David R. Josephs	United Natural Foods, Inc./Blue Marble Brands, LLC.

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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-BMB T03516-US Registered Intent To Use Application 85821096 01/11/2013 4433922 Attorney 11/12/2013 11/12/2023 11/12/2023 LET'S SKIP THE SANDWICH. David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03563-US Registered Regular 78959254 TAVERNA MEZE & Design 08/24/2006 3283105 Attorney 08/21/2007 08/21/2017 08/21/2017 David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03719-US Filed Intent To Use Application 86046220 08/23/2013 THANK YOUR FARMER! David R. Josephs Trademark Attorney United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03720-US Filed Intent To Use Application 86046236 08/23/2013 GIVE THANKS TO YOUR FARMER! David R. Josephs Trademark Attorney Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03816-US Registered Regular 86174231 01/24/2014 4596640 Attorney 09/02/2014 09/02/2024 09/02/2024 David R. Josephs BLUE MARBLE BRANDS (LOGO) Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03864-US Registered Regular 86236978 03/31/2014 4617649 Attorney 10/07/2014 10/07/2024 10/07/2024 RISING MOON ORGANICS (LOGO) David R. Josephs United Natural Foods, Inc./Blue Marble Brands, LLC. Trademark United States Country Client\Division 10 Page

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PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date
U010-BMB	T03516-US	Registered	Intent To Use Application	85821096	01/11/2013	4433922	11/12/2013	11/12/2023	11/12/2023
Country: United States			Trademark: LET'S SKIP THE SANDWICH.			Attorney: David R. Joseph		Client\Division: United Natural Foods, Inc./Blue Marble Brands, LLC.	
U010-BMB	T03563-US	Registered	Regular	78959254	08/24/2006	3283105	08/21/2007	08/21/2017	08/21/2017
Country: United States			Trademark: TAVERNA MEZE & Design			Attorney: David R. Joseph		Client\Division: United Natural Foods, Inc./Blue Marble Brands, LLC.	
U010-BMB	T03719-US	Filed	Intent To Use Application	86046220	08/23/2013				
Country: United States			Trademark: THANK YOUR FARMER!			Attorney: David R. Joseph		Client\Division: United Natural Foods, Inc./Blue Marble Brands, LLC.	
U010-BMB	T03720-US	Filed	Intent To Use Application	86046236	08/23/2013				
Country: United States			Trademark: GIVE THANKS TO YOUR FARMER!			Attorney: David R. Joseph		Client\Division: United Natural Foods, Inc./Blue Marble Brands, LLC.	
U010-BMB	T03816-US	Registered	Regular	86174231	01/24/2014	4596640	09/02/2014	09/02/2024	09/02/2024
Country: United States			Trademark: BLUE MARBLE BRANDS (LOGO)			Attorney: David R. Joseph		Client\Division: United Natural Foods, Inc./Blue Marble Brands, LLC.	
U010-BMB	T03864-US	Registered	Regular	86236978	03/31/2014	4617649	10/07/2014	10/07/2024	10/07/2024
Country: United States			Trademark: RISING MOON ORGANICS (LOGO)			Attorney: David R. Joseph		Client\Division: United Natural Foods, Inc./Blue Marble Brands, LLC.	

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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-BMB T03866-US Registered Regular 86241035 A WORLD OF GOOD FOOD. 04/03/2014 4588960 Attorney 08/19/2014 08/19/2024 08/19/2024 David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03892-US Filed Intent To Use Application 86405810 09/25/2014 WOODSTOCK MINIME'S David R. Josephs Trademark Attorney United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T03937-US Filed Intent To Use Application 86330658 07/08/2014 TASTY.TRUSTY.SNACKS! David R. Josephs Trademark Attorney United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T04020-US Registered Regular 86405735 09/25/2014 4759169 Attorney 06/23/2015 06/23/2025 06/23/2025 RISING MOON ORGANICS (WORDMARK) David R. Josephs Trademark Country United States Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T04081-US Filed Intent To Use Application 86495156 01/05/2015 David R. Josephs FIELD DAY and Design (logo) Attorney Client\Division Trademark Country United States United Natural Foods, Inc./Blue Marble Brands, LLC. U010-BMB T04084-US Filed Intent To Use Application 86516878 01/28/2015 WILDLY SIMPLE David R. Josephs United Natural Foods, Inc./Blue Marble Brands, LLC. Trademark Attorney Client\Division United States Country 11 Page

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PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date
U010-BMB	T03866-US	Registered	Regular	86241035	04/03/2014	4588960	08/19/2014	08/19/2024	08/19/2024
Country United States			**Trademark** A WORLD OF GOOD FOOD.			**Attorney** David R. Josephs			
						Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC.			
U010-BMB	T03892-US	Filed	Intent To Use Application	86405810	09/25/2014				
Country United States			**Trademark** WOODSTOCK MINIME'S			**Attorney** David R. Josephs			
						Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC.			
U010-BMB	T03937-US	Filed	Intent To Use Application	86330658	07/08/2014				
Country United States			**Trademark** TASTY.TRUSTY.SNACKS!			**Attorney** David R. Josephs			
						Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC.			
U010-BMB	T04020-US	Registered	Regular	86405735	09/25/2014	4759169	06/23/2015	06/23/2025	06/23/2025
Country United States			**Trademark** RISING MOON ORGANICS (WORDMARK)			**Attorney** David R. Josephs			
						Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC.			
U010-BMB	T04081-US	Filed	Intent To Use Application	86495156	01/05/2015				
Country United States			**Trademark** FIELD DAY and Design (logo)			**Attorney** David R. Josephs			
						Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC.			
U010-BMB	T04084-US	Filed	Intent To Use Application	86516878	01/28/2015				
Country United States			**Trademark** WILDLY SIMPLE			**Attorney** David R. Josephs			
						Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC.			

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NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-BMB T04265-US Filed Intent To Use Application 86904506 02/11/2016 EASY GOURMET TONIGHT! David R. Josephs Trademark Attorney United States Country Client\Division United Natural Foods, Inc./Blue Marble Brands, LLC. 12 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

Country United States

Trademark EASY GOURMET TONIGHT!

Attorney David R. Josephs

Page 12

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04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-AO T03722-US Registered Intent To Use Application 86049862 08/28/2013 4642256 Attorney 11/18/2014 11/18/2024 11/18/2024 ORGANIC PRODUCE PRODIGY David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Albert's Organics, Inc. U010-AO T03723-US Registered Intent To Use Application 86051139 08/29/2013 4642265 Attorney 11/18/2014 11/18/2024 11/18/2024 ORGANIC PRODUCE PRODIGY & DESIGN David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Albert's Organics, Inc. 1 Page

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BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

Country United States **Trademark** ORGANIC PRODUCE PRODIGY **Attorney** David R. Josephs

Country United States **Trademark** ORGANIC PRODUCE PRODIGY & DESIGN **Attorney** David R. Josephs

Page 1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-TFF T04118-US Registered Intent To Use Application 86557527 03/09/2015 4840579 Attorney 10/27/2015 10/27/2025 10/27/2025 BOO CHIPS David R. Josephs Trademark United States Country Client\Division United Natural Foods, Inc./Tony's Fine Foods 1 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

Country United States

Trademark BOO CHIPS

Attorney David R. Josephs

Page 1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T02164-US Registered Intent To Use Application 78723899 09/30/2005 3277444 Attorney 08/07/2007 08/07/2017 08/07/2017 GRATEFUL HARVEST (WORD MARK) David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02164-US1 Registered Intent To Use Application 78723904 09/30/2005 3357403 Attorney 12/18/2007 12/18/2017 12/18/2017 GRATEFUL HARVEST (WORD MARK) David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02164-US2 Registered Intent To Use Application 78723943 09/30/2005 3357404 Attorney 12/18/2007 12/18/2017 12/18/2017 David R. Josephs United Natural Foods, Inc. GRATEFUL HARVEST (WORD MARK) Trademark Country United States Client\Division U010-UNF T02164-US3 Registered Intent To Use Application 78175910 10/18/2002 2855136 Attorney 06/15/2004 06/15/2024 06/15/2024 GRATEFUL HARVEST David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02165-US Registered Intent To Use Application 78723922 09/30/2005 3406848 Attorney 04/01/2008 04/01/2018 04/01/2018 David R. Josephs United Natural Foods, Inc. Trademark MISCELLANEOUS DESIGN (GRATEFUL HARVEST LOGO) United States Country Client\Division U010-UNF T02165-US1 Registered Intent To Use Application 78723918 09/30/2005 3283744 Attorney 08/21/2007 08/21/2017 08/21/2017 David R. Josephs United Natural Foods, Inc. Trademark MISCELLANEOUS DESIGN (GRATEFUL HARVEST LOGO) Country United States Client\Division 1 Page

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04/15/2016

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date	Country	Trademark	Attorney	Client\Division
U010-UNF	T02164-US	Registered	Intent To Use Application	78723899	09/30/2005	3277444	08/07/2007	08/07/2017	08/07/2017	United States	GRATEFUL HARVEST (WORD MARK)	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T02164-US1	Registered	Intent To Use Application	78723904	09/30/2005	3357403	12/18/2007	12/18/2017	12/18/2017	United States	GRATEFUL HARVEST (WORD MARK)	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T02164-US2	Registered	Intent To Use Application	78723943	09/30/2005	3357404	12/18/2007	12/18/2017	12/18/2017	United States	GRATEFUL HARVEST (WORD MARK)	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T02164-US3	Registered	Intent To Use Application	78175910	10/18/2002	2855136	06/15/2004	06/15/2024	06/15/2024	United States	GRATEFUL HARVEST	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T02165-US	Registered	Intent To Use Application	78723922	09/30/2005	3406848	04/01/2008	04/01/2018	04/01/2018	United States	MISCELLANEOUS DESIGN (GRATEFUL HARVEST LOGO)	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T02165-US1	Registered	Intent To Use Application	78723918	09/30/2005	3283744	08/21/2007	08/21/2017	08/21/2017	United States	MISCELLANEOUS DESIGN (GRATEFUL HARVEST LOGO)	David R. Josephs	United Natural Foods, Inc.

Page 1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T02168-IB Registered Regular 847419 01/06/2005 847419 Attorney 01/06/2005 01/06/2025 01/06/2025 UNITED NATURAL FOODS (WORD MARK) David R. Josephs United Natural Foods, Inc. Trademark International Country Client\Division U010-UNF T02168-IB-CTM Registered Regular 847419 01/06/2005 847419 Attorney 01/06/2005 01/06/2025 01/06/2025 UNITED NATURAL FOODS (WORD MARK) David R. Josephs United Natural Foods, Inc. Trademark Community Trademark Country Client\Division U010-UNF T02168-IB-JP Registered Regular A0000435 01/06/2005 847419 Attorney 01/06/2005 01/06/2025 01/06/2025 David R. Josephs United Natural Foods, Inc. UNITED NATURAL FOODS (WORD MARK) Trademark Country Japan Client\Division U010-UNF T02168-TW Registered Regular 94029813 06/22/2005 1231397 Attorney 10/01/2006 10/01/2016 09/30/2016 UNITED NATURAL FOODS (WORD MARK) David R. Josephs United Natural Foods, Inc. Trademark Taiwan Country Client\Division U010-UNF T02168-US Registered Regular 78530623 12/10/2004 3049980 Attorney 01/24/2006 01/24/2026 01/24/2026 UNITED NATURAL FOODS (WORD MARK) David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02170-CTM Registered Regular 4666046 10/04/2005 4666046 Attorney 09/13/2006 10/31/2025 10/31/2025 WOODSTOCK FARMS (WORD MARK) David R. Josephs United Natural Foods, Inc. Trademark Country Community Trademark Client\Division 2 Page

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PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date
U010-UNF	T02168-IB	Registered	Regular	847419	01/06/2005	847419	01/06/2005	01/06/2025	01/06/2025
Country: International		Trademark: UNITED NATURAL FOODS (WORD MARK)				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02168-IB-CTM	Registered	Regular	847419	01/06/2005	847419	01/06/2005	01/06/2025	01/06/2025
Country: Community Trademark		Trademark: UNITED NATURAL FOODS (WORD MARK)				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02168-IB-JP	Registered	Regular	A0000435	01/06/2005	847419	01/06/2005	01/06/2025	01/06/2025
Country: Japan		Trademark: UNITED NATURAL FOODS (WORD MARK)				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02168-TW	Registered	Regular	94029813	06/22/2005	1231397	10/01/2006	10/01/2016	09/30/2016
Country: Taiwan		Trademark: UNITED NATURAL FOODS (WORD MARK)				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02168-US	Registered	Regular	78530623	12/10/2004	3049980	01/24/2006	01/24/2026	01/24/2026
Country: United States		Trademark: UNITED NATURAL FOODS (WORD MARK)				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02170-CTM	Registered	Regular	4666046	10/04/2005	4666046	09/13/2006	10/31/2025	10/31/2025
Country: Community Trademark		Trademark: WOODSTOCK FARMS (WORD MARK)				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	

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04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T02170-CTM1 Registered Regular 4994083 03/17/2006 4994083 Attorney 04/11/2007 03/31/2026 03/31/2026 WOODSTOCK FARMS (WORD MARK) David R. Josephs United Natural Foods, Inc. Trademark Community Trademark Country Client\Division U010-UNF T02170-TW Registered Regular 94033609 07/13/2005 1207882 Attorney 05/01/2006 05/01/2026 04/30/2026 WOODSTOCK FARMS (WORD MARK) David R. Josephs United Natural Foods, Inc. Trademark Taiwan Country Client\Division U010-UNF T02170-TW1 Registered Regular 94033608 07/13/2005 1208006 Attorney 05/01/2006 05/01/2026 04/30/2026 David R. Josephs United Natural Foods, Inc. WOODSTOCK FARMS (WORD MARK) Trademark Country Taiwan Client\Division U010-UNF T02170-TW2 Registered Regular 94033607 07/13/2005 1196782 Attorney 02/16/2006 02/16/2026 02/15/2026 WOODSTOCK FARMS (WORD MARK) David R. Josephs United Natural Foods, Inc. Trademark Taiwan Country Client\Division U010-UNF T02170-TW3 Registered Regular 95013665 03/21/2006 1242138 Attorney 12/16/2006 12/16/2016 12/15/2016 WOODSTOCK FARMS (WORD MARK) David R. Josephs United Natural Foods, Inc. Trademark Taiwan Country Client\Division U010-UNF T02171-CTM Registered Regular 4999157 03/17/2006 4999157 Attorney 08/23/2007 03/31/2026 03/31/2026 WOODSTOCK FARMS & DESIGN David R. Josephs United Natural Foods, Inc. Trademark Country Community Trademark Client\Division 3 Page

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PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date
U010-UNF	T02170-CTM1	Registered	Regular	4994083	03/17/2006	4994083	04/11/2007	03/31/2026	03/31/2026
Country	Community Trademark	Trademark	WOODSTOCK FARMS (WORD MARK)			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc.		
U010-UNF	T02170-TW	Registered	Regular	94033609	07/13/2005	1207882	05/01/2006	05/01/2026	04/30/2026
Country	Taiwan	Trademark	WOODSTOCK FARMS (WORD MARK)			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc.		
U010-UNF	T02170-TW1	Registered	Regular	94033608	07/13/2005	1208006	05/01/2006	05/01/2026	04/30/2026
Country	Taiwan	Trademark	WOODSTOCK FARMS (WORD MARK)			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc.		
U010-UNF	T02170-TW2	Registered	Regular	94033607	07/13/2005	1196782	02/16/2006	02/16/2026	02/15/2026
Country	Taiwan	Trademark	WOODSTOCK FARMS (WORD MARK)			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc.		
U010-UNF	T02170-TW3	Registered	Regular	95013665	03/21/2006	1242138	12/16/2006	12/16/2016	12/15/2016
Country	Taiwan	Trademark	WOODSTOCK FARMS (WORD MARK)			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc.		
U010-UNF	T02171-CTM	Registered	Regular	4999157	03/17/2006	4999157	08/23/2007	03/31/2026	03/31/2026
Country	Community Trademark	Trademark	WOODSTOCK FARMS & DESIGN			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc.		

Page 3

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T02171-TW Registered Regular 95013659 03/21/2006 1253807 Attorney 03/01/2007 03/01/2017 02/28/2017 WOODSTOCK FARMS & DESIGN David R. Josephs United Natural Foods, Inc. Trademark Taiwan Country Client\Division U010-UNF T02172-US1 Registered Regular 85212055 01/06/2011 3998101 Attorney 07/19/2011 07/19/2021 07/19/2021 David R. Josephs United Natural Foods, Inc. Trademark AMERICA'S PREMIER CERTIFIED ORGANIC DISTRIBUTOR United States Country Client\Division U010-UNF T02174-US Registered Regular 76187631 12/28/2000 2671140 Attorney 01/07/2003 01/07/2023 01/07/2023 David R. Josephs United Natural Foods, Inc. EARTH ORIGINS Trademark Country United States Client\Division U010-UNF T02175-US Registered Regular 74120751 EXPRESS SNACKS 12/05/1990 1731357 Attorney 11/10/1992 11/10/2022 11/10/2022 David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02178-US Registered Regular 78592493 HEALTHY CLIPPINGS 03/22/2005 3065993 Attorney 03/07/2006 03/07/2026 03/07/2026 David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02179-US Registered Regular 75517573 07/13/1998 2263145 Attorney 07/20/1999 07/20/2019 07/20/2019 MOUNTAIN PEOPLES WAREHOUSE David R. Josephs United Natural Foods, Inc. Trademark Country United States Client\Division 4 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date
U010-UNF	T02171-TW	Registered	Regular	95013659	03/21/2006	1253807	03/01/2007	03/01/2017	02/28/2017
Country: Taiwan			Trademark: WOODSTOCK FARMS & DESIGN			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T02172-US1	Registered	Regular	85212055	01/06/2011	3998101	07/19/2011	07/19/2021	07/19/2021
Country: United States			Trademark: AMERICA'S PREMIER CERTIFIED ORGANIC DISTRIBUTOR			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T02174-US	Registered	Regular	76187631	12/28/2000	2671140	01/07/2003	01/07/2023	01/07/2023
Country: United States			Trademark: EARTH ORIGINS			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T02175-US	Registered	Regular	74120751	12/05/1990	1731357	11/10/1992	11/10/2022	11/10/2022
Country: United States			Trademark: EXPRESS SNACKS			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T02178-US	Registered	Regular	78592493	03/22/2005	3065993	03/07/2006	03/07/2026	03/07/2026
Country: United States			Trademark: HEALTHY CLIPPINGS			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T02179-US	Registered	Regular	75517573	07/13/1998	2263145	07/20/1999	07/20/2019	07/20/2019
Country: United States			Trademark: MOUNTAIN PEOPLES WAREHOUSE			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		

Page 4

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T02188-US Registered Regular 75179472 10/10/1996 2135441 Attorney 02/10/1998 02/10/2018 02/10/2018 RAINBOW David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02189-US Registered Regular 75453273 WOODFIELD FARMS 03/19/1998 2221771 Attorney 02/02/1999 02/02/2019 02/02/2019 David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02190-US Registered Supplemental / B Register 75516249 07/09/1998 2378242 Attorney 08/15/2000 08/15/2020 08/15/2020 David R. Josephs United Natural Foods, Inc. RESOURCE ORGANIC Trademark Country United States Client\Division U010-UNF T02190-US1 Registered Regular 85013131 RESOURCE ORGANIC 04/13/2010 3992008 Attorney 07/12/2011 07/12/2021 07/12/2021 David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02191-US Registered Regular 75516240 SOURCE ORGANIC 07/09/1998 2353204 Attorney 05/30/2000 05/30/2020 05/30/2020 David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02192-US Registered Regular 1477015 02/16/1988 1477015 Attorney 02/16/1998 02/16/2018 02/16/2018 STOW MILLS David R. Josephs United Natural Foods, Inc. Trademark Country United States Client\Division 5 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	RenewalDate
U010-UNF	T02188-US	Registered	Regular	75179472	10/10/1996	2135441	02/10/1998	02/10/2018	02/10/2018
Country: United States		Trademark: RAINBOW				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02189-US	Registered	Regular	75453273	03/19/1998	2221771	02/02/1999	02/02/2019	02/02/2019
Country: United States		Trademark: WOODFIELD FARMS				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02190-US	Registered	Supplemental / B Register	75516249	07/09/1998	2378242	08/15/2000	08/15/2020	08/15/2020
Country: United States		Trademark: RESOURCE ORGANIC				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02190-US1	Registered	Regular	85013131	04/13/2010	3992008	07/12/2011	07/12/2021	07/12/2021
Country: United States		Trademark: RESOURCE ORGANIC				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02191-US	Registered	Regular	75516240	07/09/1998	2353204	05/30/2000	05/30/2020	05/30/2020
Country: United States		Trademark: SOURCE ORGANIC				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02192-US	Registered	Regular	1477015	02/16/1988	1477015	02/16/1998	02/16/2018	02/16/2018
Country: United States		Trademark: STOWMILLS				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	

Page 5

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T02193-US Registered Regular 75153421 SUNSPLASH MARKET 08/20/1996 2248478 Attorney 06/01/1999 06/01/2019 06/01/2019 David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02266-CA Registered Regular 1539398 08/11/2011 830725 Attorney 08/27/2012 08/27/2027 08/27/2027 RISING MOON ORGANICS & Design David R. Josephs United Natural Foods, Inc. Trademark Canada Country Client\Division U010-UNF T02653-US Registered Regular 77579954 09/26/2008 3615593 Attorney 05/05/2009 05/05/2019 05/05/2019 David R. Josephs United Natural Foods, Inc. UNFI Trademark Country United States Client\Division U010-UNF T02654-US Registered Regular 77579975 09/26/2008 3634425 Attorney 06/09/2009 06/09/2019 06/09/2019 UNFI DRIVEN BY NATURE and Design (logo) David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02655-US Registered Regular 77579987 DRIVEN BY NATURE 09/26/2008 3615594 Attorney 05/05/2009 05/05/2019 05/05/2019 David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02661-US Registered Regular 76183563 12/21/2000 2636805 Attorney 10/15/2002 10/15/2022 10/15/2022 SELECT NUTRITION DISTRIBUTORS David R. Josephs United Natural Foods, Inc. Trademark Country United States Client\Division 6 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date
U010-UNF	T02193-US	Registered	Regular	75153421	08/20/1996	2248478	06/01/1999	06/01/2019	06/01/2019
Country: United States		Trademark: SUNSPLASH MARKET				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02266-CA	Registered	Regular	1539398	08/11/2011	830725	08/27/2012	08/27/2027	08/27/2027
Country: Canada		Trademark: RISING MOON ORGANICS & Design				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02653-US	Registered	Regular	77579954	09/26/2008	3615593	05/05/2009	05/05/2019	05/05/2019
Country: United States		Trademark: UNFI				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02654-US	Registered	Regular	77579975	09/26/2008	3634425	06/09/2009	06/09/2019	06/09/2019
Country: United States		Trademark: UNFI DRIVEN BY NATURE and Design (logo)				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02655-US	Registered	Regular	77579987	09/26/2008	3615594	05/05/2009	05/05/2019	05/05/2019
Country: United States		Trademark: DRIVEN BY NATURE				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02661-US	Registered	Regular	76183563	12/21/2000	2636805	10/15/2002	10/15/2022	10/15/2022
Country: United States		Trademark: SELECT NUTRITION DISTRIBUTORS				Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	

Page 6

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T02709-CA Registered Regular 1313435 FANTASTIC WORLD FOODS 08/11/2006 786273 Attorney 01/04/2011 01/04/2026 01/04/2026 David R. Josephs United Natural Foods, Inc. Trademark Canada Country Client\Division U010-UNF T02737-JP Registered Regular 12630694 FANTASTIC FOODS & DESIGN 12/14/1994 4330701 Attorney 10/29/1999 10/29/2019 10/29/2019 David R. Josephs United Natural Foods, Inc. Trademark Japan Country Client\Division U010-UNF T02737-JP1 Registered Regular 12630794 FANTASTIC FOODS & DESIGN 12/14/1994 4282810 Attorney 06/11/1999 06/11/2019 06/11/2019 David R. Josephs United Natural Foods, Inc. Trademark Country Japan Client\Division U010-UNF T02816-US Registered Regular 75012074 10/30/1995 2025274 Attorney 12/24/1996 12/24/2016 12/24/2016 David R. Josephs United Natural Foods, Inc. Trademark MILLBROOK MERCHANDISING FOR EXCELLENCE United States Country Client\Division U010-UNF T02896-US Registered Supplemental / B Register 77841755 10/05/2009 3846757 Attorney 09/07/2010 09/07/2020 09/07/2020 THE CHEESE SOURCE David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02897-US Registered Supplemental / B Register 77841767 10/05/2009 3846758 Attorney 09/07/2010 09/07/2020 09/07/2020 YOUR COMPLETE CHEESE PROGRAM David R. Josephs United Natural Foods, Inc. Trademark Country United States Client\Division 7 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date
U010-UNF	T02709-CA	Registered	Regular	1313435	08/11/2006	786273	01/04/2011	01/04/2026	01/04/2026
Country: Canada			Trademark: FANTASTIC WORLD FOODS			Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02737-JP	Registered	Regular	12630694	12/14/1994	4330701	10/29/1999	10/29/2019	10/29/2019
Country: Japan			Trademark: FANTASTIC FOODS & DESIGN			Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02737-JP1	Registered	Regular	12630794	12/14/1994	4282810	06/11/1999	06/11/2019	06/11/2019
Country: Japan			Trademark: FANTASTIC FOODS & DESIGN			Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02816-US	Registered	Regular	75012074	10/30/1995	2025274	12/24/1996	12/24/2016	12/24/2016
Country: United States			Trademark: MILLBROOK MERCHANDISING FOR EXCELLENCE			Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02896-US	Registered	Supplemental / B Register	77841755	10/05/2009	3846757	09/07/2010	09/07/2020	09/07/2020
Country: United States			Trademark: THE CHEESE SOURCE			Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T02897-US	Registered	Supplemental / B Register	77841767	10/05/2009	3846758	09/07/2010	09/07/2020	09/07/2020
Country: United States			Trademark: YOUR COMPLETE CHEESE PROGRAM			Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	

Page 7

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T02899-US Registered Regular 77853859 10/21/2009 3820881 Attorney 07/20/2010 07/20/2020 07/20/2020 CLEARVUE David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02909-US Registered Regular 77860692 10/29/2009 3898652 Attorney 01/04/2011 01/04/2021 01/04/2021 CLEAN PLATE David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02966-US Registered Regular 77957492 03/12/2010 3863865 Attorney 10/19/2010 10/19/2020 10/19/2020 David R. Josephs United Natural Foods, Inc. HEARTLAND MEADOW WHERE GOODNESS GROWS and Design (logo) Trademark Country United States Client\Division U010-UNF T02968-US Registered Regular 77961285 03/17/2010 3864137 Attorney 10/19/2010 10/19/2020 10/19/2020 HEARTLAND MEADOW (word mark) David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02977-US Registered Intent To Use Application 85012434 04/13/2010 3926983 Attorney 03/01/2011 03/01/2021 03/01/2021 EARTH ORIGINS MARKET David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T02977-US1 Registered Regular 85914499 EARTH ORIGINS MARKET 04/25/2013 4504334 Attorney 04/01/2014 04/01/2024 04/01/2024 David R. Josephs United Natural Foods, Inc. Trademark Country United States Client\Division 8 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date
U010-UNF	T02899-US	Registered	Regular	77853859	10/21/2009	3820881	07/20/2010	07/20/2020	07/20/2020
Country	United States	Trademark	CLEARVUE			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc.		
U010-UNF	T02909-US	Registered	Regular	77860692	10/29/2009	3898652	01/04/2011	01/04/2021	01/04/2021
Country	United States	Trademark	CLEAN PLATE			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc.		
U010-UNF	T02966-US	Registered	Regular	77957492	03/12/2010	3863865	10/19/2010	10/19/2020	10/19/2020
Country	United States	Trademark	HEARTLAND MEADOW WHERE GOODNESS GROWS and Design (logo)			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc.		
U010-UNF	T02968-US	Registered	Regular	77961285	03/17/2010	3864137	10/19/2010	10/19/2020	10/19/2020
Country	United States	Trademark	HEARTLAND MEADOW (word mark)			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc.		
U010-UNF	T02977-US	Registered	Intent To Use Application	85012434	04/13/2010	3926983	03/01/2011	03/01/2021	03/01/2021
Country	United States	Trademark	EARTH ORIGINS MARKET			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc.		
U010-UNF	T02977-US1	Registered	Regular	85914499	04/25/2013	4504334	04/01/2014	04/01/2024	04/01/2024
Country	United States	Trademark	EARTH ORIGINS MARKET			Attorney	David R. Josephs		
						Client\Division	United Natural Foods, Inc.		

Page 8

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T02998-CA Registered Regular 1508778 12/20/2010 817852 Attorney 02/17/2012 02/17/2027 02/17/2027 David R. Josephs United Natural Foods, Inc. Trademark GRATEFUL HARVEST ORGANIC 100% PURE NEW ZEALAND and Design (color logo) Canada Country Client\Division U010-UNF T02998-US Registered Regular 85070399 06/24/2010 3922648 Attorney 02/22/2011 02/22/2021 02/22/2021 David R. Josephs United Natural Foods, Inc. Trademark GRATEFUL HARVEST ORGANIC 100% PURE NEW ZEALAND and Design (color logo) United States Country Client\Division U010-UNF T03030-US Registered Intent To Use Application 85112294 08/20/2010 4080926 Attorney 01/03/2012 01/03/2022 01/03/2022 David R. Josephs United Natural Foods, Inc. WOWZAVILLE Trademark Country United States Client\Division U010-UNF T03031-US Registered Intent To Use Application 85112308 08/20/2010 4099841 Attorney 02/14/2012 02/14/2022 02/14/2022 WOWZAMART David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T03063-US Registered Intent To Use Application 85176597 11/15/2010 4126368 Attorney 04/10/2012 04/10/2022 04/10/2022 YOUR LOCAL ROOTS David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T03074-US Registered Regular 85203188 12/21/2010 3978302 Attorney 06/14/2011 06/14/2021 06/14/2021 David R. Josephs United Natural Foods, Inc. Trademark EARTH ORIGINS MARKET and Design (color logo) Country United States Client\Division 9 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date
U010-UNF	T02998-CA	Registered	Regular	1508778	12/20/2010	817852	02/17/2012	02/17/2027	02/17/2027
Country: Canada			Trademark: GRATEFUL HARVEST ORGANIC 100% PURE NEW ZEALAND and Design (color logo)			Attorney: David R. Josephs; Client\Division: United Natural Foods, Inc.			
U010-UNF	T02998-US	Registered	Regular	85070399	06/24/2010	3922648	02/22/2011	02/22/2021	02/22/2021
Country: United States			Trademark: GRATEFUL HARVEST ORGANIC 100% PURE NEW ZEALAND and Design (color logo)			Attorney: David R. Josephs; Client\Division: United Natural Foods, Inc.			
U010-UNF	T03030-US	Registered	Intent To Use Application	85112294	08/20/2010	4080926	01/03/2012	01/03/2022	01/03/2022
Country: United States			Trademark: WOWZAVILLE			Attorney: David R. Josephs; Client\Division: United Natural Foods, Inc.			
U010-UNF	T03031-US	Registered	Intent To Use Application	85112308	08/20/2010	4099841	02/14/2012	02/14/2022	02/14/2022
Country: United States			Trademark: WOWZAMART			Attorney: David R. Josephs; Client\Division: United Natural Foods, Inc.			
U010-UNF	T03063-US	Registered	Intent To Use Application	85176597	11/15/2010	4126368	04/10/2012	04/10/2022	04/10/2022
Country: United States			Trademark: YOUR LOCAL ROOTS			Attorney: David R. Josephs; Client\Division: United Natural Foods, Inc.			
U010-UNF	T03074-US	Registered	Regular	85203188	12/21/2010	3978302	06/14/2011	06/14/2021	06/14/2021
Country: United States			Trademark: EARTH ORIGINS MARKET and Design (color logo)			Attorney: David R. Josephs; Client\Division: United Natural Foods, Inc.			

Page 9

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T03074-US1 Registered Regular 85913132 04/24/2013 4504329 Attorney 04/01/2014 04/01/2024 04/01/2024 David R. Josephs United Natural Foods, Inc. Trademark EARTH ORIGINS MARKET and Design (color logo) United States Country Client\Division U010-UNF T03088-CA1 Registered Regular 1537237 07/26/2011 842281 Attorney 02/05/2013 02/05/2028 02/05/2028 David R. Josephs United Natural Foods, Inc. Trademark WOODSTOCK EAT BECAUSE IT'S GOOD! (LOGO) Canada Country Client\Division U010-UNF T03089-CA1 Registered Regular 1537236 07/26/2011 842624 Attorney 02/07/2013 02/07/2028 02/07/2028 David R. Josephs United Natural Foods, Inc. WOODSTOCK Trademark Country Canada Client\Division U010-UNF T03090-CA1 Registered Regular 1537235 EAT BECAUSE ITS GOOD! 07/26/2011 841894 Attorney 01/31/2013 01/31/2028 01/31/2028 David R. Josephs United Natural Foods, Inc. Trademark Canada Country Client\Division U010-UNF T03143-CA Registered Regular 1538713 08/08/2011 847222 Attorney 03/28/2013 03/28/2028 03/28/2028 HARVEST BAY and Design (logo with swoosh) David R. Josephs United Natural Foods, Inc. Trademark Canada Country Client\Division U010-UNF T03196-US Registered Regular 85332059 05/27/2011 4083374 Attorney 01/10/2012 01/10/2022 01/10/2022 IUNFI David R. Josephs United Natural Foods, Inc. Trademark Country United States Client\Division 10 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date
U010-UNF	T03074-US1	Registered	Regular	85913132	04/24/2013	4504329	04/01/2014	04/01/2024	04/01/2024
Country: United States		Trademark: EARTH ORIGINS MARKET and Design (color logo)				Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T03088-CA1	Registered	Regular	1537237	07/26/2011	842281	02/05/2013	02/05/2028	02/05/2028
Country: Canada		Trademark: WOODSTOCK EAT BECAUSE IT'S GOOD! (LOGO)				Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T03089-CA1	Registered	Regular	1537236	07/26/2011	842624	02/07/2013	02/07/2028	02/07/2028
Country: Canada		Trademark: WOODSTOCK				Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T03090-CA1	Registered	Regular	1537235	07/26/2011	841894	01/31/2013	01/31/2028	01/31/2028
Country: Canada		Trademark: EAT BECAUSE ITS GOOD!				Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T03143-CA	Registered	Regular	1538713	08/08/2011	847222	03/28/2013	03/28/2028	03/28/2028
Country: Canada		Trademark: HARVEST BAY and Design (logo with swoosh)				Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T03196-US	Registered	Regular	85332059	05/27/2011	4083374	01/10/2012	01/10/2022	01/10/2022
Country: United States		Trademark: IUNFI				Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		

Page 10

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T03222-CA Registered Intent To Use Application 1565561 02/23/2012 896046 Attorney 02/09/2015 02/09/2030 02/09/2030 IUNFI and Design (logo) David R. Josephs United Natural Foods, Inc. Trademark Canada Country Client\Division U010-UNF T03222-US Registered Regular 85405957 IUNFI and Design (logo) 08/24/2011 4084106 Attorney 01/10/2012 01/10/2022 01/10/2022 David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T03362-US Registered Intent To Use Application 85620942 05/09/2012 4332890 Attorney 05/07/2013 05/07/2023 05/07/2023 David R. Josephs United Natural Foods, Inc. EARTH ORIGINS OUTLET Trademark Country United States Client\Division U010-UNF T03391-US Registered Regular 85649668 ALBERT'S ORGANICS 06/12/2012 4438359 Attorney 11/26/2013 11/26/2023 11/26/2023 David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T03392-US Registered Regular 85649708 06/12/2012 4438360 Attorney 11/26/2013 11/26/2023 11/26/2023 ALBERT'S ORGANICS and Design (B-W logo) David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T03395-CA Registered Regular 1584216 07/12/2012 860679 Attorney 09/19/2013 09/19/2028 09/19/2028 David R. Josephs United Natural Foods, Inc. Trademark UNFI DRIVEN BY NATURE and Design (Canadian color logo with red leaf) Country Canada Client\Division 11 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date
U010-UNF	T03222-CA	Registered	Intent To Use Application	1565561	02/23/2012	896046	02/09/2015	02/09/2030	02/09/2030
Country: Canada			Trademark: IUNFI and Design (logo)			Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T03222-US	Registered	Regular	85405957	08/24/2011	4084106	01/10/2012	01/10/2022	01/10/2022
Country: United States			Trademark: IUNFI and Design (logo)			Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T03362-US	Registered	Intent To Use Application	85620942	05/09/2012	4332890	05/07/2013	05/07/2023	05/07/2023
Country: United States			Trademark: EARTH ORIGINS OUTLET			Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T03391-US	Registered	Regular	85649668	06/12/2012	4438359	11/26/2013	11/26/2023	11/26/2023
Country: United States			Trademark: ALBERT'S ORGANICS			Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T03392-US	Registered	Regular	85649708	06/12/2012	4438360	11/26/2013	11/26/2023	11/26/2023
Country: United States			Trademark: ALBERT'S ORGANICS and Design (B-W logo)			Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	
U010-UNF	T03395-CA	Registered	Regular	1584216	07/12/2012	860679	09/19/2013	09/19/2028	09/19/2028
Country: Canada			Trademark: UNFI DRIVEN BY NATURE and Design (Canadian color logo with red leaf)			Attorney: David R. Josephs		Client\Division: United Natural Foods, Inc.	

Page 11

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T03397-US Registered Intent To Use Application 85660184 06/25/2012 4448608 Attorney 12/10/2013 12/10/2023 12/10/2023 MARKET WATCH David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T03457-US Registered Regular 85754951 10/16/2012 4357431 Attorney 06/25/2013 06/25/2023 06/25/2023 David R. Josephs United Natural Foods, Inc. Trademark SELECT NUTRITION DISTRIBUTORS & DESIGN (LOGO) United States Country Client\Division U010-UNF T03465-CA Filed Regular Trademark 1620736 SELECT NUTRITION 04/02/2013 David R. Josephs United Natural Foods, Inc. Attorney Client\Division Country Canada U010-UNF T03465-US Registered Regular 85759659 SELECT NUTRITION 10/22/2012 4357655 Attorney 06/25/2013 06/25/2023 06/25/2023 David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T03546-US Registered Regular 85861409 02/27/2013 4450382 Attorney 12/17/2013 12/17/2023 12/17/2023 HONEST GREEN (BLOCK LETTERS) David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T03547-US Registered Regular 85861437 HONEST GREEN & DESIGN 02/27/2013 4450383 Attorney 12/17/2013 12/17/2023 12/17/2023 David R. Josephs United Natural Foods, Inc. Trademark Country United States Client\Division 12 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date	Country	Trademark	Attorney	Client\Division
U010-UNF	T03397-US	Registered	Intent To Use Application	85660184	06/25/2012	4448608	12/10/2013	12/10/2023	12/10/2023	United States	MARKET WATCH	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T03457-US	Registered	Regular	85754951	10/16/2012	4357431	06/25/2013	06/25/2023	06/25/2023	United States	SELECT NUTRITION DISTRIBUTORS & DESIGN (LOGO)	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T03465-CA	Filed	Regular	1620736	04/02/2013					Canada	SELECT NUTRITION	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T03465-US	Registered	Regular	85759659	10/22/2012	4357655	06/25/2013	06/25/2023	06/25/2023	United States	SELECT NUTRITION	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T03546-US	Registered	Regular	85861409	02/27/2013	4450382	12/17/2013	12/17/2023	12/17/2023	United States	HONEST GREEN (BLOCK LETTERS)	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T03547-US	Registered	Regular	85861437	02/27/2013	4450383	12/17/2013	12/17/2023	12/17/2023	United States	HONEST GREEN & DESIGN	David R. Josephs	United Natural Foods, Inc.

Page 12

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T03769-US Registered Regular 86121462 11/18/2013 4567433 Attorney 07/15/2014 07/15/2024 07/15/2024 SELECT NUTRITION DISTRIBUTORS & design David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T03790-CA Filed Regular Trademark 1665705 SELECT NUTRITION (LOGO) 02/27/2014 David R. Josephs United Natural Foods, Inc. Attorney Canada Country Client\Division U010-UNF T03790-US Registered Regular 86140463 SELECT NUTRITION (LOGO) 12/11/2013 4568143 Attorney 07/15/2014 07/15/2024 07/15/2024 David R. Josephs United Natural Foods, Inc. Trademark Country United States Client\Division U010-UNF T03805-US Registered Regular 86161202 HEALTHY EXPLORATIONS 01/09/2014 4584089 Attorney 08/12/2014 08/12/2024 08/12/2024 David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T03806-US Registered Regular 86161218 01/09/2014 4584091 Attorney 08/12/2014 08/12/2024 08/12/2024 HEALTHY EXPLORATIONS (LOGO) David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T03807-CA Filed Intent To Use Application 1663267 02/10/2014 CONNECTING FARMS, FOOD, AND FAMILIES David R. Josephs United Natural Foods, Inc. Trademark Attorney Country Canada Client\Division 13 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date	Country	Trademark	Attorney	Client\Division
U010-UNF	T03769-US	Registered	Regular	86121462	11/18/2013	4567433	07/15/2014	07/15/2024	07/15/2024	United States	SELECT NUTRITION DISTRIBUTORS & design	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T03790-CA	Filed	Regular	1665705	02/27/2014					Canada	SELECT NUTRITION (LOGO)	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T03790-US	Registered	Regular	86140463	12/11/2013	4568143	07/15/2014	07/15/2024	07/15/2024	United States	SELECT NUTRITION (LOGO)	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T03805-US	Registered	Regular	86161202	01/09/2014	4584089	08/12/2014	08/12/2024	08/12/2024	United States	HEALTHY EXPLORATIONS	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T03806-US	Registered	Regular	86161218	01/09/2014	4584091	08/12/2014	08/12/2024	08/12/2024	United States	HEALTHY EXPLORATIONS (LOGO)	David R. Josephs	United Natural Foods, Inc.
U010-UNF	T03807-CA	Filed	Intent To Use Application	1663267	02/10/2014					Canada	CONNECTING FARMS, FOOD, AND FAMILIES	David R. Josephs	United Natural Foods, Inc.

Page 13

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T03829-CA Filed Intent To Use Application 1663268 02/10/2014 David R. Josephs United Natural Foods, Inc. Trademark UNISSANT LA FERME, LES ALIMENTS ET LES FAMILLES Attorney Canada Country Client\Division U010-UNF T03855-US Registered Intent To Use Application 86225526 03/19/2014 4740476 Attorney 05/19/2015 05/19/2025 05/19/2025 CONNECTING FARMS TO FAMILIES David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T03863-US Registered Intent To Use Application 86232524 03/26/2014 4928045 Attorney 03/29/2016 03/29/2026 03/29/2026 David R. Josephs United Natural Foods, Inc. INDEPENDENT ADVANTAGE Trademark Country United States Client\Division U010-UNF T03947-US Registered Regular 78282038 08/01/2003 2912935 Attorney 12/21/2004 12/21/2024 12/21/2024 FRITZIE FRESH (Stylized/Design) David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T03948-US Registered Regular 74291185 07/06/1992 1757091 Attorney 03/09/1993 03/09/2023 03/09/2023 FRITZIE FRESH David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T04021-US Registered Regular 76657796 CALIFORNIA COLD LOGISTICS (Stylized/Design) 04/03/2006 3245893 Attorney 05/29/2007 05/29/2017 05/29/2017 David R. Josephs United Natural Foods, Inc. Trademark Country United States Client\Division 14 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date
U010-UNF	T03829-CA	Filed	Intent To Use Application	1663268	02/10/2014				
Country: Canada			Trademark: UNISSANT LA FERME, LES ALIMENTS ET LES FAMILLES			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T03855-US	Registered	Intent To Use Application	86225526	03/19/2014	4740476	05/19/2015	05/19/2025	05/19/2025
Country: United States			Trademark: CONNECTING FARMS TO FAMILIES			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T03863-US	Registered	Intent To Use Application	86232524	03/26/2014	4928045	03/29/2016	03/29/2026	03/29/2026
Country: United States			Trademark: INDEPENDENT ADVANTAGE			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T03947-US	Registered	Regular	78282038	08/01/2003	2912935	12/21/2004	12/21/2024	12/21/2024
Country: United States			Trademark: FRITZIE FRESH (Stylized/Design)			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T03948-US	Registered	Regular	74291185	07/06/1992	1757091	03/09/1993	03/09/2023	03/09/2023
Country: United States			Trademark: FRITZIE FRESH			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		
U010-UNF	T04021-US	Registered	Regular	76657796	04/03/2006	3245893	05/29/2007	05/29/2017	05/29/2017
Country: United States			Trademark: CALIFORNIA COLD LOGISTICS (Stylized/Design)			Attorney: David R. Josephs	Client\Division: United Natural Foods, Inc.		

Page 14

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNF T04023-US Registered Regular 586341 03/06/1986 1468520 Attorney 12/08/1987 12/08/2017 12/08/2017 NONNA'S KITCHEN (Stylized/Design) David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T04023-US1 Registered Regular 76065296 06/05/2000 2603587 Attorney 08/06/2002 08/06/2022 08/06/2022 NONNA'S KITCHEN (Stylized/Design) David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T04024-US Registered Regular 76390942 04/03/2002 2766326 Attorney 09/23/2003 09/23/2023 09/23/2023 David R. Josephs United Natural Foods, Inc. GOLD RUSH CREAMERY NATURAL CHEESE (Stylized/Design) Trademark Country United States Client\Division U010-UNF T04025-US Registered Regular 586340 03/06/1986 1462111 Attorney 10/20/1987 10/20/2017 10/20/2017 NONNA'S David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T04026-US Registered Regular 76715251 10/24/2013 4553705 Attorney 06/24/2014 06/24/2024 06/24/2024 DIANA SUPREME (Stylized/Design) David R. Josephs United Natural Foods, Inc. Trademark United States Country Client\Division U010-UNF T04238-US Filed Regular Trademark 86830194 SUPPLY CHAIN BY CLEARVUE 11/24/2015 David R. Josephs United Natural Foods, Inc. Attorney Country United States Client\Division 15 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

ClientCode	DocketNumber	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date
U010-UNF	T04023-US	Registered	Regular	586341	03/06/1986	1468520	12/08/1987	12/08/2017	12/08/2017
Country	United States		Trademark	NONNA'S KITCHEN (Stylized/Design)		Attorney		David R. Josephs	
							Client\Division	United Natural Foods, Inc.	
U010-UNF	T04023-US1	Registered	Regular	76065296	06/05/2000	2603587	08/06/2002	08/06/2022	08/06/2022
Country	United States		Trademark	NONNA'S KITCHEN (Stylized/Design)		Attorney		David R. Josephs	
							Client\Division	United Natural Foods, Inc.	
U010-UNF	T04024-US	Registered	Regular	76390942	04/03/2002	2766326	09/23/2003	09/23/2023	09/23/2023
Country	United States		Trademark	GOLD RUSH CREAMERY NATURAL CHEESE (Stylized/Design)		Attorney		David R. Josephs	
							Client\Division	United Natural Foods, Inc.	
U010-UNF	T04025-US	Registered	Regular	586340	03/06/1986	1462111	10/20/1987	10/20/2017	10/20/2017
Country	United States		Trademark	NONNA'S		Attorney		David R. Josephs	
							Client\Division	United Natural Foods, Inc.	
U010-UNF	T04026-US	Registered	Regular	76715251	10/24/2013	4553705	06/24/2014	06/24/2024	06/24/2024
Country	United States		Trademark	DIANA SUPREME (Stylized/Design)		Attorney		David R. Josephs	
							Client\Division	United Natural Foods, Inc.	
U010-UNF	T04238-US	Filed	Regular	86830194	11/24/2015				
Country	United States		Trademark	SUPPLY CHAIN BY CLEARVUE		Attorney		David R. Josephs	
							Client\Division	United Natural Foods, Inc.	

Page 15

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

04/15/2016 TRADEMARK CASE PRINT ClientCode Docket Number Status Case Type Appl. No. Appl. Date Reg. No. Reg. Date Exp. Date Renewal Date U010-UNT T03517-US Filed Intent To Use Application 85820921 01/11/2013 STUDY MUNCHIES (LOGO) David R. Josephs Trademark Attorney United States Country Client\Division United Natural Foods, Inc./United Natural Trading, LLC 1 Page

04/15/2016

BARLOW, JOSEPHS & HOLMES, LTD.
PATENT, TRADEMARK & COPYRIGHT LAW

TRADEMARK CASE PRINT

Country United States **Trademark** STUDY MUNCHIES (LOGO) **Attorney** David R. Josephs

Page 1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 9.1.14

ENVIRONMENTAL MATTERS

Matters disclosed in writing to the Agents and the Lenders on or prior to the Closing Date.

S-9.1.14-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 9.1.15

RESTRICTIVE AGREEMENTS

None.

S-9.1.15-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 9.1.16

LITIGATION

1.                                      Proceedings and investigations pending against Borrowers or Subsidiaries:

None.

2.                                      Threatened proceedings or investigations of which any Borrower or Subsidiary has knowledge:

None.

3.                                      Pending Commercial Tort Claim held by any Obligor:

None.

S-9.1.16-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 9.1.18

PENSION PLAN DISCLOSURES

a)             One or more Obligors contribute to two Multiemployer Plans: the United Wire, Metal and Machine Pension Fund (the Woodstock Farms location) and the New England Teamsters and Trucking Industry Pension Fund (the Leicester, MA location).

b)             [*CONFIDENTIAL*].

c)              One or more Obligors contribute to Multiemployer Plans: the Western Conference of Teamsters Pension fund (Nor-Cal Produce Inc.).

S-9.1.18-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 9.1.20

LABOR CONTRACTS

(a)         Borrowers and Subsidiaries are party to the following collective bargaining agreements, management agreements and consulting agreements:

Parties	Type of Agreement	Term of Agreement
United Natural Foods Inc. and Teamsters Local Union No. 117 (Auburn, Washington)	Collective bargaining agreement	Signed 2/7/13 Retroactive 3/1/12 – 2/28/17

UNFI and Chaufers, Teamsters & Helpers Local Union No 238 (Iowa City, Iowa)	Collective bargaining agreement	7/30/14 – 7/1/17

United Natural Foods Inc. and Teamsters Local 493 (Dayville, CT)	Collective bargaining agreement	8/1/14 – 7/31/19

United Natural Trading Co. dba Woodstock Farms Manufacturing Co and Local 810 International Brotherhood of Teamsters (Woodstock Farms, NJ)	Collective bargaining agreement	7/1/14 – 6/30/17

United Natural Foods Incorporated Route 56, Leicester, MA 01524 and Teamsters Union Local 170 (Leicester, MA)	Collective bargaining agreement	Original agreement date 3/24/14 – 3/23/17 Dissolved

Nor-Cal Produce, Inc. and Chauffeurs Teamsters and Helpers Local Union No. 150 (Sacramento, CA)	Collective bargaining agreement	6/1/2014-05/31/20

United Natural Foods Inc. and IBT Local 63 (chartered by the International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America) (Moreno Valley, CA)	Collective bargaining agreement	3/12/16-3/19/16 (still pending final approval)

S-9.1.20-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 9.1.25

ASSETS OF EXCLUDED SUBSIDIARIES

None.

S-9.1.25-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 10.2.1

EXISTING DEBT

None.

S-10.2.1-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 10.2.2

EXISTING LIENS

None.

S-10.2.2-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 10.2.5

EXISTING INVESTMENTS

UNFI owns 1,287,000 units in [*CONFIDENTIAL*].

UNFI owns 100,000 shares of [*CONFIDENTIAL*] common stock with a par value of $0.001 per share.  [*CONFIDENTIAL*] is the parent of [*CONFIDENTIAL*].

UNFI owns 7,848 shares of Class A Preferred Stock of [*CONFIDENTIAL*].  [*CONFIDENTIAL*] is a [*CONFIDENTIAL*].

UNFI is a minority, non-voting partner in [*CONFIDENTIAL*].  [*CONFIDENTIAL*] was formed with [*CONFIDENTIAL*].

UNFI owns approximately [*CONFIDENTIAL*] of [*CONFIDENTIAL*].

UNFI owns approximately [*CONFIDENTIAL*] of [*CONFIDENTIAL*].

Albert’s Organics owns [*CONFIDENTIAL*] of [*CONFIDENTIAL*].

UNFI is a party to warrant agreements with [*CONFIDENTIAL*] pursuant to which UNFI has the right to acquire up to 992 shares of [*CONFIDENTIAL*].

S-10.2.5-1

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

The following notes receivable:

Notes Receivable [*CONFIDENTIAL*]	Short Term Portion	Long Term Portion	Principal Balance as of 4/2/16
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Totals per schedule	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

S-10.2.5-2

NOTE: A request for confidential treatment has been made with respect to the portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE 10.2.17

EXISTING AFFILIATE TRANSACTIONS

One of UNFI’s non-employee directors Gail Graham has been the General Manager of Mississippi Market Natural Foods Cooperative, a consumer owned and controlled cooperative in St. Paul, Minnesota since October 1999. Mississippi Market Natural Foods Cooperative is a customer of UNFI that purchased the following:

Fiscal Year	Net Sales Amount
2011	$6,600,000
2012	$5,300,000
2013	$5,900,000
2014	$6,400,000
2015	$6,800,000
2016 (through March)	$5,200,000

Terms provided to this customer are the same as other customers with similar volumes and purchasing patterns.

S-10.2.17-1